UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811- 09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2020

Date of reporting period:	10/31/2020

Item 1 – Reports to Stockholders

PGIM ABSOLUTE RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Absolute Return Bond Fund

December 15, 2020

PGIM Absolute Return Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–5.15	2.14	1.94 (3/30/11)
(without sales charges)	–1.96	2.81	2.29 (3/30/11)
Class C
(with sales charges)	–3.61	2.02	1.53 (3/30/11)
(without sales charges)	–2.70	2.02	1.53 (3/30/11)
Class Z
(without sales charges)	–1.70	3.08	2.56 (3/30/11)
Class R6
(without sales charges)	–1.66	3.10	2.60 (3/30/11)
ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index
	1.37	1.50	0.93
Bloomberg Barclays US Aggregate Bond Index
	6.19	4.08	3.84

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the commencement of operations for Class Z shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Absolute Return Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that current day fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.60	3.22	3.22
Class C	0.54	2.55	2.55
Class Z	0.63	3.47	3.71
Class R6	0.63	3.58	3.58

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/20 (%)
AAA	17.7
AA	7.4
A	5.6
BBB	16.3
BB	16.6
B	12.3
CCC	4.7
CC	0.2
C	0.1
Not Rated	14.2
Cash/Cash Equivalents	4.9
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Absolute Return Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Absolute Return Bond Fund’s Class Z shares returned -1.70% in the 12-month reporting period that ended October 31, 2020, underperforming the 1.37% return of the ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the Index).

What were the market conditions?

•

Following several stable months, the second half of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit spreads widened sharply during the first quarter of 2020 as COVID-19 and an oil price shock led to acute declines across most fixed income spread sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spreads subsequently tightened sharply; but most spread sectors remained wider than their pre-COVID-19 levels at the end of the period.

•

At the beginning of the period, spread sectors benefited from accommodative central banks, low and range-bound interest rates, and an extended (albeit slow) economic expansion. As 2019 progressed, the Federal Reserve (the Fed) delivered a series of 0.25% cuts to the federal funds target rate, which ended the year in a range of 1.50%-1.75%. The cuts came in response to slowing global economic growth, worsening trade conflicts between the US and China, and persistently below-target inflation rates. While US gross domestic product (GDP) grew 2.1% in the fourth quarter of 2019 and consumer spending remained strong, the US outlook faced risks from global and domestic headwinds, including weaker economic growth abroad, persistent trade war uncertainties, and global political risks.

•

At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global technology cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside risks came into view. But then COVID-19 hit headlines, with person-to-person transmission reported in January 2020 marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields.

•

After generating gains throughout the latter part of 2019, spread sectors declined sharply during the first quarter of 2020. US investment-grade corporate bond spreads rose to a high of approximately 375 basis points (bps) in mid-March before narrowing into the end of the quarter following aggressive actions from the Fed. (One basis point

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equals 0.01%.) Collateralized loan obligation (CLO) spreads widened across the board, with AAA-rated tranches widening 117 bps to 250 bps and AA-rated tranches widening 195 bps during the quarter. Commercial mortgage-backed securities (CMBS) spreads also widened across the capital stack, with spreads on high-quality tranches of conduit CMBS widening by 98 bps during the quarter and by as much as 250 bps during March 2020 before the Fed intervened to stabilize markets. High yield bond spreads rose to a post financial crisis wide of 1,087 bps the last week of March, up from a trough of 338 bps in January.

•

With the US economy decelerating rapidly and financial markets selling off sharply, the Fed cut the federal funds target rate by 0.50% on March 3 and then by another 1.00% on March 15. It quickly deployed—and then moved beyond—its playbook from the global financial crisis by reducing the federal funds target rate to a range of 0.00%-0.25%, re-opening its swap lines, unleashing unlimited quantitative easing purchases, and injecting huge quantities of liquidity into the markets. Reintroducing the Term Asset-Backed Securities Loan Facility (TALF), the Fed sought to further support credit flow and market liquidity by expanding the program to include non-agency CMBS and CLOs, in addition to a wide swath of consumer and commercial asset-backed securities, as eligible collateral. For its part, Congress approved $2.5 trillion of spending and tax breaks to provide help for the unemployed, cash to many households, and resources for small businesses.

•

Following a difficult first quarter, spread markets rebounded sharply in the second and third quarters as the Fed’s unprecedented monetary responses—including a near-zero federal funds rate and purchases of MBS and CMBS, along with its primary and secondary corporate credit facilities and TALF—significantly improved market liquidity. Risk-on sentiment amid improving economic data and a gradual re-opening of the economy helped spreads decline sharply over the last seven months of the period. However, by the end of the period, most assets remained wide of where they began the year. Investment grade spreads and high yield spreads continued to tighten in the third quarter and ended the period at 125 bps and 525 bps, respectively, staying well wide of where they began the year. Spreads on high-quality tranches of conduit CMBS continued to tighten but also remained wider than they were at the start of 2020. Meanwhile, CLO AAA-rated tranches are one of the few assets that have revisited pre-COVID-19 levels, ending the period only slightly wide of where they began the year.

•

US Treasury rates sold off and steepened for the entire period, with the 10-year/2-year Treasury spread rising from 0.17% to 0.74% during the period. US Treasury yields fell sharply, with the yield on the 2-year Treasury note declining from 1.63% to 0.18% and the yield on the 10-year Treasury note declining from 1.78% to 0.88%. In early August 2020, the US 10-year Treasury dropped to its year-to-date lows as COVID-19 cases flared up across the country, with the yield dropping to 50 bps and the curve flattening

PGIM Absolute Return Bond Fund	9

Strategy and Performance Overview (continued)

amid uncertainty over the economic re-opening. The Treasury curve then bear-steepened the last three months of the period as the US 5-year yield rose by 17 bps and the 30-year yield rose by 46 bps after the Fed adjusted its inflation targeting framework to allow for overshoots of its 2% target. (Bear steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.)

What worked?

•

Security selection and duration positioning both contributed positively to the Fund’s performance during the reporting period. (Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.)

•	Strong security selection was highlighted by positioning in high yield, Treasuries, investment grade corporates, sovereigns, bank loans, non-agency mortgages, CLOs, and municipal bonds.

•	Within credit, positions in the banking, consumer non-cyclical, building materials & home construction, and chemicals industries were the largest contributors to performance.

•

Corporate bond positions in Morgan Stanley (banking), Diamond BC BV (consumer non-cyclical), and Calpine Corp. (electric utilities) were among the largest single-name contributors. An overweight to Greece also contributed.

•

During the period, the Fund’s strategy to manage duration was a significant contributor to performance. Specifically, the Fund’s long duration positioning contributed positively to returns as US-dollar rates were lower during the period. The Fund’s active duration positioning ranged from neutral to +1.7 years long during the period, ending it at +1.1 years—the longer end of the range.

•	While overall sector allocation detracted from performance, an allocation to asset-backed securities (ABS) and bank loans contributed to returns.

What didn’t work?

•	Although overall security selection contributed to the Fund’s performance, positioning in emerging markets and CMBS limited results.

•	Within credit, positions in foreign non-corporates; gaming, lodging, & leisure; media & entertainment; midstream energy; and aerospace & defense were the largest detractors from performance.

•

Corporate bond positions in AMC Entertainment Holdings Inc. (gaming, lodging, & leisure), Transocean Inc. (upstream energy), and Bombardier Inc. (aerospace & defense) were among the largest single name detractors. Allocations to Lebanon and Argentina also detracted from performance.

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•	Looking at sector allocation, positions in high yield, investment-grade corporates, and emerging markets were the largest detractors over the period.

•

The Fund occasionally has a modest notional exposure to non-US dollar currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning was a modest detractor from performance for the period.

•	The Fund’s yield curve-flattener positioning detracted from performance as the curve steepened over the period.

Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure, all of which contributed to performance. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure contributed significantly during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance over the period.

Current outlook

•

COVID-19 and the lockdowns implemented to fight it have taken a heavy toll on the economy, with US growth absorbing the most severe hit in many decades. The severity of the contraction triggered a torrent of monetary and fiscal stimulus, including cutting the federal funds rate, initiating asset purchases, and expanding liquidity facilities. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spread sectors rebounded sharply during the last seven months of the reporting period.

•

Developed market interest rates remained range-bound in the third quarter of 2020, and PGIM Fixed Income generally expects the trend to continue in the fourth quarter of 2020 with periodic bouts of volatility in risk assets. With the heightened probability for increased, short-term volatility, PGIM Fixed Income continues to believe that the US 10-year yield may trade near the bottom of the current 50-100 bp range through the end of the year. PGIM Fixed Income is constructive on US duration amid a steep term premium and expectations that an incrementally slower economic recovery without meaningful inflation risks will prompt the Fed to maintain a highly accommodative policy stance for the foreseeable future given how far it is from achieving its inflation and labor market goals. In a recently announced change to its framework for conducting monetary policy, the Fed confirmed that it will now be targeting an inflation rate of 2% on average over time, while permitting periods of overshooting 2% to make

PGIM Absolute Return Bond Fund	11

Strategy and Performance Overview (continued)

up for previous undershoots. Thus, the federal funds rate can be expected to stay at its current level for some time.

•

Although spread sectors have continued to rebound from their March wides, spreads largely remain wide of their pre-COVID-19 levels. PGIM Fixed Income remains cautious on certain sectors that are most exposed to negative, longer-term impacts associated with the pandemic. However, PGIM Fixed Income maintains a positive view of the credit sectors over the medium to long term and currently holds allocations in an array of credit sectors, including investment-grade and high yield corporates, high-quality structured products, and emerging markets. These allocations represent attractive value in relation to Treasuries and agency mortgage-backed securities.

•

The US election process, the policy aftermath, and COVID-19 are just a few of the risks investors face in the fourth quarter of 2020 and beyond. But the configuration of value, fundamentals, and fiscal and monetary policies leaves PGIM Fixed Income relatively optimistic about the bond market outlook. Unless the market’s worst fears materialize, PGIM Fixed Income expects credit sectors to perform better than feared, finding that the combination of moderate growth and high levels of quantitative easing keeps government yields low and encourages a search for yield that further compresses credit spreads.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Absolute Return Bond Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Absolute Return Bond Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,086.50	0.96%	$5.03
	Hypothetical	$1,000.00	$1,020.31	0.96%	$4.88
Class C	Actual	$1,000.00	$1,080.90	1.73%	$9.05
	Hypothetical	$1,000.00	$1,016.44	1.73%	$8.77
Class Z	Actual	$1,000.00	$1,087.40	0.73%	$3.83
	Hypothetical	$1,000.00	$1,021.47	0.73%	$3.71
Class R6	Actual	$1,000.00	$1,087.00	0.64%	$3.36
	Hypothetical	$1,000.00	$1,021.92	0.64%	$3.25

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 93.8%

ASSET-BACKED SECURITIES 28.4%

Automobiles 0.8%
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630%	09/14/27	8,300	$9,045,370
Series 2019-01A, Class B, 144A	3.950	11/14/28	1,700	1,847,881

				10,893,251

Collateralized Loan Obligations 17.4%
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.950% (Cap N/A, Floor 1.950%)	2.168(c)	01/20/32	15,000	14,753,047
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	1.517(c)	07/15/29	2,500	2,474,811
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	1.487(c)	07/15/29	3,498	3,475,196
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	1.568(c)	01/17/28	4,000	3,933,008
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.492(c)	07/20/31	3,000	2,959,463
Elevation CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.457(c)	07/15/30	4,000	3,943,334
Ellington CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.980(c)	02/15/29	19,345	19,029,555
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	1.417(c)	01/15/31	8,000	7,893,319
KVK CLO Ltd. (Cayman Islands),
Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	1.903(c)	05/20/29	9,000	8,860,928
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	1.329(c)	04/21/31	7,432	7,318,852
Series 2014-03A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	2.009(c)	04/21/31	18,000	17,408,722

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%)	2.017%(c)	07/15/31	14,500	$14,082,127
Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	2.237(c)	04/15/29	10,000	9,935,501
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	1.968(c)	04/17/31	4,000	3,952,274
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	1.348(c)	01/17/31	10,000	9,887,441
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	1.390(c)	07/25/31	5,000	4,917,995
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	1.248(c)	04/20/31	1,484	1,461,632
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	1.942(c)	05/07/31	3,500	3,420,198
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	1.508(c)	10/20/28	14,750	14,688,321
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	1.438(c)	10/20/30	8,750	8,666,806
Strata CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.590% (Cap N/A, Floor 1.590%)	1.827(c)	01/15/31	19,000	18,669,259
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.425(c)	01/25/31	4,500	4,462,375
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.815(c)	01/25/31	3,000	2,950,086
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)	1.117(c)	07/15/27	5,483	5,457,119
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	1.447(c)	10/15/30	2,739	2,716,781
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	1.368(c)	01/17/31	10,500	10,251,491

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	1.366%(c)	01/22/31	3,000	$2,960,253
Zais CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	2.427(c)	07/15/31	12,800	12,232,989
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)	1.607(c)	07/15/29	8,501	8,405,054
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	1.527(c)	04/15/30	4,642	4,565,994

				235,733,931

Consumer Loans 2.1%
Lendmark Funding Trust,
Series 2018-02A, Class A, 144A	4.230	04/20/27	3,200	3,272,419
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)	0.944(c)	09/14/32	1,167	1,167,820
Series 2017-01A, Class C, 144A	3.350	09/14/32	700	700,972
Oportun Funding LLC,
Series 2018-B, Class A, 144A (original cost $2,048,575; purchased 06/28/18-09/19/18)(f)	3.910	07/08/24	2,050	2,083,171
Series 2018-B, Class B, 144A (original cost $499,951; purchased 06/28/18)(f)	4.500	07/08/24	500	502,896
Series 2018-B, Class C, 144A (original cost $999,887; purchased 06/28/18)(f)	5.430	07/08/24	1,000	1,005,415
Series 2018-C, Class A, 144A (original cost $3,199,475; purchased 10/12/18)(f)	4.100	10/08/24	3,200	3,251,669
Series 2018-C, Class B, 144A (original cost $1,299,750; purchased 10/12/18)(f)	4.590	10/08/24	1,300	1,308,383
Series 2018-C, Class C, 144A (original cost $1,999,603; purchased 10/12/18)(f)	5.520	10/08/24	2,000	2,011,519
Series 2018-D, Class A, 144A (original cost $2,299,875; purchased 11/30/18)(f)	4.150	12/09/24	2,300	2,340,975
Series 2018-D, Class B, 144A (original cost $1,199,700; purchased 11/30/18)(f)	4.830	12/09/24	1,200	1,213,036
Series 2019-A, Class B, 144A (original cost $4,859,222; purchased 07/25/19)(f)	3.870	08/08/25	4,860	4,887,126

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	2.999%(c)	02/25/23	1,650	$1,612,468
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799(c)	08/25/25	3,400	3,283,664

				28,641,533

Home Equity Loans 1.4%
ABFC Trust,
Series 2004-OPT05, Class A1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)	0.849(c)	06/25/34	913	885,718
Accredited Mortgage Loan Trust,
Series 2004-03, Class 2A2, 1 Month LIBOR + 1.200% (Cap 13.000%, Floor 0.600%)	1.349(c)	10/25/34	1,754	1,762,680
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE06, Class A2, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.340%)	0.829(c)	11/25/33	1,758	1,693,041
Series 2003-HE06, Class A3B, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.480%)	1.109(c)	11/25/33	3,546	3,285,525
Bear Stearns Asset-Backed Securities Trust,
Series 2002-02, Class A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.330%)	0.809(c)	10/25/32	624	618,973
Series 2003-03, Class A2, 1 Month LIBOR + 1.180% (Cap 11.000%, Floor 0.590%)	1.329(c)	06/25/43	88	87,497
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.095% (Cap N/A, Floor 0.730%)	1.244(c)	01/25/34	2,418	2,391,410
Series 2004-HE11, Class M2, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.050%)	1.724(c)	12/25/34	1,279	1,281,385
Home Equity Asset Trust,
Series 2004-07, Class A2, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.420%)	0.989(c)	01/25/35	1,050	1,009,102
MASTR Asset-Backed Securities Trust,
Series 2003-WMC02, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 1.650%)	2.624(c)	08/25/33	885	890,835
Merrill Lynch Mortgage Investors Trust,
Series 2002-HE01, Class A1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)	1.149(c)	08/25/32	1,910	1,876,553
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)	1.169(c)	10/25/33	1,762	1,754,562

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Morgan Stanley ABS Capital I, Inc. Trust, (cont’d.)
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	1.199%(c)	09/25/33	432	$428,634
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)	1.169(c)	10/25/33	440	437,948

				18,403,863

Other 0.2%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	2.498(c)	04/25/23	3,200	3,078,162

Residential Mortgage-Backed Securities 3.5%
Chase Funding Trust,
Series 2002-03, Class 2A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.320%)	0.789(c)	08/25/32	266	254,421
Series 2003-04, Class 1A5	5.076	05/25/33	517	537,363
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT01, Class M1, 1 Month LIBOR + 0.630% (Cap N/A, Floor 0.420%)	0.779(c)	02/25/35	241	234,315
Series 2005-WF01, Class A5	5.010(cc)	11/25/34	3	3,097
Countrywide Asset-Backed Certificates,
Series 2003-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	1.199(c)	07/25/33	605	602,308
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)	0.899(c)	03/25/34	51	50,352
Series 2004-03, Class 1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.210%)	0.569(c)	08/25/34	7,195	6,864,098
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	1.199(c)	11/25/34	341	341,215
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A	4.125(cc)	07/25/58	6,461	6,487,504
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB03, Class AF1	3.379	12/25/32	104	105,499
Series 2003-CB05, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)	1.169(c)	11/25/33	569	555,153
Finance America Mortgage Loan Trust,
Series 2003-01, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	1.199(c)	09/25/33	1,396	1,378,482

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
First Franklin Mortgage Loan Trust,
Series 2004-FF05, Class A2, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.380%)	0.909%(c)	08/25/34		648	$646,973
Fremont Home Loan Trust,
Series 2004-04, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)	0.944(c)	03/25/35		2,231	2,185,066
GSAMP Trust,
Series 2003-HE02, Class A1A, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.300%)	0.749(c)	08/25/33		518	502,016
Series 2004-AR01, Class A2B, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.600%)	1.349(c)	06/25/34		594	597,520
Series 2004-NC02, Class A1B, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.450%)	1.049(c)	10/25/34		1,782	1,746,634
Long Beach Mortgage Loan Trust,
Series 2003-04, Class AV1, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.310%)	0.769(c)	08/25/33		1,183	1,150,185
Series 2004-02, Class A1, 1 Month LIBOR + 0.440% (Cap N/A, Floor 0.220%)	0.589(c)	06/25/34		815	786,230
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)	1.049(c)	05/25/34		213	206,285
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC04, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)	1.049(c)	11/25/34		779	771,168
Series 2004-BC02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.550%)	0.974(c)	05/25/35		1,386	1,369,542
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A2, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)	1.149(c)	09/25/34		2,508	2,464,479
Series 2005-03, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.440%)	0.809(c)	04/25/35		185	185,133
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900(c)	04/16/23	EUR	10,958	11,683,649
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750(cc)	06/25/57		1,552	1,604,824
Series 2018-02, Class A1, 144A	3.250(cc)	03/25/58		4,433	4,635,911

					47,949,422

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Student Loans 3.0%
Laurel Road Prime Student Loan Trust,
Series 2018-D, Class A, 144A	0.000%(cc)	11/25/43		6,510	$6,730,593
Series 2019-A, Class R, IO, 144A	0.000	10/25/48		5,258	368,031
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	0.000(cc)	12/15/45		7,704	7,943,936
Series 2019-D, Class 1PT, 144A	2.616(cc)	01/16/46		8,560	8,818,689
Series 2019-F, Class PT1, 144A	1.870(cc)	02/15/45		9,482	9,729,758
SoFi RR Funding II Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)	1.398(c)	11/29/24		7,270	7,170,186

					40,761,193

TOTAL ASSET-BACKED SECURITIES
(cost $388,212,900)					385,461,355

BANK LOANS 3.9%

Building Materials 0.7%
Clay Holdco BV (Netherlands), Facility B Loan, 3 Month EURIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.500(c)	10/30/26	EUR	2,400	2,749,739
Term Loan, 6 Month EURIBOR + 9.000% (Cap N/A, Floor 0.000%)	9.000(c)	10/29/27	EUR	5,400	6,186,912
CRH Europe Investments B.V.,
Term Loan	— (p)	10/30/26		700	802,007

					9,738,658

Chemicals 0.3%
Diamond BC BV, Initial Euro Term Loan, 1 - 3 Month EURIBOR + 3.250% (Cap N/A, Floor 0.000%)	3.250(c)	09/06/24	EUR	4,183	4,660,709

Foods 0.5%
Froneri Finco SARL (United Kingdom), Second Lien Facility (EUR) Loan, 1 Month EURIBOR + 5.750% (Cap N/A, Floor 0.000%)	5.750(c)	01/31/28	EUR	5,400	6,293,041

Internet 0.2%
Speedster Bidco GmbH (Germany), Second Lien Term Loan, 6 Month EURIBOR + 6.250% (Cap N/A, Floor 0.000%)	6.250(c)	03/31/28	EUR	2,400	2,641,426

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#		Value

BANK LOANS (Continued)

Leisure Time 0.1%
HNVR Holdco Ltd. (United Kingdom),
Facility C, 6 Month EURIBOR + 4.500% (Cap N/A, Floor 0.000%)	4.500%(c)	09/12/25		EUR	2,525	$2,157,769

Oil & Gas 0.4%
Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000(c)	11/03/25			1,858	1,950,900
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)	9.000(c)	06/24/24	(d)		4,275	3,142,125

						5,093,025

Pharmaceuticals 0.1%
Nidda Healthcare Holding GmbH (Germany),
Term Loan F (GBP), 3 Month GBP LIBOR + 4.500%	4.568(c)	08/21/26		GBP	1,700	2,150,963

Retail 1.4%
BBD Bidco Ltd. (United Kingdom),
Facility B-1 Loan, 6 Month GBP LIBOR + 4.750%	4.839(c)	11/13/26		GBP	2,400	2,949,854
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%	9.000(c)	04/20/26			621	589,570
EG Finco Ltd. (United Kingdom),
Facility B (Euro) Loan, 3 Month EURIBOR + 4.000% (Cap N/A, Floor 0.000%)	4.000(c)	02/07/25		EUR	2,417	2,592,444
Second Lien Term Loan, 3 Month EURIBOR + 7.750%^	8.750(c)	04/20/26		EUR	421	446,231
Stonegate Pub Co. Ltd.,
Second Lien Initial Term B Loan, 6 Month GBP LIBOR + 8.500%^	8.573(c)	03/03/28		GBP	10,900	12,002,807

						18,580,906

Telecommunications 0.2%
West Corp.,
Initial Term B Loan, 1 - 3 Month LIBOR + 4.000%	5.000(c)	10/10/24			2,715	2,516,801

TOTAL BANK LOANS
(cost $55,991,053)						53,833,298

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.2%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100(cc)	05/15/35			2,700	2,399,555

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
20 Times Square Trust, (cont’d.)
Series 2018-20TS, Class H, 144A	3.100%(cc)	05/15/35	2,700	$2,227,083
BBCMS Mortgage Trust,
Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	1.597(c)	03/15/37	11,875	11,147,877
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.798(c)	10/15/36	13,907	13,419,672
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	2.648(c)	12/15/36	3,996	3,818,741
Commercial Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.845(cc)	05/15/45	10,690	216,003
Series 2015-LC19, Class XB, IO, 144A	0.252(cc)	02/10/48	123,049	1,277,950
Credit Suisse Mortgage Trust,
Series 2017-LSTK, Class D, 144A	3.331(cc)	04/05/33	6,850	6,636,505
Series 2017-LSTK, Class E, 144A	3.331(cc)	04/05/33	12,575	11,984,350
DBWF Mortgage Trust,
Series 2016-85T, Class E, 144A	3.808(cc)	12/10/36	15,500	14,743,702
FHLMC Multifamily Structured Pass-Through Certificates,
Series K018, Class X1, IO	1.289(cc)	01/25/22	13,078	132,632
Series K020, Class X1, IO	1.355(cc)	05/25/22	18,457	310,622
Series K021, Class X1, IO	1.408(cc)	06/25/22	3,881	66,382
Series K025, Class X1, IO	0.803(cc)	10/25/22	84,878	1,080,187
Series K055, Class X1, IO	1.362(cc)	03/25/26	22,703	1,431,267
Series KC02, Class X1, IO	0.374(cc)	03/25/24	141,838	1,615,320
GS Mortgage Securities Corp.,
Series 2013-GC10, Class XB, IO, 144A	0.488(cc)	02/10/46	103,126	1,150,917
GS Mortgage Securities Trust,
Series 2014-GC20, Class XB, IO	0.436(cc)	04/10/47	28,307	406,738
Independence Plaza Trust,
Series 2018-INDP, Class E, 144A	4.996	07/10/35	5,200	5,031,758
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XB, IO	0.316(cc)	08/15/47	45,056	553,689
Series 2015-C27, Class XB, IO	0.409(cc)	02/15/48	52,766	875,552
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A	4.613(cc)	07/05/31	15,950	15,859,520
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class XB, IO	0.512(cc)	04/15/46	34,956	434,632
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C05, Class XB, IO, 144A	0.232(cc)	08/15/45	65,968	284,724
Series 2013-C08, Class XB, IO, 144A	0.497(cc)	12/15/48	68,276	649,728

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Salus European Loan Conduit DAC (United Kingdom),
Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	1.545%(c)	01/23/29	GBP	9,500	$12,117,117
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class XB, IO, 144A	0.377(cc)	04/10/46		140,883	1,256,465

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(cost $113,185,239)					111,128,688

CONVERTIBLE BOND 0.0%

Telecommunications
Digicel Group 0.5 Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% or PIK N/A (cost $1,507)	7.000	–(rr)		39	5,308

CORPORATE BONDS 33.6%

Advertising 0.1%
National CineMedia LLC,
Sr. Unsec’d. Notes	5.750	08/15/26		2,925	1,590,806

Agriculture 0.0%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	6.125	02/01/25		529	528,003

Airlines 0.3%
American Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	01/15/27		1,955	1,466,500
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates	5.983	10/19/23		633	616,960
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	04/29/26		81	78,448
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates	6.821	02/10/24		528	535,624
United Airlines 2013-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.300	02/15/27		1,722	1,664,271

					4,361,803

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Auto Manufacturers 0.6%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	0.631%(c)	04/12/21		820	$821,028
General Motors Co.,
Sr. Unsec’d. Notes(a)	6.250	10/02/43		1,555	1,913,450
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	3.875	11/13/20		2,150	2,152,031
Gtd. Notes, 144A	4.000	11/12/21		2,810	2,909,287

					7,795,796

Auto Parts & Equipment 0.7%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26		1,900	1,820,262
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250	03/15/26		3,200	3,207,625
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A	5.625	11/15/26		1,800	1,206,000
Nemak SAB de CV (Mexico),
Sr. Unsec’d. Notes(a)	4.750	01/23/25		2,800	2,862,105

					9,095,992

Banks 6.5%
Banco do Brasil SA (Brazil),
Gtd. Notes	3.875	10/10/22		1,500	1,543,828
Banco Nacional de Costa Rica (Costa Rica),
Sr. Unsec’d. Notes, 144A	5.875	04/25/21		750	755,136
Bank of America Corp.,
Jr. Sub. Notes, Series AA	6.100(ff)	–(rr)		8,820	9,742,830
Jr. Sub. Notes, Series JJ	5.125(ff)	–(rr)		6,850	7,014,751
Sr. Unsec’d. Notes, MTN(a)	4.271(ff)	07/23/29		1,450	1,702,010
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes	6.750	10/31/23	EUR	950	994,837
Sr. Unsec’d. Notes, 144A	6.375	07/15/26	EUR	2,355	2,329,525
Citigroup, Inc.,
Jr. Sub. Notes, Series Q, 3 Month LIBOR + 4.095%	4.375(c)	–(rr)		6,685	6,556,201
Sr. Unsec’d. Notes	3.200	10/21/26		1,145	1,259,719
Sr. Unsec’d. Notes	3.887(ff)	01/10/28		980	1,104,535
Sr. Unsec’d. Notes	4.650	07/23/48		365	472,777
Sr. Unsec’d. Notes(a)	8.125	07/15/39		620	1,070,427
Sub. Notes	4.400	06/10/25		405	458,122

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes(a)	3.750%	03/26/25	1,200	$1,327,634
Danske Bank A/S (Denmark),
Sr. Unsec’d. Notes, 144A	3.001(ff)	09/20/22	5,460	5,554,149
Development Bank of the Republic of Belarus JSC (Belarus),
Sr. Unsec’d. Notes, 144A	6.750	05/02/24	3,605	3,436,508
Discover Bank,
Sr. Unsec’d. Notes(a)	4.200	08/08/23	5,500	6,020,223
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M, 3 Month LIBOR + 3.922%	4.165(c)	–(rr)	5,225	5,129,275
Sr. Unsec’d. Notes(a)	3.850	01/26/27	3,940	4,433,150
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	170	198,156
Grupo Aval Ltd. (Colombia),
Gtd. Notes, 144A	4.375	02/04/30	3,800	3,699,172
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	–(rr)	1,500	1,507,912
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	3.684(c)	–(rr)	64	60,608
Jr. Sub. Notes, Series Q	5.150(ff)	–(rr)	3,725	3,725,430
Jr. Sub. Notes, Series R	6.000(ff)	–(rr)	7,707	7,898,263
Jr. Sub. Notes, Series X	6.100(ff)	–(rr)	3,400	3,583,688
Morgan Stanley,
Sr. Unsec’d. Notes(a)	4.375	01/22/47	1,260	1,646,854
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	1,750	1,995,336
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	605	686,844
Sub. Notes, MTN	4.100	05/22/23	1,710	1,854,126
People’s United Bank NA,
Sub. Notes	4.000	07/15/24	325	348,272

				88,110,298

Beverages 0.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	8.200	01/15/39	250	409,876

Building Materials 0.3%
Cemex SAB de CV (Mexico),
Sr. Sec’d. Notes, 144A	5.450	11/19/29	2,180	2,304,674
U.S. Concrete, Inc.,
Gtd. Notes	6.375	06/01/24	1,573	1,625,767

				3,930,441

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals 3.1%
Ashland LLC,
Gtd. Notes	6.875%	05/15/43		4,100	$5,273,835
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A	4.500	01/10/28		1,630	1,568,640
Gtd. Notes, 144A(a)	5.875	01/31/50		930	866,448
CF Industries, Inc.,
Gtd. Notes(a)	4.950	06/01/43		1,765	2,112,834
Chemours Co. (The),
Gtd. Notes	4.000	05/15/26	EUR	1,500	1,663,782
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes	3.500	07/19/22		1,025	1,051,147
Diamond BC BV,
Sr. Unsec’d. Notes	5.625	08/15/25	EUR	6,085	6,995,999
Hexion, Inc.,
Gtd. Notes, 144A(a)	7.875	07/15/27		1,575	1,634,909
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44		165	192,913
Gtd. Notes	5.250	07/15/43		10	12,224
Monitchem HoldCo 2 SA (Luxembourg),
Gtd. Notes, 144A	9.500	09/15/26	EUR	1,000	1,194,768
Nouryon Holding BV (Netherlands),
Gtd. Notes	6.500	10/01/26	EUR	5,000	5,926,250
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(a)	5.250	06/01/27		4,100	3,994,585
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes(a)	4.900	06/01/43		1,350	1,641,560
Sr. Unsec’d. Notes	6.125	01/15/41		170	231,261
Sasol Financing International Ltd. (South Africa),
Gtd. Notes(a)	4.500	11/14/22		5,885	5,716,868
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A	10.500	08/01/24		1,700	1,445,284

					41,523,307

Commercial Services 1.4%
ERAC USA Finance LLC,
Gtd. Notes, 144A	6.700	06/01/34		110	156,179
Gtd. Notes, 144A(h)	7.000	10/15/37		1,725	2,512,930
Laureate Education, Inc.,
Gtd. Notes, 144A(a)	8.250	05/01/25		5,850	6,230,875
Loxam SAS (France),
Sr. Sec’d. Notes, 144A	2.875	04/15/26	EUR	1,400	1,491,590

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
Loxam SAS (France), (cont’d.)
Sr. Sub. Notes(a)	5.750%	07/15/27	EUR	5,000	$5,106,224
Sr. Sub. Notes, 144A	4.500	04/15/27	EUR	1,500	1,450,873
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A	5.500	10/01/21		401	401,846
United Rentals North America, Inc.,
Gtd. Notes	5.250	01/15/30		1,200	1,300,993

					18,651,510

Computers 0.2%
Everi Payments, Inc.,
Gtd. Notes, 144A(a)	7.500	12/15/25		2,769	2,800,584

Diversified Financial Services 0.5%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A	5.500	01/15/23		2,000	2,037,917
Jefferies Group LLC,
Sr. Unsec’d. Notes	6.500	01/20/43		175	226,390
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	9.125	07/15/26		3,700	3,959,474
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, EMTN	5.250	08/10/28		1,100	1,180,489

					7,404,270

Electric 1.5%
AES Panama Generation Holdings SRL (Panama),
Sr. Sec’d. Notes, 144A(a)	4.375	05/31/30		2,065	2,182,850
Calpine Corp.,
Sr. Unsec’d. Notes, 144A(a)	4.625	02/01/29		1,500	1,514,064
Sr. Unsec’d. Notes, 144A(a)	5.000	02/01/31		2,275	2,323,684
Duke Energy Carolinas LLC,
First Ref. Mortgage	4.000	09/30/42		50	59,490
Eskom Holdings SOC Ltd. (South Africa),
Sr. Unsec’d. Notes	5.750	01/26/21		5,055	4,943,824
Sr. Unsec’d. Notes, 144A	7.125	02/11/25		4,335	4,060,353
Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23		200	189,583
Evergy Kansas Central, Inc.,
First Mortgage	4.100	04/01/43		325	382,718
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A	5.450	07/15/44		800	974,070

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Instituto Costarricense de Electricidad (Costa Rica),
Sr. Unsec’d. Notes, 144A	6.950%	11/10/21		500	$492,929
Mong Duong Finance Holdings BV (Vietnam),
Sr. Sec’d. Notes	5.125	05/07/29		1,995	2,036,180
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	3.625	06/15/23		1,575	1,687,297

					20,847,042

Electrical Components & Equipment 0.4%
Energizer Gamma Acquisition BV,
Gtd. Notes	4.625	07/15/26	EUR	1,700	2,028,239
Gtd. Notes, 144A	4.625	07/15/26	EUR	2,600	3,102,013

					5,130,252

Electronics 0.0%
Jabil, Inc.,
Sr. Unsec’d. Notes	4.700	09/15/22		80	85,397

Energy-Alternate Sources 0.1%
Neerg Energy Ltd. (Mauritius),
Sr. Sec’d. Notes	6.000	02/13/22		850	860,263

Engineering & Construction 0.2%
Delhi International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A	6.450	06/04/29		995	1,003,362
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A(a)	3.875	04/30/28		2,000	1,795,150

					2,798,512

Entertainment 0.5%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26		4,718	264,003
Sr. Sec’d. Notes, 144A	10.500	04/24/26		553	285,642
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A(a)	5.250	10/15/25		1,775	1,685,865
Codere Finance 2 Luxembourg SA (Spain),
Sr. Sec’d. Notes	6.750	11/01/21	EUR	3,000	1,682,703
Sr. Sec’d. Notes, 144A	10.750	09/30/23	EUR	2,066	2,412,795

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.250%	03/15/26		450	$455,873

					6,786,881

Foods 0.8%
Co-operative Group Holdings 2011 Ltd. (United Kingdom),
Gtd. Notes	7.500	07/08/26	GBP	3,400	5,192,484
Kraft Heinz Foods Co.,
Gtd. Notes, 144A	4.625	10/01/39		440	472,756
Gtd. Notes, 144A(a)	4.875	10/01/49		2,980	3,150,037
Picard Bondco SA (Luxembourg),
Gtd. Notes	5.500	11/30/24	EUR	2,300	2,625,121

					11,440,398

Forest Products & Paper 0.2%
Georgia-Pacific LLC,
Gtd. Notes, 144A	5.400	11/01/20		35	35,000
Sr. Unsec’d. Notes	7.375	12/01/25		400	511,481
Suzano Austria GmbH (Brazil),
Gtd. Notes(a)	6.000	01/15/29		1,860	2,159,210

					2,705,691

Gas 0.6%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.500	05/20/25		2,900	3,106,035
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	5.850	01/15/41		700	955,161
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes	4.600	12/15/44		125	152,913
ENN Energy Holdings Ltd. (China),
Sr. Unsec’d. Notes, 144A(a)	2.625	09/17/30		2,520	2,533,379
Southern Co. Gas Capital Corp.,
Gtd. Notes	4.400	06/01/43		1,375	1,614,949

					8,362,437

Healthcare-Products 0.3%
Medtronic Global Holdings SCA,
Gtd. Notes	1.625	03/07/31	EUR	500	655,551

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Products (cont’d.)
Medtronic Global Holdings SCA, (cont’d.)
Gtd. Notes	2.250%	03/07/39	EUR	705	$979,841
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	1,250	1,510,273
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	825	1,028,994

					4,174,659

Healthcare-Services 0.5%
Aetna, Inc.,
Sr. Unsec’d. Notes	2.750	11/15/22		450	466,947
Sr. Unsec’d. Notes	4.500	05/15/42		530	621,235
Anthem, Inc.,
Sr. Unsec’d. Notes	4.101	03/01/28		700	806,810
Sr. Unsec’d. Notes	4.650	01/15/43		120	149,941
Sr. Unsec’d. Notes(a)	5.100	01/15/44		515	682,841
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	3.200	02/01/22		25	25,841
Memorial Sloan-Kettering Cancer Center,
Sr. Unsec’d. Notes	4.125	07/01/52		75	92,304
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(a)	9.750	12/01/26		3,175	3,420,468
Tenet Healthcare Corp.,
Sec’d. Notes, 144A	6.250	02/01/27		25	25,959

					6,292,346

Home Builders 0.8%
Beazer Homes USA, Inc.,
Gtd. Notes(a)	7.250	10/15/29		3,625	3,901,184
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27		1,792	1,986,502
New Home Co., Inc. (The),
Gtd. Notes	7.250	04/01/22		2,550	2,598,705
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A(a)	5.875	06/15/27		2,560	2,839,851

					11,326,242

Insurance 1.0%
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes	5.950	10/15/36		215	288,649

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Hartford Financial Services Group, Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	6.100%	10/01/41	280	$400,726
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	436	477,269
Gtd. Notes, 144A	4.569	02/01/29	1,614	1,947,951
Lincoln National Corp.,
Sr. Unsec’d. Notes	7.000	06/15/40	695	1,005,186
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22	2,020	2,160,352
Sr. Unsec’d. Notes	5.000	03/30/43	3,125	3,763,287
Principal Financial Group, Inc.,
Gtd. Notes	4.350	05/15/43	975	1,145,109
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A(h)	4.900	09/15/44	1,950	2,501,676
Sub. Notes, 144A	6.850	12/16/39	54	79,717

				13,769,922

Iron/Steel 0.0%
Metinvest BV (Ukraine),
Sr. Unsec’d. Notes, 144A	7.650	10/01/27	320	312,160

Lodging 0.2%
Gohl Capital Ltd. (Malaysia),
Gtd. Notes	4.250	01/24/27	1,910	1,881,050
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/22	75	76,509
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes	5.125	08/08/25	1,000	1,079,353

				3,036,912

Machinery-Diversified 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes	4.875	10/01/21	50	51,972

Media 0.8%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.750	03/01/30	1,300	1,366,673
Sr. Unsec’d. Notes, 144A	5.875	05/01/27	1,407	1,468,076

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384%	10/23/35	2,640	$3,571,015
Sr. Sec’d. Notes	6.484	10/23/45	585	789,242
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes(a)	9.250	02/15/24	814	708,636
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A	6.625	08/15/27	2,785	1,155,700
DISH DBS Corp.,
Gtd. Notes(a)	7.750	07/01/26	1,525	1,617,174

				10,676,516

Mining 0.2%
Indonesia Asahan Aluminium Persero PT (Indonesia),
Sr. Unsec’d. Notes	6.530	11/15/28	1,650	2,000,888

Miscellaneous Manufacturing 0.7%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500	12/01/24	6,525	4,908,821
Sr. Unsec’d. Notes, 144A(a)	7.875	04/15/27	5,675	4,132,989

				9,041,810

Oil & Gas 2.7%
Antero Resources Corp.,
Gtd. Notes	5.625	06/01/23	3,500	2,905,827
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	974	952,048
Sr. Unsec’d. Notes, 144A	7.000	11/01/26	1,225	1,083,648
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47	1,835	1,811,219
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A	9.250	08/01/24	500	425,088
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27	2,125	2,241,968
Concho Resources, Inc.,
Gtd. Notes	4.875	10/01/47	275	336,889
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(a)	5.500	01/30/26	2,700	2,742,488

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A	4.950%	07/19/22		730	$767,264
Sr. Unsec’d. Notes, 144A	6.510	03/07/22		2,020	2,142,242
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	6.250	11/01/28		700	642,535
HPCL-Mittal Energy Ltd. (India),
Sr. Unsec’d. Notes(a)	5.250	04/28/27		978	994,022
Leviathan Bond Ltd. (Israel),
Sr. Sec’d. Notes, 144A	6.750	06/30/30		2,020	2,080,619
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	4.264(s)	10/10/36		3,000	1,363,078
Sr. Unsec’d. Notes	6.450	09/15/36		750	606,046
Petrobras Global Finance BV (Brazil),
Gtd. Notes	5.093	01/15/30		529	553,579
Gtd. Notes	5.375	10/01/29	GBP	800	1,111,869
Gtd. Notes	6.625	01/16/34	GBP	2,605	3,740,386
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	800	818,041
Gtd. Notes	6.350	02/12/48		2,238	1,709,361
Gtd. Notes	6.500	03/13/27		410	381,037
Gtd. Notes	6.500	01/23/29		1,075	958,868
Gtd. Notes	6.840	01/23/30		100	89,128
Gtd. Notes, EMTN	4.875	02/21/28	EUR	100	103,568
Range Resources Corp.,
Gtd. Notes, 144A(a)	9.250	02/01/26		3,400	3,604,829
Transocean, Inc.,
Gtd. Notes, 144A (original cost $ 5,061,750;
purchased 04/30/19)(f)	7.250	11/01/25		5,100	1,704,474
Gtd. Notes, 144A (original cost $ 1,500,750;
purchased 01/08/20-01/10/20)(f)	8.000	02/01/27		1,500	413,574

					36,283,695

Oil & Gas Services 0.0%
Cameron International Corp.,
Gtd. Notes	5.950	06/01/41		100	115,393

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Packaging & Containers 0.8%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000%	06/30/27	EUR	9,000	$10,141,190
WestRock RKT LLC, Gtd. Notes	4.900	03/01/22		1,190	1,258,941

					11,400,131

Pharmaceuticals 2.5%
AbbVie, Inc.,
Sr. Unsec’d. Notes	4.500	05/14/35		4,085	4,964,325
Sr. Unsec’d. Notes	4.700	05/14/45		940	1,144,911
Sr. Unsec’d. Notes, 144A(a)	4.050	11/21/39		2,500	2,858,513
Sr. Unsec’d. Notes, 144A	4.550	03/15/35		4,155	5,051,657
Sr. Unsec’d. Notes, 144A	4.850	06/15/44		2,060	2,534,653
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28		400	395,042
Gtd. Notes, 144A	7.250	05/30/29		1,200	1,291,158
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39		615	760,788
Sr. Unsec’d. Notes(a)(h)	4.350	11/15/47		2,100	2,677,621
Sr. Unsec’d. Notes(h)	5.000	08/15/45		1,510	2,065,213
Cigna Corp.,
Gtd. Notes	4.375	10/15/28		3,990	4,717,109
CVS Health Corp.,
Sr. Unsec’d. Notes	5.050	03/25/48		690	872,085
Sr. Unsec’d. Notes	5.125	07/20/45		1,315	1,657,713
Sr. Unsec’d. Notes	5.300	12/05/43		485	616,809
Mylan NV,
Gtd. Notes	5.250	06/15/46		520	647,338
Upjohn, Inc.,
Gtd. Notes, 144A	4.000	06/22/50		2,190	2,306,645

					34,561,580

Pipelines 1.2%
Energy Transfer Operating LP,
Gtd. Notes	5.150	03/15/45		55	51,120
Gtd. Notes	5.300	04/15/47		125	118,226
Gtd. Notes	6.250	04/15/49		75	78,835
Jr. Sub. Notes, Series G	7.125(ff)	–(rr)		3,360	2,744,866

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Enterprise Products Operating LLC,
Gtd. Notes	4.950%	10/15/54	2,700	$3,053,333
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A	6.375	03/30/38	496	542,299
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	12/01/42	125	123,201
Sr. Unsec’d. Notes	5.150	10/15/43	1,350	1,554,806
MPLX LP,
Sr. Unsec’d. Notes	5.200	03/01/47	145	151,519
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.375	08/15/22	150	155,695
Sr. Unsec’d. Notes, 144A(a)	4.875	08/15/27	500	541,752
ONEOK, Inc.,
Gtd. Notes	4.950	07/13/47	1,060	993,160
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A(a)	3.600	05/15/25	1,525	1,523,851
Sr. Unsec’d. Notes, 144A	6.875	04/15/40	1,850	1,905,174
Sunoco Logistics Partners Operations LP,
Gtd. Notes	5.400	10/01/47	60	57,597
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	1,875	1,723,440
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	75	75,062
Sr. Unsec’d. Notes(a)	5.300	03/01/48	910	734,020

				16,127,956

Real Estate 0.6%
Arabian Centres Sukuk Ltd. (Saudi Arabia),
Sr. Unsec’d. Notes, 144A	5.375	11/26/24	1,655	1,546,534
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A	5.750	12/01/25	3,575	3,621,657
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A	6.250	02/15/26	2,425	2,323,723

				7,491,914

Retail 1.7%
Brinker International, Inc.,
Gtd. Notes, 144A	5.000	10/01/24	1,000	1,002,363

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	4.375%	02/07/25	EUR	8,700	$9,271,196
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes (original cost $ 1,904,000; purchased 10/25/19)(f)	8.625	01/15/21		2,975	534,650
Sr. Unsec’d. Notes (original cost $ 1,089,920; purchased 10/25/19)(f)	8.625	01/15/21		1,703	306,540
Golden Nugget, Inc.,
Gtd. Notes, 144A	8.750	10/01/25		425	348,787
JSM Global Sarl (Brazil),
Gtd. Notes, 144A	4.750	10/20/30		1,800	1,818,376
L Brands, Inc.,
Gtd. Notes(a)	5.625	10/15/23		2,855	2,999,346
Macy’s Retail Holdings LLC,
Gtd. Notes	4.300	02/15/43		705	397,682
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A(a)	8.000	11/15/26		1,154	1,156,436
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.500	11/01/23		1,225	1,224,513
Gtd. Notes(a)	5.625	12/01/25		4,275	4,239,749

					23,299,638

Savings & Loans 0.0%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes	3.650	12/06/22		325	341,630

Telecommunications 1.4%
Altice France SA (France),
Sr. Sec’d. Notes	3.375	01/15/28	EUR	1,550	1,705,921
Sr. Sec’d. Notes, 144A	3.375	01/15/28	EUR	2,300	2,531,367
AT&T, Inc.,
Sr. Unsec’d. Notes	3.800	02/15/27		1,350	1,518,895
Sr. Unsec’d. Notes, 144A(a)	3.500	09/15/53		929	878,232
Sr. Unsec’d. Notes, 144A	3.650	09/15/59		318	301,955
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series P(a)	7.600	09/15/39		825	929,193
CommScope Technologies LLC,
Gtd. Notes, 144A	6.000	06/15/25		629	623,775

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Digicel Group 0.5 Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% or PIK 10.000%	10.000%	04/01/24	763	$578,493
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% or PIK 8.000%	8.000	04/01/25	238	80,903
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26	454	338,788
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000%	13.000	12/31/25	577	536,948
Sr. Sec’d. Notes, 144A	8.750	05/25/24	1,138	1,138,440
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23	2,050	1,271,034
Embarq Corp.,
Sr. Unsec’d. Notes(a)	7.995	06/01/36	2,500	2,925,000
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes	5.500	08/01/23(d)	2,000	1,176,786
Intrado Corp.,
Gtd. Notes, 144A(a)	8.500	10/15/25	1,350	1,215,050
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	465	498,889
Millicom International Cellular SA (Colombia),
Sr. Unsec’d. Notes, 144A(a)	4.500	04/27/31	515	522,737

				18,772,406

Textiles 0.0%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes	3.850	02/01/23	104	110,265

Water 0.2%
Aegea Finance Sarl (Brazil),
Gtd. Notes, 144A	5.750	10/10/24	2,255	2,327,859

TOTAL CORPORATE BONDS
(cost $463,394,919)				456,735,453

MUNICIPAL BONDS 2.7%

California 0.5%
Bay Area Toll Authority,
BABs, Revenue Bonds, Series F2	6.263	04/01/49	550	898,706

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

California (cont’d.)
Los Angeles Department of Water,
BABs, Taxable, Revenue Bonds, Series SY(h)	6.008%	07/01/39	3,610	$4,860,720
University of California,
Taxable, Revenue Bonds, Series AP(h)	3.931	05/15/45	625	735,650
Taxable, Revenue Bonds, Series J	4.131	05/15/45	675	787,624

				7,282,700

Colorado 0.1%
Regional Transportation District Sales Tax Revenue,
BABs, Revenue Bonds, Series 2010-B	5.844	11/01/50	1,190	1,901,203

Illinois 0.2%
Chicago O’Hare International Airport,
BABs, Revenue Bonds, Series B	6.395	01/01/40	360	519,102
State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	1,400	1,404,270

				1,923,372

New Jersey 0.3%
New Jersey Turnpike Authority,
BABs, Revenue Bonds, Series F	7.414	01/01/40	2,000	3,283,520
Rutgers State University of New Jersey,
BABs, Revenue Bonds	5.665	05/01/40	200	270,094

				3,553,614

New York 0.1%
New York City Water & Sewer System,
BABs, Taxable, Revenue Bonds(a)	5.882	06/15/44	400	620,692

Ohio 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, Series A	4.800	06/01/2111	180	249,086

Puerto Rico 1.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750	07/01/53	9,346	9,797,785
Revenue Bonds, Restructured, Series A-1	5.000	07/01/58	10,104	10,746,008

				20,543,793

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Texas 0.0%
City of San Antonio Electric & Gas Systems Revenue,
Taxable, Revenue Bonds	4.427%	02/01/42	120	$149,795

TOTAL MUNICIPAL BONDS
(cost $32,334,919)				36,224,255

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.7%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%	0.339(c)	03/27/36	4,674	4,595,050
Series 2015-R03, Class 6A1, 144A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)	0.319(c)	05/27/36	408	403,653
Banc of America Funding Trust,
Series 2014-R02, Class 2A1, 144A, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)	0.366(c)	05/26/37	542	534,086
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	1.772(c)	09/26/45	1,131	1,136,594
Bellemeade Re Ltd. (Bermuda),
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749(c)	04/25/28	802	793,716
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749(c)	08/25/28	1,164	1,151,267
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	1.999(c)	10/25/28	1,795	1,782,747
BVRT Financing Trust,
Series 2019-01, Class F, 144A^	2.295(cc)	09/15/21	17,448	17,302,975
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	1.649(c)	11/01/23	17,200	17,322,041
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A3	3.441(cc)	02/25/37	85	84,364
CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	2.149(c)	01/25/57	2,381	2,394,729
Series 2017-06, Class A1, 144A	3.015(cc)	06/25/57	1,470	1,475,745
Series 2017-08, Class A1, 144A	3.000(cc)	12/25/65	2,857	2,865,347
Connecticut Avenue Securities Trust,
Series 2020-R01, Class 1M2, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	2.199(c)	01/25/40	200	195,905
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	1.849(c)	11/25/28	1,893	1,863,771

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk Trust,
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799%(c)	01/25/49	701	$693,584
GCAT LLC,
Series 2019-04, Class A1, 144A	3.228	11/26/49	6,747	6,763,940
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.289(c)	01/26/37	1,503	1,474,090
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.289(c)	10/26/36	1,318	1,295,353
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	0.289(c)	10/26/36	1,400	1,327,551
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749(c)	10/25/28	550	543,476
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1	2.959(cc)	07/25/35	66	64,358
Series 2018-07FRB, Class A2, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	0.899(c)	04/25/46	1,674	1,668,564
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	0.899(c)	01/25/48	2,951	2,944,378
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	1.699(c)	07/25/28	310	308,916
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	1.549(c)	03/25/28	92	92,091
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	2.849(c)	03/25/28	1,240	1,187,701
Series 2020-02, Class M1A, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)	3.296(c)	10/25/30	2,080	2,080,034
Series 2020-02, Class M1B, 144A, 1 Month LIBOR + 4.000% (Cap N/A, Floor 4.000%)	4.146(c)	10/25/30	1,315	1,314,757
Series 2020-02, Class M1C, 144A, 1 Month LIBOR + 4.600% (Cap N/A, Floor 4.600%)	4.746(c)	10/25/30	1,025	1,024,005
Structured Asset Securities Corp.,
Series 2003-37A, Class 3A7	3.051(cc)	12/25/33	377	383,844

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $76,513,905)				77,068,632

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS 9.6%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	0.125%(cc)	07/09/30		7,076	$2,589,255
Sr. Unsec’d. Notes	0.125(cc)	07/09/35		4,565	1,491,092
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375	08/20/30		685	700,931
Brazil Loan Trust 1 (Brazil),
Gov’t. Gtd. Notes	5.477	07/24/23		664	684,174
Brazil Minas SPE via State of Minas Gerais (Brazil),
Gov’t. Gtd. Notes(a)	5.333	02/15/28		5,256	5,543,748
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.875	01/30/60		1,570	1,505,745
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A	0.500(cc)	07/31/30		1,056	702,197
Sr. Unsec’d. Notes, 144A	0.500(cc)	07/31/35		1,927	1,064,499
Sr. Unsec’d. Notes, 144A	0.500(cc)	07/31/40		562	279,786
Sr. Unsec’d. Notes, 144A	6.608(s)	07/31/30		291	132,123
Ghana Government International Bond (Ghana),
Sr. Unsec’d. Notes, 144A	6.375	02/11/27		3,630	3,376,019
Hellenic Republic Government Bond (Greece),
Bonds	3.650(cc)	02/24/23	EUR	767	964,398
Bonds	3.650(cc)	02/24/24	EUR	1,399	1,816,558
Bonds	3.650(cc)	02/24/25	EUR	533	708,074
Bonds	3.650(cc)	02/24/26	EUR	1,779	2,420,883
Bonds	3.650(cc)	02/24/27	EUR	571	793,583
Bonds	3.650(cc)	02/24/28	EUR	2,869	4,059,757
Bonds	3.650(cc)	02/24/29	EUR	1,658	2,383,186
Bonds	3.650(cc)	02/24/30	EUR	637	926,782
Bonds	3.650(cc)	02/24/31	EUR	1,831	2,703,053
Bonds	3.650(cc)	02/24/32	EUR	2,271	3,413,673
Bonds	3.650(cc)	02/24/33	EUR	539	820,621
Bonds	3.650(cc)	02/24/34	EUR	1,687	2,598,040
Bonds	3.650(cc)	02/24/35	EUR	2,383	3,710,321
Bonds	3.650(cc)	02/24/36	EUR	506	796,315
Bonds	3.650(cc)	02/24/37	EUR	601	957,158
Bonds	3.650(cc)	02/24/38	EUR	793	1,266,170
Bonds	3.650(cc)	02/24/39	EUR	1,830	2,972,542
Bonds	3.650(cc)	02/24/40	EUR	503	822,790
Bonds	3.650(cc)	02/24/41	EUR	555	919,230
Bonds	3.650(cc)	02/24/42	EUR	512	861,099
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	5,485	9,179,418

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Hellenic Republic Government International Bond (Greece), (cont’d.)
Sr. Unsec’d. Notes	6.140%	04/14/28	EUR	2,000	$3,151,166
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	805	958,978
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	2,910	3,523,791
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	2,655	3,448,803
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	775	1,059,123
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes	5.800	01/15/28		1,406	1,210,239
Sr. Unsec’d. Notes	6.752	03/09/23		1,900	1,767,120
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	5.125	06/15/25	EUR	500	605,723
Sr. Unsec’d. Notes, 144A	5.125	06/15/25	EUR	2,250	2,725,753
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A	6.500	02/15/23		600	194,467
Sr. Unsec’d. Notes, 144A	9.950	06/09/21		1,650	541,016
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	6.875	09/27/23		12,083	14,062,012
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	3,860	6,427,678
Sr. Unsec’d. Notes, MTN	5.375	06/15/33		2,300	2,920,403
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	4.625	04/03/49	EUR	1,000	1,444,775
Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	2,349	3,231,287
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	4,000	4,544,518
Sri Lanka Government International Bond (Sri Lanka),
Sr. Unsec’d. Notes	5.750	01/18/22		2,100	1,421,221
Sr. Unsec’d. Notes	6.250	07/27/21		1,100	859,318
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625	03/30/21		1,000	1,002,491
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	0.000(cc)	05/31/40		1,900	1,649,822
Sr. Unsec’d. Notes	7.750	09/01/21		350	360,524
Sr. Unsec’d. Notes	7.750	09/01/22		1,000	1,042,546
Sr. Unsec’d. Notes	8.994	02/01/24		350	373,629
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	2,765	2,697,906
Sr. Unsec’d. Notes, 144A	7.750	09/01/21		1,650	1,699,611
Sr. Unsec’d. Notes, 144A	7.750	09/01/22		1,960	2,043,391
Sr. Unsec’d. Notes, 144A	8.994	02/01/24		800	854,009
Sr. Unsec’d. Notes, 144A	9.750	11/01/28		1,800	1,962,950

TOTAL SOVEREIGN BONDS
(cost $119,550,369)					130,947,490

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS 1.7%
U.S. Treasury Bonds(k)	2.500%	02/15/45	3,760	$4,472,050
U.S. Treasury Bonds(h)(k)	3.625	08/15/43	2,645	3,736,063
U.S. Treasury Notes	0.625	08/15/30	485	473,633
U.S. Treasury Notes(h)(k)	2.250	11/15/24	3,960	4,270,303
U.S. Treasury Notes(k)	2.250	11/15/27	150	166,617
U.S. Treasury Notes(k)	2.500	02/28/21	210	211,624
U.S. Treasury Strips Coupon	1.020(s)	05/15/33	840	718,659
U.S. Treasury Strips Coupon(h)	1.467(s)	11/15/41	995	711,580
U.S. Treasury Strips Coupon(h)	2.174(s)	05/15/29	2,820	2,611,144
U.S. Treasury Strips Coupon(h)(k)	2.878(s)	05/15/31	2,100	1,868,672
U.S. Treasury Strips Coupon	3.042(s)	11/15/35	2,255	1,837,473
U.S. Treasury Strips Coupon	3.202(s)	08/15/40	2,995	2,203,080

TOTAL U.S. TREASURY OBLIGATIONS
(cost $19,862,364)				23,280,898

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COMMON STOCKS 0.0%

Entertainment 0.0%
AMC Entertainment Holdings, Inc. (Class A Stock)			22,300	52,628

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)			132,434	211,894

TOTAL COMMON STOCKS
(cost $2,719,465)				264,522

TOTAL LONG-TERM INVESTMENTS
(cost $1,271,766,640)				1,274,949,899

SHORT-TERM INVESTMENTS 17.0%

AFFILIATED MUTUAL FUNDS 9.1%
PGIM Core Ultra Short Bond Fund(w)			55,453,161	55,453,161

See Notes to Financial Statements.

44

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund
(cost $67,659,333; includes $67,647,341 of cash collateral for securities on loan)(b)(w)	67,726,132	$67,705,814

TOTAL AFFILIATED MUTUAL FUNDS
(cost $123,112,494)		123,158,975

OPTIONS PURCHASED*~ 7.9%
(cost $110,787,888)		107,777,170

TOTAL SHORT-TERM INVESTMENTS
(cost $233,900,382)		230,936,145

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 110.8%
(cost $1,505,667,022)		1,505,886,044

OPTIONS WRITTEN*~ (7.6)%
(premiums received $108,410,138)		(102,766,253)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 103.2%
(cost $1,397,256,884)		1,403,119,791
Liabilities in excess of other assets(z) (3.2)%		(44,138,381)

NET ASSETS 100.0%		$1,358,981,410

See the Glossary for a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CHF—Swiss Franc
CLP—Chilean Peso
CNH—Chinese Renminbi
COP—Colombian Peso
CZK—Czech Koruna
EUR—Euro
GBP—British Pound
HUF—Hungarian Forint
IDR—Indonesian Rupiah
ILS—Israeli Shekel
INR—Indian Rupee
JPY—Japanese Yen
KRW—South Korean Won
MXN—Mexican Peso
NOK—Norwegian Krone
NZD—New Zealand Dollar
PEN—Peruvian Nuevo Sol
PHP—Philippine Peso
PLN—Polish Zloty
RUB—Russian Ruble

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2020

SEK—Swedish Krona
SGD—Singapore Dollar
THB—Thai Baht
TRY—Turkish Lira
TWD—New Taiwanese Dollar
USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps
ABS—Asset-Backed Security
BABs—Build America Bonds
BBR—New Zealand Bank Bill Rate
BBSW—Australian Bank Bill Swap Reference Rate
BROIS—Brazil Overnight Index Swap
BUBOR—Budapest Interbank Offered Rate
CDX—Credit Derivative Index
CLO—Collateralized Loan Obligation
CMBX—Commercial Mortgage-Backed Index
CMS—Constant Maturity Swap
COOIS—Colombia Overnight Interbank Reference Rate
EMTN—Euro Medium Term Note
EURIBOR—Euro Interbank Offered Rate
FHLMC—Federal Home Loan Mortgage Corporation
GMTN—Global Medium Term Note
IO—Interest Only (Principal amount represents notional)
JIBAR—Johannesburg Interbank Agreed Rate
LIBOR—London Interbank Offered Rate
LP—Limited Partnership
M—Monthly payment frequency for swaps
MASTR—Morgan Stanley Structured Asset Security
MTN—Medium Term Note
OTC—Over-the-counter
PIK—Payment-in-Kind
PJSC—Public Joint-Stock Company
Q—Quarterly payment frequency for swaps
S—Semiannual payment frequency for swaps
SONIA—Sterling Overnight Index Average
Strips—Separate Trading of Registered Interest and Principal of Securities
T—Swap payment upon termination
USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $29,751,537 and 2.2% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $66,240,229; cash collateral of $67,647,341 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

See Notes to Financial Statements.

46

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)	Indicates a restricted security; the aggregate original cost of such securities is $27,962,458. The aggregate value of $21,563,428 is 1.6% of net assets.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2020.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—		22,870	$654,586
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—		46,333	1,327,007
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—		46,980	1,382,963
Currency Option AUD vs JPY	Call	Deutsche Bank AG	05/26/21	70.00	—	AUD	66,900	3,121,982
Currency Option AUD vs JPY	Call	Goldman Sachs International	05/27/22	81.00	—	AUD	16,750	180,978
Currency Option EUR vs GBP	Call	Bank of America, N.A.	11/30/20	1.05	—	EUR	9,000	131
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	21.00	—	EUR	33,500	148,466
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	25.00	—	EUR	67,000	16,584
Currency Option GBP vs USD	Call	Morgan Stanley & Co. International PLC	11/25/20	1.38	—	GBP	13,500	5,096
Currency Option GBP vs USD	Call	Morgan Stanley & Co. International PLC	11/25/20	1.38	—	GBP	13,500	5,096
Currency Option USD vs BRL	Call	Citibank, N.A.	12/18/20	8.30	—		34,500	3,724
Currency Option USD vs BRL	Call	Citibank, N.A.	12/21/20	5.25	—		74,000	6,724,995

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2020

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	4.70	—	113,000	$20,871,336
Currency Option USD vs BRL	Call	Bank of America, N.A.	01/27/21	5.00	—	78,000	10,462,599
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	5.10	—	70,000	8,258,662
Currency Option USD vs BRL	Call	Citibank, N.A.	02/24/21	5.10	—	30,000	3,616,971
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/24/21	5.90	—	60,000	2,032,643
Currency Option USD vs BRL	Call	Bank of America, N.A.	09/28/21	6.00	—	35,500	2,083,248
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/23/22	5.80	—	34,500	3,213,341
Currency Option USD vs CNH	Call	Deutsche Bank AG	01/20/21	7.75	—	21,000	7,167
Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	07/28/21	7.20	—	23,000	212,217
Currency Option USD vs CNH	Call	Deutsche Bank AG	07/28/21	7.50	—	46,000	234,267
Currency Option USD vs CNH	Call	Deutsche Bank AG	01/26/22	7.05	—	21,000	468,922
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.60	—	38,250	243,756
Currency Option USD vs ILS	Call	Citibank, N.A.	06/28/21	3.95	—	38,250	58,163
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	01/05/21	90.00	—	11,000	539
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	79.00	—	39,000	185,292
Currency Option USD vs INR	Call	Citibank, N.A.	02/24/21	81.00	—	25,000	63,546
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	86.00	—	78,000	54,292
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	02/24/21	87.00	—	50,000	27,884
Currency Option USD vs INR	Call	Goldman Sachs International	09/28/21	88.00	—	35,500	153,168
Currency Option USD vs JPY	Call	Morgan Stanley & Co. International PLC	01/27/21	110.00	—	7,000	7,280
Currency Option USD vs JPY	Call	Deutsche Bank AG	05/27/22	114.00	—	23,500	142,666

See Notes to Financial Statements.

48

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs JPY	Call	Barclays Bank PLC	10/27/23	115.00	—	39,000	$393,822
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	01/13/21	1,385.00	—	15,750	1,744
Currency Option USD vs KRW	Call	Goldman Sachs International	04/27/21	1,240.00	—	12,150	60,595
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	04/27/21	1,240.00	—	25,000	124,681
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	04/27/21	1,370.00	—	74,300	83,659
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,275.00	—	36,000	214,223
Currency Option USD vs KRW	Call	Deutsche Bank AG	07/28/21	1,500.00	—	36,000	36,310
Currency Option USD vs MXN	Call	Barclays Bank PLC	11/30/20	32.00	—	33,000	332
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	22.00	—	58,500	1,470,729
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	26.50	—	117,000	286,697
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	20.50	—	17,500	1,124,217
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	22.00	—	35,000	1,075,773
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	22.25	—	17,000	461,655
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	25.00	—	34,000	265,194
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	22.00	—	39,000	1,562,879
Currency Option USD vs MXN	Call	Citibank, N.A.	04/27/21	26.00	—	78,000	713,936
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	24.50	—	33,000	1,426,583
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	26.00	—	34,500	1,083,867
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	31.50	—	69,000	858,166
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	36.00	—	28,000	199,782
Currency Option USD vs RUB	Call	Goldman Sachs International	12/01/20	110.00	—	22,000	1,804

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2020

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs RUB	Call	Goldman Sachs International	12/22/20	95.00	—		39,000	$71,874
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	75.00	—		39,000	3,418,068
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	90.00	—		78,000	1,442,103
Currency Option USD vs RUB	Call	Goldman Sachs International	01/27/22	85.00	—		22,000	1,435,248
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	10.00	—		39,000	892,043
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	15.00	—		78,000	309,367
Currency Option USD vs TWD	Call	BNP Paribas S.A.	11/25/20	31.00	—		35,500	1,485
Currency Option USD vs TWD	Call	Morgan Stanley & Co. International PLC	11/25/20	32.00	—		35,500	388
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	12/11/20	25.00	—		33,000	1,148
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	15.00	—		37,000	3,400,862
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	20.00	—		74,000	182,189
Currency Option USD vs ZAR	Call	Deutsche Bank AG	02/24/21	15.50	—		17,500	1,275,191
Currency Option USD vs ZAR	Call	Bank of America, N.A.	02/24/21	18.00	—		35,000	492,788
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/18/20	50.00	—	AUD	67,000	1,754
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/27/21	67.00	—	AUD	51,000	172,215
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/27/21	72.00	—	AUD	25,500	290,897
Currency Option AUD vs JPY	Put	Citibank, N.A.	05/26/21	62.00	—	AUD	216,000	876,263
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	62.00	—	AUD	216,000	876,263
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	70.00	—	AUD	216,000	2,999,707
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	55.00	—	AUD	144,000	703,546
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	63.00	—	AUD	72,000	808,876

See Notes to Financial Statements.

50

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	71.50	—	AUD	67,000	$1,950,835
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	11/03/20	1.10	—	GBP	25,800	—
Currency Option GBP vs USD	Put	Bank of America, N.A.	04/27/21	1.11	—	GBP	38,800	116,548
Currency Option GBP vs USD	Put	Citibank, N.A.	04/27/21	1.21	—	GBP	19,400	219,465
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	05/26/21	1.14	—	GBP	74,000	421,204
Currency Option GBP vs USD	Put	Bank of America, N.A.	05/26/21	1.22	—	GBP	37,000	558,369
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	01/26/22	1.25	—	GBP	25,800	958,054
Currency Option USD vs BRL	Put	Citibank, N.A.	03/29/21	3.75	—		78,000	2,942
Currency Option USD vs BRL	Put	Deutsche Bank AG	09/28/21	3.85	—		39,000	22,243
Currency Option USD vs BRL	Put	Deutsche Bank AG	01/26/22	4.15	—		35,000	81,938
Currency Option USD vs BRL	Put	Citibank, N.A.	01/26/22	4.70	—		30,000	266,356
Currency Option USD vs INR	Put	BNP Paribas S.A.	12/21/20	69.00	—		19,500	1,044
Currency Option USD vs JPY	Put	JPMorgan Chase Bank, N.A.	12/18/20	92.00	—		46,000	6,337
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	93.00	—		112,500	997,909
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/26/22	101.00	—		56,250	1,283,940
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	101.50	—		46,000	1,117,601
Currency Option USD vs MXN	Put	Deutsche Bank AG	02/24/21	24.00	—		14,000	1,790,918
Currency Option USD vs RUB	Put	BNP Paribas S.A.	12/22/20	66.00	—		39,000	6,258
Currency Option USD vs TWD	Put	JPMorgan Chase Bank, N.A.	03/11/21	24.00	—		21,000	4,650
Currency Option USD vs ZAR	Put	Morgan Stanley & Co. International PLC	09/28/21	15.50	—		33,000	902,069

Total Options Purchased (cost $110,787,888)								$107,777,170

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2020

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Call	Citibank, N.A.	05/26/21	70.00	—	AUD	66,900	$(3,121,982)
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	21.00	—	EUR	33,500	(148,466)
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	25.00	—	EUR	67,000	(16,584)
Currency Option GBP vs USD	Call	Bank of America, N.A.	11/25/20	1.38	—	GBP	27,000	(10,192)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	12/21/20	5.25	—		74,000	(6,724,995)
Currency Option USD vs BRL	Call	Bank of America, N.A.	01/27/21	4.70	—		78,000	(14,406,763)
Currency Option USD vs BRL	Call	Citibank, N.A.	01/27/21	4.70	—		35,000	(6,464,573)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	5.00	—		78,000	(10,462,599)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	5.10	—		70,000	(8,258,662)
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/24/21	5.10	—		30,000	(3,616,971)
Currency Option USD vs BRL	Call	Citibank, N.A.	02/24/21	5.90	—		60,000	(2,032,643)
Currency Option USD vs BRL	Call	Deutsche Bank AG	09/28/21	6.00	—		35,500	(2,083,248)
Currency Option USD vs BRL	Call	Deutsche Bank AG	02/23/22	7.10	—		69,000	(2,425,214)
Currency Option USD vs CNH	Call	Deutsche Bank AG	07/28/21	7.20	—		23,000	(212,217)
Currency Option USD vs CNH	Call	JPMorgan Chase Bank, N.A.	07/28/21	7.50	—		46,000	(234,267)
Currency Option USD vs CNH	Call	Deutsche Bank AG	01/26/22	7.45	—		42,000	(483,725)
Currency Option USD vs ILS	Call	Citibank, N.A.	06/28/21	3.60	—		38,250	(243,756)
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.95	—		38,250	(58,163)
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	79.00	—		39,000	(185,292)
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	02/24/21	81.00	—		25,000	(63,546)
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	86.00	—		78,000	(54,292)
Currency Option USD vs INR	Call	Citibank, N.A.	02/24/21	87.00	—		50,000	(27,884)

See Notes to Financial Statements.

52

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs INR	Call	Bank of America, N.A.	09/28/21	88.00	—	35,500	$(153,168)
Currency Option USD vs INR	Call	Morgan Stanley & Co. International PLC	02/23/22	86.00	—	11,000	(116,548)
Currency Option USD vs JPY	Call	Citibank, N.A.	01/27/21	110.00	—	7,000	(7,280)
Currency Option USD vs JPY	Call	Bank of America, N.A.	10/27/23	115.00	—	39,000	(393,822)
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	04/27/21	1,240.00	—	37,150	(185,276)
Currency Option USD vs KRW	Call	Goldman Sachs International	04/27/21	1,370.00	—	24,300	(27,361)
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	04/27/21	1,370.00	—	50,000	(56,298)
Currency Option USD vs KRW	Call	Deutsche Bank AG	07/28/21	1,275.00	—	36,000	(214,223)
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,500.00	—	36,000	(36,310)
Currency Option USD vs KRW	Call	JPMorgan Chase Bank, N.A.	10/27/21	1,225.00	—	15,750	(218,512)
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	22.00	—	58,500	(1,470,729)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	26.50	—	117,000	(286,697)
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	20.50	—	17,500	(1,124,217)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	22.00	—	35,000	(1,075,773)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/24/21	22.25	—	17,000	(461,655)
Currency Option USD vs MXN	Call	Deutsche Bank AG	02/24/21	25.00	—	34,000	(265,194)
Currency Option USD vs MXN	Call	Citibank, N.A.	04/27/21	22.00	—	39,000	(1,562,879)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	39,000	(356,968)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	39,000	(356,968)
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	26.00	—	34,500	(1,083,867)
Currency Option USD vs MXN	Call	Barclays Bank PLC	02/23/22	28.50	—	66,000	(1,304,213)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2020

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs MXN	Call	Goldman Sachs International	02/23/22	31.50	—		69,000	$(858,166)
Currency Option USD vs MXN	Call	Citibank, N.A.	02/23/22	36.00	—		28,000	(199,782)
Currency Option USD vs RUB	Call	BNP Paribas S.A.	12/22/20	95.00	—		39,000	(71,874)
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	75.00	—		39,000	(3,418,068)
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	90.00	—		78,000	(1,442,103)
Currency Option USD vs RUB	Call	Goldman Sachs International	01/27/22	100.00	—		44,000	(1,255,875)
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	10.00	—		39,000	(892,043)
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	15.00	—		78,000	(309,367)
Currency Option USD vs TWD	Call	Morgan Stanley & Co. International PLC	11/25/20	31.00	—		35,500	(1,485)
Currency Option USD vs TWD	Call	BNP Paribas S.A.	11/25/20	32.00	—		35,500	(388)
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	15.00	—		37,000	(3,400,862)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	20.00	—		74,000	(182,189)
Currency Option USD vs ZAR	Call	Bank of America, N.A.	02/24/21	15.50	—		17,500	(1,275,191)
Currency Option USD vs ZAR	Call	Deutsche Bank AG	02/24/21	18.00	—		35,000	(492,788)
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	09/28/21	21.00	—		33,000	(511,305)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/27/21	67.00	—	AUD	51,000	(172,215)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/27/21	72.00	—	AUD	25,500	(290,897)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	62.00	—	AUD	432,000	(1,752,526)
Currency Option AUD vs JPY	Put	Citibank, N.A.	05/26/21	70.00	—	AUD	108,000	(1,499,853)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	70.00	—	AUD	108,000	(1,499,853)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/26/22	55.00	—	AUD	144,000	(703,546)

See Notes to Financial Statements.

54

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	63.00	—	AUD	72,000	$(808,876)
Currency Option AUD vs JPY	Put	BNP Paribas S.A.	01/26/22	64.00	—	AUD	134,000	(1,677,076)
Currency Option GBP vs USD	Put	Citibank, N.A.	04/27/21	1.11	—	GBP	38,800	(116,548)
Currency Option GBP vs USD	Put	Bank of America, N.A.	04/27/21	1.21	—	GBP	19,400	(219,465)
Currency Option GBP vs USD	Put	Bank of America, N.A.	05/26/21	1.14	—	GBP	74,000	(421,204)
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	05/26/21	1.22	—	GBP	37,000	(558,369)
Currency Option GBP vs USD	Put	JPMorgan Chase Bank, N.A.	01/26/22	1.16	—	GBP	51,600	(895,518)
Currency Option USD vs BRL	Put	Deutsche Bank AG	03/29/21	3.75	—		78,000	(2,942)
Currency Option USD vs BRL	Put	Bank of America, N.A.	09/28/21	3.85	—		39,000	(22,243)
Currency Option USD vs BRL	Put	Citibank, N.A.	01/26/22	4.15	—		5,000	(11,705)
Currency Option USD vs BRL	Put	Citibank, N.A.	01/26/22	4.15	—		30,000	(70,233)
Currency Option USD vs BRL	Put	Deutsche Bank AG	01/26/22	4.70	—		30,000	(266,356)
Currency Option USD vs INR	Put	Goldman Sachs International	12/21/20	69.00	—		19,500	(1,044)
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/26/22	93.00	—		112,500	(997,909)
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	95.00	—		92,000	(1,023,047)
Currency Option USD vs JPY	Put	Deutsche Bank AG	01/26/22	101.00	—		56,250	(1,283,940)
Currency Option USD vs MXN	Put	Citibank, N.A.	02/24/21	24.00	—		14,000	(1,790,918)
Currency Option USD vs RUB	Put	Goldman Sachs International	12/22/20	66.00	—		39,000	(6,258)
Currency Option USD vs TWD	Put	JPMorgan Chase Bank, N.A.	09/28/21	26.25	—		21,000	(268,234)

Total Options Written (premiums received $108,410,138)								$(102,766,253)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2020

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
40	10 Year U.S. Ultra Treasury Notes	Dec. 2020	$6,291,250	$(110,726)
48	20 Year U.S. Treasury Bonds	Dec. 2020	8,278,500	(184,626)
299	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	64,285,000	(2,574,601)

				(2,869,953)

Short Positions:
10	30 Day Federal Funds	Apr. 2022	3,998,400	3,784
58	30 Day Federal Funds	May 2022	23,190,720	23,104
48	30 Day Federal Funds	Jun. 2022	19,191,360	19,121
14	30 Day Federal Funds	Jul. 2022	5,597,200	6,137
5,047	2 Year U.S. Treasury Notes	Dec. 2020	1,114,598,406	122,070
373	5 Year Euro-Bobl	Dec. 2020	59,023,891	(428,088)
1,480	5 Year U.S. Treasury Notes	Dec. 2020	185,890,309	417,151
454	10 Year Euro-Bund	Dec. 2020	93,139,506	(1,474,700)
1,330	10 Year U.S. Treasury Notes	Dec. 2020	183,830,938	1,392,971
330	Euro Schatz Index	Dec. 2020	43,224,180	(63,835)

				17,715

				$(2,852,238)

Forward foreign currency exchange contracts outstanding at October 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD	8,982	$6,315,494	$6,314,506	$—	$(988)
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD	3,823	2,744,880	2,687,537	—	(57,343)
Expiring 12/23/20	Bank of America, N.A.	AUD	937	671,000	658,478	—	(12,522)
Expiring 12/23/20	Bank of America, N.A.	AUD	870	627,000	611,921	—	(15,079)
Expiring 12/23/20	Bank of America, N.A.	AUD	677	479,000	476,198	—	(2,802)
Expiring 12/23/20	Bank of America, N.A.	AUD	565	406,000	397,287	—	(8,713)
Expiring 12/23/20	Barclays Bank PLC	AUD	706	496,000	496,465	465	—
Expiring 12/23/20	BNP Paribas S.A.	AUD	783	574,000	550,319	—	(23,681)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	AUD	1,236	898,266	868,884	—	(29,382)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	AUD	504	365,000	354,658	—	(10,342)
Expiring 12/23/20	The Toronto-Dominion Bank	AUD	565	397,000	397,320	320	—

See Notes to Financial Statements.

56

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 12/30/20	JPMorgan Chase Bank, N.A.	AUD	10,379	$7,128,123	$7,298,031	$169,908	$—
Expiring 12/30/20	Morgan Stanley & Co. International PLC	AUD	2,196	1,544,350	1,543,955	—	(395)
Expiring 05/28/21	HSBC Bank USA, N.A.	AUD	9,489	6,279,171	6,675,904	396,733	—
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	AUD	6,597	4,538,898	4,641,155	102,257	—
Expiring 07/30/21	HSBC Bank USA, N.A.	AUD	2,134	1,412,921	1,501,717	88,796	—
Expiring 01/28/22	Citibank, N.A.	AUD	1,415	929,273	996,298	67,025	—
Expiring 10/31/23	JPMorgan Chase Bank, N.A.	AUD	3,180	2,208,097	2,242,646	34,549	—
Brazilian Real,
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	13,601	2,464,717	2,369,754	—	(94,963)
Expiring 12/23/20	BNP Paribas S.A.	BRL	2,295	412,000	399,171	—	(12,829)
Expiring 12/23/20	BNP Paribas S.A.	BRL	2,292	432,000	398,577	—	(33,423)
Expiring 12/23/20	BNP Paribas S.A.	BRL	2,033	383,000	353,555	—	(29,445)
Expiring 12/23/20	Citibank, N.A.	BRL	46,304	11,302,000	8,053,581	—	(3,248,419)
Expiring 12/23/20	Citibank, N.A.	BRL	2,268	403,000	394,517	—	(8,483)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	BRL	2,008	365,000	349,248	—	(15,752)
Expiring 01/29/21	Citibank, N.A.	BRL	55,079	10,743,000	9,568,973	—	(1,174,027)
Expiring 01/29/21	Citibank, N.A.	BRL	21,690	5,155,000	3,768,159	—	(1,386,841)
Expiring 01/29/21	Citibank, N.A.	BRL	15,948	3,819,240	2,770,657	—	(1,048,583)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	20,029	4,398,000	3,479,716	—	(918,284)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	18,432	4,427,469	3,202,126	—	(1,225,343)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	10,588	2,644,000	1,839,442	—	(804,558)
Expiring 02/26/21	Deutsche Bank AG	BRL	12,598	2,206,000	2,186,471	—	(19,529)
Expiring 03/31/21	Citibank, N.A.	BRL	24,032	5,817,900	4,165,677	—	(1,652,223)
Expiring 03/31/21	Deutsche Bank AG	BRL	40,047	9,085,000	6,941,642	—	(2,143,358)
Expiring 03/31/21	Morgan Stanley & Co. International PLC	BRL	31,478	7,523,532	5,456,437	—	(2,067,095)
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	BRL	9,251	1,682,896	1,601,875	—	(81,021)
Expiring 05/28/21	Deutsche Bank AG	BRL	17,496	3,297,000	3,023,165	—	(273,835)
Expiring 09/30/21	Bank of America, N.A.	BRL	66,197	14,993,000	11,318,626	—	(3,674,374)
Expiring 09/30/21	Bank of America, N.A.	BRL	38,490	9,030,000	6,581,228	—	(2,448,772)
Expiring 09/30/21	Deutsche Bank AG	BRL	17,668	3,883,000	3,020,881	—	(862,119)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 09/30/21	Morgan Stanley & Co. International PLC	BRL	4,795	$901,592	$819,887	$—	$(81,705)
Expiring 01/28/22	Citibank, N.A.	BRL	2,966	560,000	499,015	—	(60,985)
Expiring 01/28/22	Deutsche Bank AG	BRL	25,948	4,434,000	4,365,111	—	(68,889)
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	BRL	15,244	2,727,534	2,564,482	—	(163,052)
Expiring 01/28/22	Morgan Stanley & Co. International PLC	BRL	19,492	3,580,779	3,279,073	—	(301,706)
British Pound,
Expiring 11/27/20	Bank of America, N.A.	GBP	7,548	10,004,874	9,780,076	—	(224,798)
Expiring 11/27/20	Bank of America, N.A.	GBP	399	518,000	517,041	—	(959)
Expiring 11/27/20	Bank of America, N.A.	GBP	376	491,000	486,780	—	(4,220)
Expiring 11/27/20	Bank of America, N.A.	GBP	363	466,000	470,041	4,041	—
Expiring 11/27/20	Bank of America, N.A.	GBP	308	404,000	399,710	—	(4,290)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	GBP	1,050	1,376,250	1,361,416	—	(14,834)
Expiring 04/29/21	Citibank, N.A.	GBP	371	462,381	481,173	18,792	—
Canadian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	CAD	671	510,000	503,516	—	(6,484)
Expiring 01/20/21	Citibank, N.A.	CAD	657	501,000	492,963	—	(8,037)
Expiring 01/20/21	HSBC Bank USA, N.A.	CAD	1,138	867,000	854,831	—	(12,169)
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	CAD	679	517,000	510,107	—	(6,893)
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	5,599	4,266,031	4,204,033	—	(61,998)
Chilean Peso,
Expiring 12/16/20	Citibank, N.A.	CLP	606,059	763,058	783,662	20,604	—
Expiring 12/16/20	Citibank, N.A.	CLP	300,191	389,000	388,161	—	(839)
Expiring 12/16/20	Citibank, N.A.	CLP	251,643	331,000	325,386	—	(5,614)
Expiring 12/16/20	Citibank, N.A.	CLP	224,441	295,000	290,213	—	(4,787)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	1,116,580	1,404,438	1,443,790	39,352	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	812,660	1,016,588	1,050,807	34,219	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	671,571	844,000	868,372	24,372	—
Expiring 10/29/21	Deutsche Bank AG	CLP	1,903,558	2,405,000	2,465,628	60,628	—
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	62,990	8,961,708	9,402,062	440,354	—
Expiring 11/06/20	Citibank, N.A.	CNH	15,370	2,212,840	2,294,193	81,353	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	58,612	8,381,098	8,748,637	367,539	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	6,348	909,294	947,454	38,160	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	5,378	791,000	802,771	11,771	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	5,036	717,000	751,713	34,713	—

See Notes to Financial Statements.

58

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	8,431	$1,201,000	$1,258,474	$57,474	$—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	8,086	1,155,000	1,206,895	51,895	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	5,725	847,738	854,584	6,846	—
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	4,996	743,000	745,690	2,690	—
Expiring 11/06/20	UBS AG	CNH	7,787	1,114,000	1,162,329	48,329	—
Expiring 11/06/20	UBS AG	CNH	7,012	1,008,510	1,046,693	38,183	—
Expiring 12/23/20	Bank of America, N.A.	CNH	2,574	384,000	382,913	—	(1,087)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	CNH	2,781	401,000	413,703	12,703	—
Expiring 05/14/21	Citibank, N.A.	CNH	43,724	6,265,983	6,439,536	173,553	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	CNH	1,755	248,000	257,661	9,661	—
Expiring 07/30/21	Deutsche Bank AG	CNH	4,095	602,000	600,019	—	(1,981)
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	1,268,866	334,000	327,147	—	(6,853)
Expiring 12/16/20	Citibank, N.A.	COP	1,427,218	371,000	367,974	—	(3,026)
Expiring 12/16/20	Citibank, N.A.	COP	1,185,036	308,000	305,533	—	(2,467)
Expiring 12/16/20	Citibank, N.A.	COP	829,447	219,000	213,853	—	(5,147)
Expiring 12/16/20	Goldman Sachs International	COP	1,559,886	405,000	402,179	—	(2,821)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	2,084,394	539,000	537,411	—	(1,589)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	1,461,898	379,000	376,916	—	(2,084)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	COP	1,411,662	366,000	363,963	—	(2,037)
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	19,394	847,842	830,302	—	(17,540)
Expiring 01/19/21	Barclays Bank PLC	CZK	13,048	569,000	558,619	—	(10,381)
Expiring 01/19/21	Barclays Bank PLC	CZK	8,548	372,000	365,973	—	(6,027)
Expiring 01/19/21	BNP Paribas S.A.	CZK	18,320	786,506	784,350	—	(2,156)
Expiring 01/19/21	Citibank, N.A.	CZK	30,199	1,303,613	1,292,884	—	(10,729)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	52,143	2,236,779	2,232,380	—	(4,399)
Euro,
Expiring 12/02/20	HSBC Bank USA, N.A.	EUR	3,091	3,601,216	3,602,386	1,170	—
Expiring 12/23/20	Bank of America, N.A.	EUR	582	692,000	678,329	—	(13,671)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 12/23/20	Morgan Stanley & Co. International PLC	EUR	454	$537,000	$529,841	$—	$(7,159)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	EUR	79	94,851	92,376	—	(2,475)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	335	395,223	390,505	—	(4,718)
Expiring 08/31/21	HSBC Bank USA, N.A.	EUR	3,462	4,141,923	4,061,130	—	(80,793)
Hungarian Forint,
Expiring 01/19/21	Bank of America, N.A.	HUF	244,112	796,000	774,285	—	(21,715)
Expiring 01/19/21	Bank of America, N.A.	HUF	202,488	657,000	642,260	—	(14,740)
Indian Rupee,
Expiring 12/16/20	BNP Paribas S.A.	INR	48,919	660,000	653,342	—	(6,658)
Expiring 12/16/20	Citibank, N.A.	INR	288,349	3,902,325	3,851,050	—	(51,275)
Expiring 12/16/20	Citibank, N.A.	INR	62,447	849,667	834,015	—	(15,652)
Expiring 12/16/20	Citibank, N.A.	INR	61,771	835,000	824,987	—	(10,013)
Expiring 12/16/20	Citibank, N.A.	INR	57,709	779,000	770,734	—	(8,266)
Expiring 12/16/20	Citibank, N.A.	INR	47,448	640,000	633,694	—	(6,306)
Expiring 12/16/20	HSBC Bank USA, N.A.	INR	80,538	1,091,000	1,075,623	—	(15,377)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	92,327	1,244,000	1,233,071	—	(10,929)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	57,995	783,000	774,554	—	(8,446)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	57,808	781,000	772,052	—	(8,948)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	INR	44,243	596,000	590,887	—	(5,113)
Expiring 12/16/20	UBS AG	INR	64,996	877,126	868,061	—	(9,065)
Expiring 12/23/20	Goldman Sachs International	INR	210,802	2,761,000	2,813,252	52,252	—
Expiring 12/23/20	HSBC Bank USA, N.A.	INR	40,000	515,068	533,820	18,752	—
Expiring 02/26/21	Citibank, N.A.	INR	51,984	659,000	688,881	29,881	—
Expiring 02/26/21	HSBC Bank USA, N.A.	INR	69,202	884,822	917,042	32,220	—
Expiring 02/26/21	HSBC Bank USA, N.A.	INR	59,935	785,203	794,233	9,030	—
Expiring 02/26/21	Morgan Stanley & Co. International PLC	INR	296,308	3,993,909	3,926,579	—	(67,330)
Expiring 04/29/21	HSBC Bank USA, N.A.	INR	109,273	1,421,072	1,437,469	16,397	—
Expiring 09/30/21	Goldman Sachs International	INR	242,481	3,183,000	3,136,454	—	(46,546)
Expiring 09/30/21	HSBC Bank USA, N.A.	INR	181,781	2,268,006	2,351,305	83,299	—
Indonesian Rupiah,
Expiring 12/16/20	Citibank, N.A.	IDR	12,933,881	872,143	870,920	—	(1,223)
Expiring 12/16/20	Citibank, N.A.	IDR	12,296,552	824,000	828,005	4,005	—

See Notes to Financial Statements.

60

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/16/20	Citibank, N.A.	IDR	11,568,172	$781,000	$778,958	$—	$(2,042)
Expiring 12/16/20	Citibank, N.A.	IDR	8,983,440	600,000	604,912	4,912	—
Expiring 12/16/20	Goldman Sachs International	IDR	14,696,852	981,000	989,632	8,632	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	14,627,278	972,000	984,947	12,947	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	14,439,550	974,000	972,306	—	(1,694)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	14,260,120	953,000	960,224	7,224	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	14,049,228	934,000	946,023	12,023	—
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	12,539,857	847,156	844,388	—	(2,768)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	11,431,004	772,000	769,722	—	(2,278)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	11,392,512	768,000	767,130	—	(870)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	12,370,504	842,000	832,984	—	(9,016)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	8,468,739	574,000	570,254	—	(3,746)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	8,091,720	546,000	544,867	—	(1,133)
Israeli Shekel,
Expiring 12/16/20	Barclays Bank PLC	ILS	5,358	1,574,000	1,571,143	—	(2,857)
Expiring 12/16/20	Barclays Bank PLC	ILS	3,424	988,000	1,004,151	16,151	—
Expiring 12/16/20	Barclays Bank PLC	ILS	3,396	986,000	995,894	9,894	—
Expiring 12/16/20	Barclays Bank PLC	ILS	3,286	964,000	963,630	—	(370)
Expiring 12/16/20	Barclays Bank PLC	ILS	2,580	765,000	756,568	—	(8,432)
Expiring 12/16/20	Barclays Bank PLC	ILS	2,251	664,000	659,938	—	(4,062)
Expiring 12/16/20	Citibank, N.A.	ILS	3,442	1,004,000	1,009,208	5,208	—
Expiring 12/16/20	Citibank, N.A.	ILS	3,248	936,000	952,424	16,424	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	8,378	2,467,442	2,456,726	—	(10,716)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	5,929	1,762,671	1,738,528	—	(24,143)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	2,721	788,000	797,956	9,956	—
Expiring 06/30/21	Bank of America, N.A.	ILS	27,438	7,937,000	8,076,824	139,824	—
Japanese Yen,
Expiring 11/27/20	Bank of America, N.A.	JPY	210,407	1,969,000	2,010,345	41,345	—
Expiring 11/27/20	Citibank, N.A.	JPY	507,341	4,882,031	4,847,405	—	(34,626)
Expiring 01/19/21	BNP Paribas S.A.	JPY	86,386	829,000	826,125	—	(2,875)
Expiring 01/19/21	Citibank, N.A.	JPY	89,158	848,000	852,636	4,636	—
Expiring 01/19/21	Citibank, N.A.	JPY	89,060	847,738	851,702	3,964	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	87,768	842,000	839,344	—	(2,656)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/19/21	The Toronto-Dominion Bank	JPY	695,982	$6,616,193	$6,655,809	$39,616	$—
Expiring 01/29/21	Barclays Bank PLC	JPY	726,043	6,983,000	6,944,125	—	(38,875)
Expiring 01/29/21	Citibank, N.A.	JPY	748,513	7,462,000	7,159,033	—	(302,967)
Expiring 01/29/21	Citibank, N.A.	JPY	360,776	3,480,043	3,450,584	—	(29,459)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	JPY	992,486	9,655,000	9,492,469	—	(162,531)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	JPY	199,585	1,839,193	1,908,894	69,701	—
Expiring 05/28/21	Citibank, N.A.	JPY	645,078	6,035,197	6,180,081	144,884	—
Expiring 05/28/21	Citibank, N.A.	JPY	611,997	5,924,174	5,863,150	—	(61,024)
Expiring 05/28/21	Citibank, N.A.	JPY	271,341	2,586,541	2,599,546	13,005	—
Expiring 05/28/21	Deutsche Bank AG	JPY	173,618	1,594,000	1,663,328	69,328	—
Expiring 01/28/22	Citibank, N.A.	JPY	538,981	5,262,454	5,183,936	—	(78,518)
Expiring 01/28/22	Deutsche Bank AG	JPY	153,253	1,470,000	1,473,990	3,990	—
Expiring 01/28/22	Deutsche Bank AG	JPY	102,273	944,000	983,665	39,665	—
Expiring 05/31/22	Deutsche Bank AG	JPY	662,163	6,130,000	6,383,309	253,309	—
Expiring 10/31/23	Barclays Bank PLC	JPY	487,838	5,118,000	4,758,147	—	(359,853)
Expiring 10/31/23	Deutsche Bank AG	JPY	498,249	5,220,000	4,859,696	—	(360,304)
Expiring 10/31/23	Goldman Sachs International	JPY	874,045	8,971,000	8,525,036	—	(445,964)
Expiring 10/31/23	Morgan Stanley & Co. International PLC	JPY	855,296	8,262,958	8,342,172	79,214	—
Mexican Peso,
Expiring 12/16/20	Bank of America, N.A.	MXN	19,105	860,225	896,006	35,781	—
Expiring 12/16/20	Citibank, N.A.	MXN	73,738	3,344,277	3,458,234	113,957	—
Expiring 12/16/20	Goldman Sachs International	MXN	19,806	872,143	928,878	56,735	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	19,345	880,277	907,261	26,984	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	18,973	851,890	889,836	37,946	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	18,097	847,738	848,727	989	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	17,713	840,000	830,711	—	(9,289)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	9,366	441,000	439,265	—	(1,735)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	8,734	406,000	409,622	3,622	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	6,559	308,000	307,606	—	(394)

See Notes to Financial Statements.

62

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	5,517	$251,000	$258,749	$7,749	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	5,395	248,000	253,007	5,007	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	4,950	232,000	232,142	142	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	18,250	847,738	855,913	8,175	—
Expiring 12/23/20	Bank of America, N.A.	MXN	7,272	338,000	340,759	2,759	—
Expiring 12/23/20	BNP Paribas S.A.	MXN	7,147	332,000	334,940	2,940	—
Expiring 12/23/20	HSBC Bank USA, N.A.	MXN	7,038	330,000	329,834	—	(166)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	MXN	11,805	531,000	553,192	22,192	—
Expiring 01/29/21	Goldman Sachs International	MXN	94,522	4,426,016	4,411,551	—	(14,465)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	MXN	34,930	1,620,000	1,630,243	10,243	—
Expiring 02/26/21	Citibank, N.A.	MXN	255,155	10,122,000	11,870,232	1,748,232	—
Expiring 02/26/21	Deutsche Bank AG	MXN	81,873	3,833,000	3,808,856	—	(24,144)
Expiring 04/29/21	Bank of America, N.A.	MXN	24,768	1,087,887	1,144,090	56,203	—
Expiring 04/29/21	Goldman Sachs International	MXN	33,087	1,380,000	1,528,343	148,343	—
Expiring 04/29/21	HSBC Bank USA, N.A.	MXN	38,781	1,521,777	1,791,363	269,586	—
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	MXN	66,328	3,022,811	3,063,811	41,000	—
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	316,200	14,891,000	14,605,846	—	(285,154)
Expiring 02/25/22	Bank of America, N.A.	MXN	47,307	2,005,107	2,107,378	102,271	—
Expiring 04/28/23	JPMorgan Chase Bank, N.A.	MXN	72,679	3,006,698	3,077,693	70,995	—
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	231,058	9,739,000	9,784,408	45,408	—
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	54,650	1,901,000	1,933,914	32,914	—
Expiring 12/16/20	Credit Suisse International	TWD	32,683	1,150,000	1,156,563	6,563	—
Expiring 12/16/20	Credit Suisse International	TWD	17,084	605,000	604,556	—	(444)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	19,836	700,000	701,939	1,939	—
Expiring 12/16/20	UBS AG	TWD	257,139	8,842,473	9,099,457	256,984	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 12/23/20	Bank of America, N.A.	TWD	18,467	$652,000	$654,481	$2,481	$—
Expiring 12/23/20	Bank of America, N.A.	TWD	13,198	461,000	467,754	6,754	—
Expiring 12/23/20	Barclays Bank PLC	TWD	24,615	874,000	872,370	—	(1,630)
Expiring 12/23/20	Barclays Bank PLC	TWD	11,907	422,000	421,976	—	(24)
Expiring 12/23/20	Barclays Bank PLC	TWD	5,668	195,641	200,878	5,237	—
Expiring 12/23/20	BNP Paribas S.A.	TWD	23,712	832,000	840,356	8,356	—
Expiring 12/23/20	Citibank, N.A.	TWD	16,038	559,000	568,378	9,378	—
Expiring 12/23/20	Citibank, N.A.	TWD	12,787	444,500	453,170	8,670	—
Expiring 12/23/20	Citibank, N.A.	TWD	11,418	400,000	404,655	4,655	—
Expiring 12/23/20	Citibank, N.A.	TWD	10,444	368,000	370,131	2,131	—
Expiring 12/23/20	HSBC Bank USA, N.A.	TWD	15,142	535,000	536,619	1,619	—
Expiring 12/23/20	HSBC Bank USA, N.A.	TWD	14,771	512,000	523,493	11,493	—
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	TWD	10,075	356,000	357,065	1,065	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	TWD	10,376	368,000	367,718	—	(282)
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	TWD	110,463	3,861,000	4,034,266	173,266	—
Expiring 09/30/21	JPMorgan Chase Bank, N.A.	TWD	164,717	6,058,000	6,082,142	24,142	—
New Zealand Dollar,
Expiring 01/20/21	Citibank, N.A.	NZD	493	331,000	325,886	—	(5,114)
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	NZD	2,511	1,654,085	1,660,330	6,245	—
Norwegian Krone,
Expiring 01/19/21	Barclays Bank PLC	NOK	3,845	420,000	402,682	—	(17,318)
Expiring 01/19/21	BNP Paribas S.A.	NOK	4,332	474,000	453,715	—	(20,285)
Expiring 01/19/21	BNP Paribas S.A.	NOK	3,445	374,000	360,808	—	(13,192)
Expiring 01/19/21	Citibank, N.A.	NOK	6,317	682,000	661,532	—	(20,468)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	16,457	1,793,566	1,723,496	—	(70,070)
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	4,726	514,000	494,897	—	(19,103)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	NOK	6,325	664,000	662,428	—	(1,572)
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	2,505	705,000	692,856	—	(12,144)
Expiring 12/16/20	Citibank, N.A.	PEN	3,299	925,000	912,571	—	(12,429)
Expiring 12/16/20	Citibank, N.A.	PEN	3,076	872,143	850,746	—	(21,397)
Expiring 12/16/20	Citibank, N.A.	PEN	2,997	840,000	828,978	—	(11,022)
Expiring 12/16/20	Citibank, N.A.	PEN	2,824	795,000	781,048	—	(13,952)
Expiring 12/16/20	Citibank, N.A.	PEN	2,415	679,000	667,998	—	(11,002)
Expiring 12/16/20	Citibank, N.A.	PEN	2,170	613,000	600,236	—	(12,764)
Expiring 12/16/20	Citibank, N.A.	PEN	2,053	580,000	567,811	—	(12,189)

See Notes to Financial Statements.

64

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso,
Expiring 11/16/20	HSBC Bank USA, N.A.	PHP	41,400	$847,738	$852,599	$4,861	$—
Expiring 12/16/20	Citibank, N.A.	PHP	69,647	1,431,000	1,433,454	2,454	—
Expiring 12/16/20	Goldman Sachs International	PHP	46,979	969,000	966,913	—	(2,087)
Expiring 12/16/20	Goldman Sachs International	PHP	44,530	911,000	916,500	5,500	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	79,347	1,627,000	1,633,099	6,099	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	56,690	1,158,000	1,166,788	8,788	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	48,777	997,360	1,003,921	6,561	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	45,033	920,640	926,869	6,229	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	34,774	715,000	715,711	711	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	29,559	606,000	608,386	2,386	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	28,157	578,000	579,515	1,515	—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	3,238	842,000	818,241	—	(23,759)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	PLN	2,172	562,000	548,883	—	(13,117)
Russian Ruble,
Expiring 12/16/20	Barclays Bank PLC	RUB	28,271	370,000	353,936	—	(16,064)
Expiring 12/16/20	Barclays Bank PLC	RUB	18,232	238,000	228,250	—	(9,750)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	214,649	2,797,914	2,687,238	—	(110,676)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	51,704	672,000	647,290	—	(24,710)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	25,665	339,000	321,301	—	(17,699)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	15,806	206,000	197,882	—	(8,118)
Expiring 12/23/20	Barclays Bank PLC	RUB	54,641	727,000	683,434	—	(43,566)
Expiring 12/23/20	Citibank, N.A.	RUB	47,562	641,000	594,899	—	(46,101)
Expiring 12/23/20	Citibank, N.A.	RUB	27,664	363,000	346,019	—	(16,981)
Expiring 12/23/20	Goldman Sachs International	RUB	1,201,548	17,216,000	15,028,723	—	(2,187,277)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	RUB	66,181	793,154	827,776	34,622	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	34,574	456,000	432,444	—	(23,556)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	28,660	369,000	358,477	—	(10,523)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 02/26/21	Deutsche Bank AG	RUB	167,613	$2,119,000	$2,084,286	$—	$(34,714)
Expiring 02/26/21	Goldman Sachs International	RUB	233,119	3,365,000	2,898,860	—	(466,140)
Expiring 04/28/21	Barclays Bank PLC	RUB	166,688	2,212,186	2,059,468	—	(152,718)
Expiring 04/28/21	Goldman Sachs International	RUB	211,437	2,920,000	2,612,352	—	(307,648)
Expiring 04/29/21	Goldman Sachs International	RUB	88,765	1,251,000	1,096,821	—	(154,179)
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	RUB	114,656	1,346,838	1,416,750	69,912	—
Expiring 06/30/21	Goldman Sachs International	RUB	610,097	7,653,000	7,490,391	—	(162,609)
Singapore Dollar,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	14,804	10,845,456	10,837,794	—	(7,662)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,198	878,337	876,871	—	(1,466)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	6,862	416,000	419,294	3,294	—
Expiring 12/17/20	Citibank, N.A.	ZAR	3,286	199,000	200,774	1,774	—
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	3,837	227,000	234,427	7,427	—
Expiring 12/17/20	Morgan Stanley & Co. International PLC	ZAR	7,038	431,000	430,071	—	(929)
Expiring 12/23/20	Bank of America, N.A.	ZAR	6,741	406,000	411,559	5,559	—
Expiring 12/23/20	Barclays Bank PLC	ZAR	30,745	1,961,801	1,877,213	—	(84,588)
Expiring 12/23/20	BNP Paribas S.A.	ZAR	22,741	1,335,000	1,388,506	53,506	—
Expiring 12/23/20	Citibank, N.A.	ZAR	10,369	631,000	633,078	2,078	—
Expiring 12/23/20	Goldman Sachs International	ZAR	7,790	464,000	475,602	11,602	—
Expiring 12/23/20	HSBC Bank USA, N.A.	ZAR	11,601	674,000	708,311	34,311	—
Expiring 12/23/20	The Toronto-Dominion Bank	ZAR	5,698	339,000	347,885	8,885	—
Expiring 01/29/21	Barclays Bank PLC	ZAR	55,472	3,418,835	3,372,970	—	(45,865)
Expiring 01/29/21	Barclays Bank PLC	ZAR	34,420	2,185,223	2,092,877	—	(92,346)
Expiring 01/29/21	Goldman Sachs International	ZAR	49,473	3,250,000	3,008,192	—	(241,808)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	83,970	5,628,000	5,105,745	—	(522,255)
Expiring 02/26/21	Bank of America, N.A.	ZAR	3,487	212,000	211,450	—	(550)
Expiring 02/26/21	Barclays Bank PLC	ZAR	54,936	3,134,724	3,330,926	196,202	—
Expiring 02/26/21	Deutsche Bank AG	ZAR	17,092	1,095,000	1,036,321	—	(58,679)

See Notes to Financial Statements.

66

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 02/26/21	Goldman Sachs International	ZAR	141,052	$7,756,000	$8,552,340	$796,340	$—
Expiring 04/29/21	Goldman Sachs International	ZAR	7,263	381,000	437,618	56,618	—
Expiring 12/23/21	Goldman Sachs International	ZAR	73,237	3,878,000	4,312,333	434,333	—
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	6,647,540	5,591,243	5,846,891	255,648	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	1,134,710	974,000	998,042	24,042	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	5,192,303	4,365,951	4,566,927	200,976	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	1,240,977	1,053,528	1,091,510	37,982	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	1,048,340	902,000	922,075	20,075	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	1,012,471	872,143	890,526	18,383	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	823,192	702,352	724,044	21,692	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	611,623	524,000	537,958	13,958	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	1,919,721	1,637,750	1,688,504	50,754	—
Expiring 12/23/20	Bank of America, N.A.	KRW	586,719	498,000	516,105	18,105	—
Expiring 12/23/20	Bank of America, N.A.	KRW	492,901	423,000	433,578	10,578	—
Expiring 12/23/20	Bank of America, N.A.	KRW	424,711	367,000	373,595	6,595	—
Expiring 12/23/20	Barclays Bank PLC	KRW	707,486	619,000	622,338	3,338	—
Expiring 12/23/20	BNP Paribas S.A.	KRW	922,707	794,000	811,656	17,656	—
Expiring 12/23/20	Citibank, N.A.	KRW	527,147	447,000	463,703	16,703	—
Expiring 12/23/20	HSBC Bank USA, N.A.	KRW	579,584	512,000	509,829	—	(2,171)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	KRW	434,010	366,000	381,776	15,776	—
Expiring 04/29/21	Citibank, N.A.	KRW	2,323,320	1,900,031	2,044,648	144,617	—
Expiring 04/29/21	Goldman Sachs International	KRW	176,149	146,000	155,021	9,021	—
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	KRW	3,020,962	2,565,421	2,658,611	93,190	—
Expiring 04/29/21	Morgan Stanley & Co. International PLC	KRW	1,789,562	1,478,000	1,574,912	96,912	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	KRW	3,455,065	3,012,000	3,041,220	29,220	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	KRW	1,347,514	$1,144,901	$1,186,110	$41,209	$—
Expiring 07/30/21	HSBC Bank USA, N.A.	KRW	7,848,810	6,660,000	6,909,316	249,316	—
Swedish Krona,
Expiring 01/19/21	BNP Paribas S.A.	SEK	6,992	793,539	786,632	—	(6,907)
Expiring 01/19/21	BNP Paribas S.A.	SEK	6,008	684,000	675,971	—	(8,029)
Expiring 01/19/21	Citibank, N.A.	SEK	4,428	508,000	498,148	—	(9,852)
Swiss Franc,
Expiring 01/19/21	BNP Paribas S.A.	CHF	600	658,000	656,141	—	(1,859)
Expiring 01/19/21	Citibank, N.A.	CHF	780	856,000	852,788	—	(3,212)
Expiring 01/19/21	Citibank, N.A.	CHF	424	464,000	463,825	—	(175)
Expiring 01/19/21	HSBC Bank USA, N.A.	CHF	457	502,000	499,187	—	(2,813)
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	130,545	4,138,891	4,187,529	48,638	—
Expiring 12/16/20	Citibank, N.A.	THB	53,713	1,697,215	1,722,985	25,770	—
Expiring 12/16/20	Credit Suisse International	THB	60,590	1,930,220	1,943,554	13,334	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	13,839	440,588	443,904	3,316	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	90,278	2,869,602	2,895,868	26,266	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	83,484	2,654,499	2,677,945	23,446	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	9,512	1,129,000	1,108,449	—	(20,551)
Expiring 12/16/20	Barclays Bank PLC	TRY	8,757	1,084,000	1,020,425	—	(63,575)
Expiring 12/16/20	Barclays Bank PLC	TRY	7,891	974,400	919,512	—	(54,888)
Expiring 12/16/20	Barclays Bank PLC	TRY	6,719	863,150	782,921	—	(80,229)
Expiring 12/16/20	Barclays Bank PLC	TRY	6,172	728,000	719,253	—	(8,747)
Expiring 12/16/20	Barclays Bank PLC	TRY	4,631	575,000	539,595	—	(35,405)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	11,322	1,324,000	1,319,358	—	(4,642)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TRY	4,687	578,000	546,128	—	(31,872)
Expiring 12/23/20	Barclays Bank PLC	TRY	4,835	617,041	561,346	—	(55,695)
Expiring 12/23/20	Goldman Sachs International	TRY	2,007	314,000	232,978	—	(81,022)
Expiring 02/26/21	Barclays Bank PLC	TRY	24,379	3,089,444	2,742,678	—	(346,766)
Expiring 02/26/21	Barclays Bank PLC	TRY	7,913	1,227,194	890,268	—	(336,926)
Expiring 02/26/21	Barclays Bank PLC	TRY	7,006	969,000	788,178	—	(180,822)
Expiring 02/26/21	Barclays Bank PLC	TRY	3,946	541,409	443,924	—	(97,485)
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	107,674	12,965,000	12,113,639	—	(851,361)

See Notes to Financial Statements.

68

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 05/28/21	BNP Paribas S.A.	TRY	6,981	$897,000	$750,812	$—	$(146,188)
Expiring 05/28/21	Goldman Sachs International	TRY	2,447	353,510	263,142	—	(90,368)

				$709,145,228	$684,625,854	10,369,377	(34,888,751)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/27/20	JPMorgan Chase Bank, N.A.	AUD	5,929	$4,067,946	$4,168,087	$—	$(100,141)
Expiring 12/23/20	Bank of America, N.A.	AUD	995	736,000	699,593	36,407	—
Expiring 12/23/20	Citibank, N.A.	AUD	734	534,000	516,108	17,892	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	AUD	613	443,000	431,073	11,927	—
Expiring 01/20/21	Barclays Bank PLC	AUD	731	518,000	513,734	4,266	—
Expiring 01/20/21	BNP Paribas S.A.	AUD	9,858	6,991,944	6,932,223	59,721	—
Expiring 01/20/21	BNP Paribas S.A.	AUD	737	518,000	518,482	—	(482)
Expiring 01/20/21	Citibank, N.A.	AUD	954	676,000	671,051	4,949	—
Expiring 01/29/21	Barclays Bank PLC	AUD	6,114	3,980,275	4,299,529	—	(319,254)
Expiring 05/28/21	Barclays Bank PLC	AUD	14,233	9,253,474	10,014,045	—	(760,571)
Expiring 05/28/21	Citibank, N.A.	AUD	7,064	4,440,631	4,969,779	—	(529,148)
Expiring 05/28/21	Citibank, N.A.	AUD	1,540	1,012,706	1,083,750	—	(71,044)
Brazilian Real,
Expiring 11/04/20	Citibank, N.A.	BRL	2,400	427,000	418,111	8,889	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	4,739	842,400	825,670	16,730	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	1,223	220,000	213,024	6,976	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	4,751	850,186	827,698	22,488	—
Expiring 11/04/20	UBS AG	BRL	2,165	387,000	377,258	9,742	—
Expiring 12/02/20	JPMorgan Chase Bank, N.A.	BRL	2,058	364,000	358,167	5,833	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	7,010	1,208,000	1,219,830	—	(11,830)
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	2,174	376,000	378,218	—	(2,218)
Expiring 12/23/20	Citibank, N.A.	BRL	3,696	903,638	642,909	260,729	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/23/20	Citibank, N.A.	BRL	2,577	$448,000	$448,193	$—	$(193)
Expiring 12/23/20	Citibank, N.A.	BRL	2,387	437,000	415,222	21,778	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	BRL	42,608	10,702,000	7,410,673	3,291,327	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	BRL	2,082	368,000	362,193	5,807	—
Expiring 01/29/21	Bank of America, N.A.	BRL	23,306	5,598,400	4,048,991	1,549,409	—
Expiring 01/29/21	Citibank, N.A.	BRL	33,812	8,259,000	5,874,097	2,384,903	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	50,404	9,705,275	8,756,780	948,495	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	34,244	7,936,000	5,949,205	1,986,795	—
Expiring 02/26/21	Citibank, N.A.	BRL	4,705	916,000	816,482	99,518	—
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	BRL	7,894	1,436,951	1,369,989	66,962	—
Expiring 03/31/21	Citibank, N.A.	BRL	80,490	18,979,000	13,952,027	5,026,973	—
Expiring 03/31/21	Morgan Stanley & Co. International PLC	BRL	15,067	3,716,626	2,611,730	1,104,896	—
Expiring 04/29/21	BNP Paribas S.A.	BRL	1,634	331,000	282,864	48,136	—
Expiring 04/29/21	Deutsche Bank AG	BRL	5,048	938,000	874,162	63,838	—
Expiring 04/29/21	Deutsche Bank AG	BRL	1,809	331,000	313,230	17,770	—
Expiring 04/29/21	Deutsche Bank AG	BRL	760	133,000	131,617	1,383	—
Expiring 05/28/21	BNP Paribas S.A.	BRL	5,489	1,110,000	948,471	161,529	—
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	BRL	12,007	2,178,064	2,074,693	103,371	—
Expiring 09/30/21	Bank of America, N.A.	BRL	47,736	11,027,000	8,162,059	2,864,941	—
Expiring 09/30/21	Deutsche Bank AG	BRL	79,414	17,683,000	13,578,562	4,104,438	—
Expiring 01/28/22	Citibank, N.A.	BRL	24,184	4,311,000	4,068,322	242,678	—
Expiring 01/28/22	Deutsche Bank AG	BRL	37,286	8,109,155	6,272,489	1,836,666	—
British Pound,
Expiring 11/27/20	Morgan Stanley & Co. International PLC	GBP	3,544	4,629,704	4,592,022	37,682	—
Expiring 11/27/20	Morgan Stanley & Co. International PLC	GBP	3,544	4,629,704	4,592,022	37,682	—
Expiring 01/19/21	Citibank, N.A.	GBP	387	499,000	501,774	—	(2,774)
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	28,434	37,388,216	36,858,685	529,531	—
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	526	686,000	681,537	4,463	—
Expiring 04/29/21	Bank of America, N.A.	GBP	1,067	1,344,911	1,383,860	—	(38,949)
Expiring 05/28/21	Bank of America, N.A.	GBP	670	844,589	869,092	—	(24,503)
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	GBP	962	1,256,266	1,247,860	8,406	—

See Notes to Financial Statements.

70

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/28/22	JPMorgan Chase Bank, N.A.	GBP	625	$817,100	$811,815	$5,285	$—
Canadian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	CAD	898	673,000	673,953	—	(953)
Expiring 01/20/21	Citibank, N.A.	CAD	896	679,000	672,641	6,359	—
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	1,271,315	1,657,841	1,643,869	13,972	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	1,829,453	2,379,096	2,365,568	13,528	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	474,398	596,000	613,419	—	(17,419)
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	325,711	416,000	421,160	—	(5,160)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	678,422	858,123	877,231	—	(19,108)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	320,534	401,000	414,465	—	(13,465)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	CLP	315,159	393,000	407,515	—	(14,515)
Expiring 10/29/21	Bank of America, N.A.	CLP	1,989,417	2,524,000	2,576,839	—	(52,839)
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	5,062	729,000	755,602	—	(26,602)
Expiring 11/06/20	Citibank, N.A.	CNH	3,944	591,000	588,680	2,320	—
Expiring 11/06/20	Goldman Sachs International	CNH	6,142	895,000	916,798	—	(21,798)
Expiring 11/06/20	Goldman Sachs International	CNH	3,871	579,000	577,760	1,240	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	18,839	2,809,000	2,811,968	—	(2,968)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	6,152	916,000	918,242	—	(2,242)
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	5,943	891,000	887,087	3,913	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	5,012	754,000	748,041	5,959	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	19,179	2,846,000	2,862,758	—	(16,758)
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	5,177	762,000	772,795	—	(10,795)
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	5,016	731,000	748,681	—	(17,681)
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	6,387	918,000	953,407	—	(35,407)
Expiring 11/06/20	Morgan Stanley & Co. International PLC	CNH	5,615	821,000	838,040	—	(17,040)
Expiring 11/06/20	UBS AG	CNH	6,308	923,000	941,571	—	(18,571)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	43,724	6,276,147	6,439,537	—	(163,390)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	71

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	CNH	2,683	$372,000	$393,919	$—	$(21,919)
Expiring 07/30/21	JPMorgan Chase Bank, N.A.	CNH	8,706	1,228,000	1,275,805	—	(47,805)
Expiring 01/28/22	Deutsche Bank AG	CNH	3,291	478,000	476,667	1,333	—
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	10,724,291	2,859,334	2,765,003	94,331	—
Expiring 12/16/20	Citibank, N.A.	COP	5,296,261	1,414,184	1,365,515	48,669	—
Expiring 12/16/20	Citibank, N.A.	COP	3,279,327	848,608	845,496	3,112	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	10,039,556	2,607,237	2,588,461	18,776	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	6,759,065	1,824,506	1,742,664	81,842	—
Czech Koruna,
Expiring 01/19/21	Barclays Bank PLC	CZK	13,549	580,000	580,086	—	(86)
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	17,582	753,000	752,738	262	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	CZK	11,381	487,000	487,238	—	(238)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	13,121	569,000	561,757	7,243	—
Euro,
Expiring 12/02/20	Citibank, N.A.	EUR	66,601	75,513,843	77,622,803	—	(2,108,960)
Expiring 12/23/20	BNP Paribas S.A.	EUR	268	318,000	312,909	5,091	—
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	EUR	171	200,677	199,038	1,639	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	EUR	1,759	1,922,217	2,051,403	—	(129,186)
Expiring 01/19/21	BNP Paribas S.A.	EUR	679	800,000	792,892	7,108	—
Expiring 01/19/21	BNP Paribas S.A.	EUR	543	634,000	633,971	29	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	60,331	71,004,913	70,405,050	599,863	—
Hungarian Forint,
Expiring 01/19/21	Barclays Bank PLC	HUF	236,967	758,000	751,625	6,375	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	HUF	117,641	374,000	373,139	861	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	HUF	111,319	364,718	353,088	11,630	—
Indian Rupee,
Expiring 12/16/20	Citibank, N.A.	INR	55,103	745,000	735,927	9,073	—
Expiring 12/16/20	Goldman Sachs International	INR	60,664	823,000	810,202	12,798	—

See Notes to Financial Statements.

72

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/16/20	Morgan Stanley & Co. International PLC	INR	56,534	$765,000	$755,044	$9,956	$—
Expiring 12/23/20	BNP Paribas S.A.	INR	250,803	3,250,000	3,347,072	—	(97,072)
Expiring 02/26/21	Bank of America, N.A.	INR	179,591	2,385,000	2,379,875	5,125	—
Expiring 02/26/21	Citibank, N.A.	INR	82,556	1,047,000	1,094,005	—	(47,005)
Expiring 02/26/21	Goldman Sachs International	INR	66,877	870,000	886,231	—	(16,231)
Expiring 02/26/21	Morgan Stanley & Co. International PLC	INR	148,406	1,909,000	1,966,624	—	(57,624)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	INR	63,836	816,000	839,745	—	(23,745)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	INR	32,443	429,000	426,780	2,220	—
Expiring 09/30/21	Bank of America, N.A.	INR	424,262	5,480,000	5,487,759	—	(7,759)
Expiring 02/25/22	Morgan Stanley & Co. International PLC	INR	164,184	2,095,000	2,087,401	7,599	—
Indonesian Rupiah,
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	53,436,273	3,558,978	3,598,202	—	(39,224)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	6,987,357	459,000	470,503	—	(11,503)
Israeli Shekel,
Expiring 12/16/20	Citibank, N.A.	ILS	3,593	1,051,000	1,053,709	—	(2,709)
Expiring 12/16/20	Citibank, N.A.	ILS	2,671	779,000	783,258	—	(4,258)
Expiring 06/30/21	Barclays Bank PLC	ILS	7,933	2,357,060	2,335,105	21,955	—
Expiring 06/30/21	Citibank, N.A.	ILS	19,506	5,794,000	5,741,720	52,280	—
Japanese Yen,
Expiring 11/27/20	Bank of America, N.A.	JPY	276,037	2,583,000	2,637,410	—	(54,410)
Expiring 11/30/20	JPMorgan Chase Bank, N.A.	JPY	819,678	7,848,316	7,831,893	16,423	—
Expiring 11/30/20	Morgan Stanley & Co. International PLC	JPY	196,463	1,804,538	1,877,170	—	(72,632)
Expiring 12/23/20	Bank of America, N.A.	JPY	84,160	800,000	804,521	—	(4,521)
Expiring 12/23/20	Bank of America, N.A.	JPY	65,302	619,000	624,250	—	(5,250)
Expiring 12/23/20	Bank of America, N.A.	JPY	58,922	561,000	563,265	—	(2,265)
Expiring 12/23/20	Bank of America, N.A.	JPY	37,782	358,000	361,180	—	(3,180)
Expiring 12/23/20	Barclays Bank PLC	JPY	48,481	464,000	463,451	549	—
Expiring 12/23/20	Citibank, N.A.	JPY	47,142	448,000	450,657	—	(2,657)
Expiring 12/23/20	Goldman Sachs International	JPY	63,261	600,000	604,743	—	(4,743)
Expiring 12/30/20	Bank of America, N.A.	JPY	485,216	4,679,936	4,639,084	40,852	—
Expiring 12/30/20	Morgan Stanley & Co. International PLC	JPY	441,059	4,056,690	4,216,904	—	(160,214)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	73

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 01/19/21	Citibank, N.A.	JPY	34,533	$331,000	$330,246	$754	$—
Expiring 01/29/21	Bank of America, N.A.	JPY	648,854	6,126,000	6,205,856	—	(79,856)
Expiring 01/29/21	Citibank, N.A.	JPY	934,242	9,144,000	8,935,411	208,589	—
Expiring 01/29/21	Deutsche Bank AG	JPY	1,027,823	9,781,808	9,830,451	—	(48,643)
Expiring 05/28/21	Deutsche Bank AG	JPY	444,960	4,249,000	4,262,873	—	(13,873)
Expiring 05/28/21	Morgan Stanley & Co. International PLC	JPY	941,743	8,721,029	9,022,233	—	(301,204)
Expiring 07/30/21	Morgan Stanley & Co. International PLC	JPY	179,224	1,664,236	1,718,563	—	(54,327)
Expiring 01/28/22	Citibank, N.A.	JPY	634,903	5,972,189	6,106,525	—	(134,336)
Expiring 01/28/22	Citibank, N.A.	JPY	601,760	5,760,948	5,787,749	—	(26,801)
Expiring 10/31/23	Bank of America, N.A.	JPY	1,325,555	12,988,000	12,928,869	59,131	—
Expiring 10/31/23	Bank of America, N.A.	JPY	1,168,753	11,585,000	11,399,487	185,513	—
Expiring 10/31/23	Citibank, N.A.	JPY	399,802	4,148,827	3,899,486	249,341	—
Expiring 10/31/23	Citibank, N.A.	JPY	46,713	447,401	455,619	—	(8,218)
Mexican Peso,
Expiring 12/16/20	Goldman Sachs International	MXN	19,623	872,143	920,304	—	(48,161)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	24,889	1,153,600	1,167,286	—	(13,686)
Expiring 12/23/20	Citibank, N.A.	MXN	8,998	396,000	421,681	—	(25,681)
Expiring 12/23/20	Citibank, N.A.	MXN	8,932	399,000	418,549	—	(19,549)
Expiring 01/29/21	Citibank, N.A.	MXN	121,902	5,800,000	5,689,413	110,587	—
Expiring 01/29/21	Citibank, N.A.	MXN	7,550	369,618	352,381	17,237	—
Expiring 02/26/21	Bank of America, N.A.	MXN	45,191	1,998,605	2,102,359	—	(103,754)
Expiring 02/26/21	Deutsche Bank AG	MXN	133,761	5,261,000	6,222,770	—	(961,770)
Expiring 02/26/21	HSBC Bank USA, N.A.	MXN	158,076	6,263,920	7,353,959	—	(1,090,039)
Expiring 04/29/21	Citibank, N.A.	MXN	113,973	5,602,000	5,264,604	337,396	—
Expiring 04/29/21	Citibank, N.A.	MXN	60,163	2,907,323	2,779,043	128,280	—
Expiring 04/29/21	Deutsche Bank AG	MXN	57,855	2,256,000	2,672,432	—	(416,432)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	156,457	7,225,000	7,227,048	—	(2,048)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	90,716	4,246,000	4,190,326	55,674	—
Expiring 02/25/22	Barclays Bank PLC	MXN	45,503	1,924,000	2,026,993	—	(102,993)
Expiring 02/25/22	Goldman Sachs International	MXN	14,604	589,000	650,545	—	(61,545)
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	303,737	13,188,761	12,862,101	326,660	—
New Taiwanese Dollar,
Expiring 12/16/20	Credit Suisse International	TWD	94,142	3,298,000	3,331,433	—	(33,433)

See Notes to Financial Statements.

74

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 12/16/20	Credit Suisse International	TWD	54,209	$1,917,000	$1,918,307	$—	$(1,307)
Expiring 12/16/20	Credit Suisse International	TWD	42,519	1,496,000	1,504,617	—	(8,617)
Expiring 12/16/20	Credit Suisse International	TWD	35,936	1,264,000	1,271,661	—	(7,661)
Expiring 12/16/20	Credit Suisse International	TWD	28,312	977,000	1,001,867	—	(24,867)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	89,368	3,125,000	3,162,485	—	(37,485)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	86,422	3,002,000	3,058,225	—	(56,225)
Expiring 12/16/20	HSBC Bank USA, N.A.	TWD	18,355	647,000	649,550	—	(2,550)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	112,736	3,973,000	3,989,417	—	(16,417)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	44,689	1,565,000	1,581,408	—	(16,408)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	25,912	896,000	916,967	—	(20,967)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TWD	20,444	719,000	723,452	—	(4,452)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	TWD	65,001	2,282,000	2,300,207	—	(18,207)
Expiring 12/23/20	Citibank, N.A.	TWD	19,796	688,000	701,566	—	(13,566)
Expiring 12/23/20	Goldman Sachs International	TWD	16,234	560,000	575,349	—	(15,349)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	TWD	13,087	458,000	463,817	—	(5,817)
Expiring 12/23/20	JPMorgan Chase Bank, N.A.	TWD	10,137	356,500	359,259	—	(2,759)
Expiring 12/23/20	Morgan Stanley & Co. International PLC	TWD	18,562	658,000	657,846	154	—
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	TWD	209,538	7,639,000	7,652,603	—	(13,603)
New Zealand Dollar,
Expiring 01/20/21	BNP Paribas S.A.	NZD	1,030	684,000	680,849	3,151	—
Expiring 01/20/21	Citibank, N.A.	NZD	2,743	1,803,000	1,813,559	—	(10,559)
Expiring 01/20/21	Citibank, N.A.	NZD	1,048	690,000	693,002	—	(3,002)
Expiring 01/20/21	Citibank, N.A.	NZD	763	504,708	504,756	—	(48)
Norwegian Krone,
Expiring 01/19/21	Citibank, N.A.	NOK	8,113	864,000	849,623	14,377	—
Expiring 01/19/21	Citibank, N.A.	NOK	7,607	812,000	796,677	15,323	—
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	4,305	1,187,665	1,190,785	—	(3,120)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	75

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 12/16/20	BNP Paribas S.A.	PEN	2,861	$790,000	$791,240	$—	$(1,240)
Expiring 12/16/20	Citibank, N.A.	PEN	16,059	4,542,383	4,441,897	100,486	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PEN	4,220	1,190,575	1,167,267	23,308	—
Philippine Peso,
Expiring 12/16/20	Goldman Sachs International	PHP	35,626	736,000	733,248	2,752	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	100,554	2,074,000	2,069,575	4,425	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	90,038	1,858,000	1,853,133	4,867	—
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	71,817	1,478,000	1,478,132	—	(132)
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	36,578	755,000	752,845	2,155	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	PHP	174,235	3,569,951	3,586,067	—	(16,116)
Polish Zloty,
Expiring 01/19/21	HSBC Bank USA, N.A.	PLN	1,509	393,000	381,185	11,815	—
Russian Ruble,
Expiring 12/16/20	Citibank, N.A.	RUB	52,801	665,000	661,027	3,973	—
Expiring 12/16/20	Citibank, N.A.	RUB	27,419	361,000	343,263	17,737	—
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	16,166	203,000	202,388	612	—
Expiring 12/23/20	Barclays Bank PLC	RUB	39,993	522,000	500,225	21,775	—
Expiring 12/23/20	BNP Paribas S.A.	RUB	1,267,728	17,197,000	15,856,499	1,340,501	—
Expiring 12/23/20	Citibank, N.A.	RUB	57,051	739,000	713,580	25,420	—
Expiring 12/23/20	Citibank, N.A.	RUB	43,031	568,000	538,218	29,782	—
Expiring 12/23/20	Citibank, N.A.	RUB	40,299	537,000	504,054	32,946	—
Expiring 12/23/20	Citibank, N.A.	RUB	34,288	441,000	428,864	12,136	—
Expiring 12/23/20	HSBC Bank USA, N.A.	RUB	48,035	608,000	600,813	7,187	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	65,680	858,000	821,511	36,489	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	RUB	65,340	845,000	817,255	27,745	—
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	RUB	400,732	4,730,630	4,983,146	—	(252,516)
Expiring 04/28/21	Goldman Sachs International	RUB	378,125	4,928,000	4,671,820	256,180	—
Expiring 04/29/21	Deutsche Bank AG	RUB	203,421	3,000,000	2,513,571	486,429	—
Expiring 06/30/21	Barclays Bank PLC	RUB	76,448	1,007,286	938,580	68,706	—
Expiring 06/30/21	Goldman Sachs International	RUB	319,754	4,385,000	3,925,742	459,258	—
Singapore Dollar,
Expiring 12/16/20	BNP Paribas S.A.	SGD	737	540,000	539,365	635	—
Expiring 12/16/20	Citibank, N.A.	SGD	1,569	1,154,484	1,148,667	5,817	—

See Notes to Financial Statements.

76

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/16/20	Citibank, N.A.	SGD	1,011	$742,000	$740,026	$1,974	$—
Expiring 12/16/20	Credit Suisse International	SGD	1,421	1,040,000	1,040,563	—	(563)
Expiring 12/16/20	Credit Suisse International	SGD	1,357	984,000	993,343	—	(9,343)
Expiring 12/16/20	Goldman Sachs International	SGD	1,055	774,000	772,697	1,303	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,333	970,000	975,908	—	(5,908)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,322	966,000	967,977	—	(1,977)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,292	950,000	945,545	4,455	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	1,253	919,000	917,281	1,719	—
Expiring 12/16/20	The Toronto-Dominion Bank	SGD	1,307	949,000	957,004	—	(8,004)
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	39,124	2,311,057	2,390,592	—	(79,535)
Expiring 12/17/20	Citibank, N.A.	ZAR	57,884	3,452,975	3,536,844	—	(83,869)
Expiring 12/17/20	Citibank, N.A.	ZAR	17,836	1,032,270	1,089,839	—	(57,569)
Expiring 12/17/20	Citibank, N.A.	ZAR	14,802	855,185	904,451	—	(49,266)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	34,464	2,043,731	2,105,846	—	(62,115)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	14,584	862,703	891,100	—	(28,397)
Expiring 12/23/20	Bank of America, N.A.	ZAR	7,562	441,000	461,701	—	(20,701)
Expiring 12/23/20	Barclays Bank PLC	ZAR	17,185	1,016,000	1,049,240	—	(33,240)
Expiring 12/23/20	Barclays Bank PLC	ZAR	8,802	543,000	537,430	5,570	—
Expiring 12/23/20	Barclays Bank PLC	ZAR	8,332	503,000	508,715	—	(5,715)
Expiring 12/23/20	Barclays Bank PLC	ZAR	5,803	355,000	354,310	690	—
Expiring 12/23/20	BNP Paribas S.A.	ZAR	9,034	549,000	551,580	—	(2,580)
Expiring 12/23/20	HSBC Bank USA, N.A.	ZAR	8,690	522,000	530,566	—	(8,566)
Expiring 01/29/21	Deutsche Bank AG	ZAR	143,766	9,153,000	8,741,640	411,360	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	79,569	5,129,000	4,838,143	290,857	—
Expiring 02/26/21	Bank of America, N.A.	ZAR	83,161	4,252,223	5,042,240	—	(790,017)
Expiring 02/26/21	Barclays Bank PLC	ZAR	20,579	1,158,651	1,247,771	—	(89,120)
Expiring 02/26/21	Goldman Sachs International	ZAR	77,385	4,439,000	4,692,048	—	(253,048)
Expiring 02/26/21	Goldman Sachs International	ZAR	47,013	2,484,000	2,850,502	—	(366,502)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	77

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 04/29/21	Goldman Sachs International	ZAR	12,001	$670,000	$723,138	$—	$(53,138)
Expiring 05/28/21	Morgan Stanley & Co. International PLC	ZAR	6,738	392,000	404,846	—	(12,846)
Expiring 09/30/21	Morgan Stanley & Co. International PLC	ZAR	244,993	14,076,000	14,545,465	—	(469,465)
Expiring 12/23/21	Barclays Bank PLC	ZAR	44,623	2,407,116	2,627,501	—	(220,385)
Expiring 12/23/21	Goldman Sachs International	ZAR	7,752	489,000	456,438	32,562	—
South Korean Won,
Expiring 12/16/20	Citibank, N.A.	KRW	826,154	697,000	726,650	—	(29,650)
Expiring 12/16/20	Credit Suisse International	KRW	838,168	740,000	737,217	2,783	—
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	1,020,652	896,000	897,721	—	(1,721)
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	947,911	837,000	833,742	3,258	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	1,030,583	885,000	906,456	—	(21,456)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	855,973	753,000	752,877	123	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	636,328	560,000	559,687	313	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	477,374	404,000	419,878	—	(15,878)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	763,912	656,000	671,904	—	(15,904)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	KRW	608,146	536,000	534,899	1,101	—
Expiring 12/17/20	Morgan Stanley & Co. International PLC	KRW	666,000	577,774	585,794	—	(8,020)
Expiring 12/23/20	Citibank, N.A.	KRW	749,628	631,000	659,408	—	(28,408)
Expiring 12/23/20	Goldman Sachs International	KRW	720,529	614,000	633,811	—	(19,811)
Expiring 04/29/21	Citibank, N.A.	KRW	2,817,066	2,327,000	2,479,171	—	(152,171)
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	KRW	4,492,927	3,756,000	3,954,020	—	(198,020)
Expiring 06/30/21	JPMorgan Chase Bank, N.A.	KRW	7,416,216	6,205,000	6,527,906	—	(322,906)
Expiring 07/30/21	Deutsche Bank AG	KRW	7,666,728	6,536,000	6,749,029	—	(213,029)
Expiring 10/29/21	JPMorgan Chase Bank, N.A.	KRW	4,699,094	4,099,000	4,138,533	—	(39,533)
Swedish Krona,
Expiring 01/19/21	Citibank, N.A.	SEK	7,693	871,000	865,529	5,471	—

See Notes to Financial Statements.

78

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	SEK	7,200	$815,000	$809,986	$5,014	$—
Swiss Franc,
Expiring 01/19/21	Citibank, N.A.	CHF	6,406	7,027,442	7,004,503	22,939	—
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	29,172	918,000	935,767	—	(17,767)
Expiring 12/16/20	Citibank, N.A.	THB	24,631	786,000	790,093	—	(4,093)
Expiring 12/16/20	Credit Suisse International	THB	29,741	937,000	954,022	—	(17,022)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	64,270	2,030,000	2,061,605	—	(31,605)
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	31,001	977,000	994,429	—	(17,429)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	31,619	996,000	1,014,254	—	(18,254)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	THB	19,549	625,000	627,072	—	(2,072)
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	10,879	1,415,028	1,267,666	147,362	—
Expiring 12/16/20	Barclays Bank PLC	TRY	10,879	1,398,295	1,267,666	130,629	—
Expiring 12/16/20	Barclays Bank PLC	TRY	9,803	1,278,989	1,142,366	136,623	—
Expiring 12/16/20	Barclays Bank PLC	TRY	8,129	1,062,497	947,267	115,230	—
Expiring 12/16/20	Barclays Bank PLC	TRY	6,029	781,000	702,514	78,486	—
Expiring 12/16/20	Barclays Bank PLC	TRY	4,685	607,000	545,965	61,035	—
Expiring 12/16/20	Barclays Bank PLC	TRY	3,970	492,000	462,578	29,422	—
Expiring 12/16/20	Barclays Bank PLC	TRY	3,746	471,000	436,490	34,510	—
Expiring 12/16/20	Barclays Bank PLC	TRY	3,673	471,000	427,965	43,035	—
Expiring 12/23/20	Deutsche Bank AG	TRY	6,842	1,041,000	794,324	246,676	—
Expiring 02/26/21	Citibank, N.A.	TRY	28,332	3,483,000	3,187,475	295,525	—
Expiring 02/26/21	Citibank, N.A.	TRY	15,186	1,803,614	1,708,513	95,101	—
Expiring 02/26/21	Goldman Sachs International	TRY	20,013	3,005,000	2,251,548	753,452	—
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	TRY	19,750	2,372,386	2,221,939	150,447	—
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	67,636	9,365,000	7,609,214	1,755,786	—
Expiring 05/28/21	Goldman Sachs International	TRY	9,428	1,264,000	1,013,954	250,046	—

				$852,411,649	$827,694,964	37,945,656	(13,228,971)

						$48,315,033	$(48,117,722)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	79

Schedule of Investments (continued)

as of October 31, 2020

Cross currency exchange contracts outstanding at October 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
11/27/20	Buy	AUD	5,929	JPY	441,711	$—	$(52,253)	Morgan Stanley & Co. International PLC
11/30/20	Buy	JPY	1,016,141	AUD	12,805	707,019	—	Morgan Stanley & Co. International PLC
12/23/20	Buy	EUR	572	ZAR	10,356	34,762	—	Goldman Sachs International
12/23/20	Buy	EUR	1,187	ZAR	20,389	139,429	—	Morgan Stanley & Co. International PLC
12/30/20	Buy	JPY	154,422	AUD	2,095	3,335	—	Deutsche Bank AG
12/30/20	Buy	JPY	771,852	AUD	10,480	10,669	—	Deutsche Bank AG
01/20/21	Buy	EUR	860	AUD	1,429	—	(1,472)	JPMorgan Chase Bank, N.A.
01/29/21	Buy	AUD	766	JPY	55,707	5,868	—	Morgan Stanley & Co. International PLC
01/29/21	Buy	AUD	5,348	JPY	360,776	310,273	—	Deutsche Bank AG
05/28/21	Buy	AUD	3,758	JPY	274,221	16,883	—	Deutsche Bank AG
05/28/21	Buy	AUD	35,699	JPY	2,280,809	3,265,824	—	Citibank, N.A.
05/28/21	Buy	JPY	389,110	AUD	5,610	—	(219,226)	Morgan Stanley & Co. International PLC
05/28/21	Buy	JPY	1,850,589	AUD	27,095	—	(1,333,964)	Deutsche Bank AG
07/30/21	Buy	AUD	7,614	JPY	525,556	318,536	—	Morgan Stanley & Co. International PLC
07/30/21	Buy	JPY	704,780	AUD	9,748	—	(101,690)	Morgan Stanley & Co. International PLC
08/31/21	Buy	EUR	1,636	GBP	1,472	8,564	—	Bank of America, N.A.
08/31/21	Buy	GBP	2,304	EUR	2,499	59,013	—	Bank of America, N.A.
01/28/22	Buy	JPY	95,923	AUD	1,415	—	(73,708)	Deutsche Bank AG
01/28/22	Buy	JPY	162,036	AUD	2,167	32,692	—	Deutsche Bank AG
05/31/22	Buy	JPY	263,742	AUD	3,658	—	(33,932)	Goldman Sachs International

See Notes to Financial Statements.

80

Cross currency exchange contracts outstanding at October 31, 2020 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts (cont’d.):
10/31/23	Buy	AUD	6,309	JPY	422,703	$326,471	$—	Deutsche Bank AG
10/31/23	Buy	JPY	648,099	AUD	9,489	—	(370,709)	Morgan Stanley & Co. International PLC

						$5,239,338	$(2,186,954)

Credit default swap agreements outstanding at October 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Federation of Malaysia (D01)	06/20/23	1.000%(Q)	3,750	0.214%	$82,547	$(2,227)	$84,774	Barclays Bank PLC
People’s Republic of China (D01)	06/20/23	1.000%(Q)	13,750	0.159%	322,997	(8,167)	331,164	Barclays Bank PLC
Republic of Brazil (D01)	06/20/23	1.000%(Q)	18,750	1.443%	(195,516)	(11,137)	(184,379)	Barclays Bank PLC
Republic of Chile (D01)	06/20/23	1.000%(Q)	3,750	0.219%	82,085	(2,227)	84,312	Barclays Bank PLC
Republic of Colombia (D01)	06/20/23	1.000%(Q)	5,000	0.664%	50,073	(2,970)	53,043	Barclays Bank PLC
Republic of Indonesia (D01)	06/20/23	1.000%(Q)	5,000	0.503%	71,435	(2,970)	74,405	Barclays Bank PLC
Republic of Panama (D01)	06/20/23	1.000%(Q)	3,750	0.302%	73,807	(2,227)	76,034	Barclays Bank PLC
Republic of Peru (D01)	06/20/23	1.000%(Q)	3,750	0.252%	78,759	(2,227)	80,986	Barclays Bank PLC
Republic of Philippines (D01)	06/20/23	1.000%(Q)	3,750	0.211%	82,902	(2,227)	85,129	Barclays Bank PLC
Republic of South Africa (D01)	06/20/23	1.000%(Q)	11,250	2.053%	(293,995)	(6,682)	(287,313)	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	81

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Republic of Turkey (D01)	06/20/23	1.000%(Q)	17,500	5.337%	$(1,831,615)	$(10,394)	$(1,821,221)	Barclays Bank PLC
Russian Federation (D01)	06/20/23	1.000%(Q)	11,250	0.609%	128,989	(6,682)	135,671	Barclays Bank PLC
United Mexican States (D01)	06/20/23	1.000%(Q)	16,250	0.691%	151,190	(9,652)	160,842	Barclays Bank PLC
Federation of Malaysia (D02)	06/20/23	1.000%(Q)	3,000	0.214%	66,038	(3,156)	69,194	Citibank, N.A.
People’s Republic of China (D02)	06/20/23	1.000%(Q)	11,000	0.159%	258,397	(11,574)	269,971	Citibank, N.A.
Republic of Brazil (D02)	06/20/23	1.000%(Q)	15,000	1.443%	(156,412)	(15,782)	(140,630)	Citibank, N.A.
Republic of Chile (D02)	06/20/23	1.000%(Q)	3,000	0.219%	65,668	(3,156)	68,824	Citibank, N.A.
Republic of Colombia (D02)	06/20/23	1.000%(Q)	4,000	0.664%	40,058	(4,209)	44,267	Citibank, N.A.
Republic of Indonesia (D02)	06/20/23	1.000%(Q)	4,000	0.503%	57,148	(4,209)	61,357	Citibank, N.A.
Republic of Panama (D02)	06/20/23	1.000%(Q)	3,000	0.302%	59,045	(3,156)	62,201	Citibank, N.A.
Republic of Peru (D02)	06/20/23	1.000%(Q)	3,000	0.252%	63,008	(3,156)	66,164	Citibank, N.A.
Republic of Philippines (D02)	06/20/23	1.000%(Q)	3,000	0.211%	66,322	(3,156)	69,478	Citibank, N.A.
Republic of South Africa (D02)	06/20/23	1.000%(Q)	9,000	2.053%	(235,196)	(9,469)	(225,727)	Citibank, N.A.
Republic of Turkey (D02)	06/20/23	1.000%(Q)	14,000	5.337%	(1,465,292)	(14,730)	(1,450,562)	Citibank, N.A.

See Notes to Financial Statements.

82

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**(cont’d.):
Russian Federation (D02)	06/20/23	1.000%(Q)	9,000	0.609%	$103,191	$(9,469)	$112,660	Citibank, N.A.
United Mexican States (D02)	06/20/23	1.000%(Q)	13,000	0.691%	120,952	(13,678)	134,630	Citibank, N.A.

					$(2,153,415)	$(168,689)	$(1,984,726)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices—Buy Protection(1)**:
CDX.EM.29.V1 (D01)	06/20/23	1.000%(Q)	117,500	$1,087,693	$(19,872)	$1,107,565	Barclays Bank PLC
CDX.EM.29.V1 (D02)	06/20/23	1.000%(Q)	94,000	870,155	1,270	868,885	Citibank, N.A.

				$1,957,848	$(18,602)	$1,976,450

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D02).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^:
Alcentra CLO	11/24/20	1.000%(Q)	84	*	$5	$—	$5	Goldman Sachs International
Alcentra CLO	11/24/20	0.500%(Q)	65	*	2	—	2	Goldman Sachs International
Allianz CLO	11/24/20	1.000%(Q)	159	*	9	—	9	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	83

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
AMMC CLO Ltd.	11/24/20	0.500%(Q)	8	*	$—	$—	$—	Goldman Sachs International
AngeloGordon CLO	11/24/20	0.500%(Q)	16	*	—	—	—	Goldman Sachs International
AXA CLO	11/24/20	1.000%(Q)	77	*	4	—	4	Goldman Sachs International
Bain CLO	11/24/20	0.500%(Q)	435	*	12	—	12	Goldman Sachs International
Bank 2018-BN14	11/30/20	1.250%(Q)	406	*	42	—	42	Goldman Sachs International
Bardin Hill CLO	11/24/20	0.500%(Q)	228	*	6	—	6	Goldman Sachs International
Bardin Hill CLO	11/24/20	1.000%(Q)	70	*	4	—	4	Goldman Sachs International
Benchmark Mortgage Trust	11/30/20	1.250%(Q)	197	*	21	—	21	Goldman Sachs International
BlueMountain CLO	11/24/20	0.500%(Q)	33	*	1	—	1	Goldman Sachs International
Canyon CLO	11/24/20	0.500%(Q)	46	0.500%	1	—	1	Goldman Sachs International
Carlson CLO	11/24/20	1.000%(Q)	73	*	4	—	4	Goldman Sachs International
Carlyle CLO	11/24/20	0.500%(Q)	116	*	3	—	3	Goldman Sachs International
Carlyle CLO	11/24/20	1.000%(Q)	23	*	1	—	1	Goldman Sachs International

See Notes to Financial Statements.

84

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
COMM Mortgage Trust	11/30/20	1.250%(Q)	164	6.940%	$17	$—	$17	Goldman Sachs International
COMM Mortgage Trust	11/30/20	1.250%(Q)	114	*	12	—	12	Goldman Sachs International
Covenant	11/24/20	0.500%(Q)	42	0.500%	1	—	1	Goldman Sachs International
Crescent CLO	11/24/20	1.000%(Q)	102	*	6	—	6	Goldman Sachs International
CSAM CLO	11/24/20	0.500%(Q)	114	*	3	—	3	Goldman Sachs International
CSAM CLO	11/24/20	1.000%(Q)	13	*	1	—	1	Goldman Sachs International
DFG CLO	11/24/20	0.500%(Q)	172	*	5	—	5	Goldman Sachs International
Doubleline	11/24/20	0.500%(Q)	33	*	1	—	1	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(Q)	484	*	27	—	27	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(Q)	320	*	18	—	18	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(Q)	143	*	8	—	8	Goldman Sachs International
First Franklin Home Equity	11/30/20	1.250%(Q)	422	*	29	—	29	Goldman Sachs International
Fort Washington CLO	11/24/20	1.000%(Q)	84	*	5	—	5	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	85

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
GSAMP Home Equity	11/30/20	1.250%(Q)	401	*	$28	$—	$28	Goldman Sachs International
GSRPM Mortgage Loan Trust	11/30/20	1.250%(Q)	172	*	12	—	12	Goldman Sachs International
HPS CLO	11/24/20	0.500%(Q)	16	*	—	—	—	Goldman Sachs International
ICG CLO	11/24/20	0.500%(Q)	151	*	4	—	4	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/30/20	1.250%(Q)	230	*	24	—	24	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/30/20	1.250%(Q)	92	*	10	—	10	Goldman Sachs International
LCM CLO	11/24/20	1.000%(Q)	46	*	3	—	3	Goldman Sachs International
Loomis Sayles & Company LP	11/24/20	0.500%(Q)	20	0.500%	1	—	1	Goldman Sachs International
Marathon	11/24/20	0.500%(Q)	15	*	—	—	—	Goldman Sachs International
MJX CLO	11/24/20	1.000%(Q)	145	*	8	—	8	Goldman Sachs International
MJX CLO	11/24/20	1.000%(Q)	87	*	5	—	5	Goldman Sachs International
MJX CLO	11/24/20	1.000%(Q)	69	*	4	—	4	Goldman Sachs International
MJX CLO	11/24/20	0.500%(Q)	65	*	2	—	2	Goldman Sachs International

See Notes to Financial Statements.

86

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Morgan Stanley Capital I Trust	11/30/20	1.250%(Q)	93	54.487%	$10	$—	$10	Goldman Sachs International
Neuberger Berman CLO Ltd.	11/24/20	0.500%(Q)	156	*	4	—	4	Goldman Sachs International
Nylim CLO	11/24/20	0.500%(Q)	131	*	4	—	4	Goldman Sachs International
Och-Ziff CLO	11/24/20	1.000%(Q)	280	*	16	—	16	Goldman Sachs International
Och-Ziff CLO	11/24/20	1.000%(Q)	173	*	10	—	10	Goldman Sachs International
Octagon CLO	11/24/20	0.500%(Q)	1,028	*	29	—	29	Goldman Sachs International
ONEX CLO	11/24/20	0.500%(Q)	349	*	10	—	10	Goldman Sachs International
Palmer Square CLO	11/24/20	1.000%(Q)	21	*	1	—	1	Goldman Sachs International
Par-Four	11/24/20	0.500%(Q)	302	*	8	—	8	Goldman Sachs International
Pinebridge CLO	11/24/20	0.500%(Q)	26	0.500%	1	—	1	Goldman Sachs International
Pretium	11/24/20	0.500%(Q)	1,839	*	51	—	51	Goldman Sachs International
Providence CLO	11/24/20	1.000%(Q)	72	*	4	—	4	Goldman Sachs International
Providence CLO	11/24/20	1.000%(Q)	57	*	3	—	3	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	87

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Saratoga CLO	11/24/20	0.500%(Q)	1,290	*	$36	$—	$36	Goldman Sachs International
Saratoga CLO	11/24/20	1.000%(Q)	173	*	10	—	10	Goldman Sachs International
Shenkman Capital	11/24/20	0.500%(Q)	16	*	—	—	—	Goldman Sachs International
Sound Point CLO Ltd.	11/24/20	1.000%(Q)	128	*	7	—	7	Goldman Sachs International
Sound Point CLO Ltd.	11/24/20	1.000%(Q)	92	*	5	—	5	Goldman Sachs International
Steele Creek	11/24/20	0.500%(Q)	230	*	6	—	6	Goldman Sachs International
Symphony CLO	11/24/20	1.000%(Q)	119	*	7	—	7	Goldman Sachs International
TCW CLO	11/24/20	0.500%(Q)	99	*	3	—	3	Goldman Sachs International
THL CLO	11/24/20	1.000%(Q)	231	*	13	—	13	Goldman Sachs International
THL CLO	11/24/20	0.500%(Q)	66	*	2	—	2	Goldman Sachs International
TIAA CLO	11/24/20	1.000%(Q)	39	*	2	—	2	Goldman Sachs International
Trimaran CLO	11/24/20	1.000%(Q)	569	*	32	—	32	Goldman Sachs International
Trimaran CLO	11/24/20	1.000%(Q)	129	*	7	—	7	Goldman Sachs International

See Notes to Financial Statements.

88

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Voya CLO	11/24/20	0.500%(Q)	1,178	*	$33	$—	$33	Goldman Sachs International
Wellfleet CLO	11/24/20	0.500%(Q)	16	*	—	—	—	Goldman Sachs International
Western Asset Management Co.	11/24/20	0.500%(Q)	36	*	1	—	1	Goldman Sachs International

					$664	$—	$664

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Kingdom of Spain	06/20/23	1.000%(Q)	4,400	$(92,561)	$(58,947)	$(33,614)	Bank of America, N.A.
United Mexican States	06/20/23	1.000%(Q)	1,400	(13,026)	4,689	(17,715)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	1,385	(12,886)	11,511	(24,397)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	460	(4,280)	4,288	(8,568)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	460	(4,280)	3,931	(8,211)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	455	(4,233)	1,417	(5,650)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	240	(2,233)	804	(3,037)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	1,000	(835)	(9,845)	9,010	Barclays Bank PLC
United Mexican States	12/20/24	1.000%(Q)	440	(355)	2,564	(2,919)	Citibank, N.A.

				$(134,689)	$(39,588)	$(95,101)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	5,300	1.662%	$(33,690)	$32,696	$(66,386)	Bank of America, N.A.
Hellenic Republic	12/20/25	1.000%(Q)	10,000	1.448%	(209,728)	(1,364,653)	1,154,925	Bank of America, N.A.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	89

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Hellenic Republic	12/20/25	1.000%(Q)	3,700	1.448%	$(77,599)	$(505,102)	$427,503	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	4,400	0.330%	83,182	40,721	42,461	Bank of America, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	9,450	4.930%	(903,902)	(748,297)	(155,605)	BNP Paribas S.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,165	4.930%	(111,433)	(39,347)	(72,086)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,155	4.930%	(110,477)	(46,826)	(63,651)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	385	4.930%	(36,826)	(15,996)	(20,830)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	385	4.930%	(36,826)	(15,706)	(21,120)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	380	4.930%	(36,348)	(12,895)	(23,453)	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	195	4.930%	(18,652)	(6,582)	(12,070)	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	1,000	5.414%	(159,887)	(43,197)	(116,690)	Barclays Bank PLC
Petroleos Mexicanos	12/20/24	1.000%(Q)	440	5.414%	(70,362)	(34,344)	(36,018)	Citibank, N.A.
Republic of Serbia	06/20/21	1.000%(Q)	5,000	0.373%	25,915	20,362	5,553	BNP Paribas S.A.
United Mexican States	12/20/20	1.000%(Q)	7,000	0.275%	15,154	(9,188)	24,342	Goldman Sachs International

					$(1,681,479)	$(2,748,354)	$1,066,875

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.33.V1	12/20/29	1.000%(Q)	174,375	$(217,094)	$2,896,077	$3,113,171

See Notes to Financial Statements.

90

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Buy Protection(1):
CMBX.NA.13.AAA	12/16/72	0.500%(M)	25,000	$186,454	$711,086	$(524,632)	Morgan Stanley & Co. International PLC
CMBX.NA.13.AAA	12/16/72	0.500%(M)	22,500	167,809	238,817	(71,008)	Citigroup Global Markets, Inc.
CMBX.NA.13.AAA	12/16/72	0.500%(M)	10,000	74,721	204,088	(129,367)	Goldman Sachs International
CMBX.NA.13.AAA	12/16/72	0.500%(M)	7,000	51,332	34,085	17,247	Morgan Stanley &Co. International PLC

				$480,316	$1,188,076	$(707,760)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.Beijing 1Y 30% - 100%^††	12/20/20	0.000%	23,747	*	$(1,140)	$(1,857)	$717	Citibank, N.A.
CMBX.NA.6.AA	05/11/63	1.500%(M)	10,000	*	(35,264)	108,929	(144,193)	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	2,000	*	(7,052)	(64,412)	57,360	JPMorgan Securities LLC

					$(43,456)	$42,660	$(86,116)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	91

Schedule of Investments (continued)

as of October 31, 2020

index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

††	See the table below for the swap constituents. To the extent that any swap is composed of the greater than 50 constituents, the Fund is only required to disclose the top 50.

The following table represents the individual positions and related values of underlying securities of CDX.Beijing 1Y 30% -100% Index credit default swap with Citibank, N.A., as of October 31, 2020, termination date 12/20/20:

Credit Default Swaps:

Reference Entity	Notional	Market Value	% of Total Index Value
Transocean, Inc.	1,000,000	$(221,317)	1.10%
TUI AG	1,000,000	(64,752)	1.10%
Stonegate Pub Company Financing PLC	1,000,000	(10,818)	1.10%
Royal Caribbean Cruises Ltd.	1,000,000	(9,094)	1.10%
United States Steel Corp.	1,000,000	(7,011)	1.10%

See Notes to Financial Statements.

92

Reference Entity	Notional	Market Value	% of Total Index Value
Nordstrom, Inc.	1,000,000	$(5,398)	1.10%
Iceland Bondco PLC	1,000,000	(4,483)	1.10%
Rolls-Royce PLC	1,000,000	(4,046)	1.10%
Avis Budget Group, Inc.	1,000,000	(3,515)	1.10%
Murphy Oil Corp.	1,000,000	(2,835)	1.10%
Thyssenkrupp AG	1,000,000	(2,460)	1.10%
Ford Motor Co.	1,000,000	(2,351)	1.10%
Univision Communications, Inc.	1,000,000	(2,013)	1.10%
Ford Motor Credit Co. LLC	1,000,000	(1,820)	1.10%
Hapag-Lloyd AG	1,000,000	(1,753)	1.10%
Renault SA	1,000,000	(1,724)	1.10%
INEOS Group Holdings SA	1,000,000	(1,717)	1.10%
Ovintiv Canada ULC	500,000	(1,507)	.55%
Ovintiv, Inc.	500,000	(1,408)	.55%
Realogy Group LLC	1,000,000	(1,324)	1.10%
Aegon NV	1,000,000	(1,299)	1.10%
Expedia Group, Inc.	1,000,000	(1,186)	1.10%
American Axle & Manufacturing, Inc.	1,000,000	(1,180)	1.10%
Valeo SA	1,000,000	(1,083)	1.10%
Vale SA	1,000,000	(966)	1.10%
Next PLC	1,000,000	(927)	1.10%
Gap, Inc. (The)	1,000,000	(878)	1.10%
Altice France SA	1,000,000	(876)	1.10%
Liberty Interactive LLC	1,000,000	(852)	1.10%
Goodyear Tire & Rubber Co. (The)	1,000,000	(838)	1.10%
Banco de Sabadell SA	1,000,000	(730)	1.10%
Premier Foods PLC	1,000,000	(708)	1.10%
General Motors Co.	1,000,000	(639)	1.10%
UPC Holding B.V.	1,000,000	(625)	1.10%
International Lease Finance Corp.	1,000,000	(625)	1.10%
Ally Financial, Inc.	1,000,000	(625)	1.10%
Volkswagen AG	1,000,000	(604)	1.10%
Toll Brothers, Inc.	1,000,000	(602)	1.10%
Ceconomy AG	1,000,000	(586)	1.10%
Xerox Corp.	1,000,000	(549)	1.10%
Matterhorn Telecom Holding S.A	1,000,000	(529)	1.10%
Meritor, Inc.	1,000,000	(511)	1.10%
Arconic, Inc.	1,000,000	(502)	1.10%
Ziggo Bond Company B.V.	1,000,000	(495)	1.10%
AT&T Inc.	1,000,000	(474)	1.10%
Yum! Brands, Inc.	1,000,000	(462)	1.10%
HeidelbergCement AG	1,000,000	(438)	1.10%
Cooper Tire & Rubber Co.	1,000,000	(420)	1.10%
M.D.C. Holdings, Inc.	1,000,000	(415)	1.10%
Sealed Air Corp.	1,000,000	(414)	1.10%

		$372,384

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	93

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	16,900	02/13/30	1.2100%(S)	6 Month BBSW(2)(S)	$(72)	$560,895	$560,967
BRL	66,745	01/02/25	5.903%(T)	1 Day BROIS(2)(T)	—	(39,828)	(39,828)
BRL	18,614	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	122,703	122,703
BRL	21,128	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	146,286	146,286
BRL	17,000	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	37,500	37,500
CNH	51,840	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	134	102,476	102,342
CNH	147,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	286,471	286,471
CNH	43,300	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(31)	97,149	97,180
CNH	37,800	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(18)	66,062	66,080
COP	11,070,000	02/18/25	4.505%(Q)	1 Day COOIS(2)(Q)	—	183,774	183,774
COP	12,642,920	02/21/25	4.565%(Q)	1 Day COOIS(2)(Q)	—	234,989	234,989
COP	7,821,000	02/18/30	5.072%(Q)	1 Day COOIS(2)(Q)	—	154,432	154,432
COP	5,472,000	02/18/30	5.081%(Q)	1 Day COOIS(2)(Q)	—	109,109	109,109
COP	7,813,000	02/24/30	5.078%(Q)	1 Day COOIS(2)(Q)	—	166,734	166,734
GBP	4,050	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(128,381)	(204,118)	(75,737)
GBP	4,000	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(91,874)	(301,965)	(210,091)
GBP	4,465	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(300,329)	(501,650)	(201,321)
GBP	1,100	05/08/34	1.200%(A)	1 Day SONIA(1)(A)	(61,374)	(182,430)	(121,056)
HUF	277,000	02/13/30	1.595%(A)	6 Month BUBOR(2)(S)	—	7,583	7,583
HUF	4,370,000	02/14/30	1.605%(A)	6 Month BUBOR(2)(S)	—	132,246	132,246

See Notes to Financial Statements.

94

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
HUF	1,234,000	02/18/30	1.803%(A)	6 Month BUBOR(2)(S)	$—	$110,207	$110,207
JPY	7,870,930	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(10,221)	(10,221)
NZD	6,000	02/14/30	1.523%(S)	3 Month BBR(2)(Q)	—	398,528	398,528
	8,700	02/14/30	1.382%(A)	1 Day USOIS(1)(A)	—	(690,353)	(690,353)
ZAR	190,600	07/07/25	5.160%(Q)	3 Month JIBAR(1)(Q)	(6,254)	(234,979)	(228,725)
ZAR	11,900	08/03/25	5.075%(Q)	3 Month JIBAR(1)(Q)	81	(12,648)	(12,729)
ZAR	76,100	02/11/30	7.481%(Q)	3 Month JIBAR(2)(Q)	(3,278)	265,632	268,910
ZAR	99,200	02/28/30	7.500%(Q)	3 Month JIBAR(2)(Q)	(28,838)	337,894	366,732
ZAR	52,900	03/02/30	7.625%(Q)	3 Month JIBAR(2)(Q)	1,327	207,980	206,653
ZAR	54,300	03/12/30	7.840%(Q)	3 Month JIBAR(2)(Q)	(483)	262,059	262,542
ZAR	36,000	03/12/30	7.900%(Q)	3 Month JIBAR(2)(Q)	(333)	183,635	183,968
ZAR	100,000	03/18/30	10.650%(Q)	3 Month JIBAR(2)(Q)	—	212,719	212,719
ZAR	10,700	03/27/30	9.150%(Q)	3 Month JIBAR(2)(Q)	(218)	113,963	114,181
ZAR	19,100	04/01/30	8.600%(Q)	3 Month JIBAR(2)(Q)	(81)	154,537	154,618
ZAR	45,000	04/03/30	9.300%(Q)	3 Month JIBAR(2)(Q)	(905)	506,640	507,545
ZAR	114,100	07/07/30	7.040%(Q)	3 Month JIBAR(2)(Q)	(3,147)	60,417	63,564
ZAR	7,000	08/03/30	7.030%(Q)	3 Month JIBAR(2)(Q)	(110)	5,113	5,223

					$(624,184)	$3,049,541	$3,673,725

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	95

Schedule of Investments (continued)

as of October 31, 2020

Total return swap agreements outstanding at October 31, 2020:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
IOS. FN30.450.10 Index(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	2,925	$3,349	$(7,074)	$10,423

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,421,258	$(3,172,829)	$5,851,761	$(5,671,052)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$12,130,000	$5,912,647

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$10,893,251	$—

See Notes to Financial Statements.

96

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Asset-Backed Securities (continued)
Collateralized Loan Obligations	$—	$235,733,931	$—
Consumer Loans	—	28,641,533	—
Home Equity Loans	—	18,403,863	—
Other	—	3,078,162	—
Residential Mortgage-Backed Securities	—	47,949,422	—
Student Loans	—	40,761,193	—
Bank Loans	—	41,384,260	12,449,038
Commercial Mortgage-Backed Securities	—	111,128,688	—
Convertible Bond	—	5,308	—
Corporate Bonds	—	456,735,453	—
Municipal Bonds	—	36,224,255	—
Residential Mortgage-Backed Securities	—	59,765,657	17,302,975
Sovereign Bonds	—	130,947,490	—
U.S. Treasury Obligations	—	23,280,898	—
Common Stocks	264,522	—	—
Affiliated Mutual Funds	123,158,975	—	—
Options Purchased	—	107,777,170	—

Total	$123,423,497	$1,352,710,534	$29,752,013

Liabilities
Options Written	$—	$(102,766,253)	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,984,338	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	48,315,033	—
OTC Cross Currency Exchange Contracts	—	5,239,338	—
OTC Packaged Credit Default Swap Agreements	—	3,982,459	—
Centrally Cleared Credit Default Swap Agreement	—	3,113,171	—
OTC Credit Default Swap Agreements	—	604,567	664
Centrally Cleared Interest Rate Swap Agreements	—	5,263,786	—
OTC Total Return Swap Agreement	—	3,349	—

Total	$1,984,338	$66,521,703	$664

Liabilities
Futures Contracts	$(4,836,576)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(48,117,722)	—
OTC Cross Currency Exchange Contracts	—	(2,186,954)	—
OTC Packaged Credit Default Swap Agreements	—	(4,178,026)	—
OTC Credit Default Swap Agreements	—	(1,982,735)	(1,140)
Centrally Cleared Interest Rate Swap Agreements	—	(1,590,061)	—

Total	$(4,836,576)	$(58,055,498)	$(1,140)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	97

Schedule of Investments (continued)

as of October 31, 2020

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Bank Loans	Residential Mortgage-Backed Securities	Options Written	OTC Credit Default Swap Agreements
Balance as of 10/31/19	$14,301,819	$26,300,000	$—	$30,838
Realized gain (loss)	—	—	28,440	27,944
Change in unrealized appreciation (depreciation)	(1,853,280)	(144,816)	(28,990)	(476)
Purchases/Exchanges/Issuances	—	—	—	—
Sales/Paydowns	—	(8,852,209)	550	(58,782)
Accrued discount/premium	499	—	—	—
Transfers into of Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Balance as of 10/31/20	$12,449,038	$17,302,975	$—	$(476)

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(1,853,280)	$(144,816)	$—	$(476)

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2020	Valuation Methodology	Unobservable Inputs
Bank Loans	$446,231	Market Approach	Single Broker Indicative Quote
Bank Loans	12,002,807	Market Approach	Adjusted Comparable Bond Spread
Residential Mortgage-Backed Securities	17,302,975	Market Approach	Single Broker Indicative Quote
OTC Credit Default Swap Agreements	(476)	Market Approach	Single Broker Indicative Quote

	29,751,537

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Collateralized Loan Obligations	17.4%
Sovereign Bonds	9.6
Residential Mortgage-Backed Securities	9.2
Affiliated Mutual Funds (5.0% represents investments purchased with collateral from securities on loan)	9.1

Commercial Mortgage-Backed Securities	8.2%
Options Purchased	7.9
Banks	6.5
Chemicals	3.4
Retail	3.1
Oil & Gas	3.1

See Notes to Financial Statements.

98

Industry Classification (continued):

Student Loans	3.0%
Municipal Bonds	2.7
Pharmaceuticals	2.6
Consumer Loans	2.1
U.S. Treasury Obligations	1.7
Telecommunications	1.6
Electric	1.5
Commercial Services	1.4
Home Equity Loans	1.4
Foods	1.3
Pipelines	1.2
Insurance	1.0
Building Materials	1.0
Packaging & Containers	0.8
Home Builders	0.8
Automobiles	0.8
Media	0.8
Auto Parts & Equipment	0.7
Miscellaneous Manufacturing	0.7
Gas	0.6
Auto Manufacturers	0.6
Real Estate	0.6
Diversified Financial Services	0.5
Entertainment	0.5
Healthcare-Services	0.5
Electrical Components & Equipment	0.4
Airlines	0.3
Healthcare-Products	0.3
Other	0.2

Lodging	0.2%
Computers	0.2
Engineering & Construction	0.2
Forest Products & Paper	0.2
Internet	0.2
Water	0.2
Mining	0.2
Leisure Time	0.1
Advertising	0.1
Energy-Alternate Sources	0.1
Agriculture	0.0	*
Beverages	0.0	*
Savings & Loans	0.0	*
Iron/Steel	0.0	*
Oil, Gas & Consumable Fuels	0.0	*
Oil & Gas Services	0.0	*
Textiles	0.0	*
Electronics	0.0	*
Machinery-Diversified	0.0	*

	110.8
Options Written	(7.6)
Liabilities in excess of other assets	(3.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	99

Schedule of Investments (continued)

as of October 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$3,113,171	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	1,421,258		Premiums received for OTC swap agreements	3,165,755
Credit contracts	Unrealized appreciation on OTC swap agreements	5,841,338		Unrealized depreciation on OTC swap agreements	5,671,052
Foreign exchange contracts	Unaffiliated investments	104,412,614		Options written outstanding, at value	102,766,253
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	5,239,338		Unrealized depreciation on OTC cross currency exchange contracts	2,186,954
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	48,315,033		Unrealized depreciation on OTC forward foreign currency exchange contracts	48,117,722
Interest rate contracts	Due from/to broker-variation margin futures	1,984,338	*	Due from/to broker-variation margin futures	4,836,576	*
Interest rate contracts	Due from/to broker-variation margin swaps	5,263,786	*	Due from/to broker-variation margin swaps	1,590,061	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	7,074
Interest rate contracts	Unaffiliated investments	3,364,556		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	10,423		—	—

		$178,965,855			$168,341,447

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

100

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(275,019)	$(5,860,385)	$—	$—	$(16,157,876)
Equity contracts	—	—	(6,168)	—	—
Foreign exchange contracts	(102,916,662)	96,643,167	—	1,061,472	—
Interest rate contracts	340,485	28,440	68,032,275	—	(299,657,083)

Total	$(102,851,196)	$90,811,222	$68,026,107	$1,061,472	$(315,814,959)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$36,687	$50,388	$—	$—	$(427,589)
Foreign exchange contracts	56,432,036	(53,904,300)	—	(3,681,295)	—
Interest rate contracts	2,007,280	(28,990)	4,094,407	—	197,036,307

Total	$58,476,003	$(53,882,902)	$4,094,407	$(3,681,295)	$196,608,718

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	101

Schedule of Investments (continued)

as of October 31, 2020

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$115,765,363	$4,448,695,687	$1,140,929,607	$2,710,659,425	$859,706,340

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$1,093,846,911	$158,731,007	$4,047,749,943	$459,154,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)
$427,837,641	$3,408,005

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$66,240,229	$(66,240,229)	$—

See Notes to Financial Statements.

102

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$25,599,784	$(27,825,950)	$(2,226,166)	$2,226,166	$—
Barclays Bank PLC	6,102,637	(8,750,859)	(2,648,222)	2,495,337	(152,885)
BNP Paribas S.A.	4,505,745	(3,900,571)	605,174	(356,921)	248,253
Citibank, N.A.	40,684,747	(35,445,429)	5,239,318	(4,825,000)	414,318
Citigroup Global Markets, Inc.	238,817	(71,008)	167,809	(167,809)	—
Credit Suisse International	66,017	(110,331)	(44,314)	—	(44,314)
Deutsche Bank AG	30,093,435	(30,113,145)	(19,710)	—	(19,710)
Goldman Sachs International	14,262,194	(9,971,662)	4,290,532	(4,290,532)	—
HSBC Bank USA, N.A.	2,915,910	(1,559,347)	1,356,563	(1,356,563)	—
JPMorgan Chase Bank, N.A.	3,693,217	(4,350,112)	(656,895)	516,675	(140,220)
JPMorgan Securities LLC	57,360	(64,412)	(7,052)	—	(7,052)
Morgan Stanley & Co. International PLC	39,982,638	(39,716,344)	266,294	—	266,294
The Toronto-Dominion Bank	48,821	(8,004)	40,817	—	40,817
UBS AG	353,238	(27,636)	325,602	(325,602)	—

	$168,604,560	$(161,914,810)	$6,689,750	$(6,084,249)	$605,501

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	103

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $66,240,229:
Unaffiliated investments (cost $1,382,554,528)	$1,382,727,069
Affiliated investments (cost $123,112,494)	123,158,975
Cash	1,064
Foreign currency, at value (cost $1,677,705)	1,676,319
Cash segregated for counterparty—OTC	751,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	48,315,033
Deposit with broker for centrally cleared/exchange-traded derivatives	12,130,000
Dividends and interest receivable	12,011,514
Unrealized appreciation on OTC swap agreements	5,851,761
Unrealized appreciation on OTC cross currency exchange contracts	5,239,338
Receivable for Fund shares sold	3,098,359
Premiums paid for OTC swap agreements	1,421,258
Receivable for investments sold	1,066,998
Due from broker—variation margin futures	263,626
Due from broker—variation margin swaps	132,312
Prepaid expenses	81,497

Total Assets	1,597,926,123

Liabilities
Options written outstanding, at value (proceeds received $108,410,138)	102,766,253
Payable to broker for collateral for securities on loan	67,647,341
Unrealized depreciation on OTC forward foreign currency exchange contracts	48,117,722
Unrealized depreciation on OTC swap agreements	5,671,052
Payable for Fund shares reacquired	5,578,071
Premiums received for OTC swap agreements	3,172,829
Unrealized depreciation on OTC cross currency exchange contracts	2,186,954
Cash segregated from counterparty—OTC	1,040,000
Management fee payable	913,067
Payable for investments purchased	816,271
Accrued expenses and other liabilities	497,806
Dividends payable	454,490
Distribution fee payable	77,672
Affiliated transfer agent fee payable	3,118
Trustees’ fees payable	2,067

Total Liabilities	238,944,713

Net Assets	$1,358,981,410

Net assets were comprised of:
Shares of beneficial interest, at par	$151,492
Paid-in capital in excess of par	1,651,187,398
Total distributable earnings (loss)	(292,357,480)

Net assets, October 31, 2020	$1,358,981,410

See Notes to Financial Statements.

104

Class A
Net asset value and redemption price per share, ($93,597,129 ÷ 10,471,587 shares of beneficial interest issued and outstanding)	$8.94
Maximum sales charge (3.25% of offering price)	0.30

Maximum offering price to public	$9.24

Class C
Net asset value, offering price and redemption price per share, ($66,396,116 ÷ 7,405,949 shares of beneficial interest issued and outstanding)	$8.97

Class Z
Net asset value, offering price and redemption price per share, ($1,071,124,464 ÷ 119,300,335 shares of beneficial interest issued and outstanding)	$8.98

Class R6
Net asset value, offering price and redemption price per share, ($127,863,701 ÷ 14,313,810 shares of beneficial interest issued and outstanding)	$8.93

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	105

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Interest income	$75,343,006
Affiliated dividend income	1,068,257
Income from securities lending, net (including affiliated income of $366,675)	549,322
Unaffiliated dividend income (net of $6,126 foreign withholding tax)	33,954

Total income	76,994,539

Expenses
Management fee	10,844,592
Distribution fee(a)	1,148,930
Transfer agent’s fees and expenses (including affiliated expense of $34,088)(a)	1,672,658
Custodian and accounting fees	324,079
Registration fees(a)	103,373
Shareholders’ reports	98,021
Audit fee	68,208
Trustees’ fees	39,793
Legal fees and expenses	34,100
Miscellaneous	74,555

Total expenses	14,408,309
Less: Fee waiver and/or expense reimbursement(a)	(122,437)

Net expenses	14,285,872

Net investment income (loss)	62,708,667

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(89,276))	(152,340,506)
Futures transactions	68,026,107
Forward and cross currency contract transactions	1,061,472
Options written transactions	90,811,222
Swap agreement transactions	(315,814,959)
Foreign currency transactions	(2,881,470)

(311,138,134)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $18,503)	19,358,615
Futures	4,094,407
Forward and cross currency contracts	(3,681,295)
Options written	(53,882,902)
Swap agreements	196,608,718
Foreign currencies	112,758

162,610,301

Net gain (loss) on investment and foreign currency transactions	(148,527,833)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(85,819,166)

See Notes to Financial Statements.

106

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	286,639	862,291	—	—
Transfer agent’s fees and expenses	83,204	67,538	1,515,410	6,506
Registration fees	23,001	20,090	43,156	17,126
Fee waiver and/or expense reimbursement	(2,752)	(2,018)	(116,051)	(1,616)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	107

Statements of Changes in Net Assets

	Year Ended October 31,
	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$62,708,667	$86,214,716
Net realized gain (loss) on investment and foreign currency transactions	(311,138,134)	214,221,484
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	162,610,301	(181,283,240)

Net increase (decrease) in net assets resulting from operations	(85,819,166)	119,152,960

Dividends and Distributions
Distributions from distributable earnings
Class A	(7,578,227)	(8,223,808)
Class C	(5,063,142)	(5,131,810)
Class Z	(109,217,140)	(127,037,946)
Class R6	(6,149,143)	(5,142,914)

	(128,007,652)	(145,536,478)

Tax return of capital distributions
Class A	(456,184)	—
Class C	(304,784)	—
Class Z	(6,574,503)	—
Class R6	(370,157)	—

	(7,705,628)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	611,310,436	1,253,284,816
Net asset value of shares issued in reinvestment of dividends and distributions	115,714,362	118,802,617
Cost of shares reacquired	(1,516,009,999)	(1,594,437,537)

Net increase (decrease) in net assets from Fund share transactions	(788,985,201)	(222,350,104)

Total increase (decrease)	(1,010,517,647)	(248,733,622)

Net Assets:
Beginning of year	2,369,499,057	2,618,232,679

End of year	$1,358,981,410	$2,369,499,057

See Notes to Financial Statements.

108

Notes to Financial Statements

1. Organization

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five series: PGIM Absolute Return Bond Fund, PGIM QMA Large-Cap Core Equity Fund and PGIM Select Real Estate Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM International Bond Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Absolute Return Bond Fund (the “Fund”).

The investment objective of the Fund is to seek positive returns over the long term, regardless of market conditions.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

PGIM Absolute Return Bond Fund	109

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

110

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM Absolute Return Bond Fund	111

Notes to Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange

112

rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

PGIM Absolute Return Bond Fund	113

Notes to Financial Statements (continued)

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty

114

(“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

PGIM Absolute Return Bond Fund	115

Notes to Financial Statements (continued)

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off

116

is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

PGIM Absolute Return Bond Fund	117

Notes to Financial Statements (continued)

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are

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allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income and PGIM,

PGIM Absolute Return Bond Fund	119

Notes to Financial Statements (continued)

Inc. has entered into a sub-subadvisory agreement with PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory and sub-subadvisory agreements provide that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective December 13, 2019, the management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.59% of the Fund’s average daily net assets up to and including $2.5 billion, 0.565% of the next $2.5 billion and 0.54% of the average daily net assets in excess of $5 billion. Prior to December 13, 2019, the management fee paid to the Manager was accrued daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets up to and including $2.5 billion, 0.625% of the next $2.5 billion and 0.60% of the average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.60% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.73% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution

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fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2020, PIMS received $66,020 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $24,256 and $11,565 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures.

PGIM Absolute Return Bond Fund	121

Notes to Financial Statements (continued)

For the year ended October 31, 2020, the Fund’s purchase and sales transactions under Rule 17a-7 and realized loss as a result of 17a-7 sales transactions were as follows:

Purchases	Sales	Realized Loss
$—	$48,097,396	$(9,914,794)

5. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $323,995,283 and $1,030,140,414, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$178,177,086	$697,119,338	$819,843,263	$—	$—	$55,453,161	55,453,161	$1,068,257
PGIM Institutional Money Market Fund*
144,109,020	296,517,623	372,850,056	18,503	(89,276)	67,705,814	67,726,132	366,675	**

$322,286,106	$993,636,961	$1,192,693,319	$18,503	$(89,276)	$123,158,975		$1,434,932

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $77,796,085 of ordinary income, $50,211,567 of long-term capital gains and $7,705,628 of tax return of capital. For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $145,536,478 of ordinary income.

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

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The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$1,413,732,383	$23,841,898	$(28,840,999)	$(4,999,101)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, straddle loss deferral, future and forward contracts, difference in the treatment of premium amortization and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $286,903,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

PGIM Absolute Return Bond Fund	123

Notes to Financial Statements (continued)

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,200	0.1%
Class R6	5,801,177	40.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	7	76.8%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	2,243,953	$21,064,704
Shares issued in reinvestment of dividends and distributions	702,042	6,493,794
Shares reacquired	(8,361,282)	(75,010,614)

Net increase (decrease) in shares outstanding before conversion	(5,415,287)	(47,452,116)
Shares issued upon conversion from other share class(es)	1,958,960	17,647,740
Shares reacquired upon conversion into other share class(es)	(758,117)	(6,884,424)

Net increase (decrease) in shares outstanding	(4,214,444)	$(36,688,800)

Year ended October 31, 2019:
Shares sold	4,442,099	$43,073,266
Shares issued in reinvestment of dividends and distributions	689,827	6,662,583
Shares reacquired	(6,378,260)	(61,800,433)

Net increase (decrease) in shares outstanding before conversion	(1,246,334)	(12,064,584)
Shares issued upon conversion from other share class(es)	1,689,345	16,378,210
Shares reacquired upon conversion into other share class(es)	(884,547)	(8,584,142)

Net increase (decrease) in shares outstanding	(441,536)	$(4,270,516)

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Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	1,044,937	$9,891,988
Shares issued in reinvestment of dividends and distributions	484,618	4,503,808
Shares reacquired	(3,370,027)	(30,048,689)

Net increase (decrease) in shares outstanding before conversion	(1,840,472)	(15,652,893)
Shares reacquired upon conversion into other share class(es)	(1,323,308)	(11,991,854)

Net increase (decrease) in shares outstanding	(3,163,780)	$(27,644,747)

Year ended October 31, 2019:
Shares sold	2,984,321	$29,019,658
Shares issued in reinvestment of dividends and distributions	448,654	4,344,042
Shares reacquired	(2,673,798)	(25,968,771)

Net increase (decrease) in shares outstanding before conversion	759,177	7,394,929
Shares reacquired upon conversion into other share class(es)	(1,023,713)	(9,963,113)

Net increase (decrease) in shares outstanding	(264,536)	$(2,568,184)

Class Z
Year ended October 31, 2020:
Shares sold	55,818,116	$514,284,414
Shares issued in reinvestment of dividends and distributions	10,545,887	98,207,067
Shares reacquired	(156,061,496)	(1,385,774,048)

Net increase (decrease) in shares outstanding before conversion	(89,697,493)	(773,282,567)
Shares issued upon conversion from other share class(es)	1,109,004	10,112,512
Shares reacquired upon conversion into other share class(es)	(993,497)	(8,975,234)

Net increase (decrease) in shares outstanding	(89,581,986)	$(772,145,289)

Year ended October 31, 2019:
Shares sold	119,018,503	$1,158,478,172
Shares issued in reinvestment of dividends and distributions	10,582,780	102,671,705
Shares reacquired	(139,843,800)	(1,358,727,738)

Net increase (decrease) in shares outstanding before conversion	(10,242,517)	(97,577,861)
Shares issued upon conversion from other share class(es)	1,195,240	11,644,060
Shares reacquired upon conversion into other share class(es)	(1,001,402)	(9,741,366)

Net increase (decrease) in shares outstanding	(10,048,679)	$(95,675,167)

Class R6
Year ended October 31, 2020:
Shares sold	7,945,717	$66,069,330
Shares issued in reinvestment of dividends and distributions	714,105	6,509,693
Shares reacquired	(2,844,041)	(25,176,648)

Net increase (decrease) in shares outstanding before conversion	5,815,781	47,402,375
Shares issued upon conversion from other share class(es)	10,839	92,181
Shares reacquired upon conversion into other share class(es)	(110)	(921)

Net increase (decrease) in shares outstanding	5,826,510	$47,493,635

Year ended October 31, 2019:
Shares sold	2,344,839	$22,713,720
Shares issued in reinvestment of dividends and distributions	530,628	5,124,287
Shares reacquired	(15,116,581)	(147,940,595)

Net increase (decrease) in shares outstanding before conversion	(12,241,114)	(120,102,588)
Shares issued upon conversion from other share class(es)	30,127	291,306
Shares reacquired upon conversion into other share class(es)	(2,578)	(24,955)

Net increase (decrease) in shares outstanding	(12,213,565)	$(119,836,237)

PGIM Absolute Return Bond Fund	125

Notes to Financial Statements (continued)

8. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 7 days that the Fund had loans outstanding during the period was approximately $46,584,857, borrowed at a weighted average interest rate of 2.04%. The maximum loan outstanding amount during the period was $65,306,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including

126

management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

PGIM Absolute Return Bond Fund	127

Notes to Financial Statements (continued)

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

128

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

PGIM Absolute Return Bond Fund	129

Notes to Financial Statements (continued)

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

130

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.73	$9.82	$9.93	$9.59	$9.48
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.31	0.27	0.23	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.49)	0.13	(0.05)	0.33	0.06
Total from investment operations	(0.19)	0.44	0.22	0.56	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.53)	(0.33)	(0.22)	(0.15)
Tax return of capital distributions	(0.04)	-	-	-	(0.05)
Distributions from net realized gains	(0.30)	-	-	-	-
Total dividends and distributions	(0.60)	(0.53)	(0.33)	(0.22)	(0.20)
Net asset value, end of year	$8.94	$9.73	$9.82	$9.93	$9.59
Total Return(b):	(1.96)%	4.71%	2.21%	5.95%	3.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$93,597	$142,879	$148,609	$119,969	$197,713
Average net assets (000)	$114,656	$147,612	$142,613	$145,290	$246,082
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.97%	1.02%	1.03%	1.15%	1.15%
Expenses before waivers and/or expense reimbursement	0.97%	1.02%	1.04%	1.22%	1.24%
Net investment income (loss)	3.27%	3.24%	2.72%	2.31%	2.67%
Portfolio turnover rate(e)	20%	50%	52%	72%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	131

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.76	$9.85	$9.96	$9.62	$9.51
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.24	0.19	0.15	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.48)	0.13	(0.05)	0.34	0.06
Total from investment operations	(0.25)	0.37	0.14	0.49	0.24
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.46)	(0.25)	(0.15)	(0.10)
Tax return of capital distributions	(0.04)	-	-	-	(0.03)
Distributions from net realized gains	(0.30)	-	-	-	-
Total dividends and distributions	(0.54)	(0.46)	(0.25)	(0.15)	(0.13)
Net asset value, end of year	$8.97	$9.76	$9.85	$9.96	$9.62
Total Return(b):	(2.70)%	3.80%	1.43%	5.16%	2.59%

Ratios/Supplemental Data:
Net assets, end of year (000)	$66,396	$103,133	$106,734	$98,789	$118,092
Average net assets (000)	$86,229	$107,605	$102,866	$106,174	$135,510
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.73%	1.78%	1.79%	1.90%	1.90%
Expenses before waivers and/or expense reimbursement	1.73%	1.78%	1.80%	1.97%	1.99%
Net investment income (loss)	2.51%	2.46%	1.93%	1.58%	1.91%
Portfolio turnover rate(e)	20%	50%	52%	72%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

132

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.77	$9.86	$9.97	$9.64	$9.52
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.34	0.30	0.25	0.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.48)	0.13	(0.06)	0.33	0.08
Total from investment operations	(0.16)	0.47	0.24	0.58	0.35
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.56)	(0.35)	(0.25)	(0.17)
Tax return of capital distributions	(0.04)	-	-	-	(0.06)
Distributions from net realized gains	(0.30)	-	-	-	-
Total dividends and distributions	(0.63)	(0.56)	(0.35)	(0.25)	(0.23)
Net asset value, end of year	$8.98	$9.77	$9.86	$9.97	$9.64
Total Return(b):	(1.70)%	5.00%	2.48%	6.08%	3.71%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,071,124	$2,040,949	$2,159,518	$1,277,401	$1,019,254
Average net assets (000)	$1,499,872	$2,155,699	$1,679,461	$1,121,943	$1,396,060
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.73%	0.73%	0.75%	0.90%	0.90%
Expenses before waivers and/or expense reimbursement	0.74%	0.79%	0.81%	0.96%	0.99%
Net investment income (loss)	3.53%	3.51%	3.01%	2.59%	2.91%
Portfolio turnover rate(e)	20%	50%	52%	72%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	133

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.72	$9.82	$9.94	$9.61	$9.49
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.35	0.29	0.26	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.48)	0.12	(0.05)	0.32	0.07
Total from investment operations	(0.16)	0.47	0.24	0.58	0.35
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.57)	(0.36)	(0.25)	(0.17)
Tax return of capital distributions	(0.04)	-	-	-	(0.06)
Distributions from net realized gains	(0.30)	-	-	-	-
Total dividends and distributions	(0.63)	(0.57)	(0.36)	(0.25)	(0.23)
Net asset value, end of year	$8.93	$9.72	$9.82	$9.94	$9.61
Total Return(b):	(1.66)%	4.94%	2.42%	6.15%	3.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$127,864	$82,538	$203,372	$346,253	$175,887
Average net assets (000)	$109,540	$88,570	$329,668	$270,229	$158,967
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.70%	0.74%	0.90%	0.84%
Expenses before waivers and/or expense reimbursement	0.65%	0.71%	0.75%	0.90%	0.84%
Net investment income (loss)	3.54%	3.59%	2.95%	2.64%	2.97%
Portfolio turnover rate(e)	20%	50%	52%	72%	38%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

134

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM Absolute Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Absolute Return Bond Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Absolute Return Bond Fund	135

Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2020, the Fund reports the maximum amount allowed per share but not less than $0.21 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable but not less than 64.11% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2020.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.12% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

136

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Absolute Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Absolute Return Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Absolute Return Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Absolute Return Bond Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”), and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its

[1]	PGIM Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

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The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one, three-, and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares and 0.73% for Class Z shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Absolute Return Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Absolute Return Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PADAX	PADCX	PADZX	PADQX
CUSIP	74441J852	74441J845	74441J829	74441J837

MF213E

PGIM QMA LARGE-CAP CORE EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Core Equity Fund

December 15, 2020

PGIM QMA Large-Cap Core Equity Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–1.70	8.10	11.09	—
(without sales charges)	4.02	9.33	11.72	—
Class C
(with sales charges)	2.28	8.52	10.89	—
(without sales charges)	3.27	8.52	10.89	—
Class Z
(without sales charges)	4.27	9.62	12.00	—
Class R6
(without sales charges)	4.39	N/A	N/A	9.96 (12/28/16)
S&P 500 Index*
	9.71	11.70	13.00	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
Class R6 (12/28/16)
S&P 500 Index	12.56

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2010) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM QMA Large-Cap Core Equity Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6	Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	7.0%
Microsoft Corp.	Software	6.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	5.2%
Facebook, Inc., (Class A Stock)	Interactive Media & Services	3.0%
Alphabet, Inc., (Class A Stock)	Interactive Media & Services	1.9%
Procter & Gamble Co. (The)	Household Products	1.9%
Alphabet, Inc., (Class C Stock)	Interactive Media & Services	1.7%
Home Depot, Inc. (The)	Specialty Retail	1.5%
Walmart, Inc.	Food & Staples Retailing	1.3%
Abbott Laboratories	Healthcare Equipment & Supplies	1.3%

Holdings reflect only long-term investments and are subject to change.

PGIM QMA Large-Cap Core Equity Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Large-Cap Core Equity Fund’s Class Z shares returned 4.27% in the 12-month reporting period that ended October 31, 2020, underperforming the 9.71% return of the S&P 500 Index (the Index).

What were the market conditions?

•	The COVID-19 pandemic brought the US economy to a halt in March 2020. While a recovery is underway, growth seemed to be slowing at the end of the reporting period.

•

The pandemic resulted in investors crowding into idiosyncratic growth stocks and a handful of mega-cap information technology companies that could potentially perform well even when broad economic growth is slow. Such an environment does not bode well for value stocks (i.e., cheaply priced stocks of companies with strong fundamentals), which tend to be more economically sensitive.

•

Many healthcare stocks with any affiliation to a COVID-19 vaccine, treatment, or testing solution were bid up by investors during the period without regard for relative valuations or underlying company fundamentals. QMA expects there will be more losers than winners in this industry and that elevated valuations will revert to levels supported by fundamentals in due time.

What worked?

Overweighting companies with improving growth prospects while underweighting those with deteriorating growth prospects were valuable contributors to the Fund’s performance over the period.

What didn’t work?

For slower-growing firms, QMA favors stocks that are inexpensive relative to industry peers. Over the period, inexpensive, or value, stocks lagged broad market returns. While value started to perform well toward the end of 2019, the COVID-19 pandemic created a major drag on value’s performance in 2020.

Did the Fund use derivatives?

The Fund held futures contracts on the Index. QMA used these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash—not as a means of adding to performance. Consequently, the effect on Fund performance was minimal.

Current outlook

•

QMA believes the current market is crowded and not sustainable, and that its strategy of emphasizing diversification should prevail as markets normalize and move past fear and uncertainty. In QMA’s view, this approach will coincide with strong returns to stocks of companies with good fundamentals, which QMA favors.

•

While the pathway and timing of events leading to this reversion is hard to predict, QMA views the eventual neutralization of the COVID-19 pandemic as a key catalyst in bringing more balance to the equity markets, an environment where QMA’s strategies have historically performed well.

8	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM QMA Large-Cap Core Equity Fund	9

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Core Equity Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,116.30	0.72%	$3.83
	Hypothetical	$1,000.00	$1,021.52	0.72%	$3.66
Class C	Actual	$1,000.00	$1,112.20	1.44%	$7.65
	Hypothetical	$1,000.00	$1,017.90	1.44%	$7.30
Class Z	Actual	$1,000.00	$1,117.70	0.49%	$2.61
	Hypothetical	$1,000.00	$1,022.67	0.49%	$2.49
Class R6	Actual	$1,000.00	$1,118.20	0.35%	$1.86
	Hypothetical	$1,000.00	$1,023.38	0.35%	$1.78

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

10	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 98.0%

COMMON STOCKS

Aerospace & Defense 2.0%
BWX Technologies, Inc.	5,600	$308,056
General Dynamics Corp.	9,800	1,287,034
Lockheed Martin Corp.	13,333	4,668,283
Northrop Grumman Corp.	13,204	3,826,783
Raytheon Technologies Corp.	28,550	1,550,836

		11,640,992

Air Freight & Logistics 0.4%
Expeditors International of Washington, Inc.	6,400	565,568
FedEx Corp.	3,000	778,410
United Parcel Service, Inc. (Class B Stock)	6,800	1,068,348

		2,412,326

Automobiles 0.7%
General Motors Co.	121,200	4,185,036

Banks 2.6%
Citigroup, Inc.	114,678	4,749,963
FNB Corp.	70,000	529,200
JPMorgan Chase & Co.	19,181	1,880,505
PacWest Bancorp(a)	28,200	542,568
Pinnacle Financial Partners, Inc.	9,900	453,321
Popular, Inc. (Puerto Rico)	25,000	1,055,000
Signature Bank	3,300	266,442
U.S. Bancorp	13,800	537,510
Valley National Bancorp	55,100	420,964
Wells Fargo & Co.	224,100	4,806,945

		15,242,418

Beverages 0.8%
Keurig Dr. Pepper, Inc.(a)	108,338	2,914,292
Monster Beverage Corp.*	26,000	1,990,820

		4,905,112

Biotechnology 2.7%
AbbVie, Inc.	65,551	5,578,390
Alexion Pharmaceuticals, Inc.*	2,384	274,494
Biogen, Inc.*	7,066	1,781,126
Gilead Sciences, Inc.	74,072	4,307,287

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	11

Schedule of Investments  (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont’d.)
Regeneron Pharmaceuticals, Inc.*	600	$326,136
Vertex Pharmaceuticals, Inc.*	17,391	3,623,589

		15,891,022

Building Products 1.0%
American Woodmark Corp.*	3,000	247,830
Carrier Global Corp.	28,900	964,971
Masco Corp.	61,500	3,296,400
UFP Industries, Inc.	27,833	1,389,145

		5,898,346

Capital Markets 3.2%
Affiliated Managers Group, Inc.	15,069	1,135,751
Ameriprise Financial, Inc.	21,659	3,483,417
Bank of New York Mellon Corp. (The)	58,000	1,992,880
Cboe Global Markets, Inc.	8,700	707,223
Federated Hermes, Inc.	33,600	803,040
Goldman Sachs Group, Inc. (The)	22,777	4,305,764
Morgan Stanley	47,100	2,267,865
S&P Global, Inc.	10,900	3,517,757
Stifel Financial Corp.(a)	11,800	689,828

		18,903,525

Chemicals 1.4%
Corteva, Inc.	48,100	1,586,338
Koppers Holdings, Inc.*	5,000	112,150
Linde PLC (United Kingdom)	800	176,272
LyondellBasell Industries NV (Class A Stock)(a)	33,900	2,320,455
RPM International, Inc.	5,000	423,350
Sherwin-Williams Co. (The)	5,257	3,616,711

		8,235,276

Commercial Services & Supplies 0.2%
Deluxe Corp.	12,800	274,432
Herman Miller, Inc.	29,400	895,818

		1,170,250

Communications Equipment 1.1%
Cisco Systems, Inc.	170,182	6,109,534

See Notes to Financial Statements.

12

Description	Shares	Value

COMMON STOCKS (Continued)

Construction & Engineering 0.2%
EMCOR Group, Inc.	10,377	$707,608
Quanta Services, Inc.	9,200	574,356

		1,281,964

Consumer Finance 0.1%
OneMain Holdings, Inc.	20,712	722,642

Diversified Financial Services 0.7%
Berkshire Hathaway, Inc. (Class B Stock)*	15,174	3,063,631
Cannae Holdings, Inc.*	19,000	702,620
Equitable Holdings, Inc.	14,300	307,307

		4,073,558

Diversified Telecommunication Services 2.3%
AT&T, Inc.	231,035	6,242,566
Verizon Communications, Inc.	129,050	7,354,559

		13,597,125

Electric Utilities 1.2%
Exelon Corp.	103,345	4,122,432
NRG Energy, Inc.	95,308	3,013,639

		7,136,071

Electrical Equipment 0.4%
Acuity Brands, Inc.(a)	15,100	1,346,014
Atkore International Group, Inc.*	27,621	571,478
Emerson Electric Co.	4,400	285,076
nVent Electric PLC	5,900	106,495

		2,309,063

Electronic Equipment, Instruments & Components 0.1%
Jabil, Inc.	13,200	437,448

Energy Equipment & Services 0.2%
Matrix Service Co.*	9,500	72,200
TechnipFMC PLC (United Kingdom)	164,900	911,897

		984,097

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	13

Schedule of Investments  (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment 1.5%
Activision Blizzard, Inc.	57,400	$4,346,902
Electronic Arts, Inc.*	34,800	4,170,084

		8,516,986

Equity Real Estate Investment Trusts (REITs) 1.8%
Apple Hospitality REIT, Inc.	84,101	832,600
CoreCivic, Inc.	63,473	406,862
Crown Castle International Corp.	7,000	1,093,400
Equinix, Inc.	1,100	804,364
Gaming & Leisure Properties, Inc.	47,246	1,717,392
GEO Group, Inc. (The)(a)	125,652	1,113,277
Pebblebrook Hotel Trust	23,200	277,936
PotlatchDeltic Corp.	5,600	232,680
Prologis, Inc.	6,000	595,200
Service Properties Trust	30,500	219,905
Weyerhaeuser Co.	121,500	3,315,735
WP Carey, Inc.	900	56,349

		10,665,700

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	6,000	2,145,720
Kroger Co. (The)	110,500	3,559,205
Walmart, Inc.	55,293	7,671,904

		13,376,829

Food Products 1.5%
Archer-Daniels-Midland Co.	42,600	1,969,824
Conagra Brands, Inc.	49,300	1,729,937
General Mills, Inc.	19,800	1,170,576
Kraft Heinz Co. (The)(a)	112,200	3,432,198
Pilgrim’s Pride Corp.*	9,241	154,694

		8,457,229

Gas Utilities 0.4%
UGI Corp.	73,852	2,388,374

Health Care Equipment & Supplies 3.2%
Abbott Laboratories	71,400	7,504,854
Becton, Dickinson & Co.	19,100	4,414,583
Danaher Corp.	7,100	1,629,734
Edwards Lifesciences Corp.*	14,200	1,017,998

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Hologic, Inc.*	9,100	$626,262
ResMed, Inc.	8,700	1,669,878
STERIS PLC	400	70,876
West Pharmaceutical Services, Inc.	7,000	1,904,490

		18,838,675

Health Care Providers & Services 3.2%
Anthem, Inc.	16,866	4,601,045
Cigna Corp.	27,187	4,539,413
CVS Health Corp.	31,440	1,763,470
Humana, Inc.	7,800	3,114,384
McKesson Corp.	5,500	811,195
UnitedHealth Group, Inc.	12,100	3,692,194

		18,521,701

Hotels, Restaurants & Leisure 0.9%
Darden Restaurants, Inc.	19,000	1,746,480
Domino’s Pizza, Inc.	800	302,656
McDonald’s Corp.	15,800	3,365,400
RCI Hospitality Holdings, Inc.	4,200	89,880

		5,504,416

Household Durables 0.3%
D.R. Horton, Inc.	13,000	868,530
Lennar Corp. (Class A Stock)	8,800	618,024

		1,486,554

Household Products 2.1%
Kimberly-Clark Corp.	5,700	755,763
Procter & Gamble Co. (The)	82,386	11,295,121

		12,050,884

Independent Power & Renewable Electricity Producers 0.8%
AES Corp. (The)	161,300	3,145,350
Vistra Corp.	86,900	1,509,453

		4,654,803

Industrial Conglomerates 0.9%
3M Co.	32,100	5,134,716

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	15

Schedule of Investments  (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance 1.6%
Aflac, Inc.	5,700	$193,515
Allstate Corp. (The)	37,999	3,372,411
American Financial Group, Inc.	6,900	517,086
Chubb Ltd.	4,400	571,604
Lincoln National Corp.	11,400	400,140
MetLife, Inc.	95,540	3,616,189
Old Republic International Corp.	23,600	384,208

		9,055,153

Interactive Media & Services 6.6%
Alphabet, Inc. (Class A Stock)*	6,994	11,303,073
Alphabet, Inc. (Class C Stock)*	6,068	9,836,289
Facebook, Inc. (Class A Stock)*	66,280	17,438,931

		38,578,293

Internet & Direct Marketing Retail 5.8%
Amazon.com, Inc.*	9,902	30,063,957
eBay, Inc.	65,200	3,105,476
Stamps.com, Inc.*(a)	3,700	825,988

		33,995,421

IT Services 4.5%
Accenture PLC (Class A Stock)	31,359	6,802,080
Amdocs Ltd.	31,400	1,770,332
CACI International, Inc. (Class A Stock)*	9,300	1,939,329
Cognizant Technology Solutions Corp. (Class A Stock)	64,700	4,620,874
Euronet Worldwide, Inc.*	1,500	133,260
International Business Machines Corp.	43,830	4,894,058
KBR, Inc.	43,000	958,470
PayPal Holdings, Inc.*	19,100	3,555,083
Perspecta, Inc.	16,800	301,224
Science Applications International Corp.	4,600	351,302
Visa, Inc. (Class A Stock)(a)	5,025	913,093

		26,239,105

Leisure Products 0.2%
American Outdoor Brands, Inc.*	12,825	194,042
Smith & Wesson Brands, Inc.	57,500	953,925
		1,147,967

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services 1.0%
Thermo Fisher Scientific, Inc.	12,114	$5,731,376

Machinery 1.3%
AGCO Corp.	13,300	1,024,499
Altra Industrial Motion Corp.	14,100	602,916
Cummins, Inc.	11,800	2,594,702
Gates Industrial Corp. PLC*	40,600	450,660
Oshkosh Corp.	30,251	2,037,707
Pentair PLC	17,300	860,848

		7,571,332

Media 0.5%
Comcast Corp. (Class A Stock)	33,700	1,423,488
Discovery, Inc. (Class C Stock)*	52,128	954,985
ViacomCBS, Inc. (Class B Stock)(a)	23,765	678,966

		3,057,439

Metals & Mining 0.7%
Newmont Corp.	67,500	4,241,700

Mortgage Real Estate Investment Trusts (REITs) 0.7%
Annaly Capital Management, Inc.	428,900	3,040,901
Starwood Property Trust, Inc.	66,100	923,417

		3,964,318

Multiline Retail 1.0%
Dollar Tree, Inc.*	18,100	1,634,792
Target Corp.	27,400	4,170,828

		5,805,620

Multi-Utilities 1.3%
MDU Resources Group, Inc.	40,800	969,408
Public Service Enterprise Group, Inc.	44,600	2,593,490
Sempra Energy	30,900	3,873,624

		7,436,522

Oil, Gas & Consumable Fuels 1.1%
Cimarex Energy Co.	37,100	941,227
Kinder Morgan, Inc.	287,403	3,420,096

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	17

Schedule of Investments  (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Pioneer Natural Resources Co.	17,900	$1,424,124
World Fuel Services Corp.	14,767	310,845

		6,096,292

Paper & Forest Products 0.0%
Boise Cascade Co.	5,100	195,738

Personal Products 0.1%
Nu Skin Enterprises, Inc. (Class A Stock)	5,400	266,490

Pharmaceuticals 4.5%
Bristol-Myers Squibb Co.	105,000	6,137,250
Eli Lilly & Co.	24,400	3,183,224
Johnson & Johnson	30,858	4,230,940
Merck & Co., Inc.	87,327	6,567,864
Pfizer, Inc.	175,800	6,237,384

		26,356,662

Professional Services 0.0%
Barrett Business Services, Inc.	3,400	201,450
Heidrick & Struggles International, Inc.	1,436	32,813

		234,263

Road & Rail 0.8%
CSX Corp.	32,241	2,545,104
J.B. Hunt Transport Services, Inc.	4,500	547,830
Werner Enterprises, Inc.	46,300	1,760,326

		4,853,260

Semiconductors & Semiconductor Equipment 5.5%
Advanced Micro Devices, Inc.*	21,900	1,648,851
Applied Materials, Inc.	71,400	4,229,022
Broadcom, Inc.	2,400	839,112
FormFactor, Inc.*	14,300	405,405
Intel Corp.	160,041	7,086,615
KLA Corp.	18,900	3,726,702
MKS Instruments, Inc.	9,900	1,073,061
NVIDIA Corp.	5,300	2,657,208
Semtech Corp.*	14,200	779,438
Skyworks Solutions, Inc.	23,000	3,249,670

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Teradyne, Inc.	17,100	$1,502,235
Texas Instruments, Inc.	32,100	4,641,339

		31,838,658

Software 9.7%
Adobe, Inc.*	16,383	7,324,839
Autodesk, Inc.*	3,100	730,174
Cadence Design Systems, Inc.*	5,100	557,787
Intuit, Inc.	8,102	2,549,537
Microsoft Corp.	179,984	36,441,361
NortonLifeLock, Inc.	96,900	1,993,233
Oracle Corp.	105,779	5,935,260
ServiceNow, Inc.*	1,700	845,869

		56,378,060

Specialty Retail 3.1%
Asbury Automotive Group, Inc.*(a)	5,204	535,908
Home Depot, Inc. (The)	32,400	8,641,404
Lowe’s Cos., Inc.	41,800	6,608,580
O’Reilly Automotive, Inc.*	5,100	2,226,660

		18,012,552

Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.	377,280	41,070,701

Tobacco 0.7%
Altria Group, Inc.	117,941	4,255,311

Trading Companies & Distributors 0.1%
GMS, Inc.*	25,200	569,520
Univar Solutions, Inc.*	14,200	235,578

		805,098

TOTAL LONG-TERM INVESTMENTS
(cost $467,422,159)		571,920,003

SHORT-TERM INVESTMENTS 4.1%

AFFILIATED MUTUAL FUNDS 3.9%
PGIM Core Ultra Short Bond Fund(w)	8,552,288	8,552,288

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	19

Schedule of Investments  (continued)

as of October 31, 2020

Description			Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund
(cost $13,746,756; includes $13,741,867 of cash collateral for securities on loan)(b)(w)			13,758,644	$13,754,517

TOTAL AFFILIATED MUTUAL FUNDS
(cost $22,299,044)				22,306,805

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS(k)(n) 0.2%
U.S. Treasury Bills	0.070%	02/25/21	400	399,873
U.S. Treasury Bills	0.098	12/17/20	900	899,899

TOTAL U.S. TREASURY OBLIGATIONS
(cost $1,299,796)				1,299,772

TOTAL SHORT-TERM INVESTMENTS
(cost $23,598,840)				23,606,577

TOTAL INVESTMENTS 102.1%
(cost $491,020,999)				595,526,580
Liabilities in excess of other assets(z) (2.1)%				(12,138,810)

NET ASSETS 100.0%				$583,387,770

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

LIBOR—London Interbank Offered Rate

OTC—Over-the-counter

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $13,347,904; cash collateral of $13,741,867 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

20

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Position:
57	S&P 500 E-Mini Index	Dec. 2020	$9,304,395	$(162,643)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$1,299,772

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$11,640,992	$—	$—
Air Freight & Logistics	2,412,326	—	—
Automobiles	4,185,036	—	—
Banks	15,242,418	—	—
Beverages.	4,905,112	—	—
Biotechnology	15,891,022	—	—
Building Products	5,898,346	—	—
Capital Markets	18,903,525	—	—
Chemicals	8,235,276	—	—
Commercial Services & Supplies	1,170,250	—	—
Communications Equipment	6,109,534	—	—
Construction & Engineering	1,281,964	—	—
Consumer Finance	722,642	—	—
Diversified Financial Services	4,073,558	—	—
Diversified Telecommunication Services.	13,597,125	—	—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	21

Schedule of Investments  (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Electric Utilities	$7,136,071	$—	$—
Electrical Equipment	2,309,063	—	—
Electronic Equipment, Instruments & Components	437,448	—	—
Energy Equipment & Services	984,097	—	—
Entertainment	8,516,986	—	—
Equity Real Estate Investment Trusts (REITs)	10,665,700	—	—
Food & Staples Retailing	13,376,829	—	—
Food Products	8,457,229	—	—
Gas Utilities	2,388,374	—	—
Health Care Equipment & Supplies	18,838,675	—	—
Health Care Providers & Services	18,521,701	—	—
Hotels, Restaurants & Leisure	5,504,416	—	—
Household Durables	1,486,554	—	—
Household Products	12,050,884	—	—
Independent Power & Renewable Electricity Producers.	4,654,803	—	—
Industrial Conglomerates	5,134,716	—	—
Insurance	9,055,153	—	—
Interactive Media & Services	38,578,293	—	—
Internet & Direct Marketing Retail	33,995,421	—	—
IT Services	26,239,105	—	—
Leisure Products	1,147,967	—	—
Life Sciences Tools & Services	5,731,376	—	—
Machinery	7,571,332	—	—
Media.	3,057,439	—	—
Metals & Mining	4,241,700	—	—
Mortgage Real Estate Investment Trusts (REITs)	3,964,318	—	—
Multiline Retail	5,805,620	—	—
Multi-Utilities	7,436,522	—	—
Oil, Gas & Consumable Fuels	6,096,292	—	—
Paper & Forest Products	195,738	—	—
Personal Products	266,490	—	—
Pharmaceuticals	26,356,662	—	—
Professional Services	234,263	—	—
Road & Rail	4,853,260	—	—
Semiconductors & Semiconductor Equipment	31,838,658	—	—
Software	56,378,060	—	—
Specialty Retail	18,012,552	—	—
Technology Hardware, Storage & Peripherals	41,070,701	—	—
Tobacco	4,255,311	—	—
Trading Companies & Distributors	805,098	—	—
Affiliated Mutual Funds	22,306,805	—	—
U.S. Treasury Obligations.	—	1,299,772	—

Total	$594,226,808	$1,299,772	$—

See Notes to Financial Statements.

22

	Level 1	Level 2	Level 3
Other Financial Instruments*
Liabilities
Futures Contracts	$(162,643)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Software	9.7%
Technology Hardware, Storage & Peripherals	7.0
Interactive Media & Services	6.6
Internet & Direct Marketing Retail	5.8
Semiconductors & Semiconductor Equipment	5.5
Pharmaceuticals	4.5
IT Services	4.5
Affiliated Mutual Funds (2.4% represents investments purchased with collateral from securities on loan)	3.9
Capital Markets	3.2
Health Care Equipment & Supplies	3.2
Health Care Providers & Services	3.2
Specialty Retail	3.1
Biotechnology	2.7
Banks	2.6
Diversified Telecommunication Services	2.3
Food & Staples Retailing	2.3
Household Products	2.1
Aerospace & Defense	2.0
Equity Real Estate Investment Trusts (REITs)	1.8
Insurance	1.6
Entertainment	1.5
Food Products	1.5
Chemicals	1.4
Machinery	1.3
Multi-Utilities	1.3
Electric Utilities	1.2
Communications Equipment	1.1
Oil, Gas & Consumable Fuels	1.1
Building Products	1.0
Multiline Retail	1.0
Life Sciences Tools & Services	1.0

Hotels, Restaurants & Leisure	0.9%
Industrial Conglomerates	0.9
Beverages	0.8
Road & Rail	0.8
Independent Power & Renewable Electricity Producers	0.8
Tobacco	0.7
Metals & Mining	0.7
Automobiles	0.7
Diversified Financial Services	0.7
Mortgage Real Estate Investment Trusts (REITs)	0.7
Media	0.5
Air Freight & Logistics	0.4
Gas Utilities	0.4
Electrical Equipment	0.4
Household Durables	0.3
U.S. Treasury Obligations	0.2
Construction & Engineering	0.2
Commercial Services & Supplies	0.2
Leisure Products	0.2
Energy Equipment & Services	0.2
Trading Companies & Distributors	0.1
Consumer Finance	0.1
Electronic Equipment, Instruments & Components	0.1
Personal Products	0.1
Professional Services	0.0	*

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	23

Schedule of Investments  (continued)

as of October 31, 2020

Industry Classification (continued):

Paper & Forest Products	0.0 *%

102.1
Liabilities in excess of other assets	(2.1)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$162,643*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$611,495

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(245,551)

See Notes to Financial Statements.

24

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$8,761,796

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$13,347,904	$(13,347,904)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	25

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value, including securities on loan of $13,347,904:
Unaffiliated investments (cost $468,721,955)	$573,219,775
Affiliated investments (cost $22,299,044)	22,306,805
Receivable for investments sold	18,305,926
Receivable for Fund shares sold	1,624,478
Dividends and interest receivable	776,336
Prepaid expenses and other assets	17,277

Total Assets	616,250,597

Liabilities
Payable for investments purchased	17,467,500
Payable to broker for collateral for securities on loan	13,741,867
Payable for Fund shares reacquired	1,127,811
Management fee payable	146,916
Accrued expenses and other liabilities	119,279
Due to broker—variation margin futures	107,160
Distribution fee payable	104,087
Affiliated transfer agent fee payable	46,779
Trustees’ fees payable	1,428

Total Liabilities	32,862,827

Net Assets	$583,387,770

Net assets were comprised of:
Shares of beneficial interest, at par	$38,247
Paid-in capital in excess of par	488,700,742
Total distributable earnings (loss)	94,648,781

Net assets, October 31, 2020	$583,387,770

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share, ($382,165,227 ÷ 25,193,926 shares of beneficial interest issued and outstanding)	$15.17
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price to public	$16.05

Class C
Net asset value, offering price and redemption price per share, ($21,047,457 ÷ 1,572,919 shares of beneficial interest issued and outstanding)	$13.38

Class Z
Net asset value, offering price and redemption price per share, ($47,729,567 ÷ 3,046,400 shares of beneficial interest issued and outstanding)	$15.67

Class R6
Net asset value, offering price and redemption price per share, ($132,445,519 ÷ 8,434,136 shares of beneficial interest issued and outstanding)	$15.70

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	27

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $3,491 foreign withholding tax)	$11,488,720
Affiliated dividend income	88,076
Income from securities lending, net (including affiliated income of $53,538)	53,636
Interest income	2,119

Total income	11,632,551

Expenses
Management fee	2,054,758
Distribution fee(a)	1,451,702
Transfer agent’s fees and expenses (including affiliated expense of $377,662)(a)	683,537
Custodian and accounting fees	84,444
Registration fees(a)	79,556
Shareholders’ reports	48,195
Audit fee	24,558
Legal fees and expenses	20,474
Trustees’ fees	19,488
SEC registration fees	51
Miscellaneous	37,439

Total expenses	4,504,202
Less: Fee waiver and/or expense reimbursement(a)	(409,385)
Distribution fee waiver(a)	(194,505)

Net expenses	3,900,312

Net investment income (loss)	7,732,239

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(19,921))	7,239,751
Futures transactions	611,495

7,851,246

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $5,115)	11,832,596
Futures	(245,551)

11,587,045

Net gain (loss) on investment transactions	19,438,291

Net Increase (Decrease) In Net Assets Resulting From Operations	$27,170,530

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	1,167,027	41,809	242,866	—	—
Transfer agent’s fees and expenses	534,331	29,343	33,947	84,451	1,465
Registration fees	16,569	13,750	15,243	17,949	16,045
Fee waiver and/or expense reimbursement	(237,022)	(35,227)	(36,947)	(43,227)	(56,962)
Distribution fee waiver	(194,505)	—	—	—	—

See Notes to Financial Statements.

28

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,732,239	$6,622,672
Net realized gain (loss) on investment transactions	7,851,246	25,838,005
Net change in unrealized appreciation (depreciation) on investments	11,587,045	30,886,038

Net increase (decrease) in net assets resulting from operations	27,170,530	63,346,715

Dividends and Distributions
Distributions from distributable earnings
Class A	(16,111,961)	(18,490,996)
Class B	(283,506)	(302,126)
Class C	(1,067,236)	(5,561,134)
Class Z	(2,719,310)	(10,679,222)
Class R6	(3,898,963)	(13,527,645)

	(24,080,976)	(48,561,123)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	140,184,209	77,592,760
Net asset value of shares issued in reinvestment of dividends and distributions	23,767,624	47,878,127
Net asset value of shares issued in merger	—	302,901,376
Cost of shares reacquired	(177,202,460)	(125,442,700)

Net increase (decrease) in net assets from Fund share transactions	(13,250,627)	302,929,563

Total increase (decrease)	(10,161,073)	317,715,155

Net Assets:
Beginning of year	593,548,843	275,833,688

End of year	$583,387,770	$593,548,843

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	29

Notes to Financial Statements

1. Organization

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five series: PGIM Absolute Return Bond Fund, PGIM QMA Large-Cap Core Equity Fund and PGIM Select Real Estate Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM International Bond Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Large-Cap Core Equity Fund (the “Fund”).

The investment objective of the Fund is to seek long-term growth of capital.

2. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

30

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM QMA Large-Cap Core Equity Fund	31

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off

32

is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific

PGIM QMA Large-Cap Core Equity Fund	33

Notes to Financial Statements (continued)

expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

34

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.35% of the Fund’s average daily net assets up to and including $5 billion and 0.34% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.35% for the year ended October 31, 2020.

The Manager has contractually agreed through February 28, 2022, to limit net annual Fund operating expenses, exclusive of distribution and service (12b-1) fees, shareholder servicing fee and transfer agency expenses (including sub-transfer agency and networking fees), of each class of shares to 0.35% of the Fund’s average daily net assets. Separately, the Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.72% of average daily net assets for Class A shares and 1.44% of average daily net assets for Class C shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the

PGIM QMA Large-Cap Core Equity Fund	35

Notes to Financial Statements (continued)

Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended October 31, 2020, PIMS received $240,284 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $2,106 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the

36

year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended October 31, 2020, were $525,211,122 and $559,635,902, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$6,423,846	$112,138,671	$110,010,229	$ —	$—	$8,552,288	8,552,288	$88,076

PGIM Institutional Money Market Fund*
14,884,784	483,232,361	484,347,822	5,115	(19,921)	13,754,517	13,758,644	53,538	**

$21,308,630	$595,371,032	$594,358,051	$5,115	$(19,921)	$22,306,805		$141,614

* The Fund did not have any capital gain distributions during the reporting period.

** The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $7,298,211 of ordinary income and $16,782,765 of long-term capital gains. For the year ended October 31, 2019, the tax character of dividends paid by the Fund were $9,764,220 of ordinary income and $38,796,903 of long-term capital gains.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis were $6,381,902 of ordinary income and $7,443,757 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$514,540,815	$103,234,181	$(22,411,059)	$80,823,122

PGIM QMA Large-Cap Core Equity Fund	37

Notes to Financial Statements (continued)

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6. The Fund currently does not have any Class B shares outstanding.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	1,783	0.1%
Class C	7	0.1%
Class R6	8,309,958	98.5%

38

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	30.2%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	1,056,005	$15,252,702
Shares issued in reinvestment of dividends and distributions	1,034,820	15,853,443
Shares reacquired	(3,820,412)	(56,302,552)

Net increase (decrease) in shares outstanding before conversion	(1,729,587)	(25,196,407)
Shares issued upon conversion from other share class(es)	614,387	8,880,281
Shares reacquired upon conversion into other share class(es)	(106,717)	(1,594,324)

Net increase (decrease) in shares outstanding	(1,221,917)	$(17,910,450)

Year ended October 31, 2019:
Shares sold	761,029	$10,817,244
Shares issued in reinvestment of dividends and distributions	1,358,711	18,098,031
Shares reacquired	(3,043,542)	(43,453,974)
Shares issued in merger	18,170,342	246,957,022

Net increase (decrease) in shares outstanding before conversion	17,246,540	232,418,323
Shares issued upon conversion from other share class(es)	2,977,009	43,297,324
Shares reacquired upon conversion into other share class(es)	(123,103)	(1,774,004)

Net increase (decrease) in shares outstanding	20,100,446	$273,941,643

Class B
Period ended June 26, 2020*:
Shares sold	39	$733
Shares issued in reinvestment of dividends and distributions	20,811	282,819
Shares reacquired	(39,382)	(516,184)

Net increase (decrease) in shares outstanding before conversion	(18,532)	(232,632)
Shares reacquired upon conversion into other share class(es)	(552,420)	(7,017,536)

Net increase (decrease) in shares outstanding	(570,952)	$(7,250,168)

Year ended October 31, 2019:
Shares sold	5,899	$74,605
Shares issued in reinvestment of dividends and distributions	25,098	298,161
Shares reacquired	(77,046)	(969,073)
Shares issued in merger	601,023	7,463,434

Net increase (decrease) in shares outstanding before conversion	554,974	6,867,127
Shares reacquired upon conversion into other share class(es)	(92,338)	(1,183,107)
Net increase (decrease) in shares outstanding	462,636	$5,684,020

PGIM QMA Large-Cap Core Equity Fund	39

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2020:
Shares sold	193,697	$2,503,431
Shares issued in reinvestment of dividends and distributions	77,367	1,052,190
Shares reacquired	(477,763)	(6,055,470)

Net increase (decrease) in shares outstanding before conversion	(206,699)	(2,499,849)
Shares reacquired upon conversion into other share class(es)	(251,439)	(3,300,159)

Net increase (decrease) in shares outstanding	(458,138)	$(5,800,008)

Year ended October 31, 2019:
Shares sold	429,007	$4,934,902
Shares issued in reinvestment of dividends and distributions	453,060	5,391,413
Shares reacquired	(858,841)	(10,641,489)
Shares issued in merger	3,343,920	40,253,040

Net increase (decrease) in shares outstanding before conversion	3,367,146	39,937,866
Shares reacquired upon conversion into other share class(es)	(3,304,919)	(42,825,682)

Net increase (decrease) in shares outstanding	62,227	$(2,887,816)

Class Z
Year ended October 31, 2020:
Shares sold	2,132,508	$31,936,340
Shares issued in reinvestment of dividends and distributions	169,741	2,680,209
Shares reacquired	(3,734,913)	(59,942,110)

Net increase (decrease) in shares outstanding before conversion	(1,432,664)	(25,325,561)
Shares issued upon conversion from other share class(es)	190,651	2,932,932
Shares reacquired upon conversion into other share class(es)	(6,248)	(94,422)

Net increase (decrease) in shares outstanding	(1,248,261)	$(22,487,051)

Year ended October 31, 2019:
Shares sold	908,083	$12,719,109
Shares issued in reinvestment of dividends and distributions	770,451	10,562,877
Shares reacquired	(1,681,624)	(24,493,319)
Shares issued in merger	539,047	7,514,605

Net increase (decrease) in shares outstanding before conversion	535,957	6,303,272
Shares issued upon conversion from other share class(es)	166,429	2,450,314
Shares reacquired upon conversion into other share class(es)	(3,376)	(56,957)

Net increase (decrease) in shares outstanding	699,010	$8,696,629

40

Class R6	Shares	Amount
Year ended October 31, 2020:
Shares sold	6,113,252	$90,491,003
Shares issued in reinvestment of dividends and distributions	246,614	3,898,963
Shares reacquired	(3,724,806)	(54,386,144)

Net increase (decrease) in shares outstanding before conversion	2,635,060	40,003,822
Shares issued upon conversion from other share class(es)	12,349	193,228

Net increase (decrease) in shares outstanding	2,647,409	$40,197,050

Year ended October 31, 2019:
Shares sold	3,400,731	$49,046,900
Shares issued in reinvestment of dividends and distributions	985,980	13,527,645
Shares reacquired	(3,097,223)	(45,884,845)
Shares issued in merger	49,044	713,275

Net increase (decrease) in shares outstanding before conversion	1,338,532	17,402,975
Shares issued upon conversion from other share class(es)	6,026	92,112

Net increase (decrease) in shares outstanding	1,344,558	$17,495,087

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

PGIM QMA Large-Cap Core Equity Fund	41

Notes to Financial Statements (continued)

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 4 days that the Fund had loans outstanding during the period was approximately $27,652,500, borrowed at a weighted average interest rate of 1.36%. The maximum loan outstanding amount during the period was $27,640,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a

42

risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

10. Reorganization

On June 19, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PGIM QMA Defensive Equity Fund (the “Merged Fund”) for shares of PGIM QMA Large-Cap Core Equity Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Fund respectively. Shareholders approved the Plan at a meeting on November 16, 2018 and the reorganization took place on December 14, 2018. Upon implementation of the reorganization, PGIM Investments contractually agreed through February 29, 2020, to limit total annual operating expenses to 1.58% of average daily net assets for Class B shares of the proforma combined Fund.

PGIM QMA Large-Cap Core Equity Fund	43

Notes to Financial Statements (continued)

On the reorganization date, the Merged Fund had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Fund	Total Investment Value	Total Investment Cost
PGIM QMA Defensive Equity Fund	$196,953,251	$176,956,177

The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on December 14, 2018:

Merged Fund		Acquiring Fund
PGIM QMA Defensive Equity Fund		PGIM QMA Large-Cap Core Equity Fund
Class	Shares**	Class	Shares	Value
A	14,239,586	A	12,355,677	$161,365,147
B	287,090	B	278,280	3,241,959
C	2,567,622	C	2,484,134	28,989,842
R*	382
R6	21,770	R6	18,392	247,369
Z	453,555	Z	383,078	5,148,558
*	Class R shares were converted to Class A shares in the reorganization.
**	Balances updated due to capital stock activity that occurred on the merger date.

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Fund			Acquiring Fund
PGIM QMA Defensive Equity Fund			PGIM QMA Large-Cap Core Equity Fund
Class	Net assets**	Unrealized Appreciation on Investments	Class	Net assets
A	$161,360,761	$16,169,416	A	$97,991,911
B	3,241,959	371,064	B	1,525,457
C	28,989,842	2,914,185	C	27,863,342
R	4,386	441
R6	247,369	24,845	R6	73,674,073
Z	5,148,558	517,123	Z	57,822,232
**	Balances updated due to capital stock activity that occurred on the merger date.

44

On December 6, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PGIM Growth Allocation Fund (the “Merged Fund”) for shares of PGIM QMA Large-Cap Core Equity Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Fund respectively. Shareholders approved the Plan at a meeting on May 7, 2019 and the reorganization took place on June 21, 2019.

On the reorganization date, the Merged Fund had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Fund	Total Investment Value	Total Investment Cost
PGIM Growth Allocation Fund	$103,285,240	$101,038,779

The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 21, 2019:

Merged Fund		Acquiring Fund
PGIM Growth Allocation Fund		PGIM QMA Large-Cap Core Equity Fund
Class	Shares	Class	Shares	Value
A	6,542,127	A	5,814,665	$85,591,875
B	347,206	B	322,743	4,221,475
C	924,805	C	859,786	11,263,198
R*	3,448
R6	34,903	R6	30,652	465,906
Z	177,146	Z	155,969	2,366,047
*	Class R shares were converted to Class A shares in the reorganization.

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Fund			Acquiring Fund
PGIM Growth Allocation Fund			PGIM QMA Large-Cap Core Equity Fund
Class	Net assets	Unrealized Appreciation on Investments	Class	Net assets
A	$85,547,474	$1,849,179	A	$318,962,457
B	4,221,475	91,196	B	4,297,642
C	11,263,198	243,949	C	19,072,550
R	44,401	959

PGIM QMA Large-Cap Core Equity Fund	45

Notes to Financial Statements (continued)

Merged Fund			Acquiring Fund
PGIM Growth Allocation Fund			PGIM QMA Large-Cap Core Equity Fund
Class	Net assets	Unrealized Appreciation on Investments	Class	Net assets
R6	$465,906	$10,065	R6	$81,276,224
Z	2,366,047	51,113	Z	64,334,299

Assuming the acquisition had been completed on November 1, 2018, the Acquiring Fund’s unaudited pro forma results of operations for the year ended October 31, 2019 would have been as follows:

Acquiring Fund	Net investment income (a)	Net realized and unrealized gain (loss) on investments (b)	Net increase in net assets resulting from operations
PGIM QMA Large-Cap Core Equity Fund	$8,267,062	$46,438,251	$54,705,313

(a)

Net investment income as reported in the Statement of Operations (year ended October 31, 2019) of the Acquiring Fund, plus net investment income from the Merged Funds pre-merger as follows: PGIM QMA Defensive Equity Fund $511,886 and PGIM Growth Allocation Fund $1,132,504.

(b)

Net realized and unrealized gain (loss) on investments as reported in the Statement of Operations (year ended October 31, 2019) of the Acquiring Fund, plus net realized and unrealized gain (loss) on investments from the Merged Funds pre-merger as follows: PGIM QMA Defensive Equity Fund $(8,084,016) and PGIM Growth Allocation $(2,201,776).

Since both the Merged Funds and the Acquiring Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment Funds had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Funds that have been included in the Acquiring Fund’s Statement of Operations since December 14, 2018 and June 21, 2019.

11.    Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

46

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.17	$16.76	$18.37	$15.49	$15.92
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.18	0.20	0.19	0.14
Net realized and unrealized gain (loss) on investment transactions	0.43	1.19	0.80	3.51	0.29
Total from investment operations	0.62	1.37	1.00	3.70	0.43
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.18)	(0.15)	(0.14)
Distributions from net realized gains	(0.43)	(2.74)	(2.43)	(0.67)	(0.72)
Total dividends and distributions	(0.62)	(2.96)	(2.61)	(0.82)	(0.86)
Net asset value, end of year	$15.17	$15.17	$16.76	$18.37	$15.49
Total Return(b):	4.02%	10.61%	5.67%	24.73%	3.02%

Ratios/Supplemental Data:
Net assets, end of year (000)	$382,165	$400,634	$105,855	$113,343	$89,169
Average net assets (000)	$389,009	$302,864	$112,391	$101,852	$88,443
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.72%	0.74%	0.72%	0.77%	1.17%
Expenses before waivers and/or expense reimbursement	0.83%	0.87%	0.86%	0.93%	1.22%
Net investment income (loss)	1.26%	1.27%	1.14%	1.13%	0.91%
Portfolio turnover rate(e)(f)	92%	88%	95%	89%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	47

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.46	$15.20	$16.89	$14.31	$14.77
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.08	0.07	0.06	0.02
Net realized and unrealized gain (loss) on investment transactions	0.38	1.03	0.73	3.24	0.27
Total from investment operations	0.45	1.11	0.80	3.30	0.29
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.11)	(0.06)	(0.05)	(0.03)
Distributions from net realized gains	(0.43)	(2.74)	(2.43)	(0.67)	(0.72)
Total dividends and distributions	(0.53)	(2.85)	(2.49)	(0.72)	(0.75)
Net asset value, end of year	$13.38	$13.46	$15.20	$16.89	$14.31
Total Return(b):	3.27%	9.77%	4.91%	23.80%	2.24%

Ratios/Supplemental Data:
Net assets, end of year (000)	$21,047	$27,333	$29,930	$31,518	$39,218
Average net assets (000)	$24,287	$36,812	$31,783	$34,697	$38,344
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.44%	1.47%	1.44%	1.53%	1.92%
Expenses before waivers and/or expense reimbursement	1.59%	1.54%	1.55%	1.64%	1.92%
Net investment income (loss)	0.56%	0.59%	0.43%	0.40%	0.16%
Portfolio turnover rate(e)(f)	92%	88%	95%	89%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

48

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.65	$17.20	$18.78	$15.83	$16.24
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.24	0.25	0.24	0.18
Net realized and unrealized gain (loss) on investment transactions	0.44	1.21	0.82	3.57	0.31
Total from investment operations	0.67	1.45	1.07	3.81	0.49
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.26)	(0.22)	(0.19)	(0.18)
Distributions from net realized gains	(0.43)	(2.74)	(2.43)	(0.67)	(0.72)
Total dividends and distributions	(0.65)	(3.00)	(2.65)	(0.86)	(0.90)
Net asset value, end of year	$15.67	$15.65	$17.20	$18.78	$15.83
Total Return(b):	4.27%	10.91%	5.98%	24.93%	3.35%

Ratios/Supplemental Data:
Net assets, end of year (000)	$47,730	$67,192	$61,857	$56,066	$71,506
Average net assets (000)	$64,099	$65,923	$62,456	$54,787	$75,803
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.48%	0.48%	0.46%	0.54%	0.92%
Expenses before waivers and/or expense reimbursement	0.55%	0.54%	0.55%	0.64%	0.92%
Net investment income (loss)	1.54%	1.59%	1.40%	1.42%	1.18%
Portfolio turnover rate(e)(f)	92%	88%	95%	89%	89%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	49

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,			December 28, 2016(a) through October 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.68	$17.23	$18.81	$16.06
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.26	0.27	0.21
Net realized and unrealized gain (loss) on investment transactions	0.44	1.21	0.82	2.54
Total from investment operations	0.69	1.47	1.09	2.75
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.28)	(0.24)	-
Distributions from net realized gains	(0.43)	(2.74)	(2.43)	-
Total dividends and distributions	(0.67)	(3.02)	(2.67)	-
Net asset value, end of period	$15.70	$15.68	$17.23	$18.81
Total Return(c):	4.39%	11.05%	6.10%	17.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$132,446	$90,722	$76,551	$58,304
Average net assets (000)	$105,498	$86,249	$71,390	$40,448
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.35%	0.35%	0.35%	0.35	%(f)
Expenses before waivers and/or expense reimbursement	0.40%	0.41%	0.44%	0.47	%(f)
Net investment income (loss)	1.60%	1.72%	1.51%	1.44	%(f)
Portfolio turnover rate(g)(h)	92%	88%	95%	89%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM QMA Large-Cap Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM QMA Large-Cap Core Equity Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM QMA Large-Cap Core Equity Fund	51

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2020, the Fund reports the maximum amount allowed per share but not less than $0.43 for Class A, B, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Core Equity Fund	100.00%	100.00%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2020.

52

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Large-Cap Core Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Large-Cap Core Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM QMA Large-Cap Core Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Large-Cap Core Equity Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM QMA Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s

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organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s underperformance was attributable to the Fund’s value and small-cap style factor exposures, at a time when value and small-cap style factors trailed the broader market and growth stocks outperformed.

•

The Board also considered that longer-term performance was strong prior to 2018, when the Fund’s three-year rolling annualized return outperformed its benchmark index from 2012 through 2017. The Board considered PGIM Investments’ assertion that it is encouraged that recent periods of underperformance have been followed by strong recoveries, and it expects the Fund’s performance to recover once the value vs. growth spread narrows.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s net annual operating expenses at 0.35% for each class of the Fund’s shares through February 28, 2021.

•

The Board and PGIM Investments also agreed to a contractual expense cap that (exclusive of certain fees and expenses) limits the Fund’s total annual operating expenses to 0.72% of the average daily net assets for Class A shares, and 1.44% of the average daily net assets for Class C shares, through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Large-Cap Core Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Core Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PTMAX	PTMCX	PTEZX	PTMQX
CUSIP	74441J100	74441J308	74441J407	74441J688

MF187E

PGIM REAL ESTATE INCOME FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Real Estate Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Real Estate Income Fund

December 15, 2020

PGIM Real Estate Income Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–25.58	0.35	–0.15 (6/3/15)
(without sales charges)	–21.25	1.49	0.90 (6/3/15)
Class C
(with sales charges)	–22.58	0.76	0.15 (6/3/15)
(without sales charges)	–21.86	0.76	0.15 (6/3/15)
Class Z
(without sales charges)	–21.08	1.79	1.18 (6/3/15)
Class R6
(without sales charges)	–21.03	N/A	1.11 (12/28/16)
Custom Blend Index
	–17.82	1.46	—

Average Annual Total Returns as of 10/31/20 Since Inception (%)
		Class A, C, Z (6/3/15)	Class R6 (12/28/16)
Custom Blend Index		1.50	1.27

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to each class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Custom Blend Index by portraying the initial account values at the commencement of operations for Class Z shares (June 3, 2015) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Real Estate Income Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Custom Blend Index—The Custom Blend Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Index (80%), which is an unmanaged index and reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world; and the ICE BofA 7% Constrained REIT Preferred Securities Index (20%), which is an unmanaged index that is a subset of the ICE BofA Fixed Rate Preferred Securities Index including all REIT-issued preferred securities.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Real Estate Sectors	% of Net Assets
Simon Property Group, Inc.	Retail REITs	4.3%
MGM Growth Properties LLC (Class A Stock)	Hotel & Resort REITs	4.3%
Spirit Realty Capital, Inc.	Retail REITs	4.1%
Americold Realty Trust	Industrial REITs	4.0%
Global Medical REIT, Inc.	Health Care REITs	3.8%
New World Development Co. Ltd. (Hong Kong)	Diversified Real Estate Activities	3.6%
VICI Properties, Inc.	Specialized REITs	3.6%
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	Real Estate Operating Companies	3.5%
American Homes 4 Rent	Residential REITs	3.4%
Regency Centers Corp.	Retail REITs	3.4%

Holdings reflect only long-term investments and are subject to change.

PGIM Real Estate Income Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Real Estate Income Fund’s Class Z shares returned -21.08% in the 12-month reporting period that ended October 31, 2020, underperforming the -17.82% return of the Custom Blend Index (the Index). The Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Index (80%) and the ICE BofA 7% Constrained REIT Preferred Securities Index (20%).

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market during the reporting period were challenged due to the COVID-19 pandemic. In March 2020, the pandemic led to widespread lockdowns across the US, negatively impacting many property types in commercial real estate. Since then, the economic recovery has been uneven across real estate property sectors. Certain sectors such as data centers, towers, industrial, and single-family rental are actually thriving in the new environment. Other sectors such as storage, medical office, net lease, and healthcare experienced initial cash flow disruption but are starting to see a rapid recovery in underlying fundamentals. For other sectors, such as office and retail, the pandemic has accelerated secular headwinds, and the road to full recovery is likely to take years. Overall, the US market declined 18% over the period. Looking ahead, the REIT market’s average implied capitalization rate (i.e., the rate of return expected to be generated on a real estate investment property) sits at over 400 basis points (bps) relative to the 10-year US Treasury yield compared to a longer-term average of 320 bps. (One basis point is 0.01%.) In PGIM Real Estate’s opinion, the setup for the US REIT market over the next several years is especially compelling at this juncture, given recent underperformance and the likelihood of a sustained low-interest-rate environment and recovering cash flows in a post-COVID-19 vaccine world.

•

Europe’s total return during the period was significantly negative at -15.9% (US dollar total return) as a result of the pandemic hitting the region in the first quarter of 2020. Despite this, Europe was the best-performing global region over the period, helped in part by US dollar weakness. Europe was the first region after China with a serious COVID-19 outbreak, which began in Italy in February, quickly spread across the continent, and necessitated strict lockdown measures across the region. Germany was the best-performing European market over the period, lifted by the strong performance of its multi-family affordable residential sector. Finland was the next best performer, again driven by the defensive income and steady growth of the residential sector. Sweden, Belgium, and Switzerland were also leading performers. The United Kingdom’s return trailed the European average, reflecting both Brexit (i.e., the United Kingdom’s decision to leave the European Union) concerns and the greater negative economic impact of the COVID-19 crisis in the UK. The weakest European markets were France and the Netherlands, which lagged due to the heavy weight of the underperforming retail sector in both countries. Central banks and governments have acted quickly to

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provide unprecedented monetary and fiscal supports to combat the negative economic effects of the crisis. With most of Europe recently addressing a serious second wave of the pandemic and returning to some type of lockdown, positive results from several final stage vaccine clinical trials are providing hope that effective immunizations can begin by the end of 2020. This news sparked a sharp rally in share prices of deeply discounted value sectors such as retail and hotels that have underperformed since the pandemic began.

•

Although Asian real estate equities posted negative returns during the period, they have rebounded strongly from their lows in March 2020, aided by the massive fiscal and monetary stimulus of the region’s central bankers. Australian REITs bore the brunt of the correction, weighed down by a high retail component. With lockdowns in place to combat the spread of COVID-19, landlords were mandated to offer their tenants rent relief. Residential developers outperformed during the period, benefiting from Australian government subsidies and grants for home acquisition in an effort to kick-start the nation’s economy. There are growing concerns, even in Japan, that office demand may shrink as work-from-home policies gather support, especially when the newly appointed Japanese Prime Minister Yoshihide Suga allocated greater resources to improve telecommunication infrastructure to ease the challenges of working remotely. The Japanese market’s valuation contracted further during the period, especially among Japanese developers that were heavily exposed to the Tokyo office market, with vacancies increasing in June 2020 after eight years of contraction. In Hong Kong, not only did the region’s market contend with COVID-19 after having been severely impacted by year-long civil unrest, but it declined further after Chinese authorities imposed a security law in June that essentially banned foreign interference in the city’s political affairs and any acts that threaten national powers. Many observers perceived that the law violated the “one country, two systems” principle granted to Hong Kong for at least 50 years after the British handed the city over to China in 1997. By default, investors viewed Singapore REITs as a safe-haven investment during the period. Even the office sector was perceived to be better positioned for a recovery.

What worked and didn’t work?

•

The Fund’s relative performance trailed the Index during the reporting period. North America was the main driver of this underperformance, although Europe also lagged. Asia outperformed on a relative basis.

•

In North America, the hotel sector significantly underperformed due to the Fund’s overweight position to the sector and, to a lesser degree, weak security selection within the sector. Triple net leases also detracted from performance, a result of unfavorable stock selection and an overweight allocation to the sector. Lastly, the Fund’s underexposure to the industrial sector negatively impacted relative performance. On the

PGIM Real Estate Income Fund	9

Strategy and Performance Overview (continued)

positive side, a sizable overweight allocation to—and strong stock selection within—the healthcare sector contributed to the Fund’s performance, along with underweight positions in the mall and residential securities sectors.

•

Europe’s underperformance came largely from underweighting Germany relative to the Index. The Netherlands also detracted from Fund performance due to an overweight position to the region and weak stock selection. Lack of exposure to France was beneficial, as was UK stock selection.

•

Asia outperformed relative to the Index. Strong stock selection and an overweight position to Australia contributed, as did an overweight allocation to Hong Kong. Weak stock selection in Japan detracted.

Current outlook

•

The US REIT market currently trades at a 5.7% implied capitalization rate, or a roughly 480-bp spread to the 10-year US Treasury, compared with the long-term average of 320 bps. The near-term outlook for REIT cash flows may be choppy, but most US REITs continue to see improving rent collections and a steady improvement in demand trends. Moreover, recent messaging from the Federal Reserve suggests a prolonged period of low interest rates and upward pricing pressure for real estate valuations—a long-term positive trend for the REIT market. PGIM Real Estate remains diligent in its value-based investment process, emphasizing individual stock selections and minimizing unintended factor exposure. Market volatility resulting from the COVID-19 pandemic has magnified return dispersion within the REIT market and, in PGIM Real Estate’s view, has greatly increased the advantage of active management. PGIM Real Estate has taken advantage of select names in overly penalized sectors such as lodging that have significant upside potential given depressed valuations. PGIM Real Estate is also finding value in sectors that have declined and in companies with depressed cash flows, but that have clear paths to cash-flow recovery and are not clouded by secular challenges such as investments in the office and retail sectors. PGIM Real Estate maintains an overweight exposure to the industrial sector based on attractive valuations and secular demand driven by rapid growth in e-commerce. PGIM Real Estate also maintains an overweight exposure to manufactured housing and single-family rentals—both markets that are well-positioned to benefit from strong secular demand.

•

The European public real estate market has risen more 30% since hitting a trough in the middle of March 2020, as investors became more optimistic about the prospects of an economic recovery. Investors were also attracted to the enormous discounts available in the public real estate markets relative to private markets. Since then, however, the European public market has largely traded sideways in local currency terms. Despite the recovery from the March low, by the end of the period the European region still traded at an average 18% discount to net asset value (NAV) forecasts for

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2020, with a 4.2% average dividend yield. There is a very wide dispersion of NAV discounts. While valuations in the European public real estate market remain attractive, PGIM Real Estate expects near-term volatility and that the recovery will be felt to different degrees by various sectors. PGIM Real Estate sees significant structural headwinds in the retail sector and maintains a preference for industrial/logistics and alternatives. While it is impossible to predict how long the pandemic crisis will last, central banks and governments globally have responded quickly with robust action to mitigate the painful effects of the economic downturn. Central banks have announced interest rate cuts and far-reaching liquidity measures to support financial institutions and bank lending to businesses. Governments have launched massive fiscal support to struggling businesses through loan guarantees, delayed tax deadlines, local business tax relief, and statutory sick-pay subsidies, as well as direct salary subsidies for furloughed employees to avoid disastrous increases in unemployment. Public market valuations still offer significant discounts to NAV and to private market valuations in most sectors, but the rental outlook is uncertain. The worst-affected sectors are hotels and retail, but all sectors are seeing evidence of varying degrees of rent interruptions. In PGIM Real Estate’s view, the key questions at this point are: How long will rentals fall? How deep will they fall? And where will rent levels return to once the market begins to normalize? Companies are conserving cash and liquidity, drawing down credit lines.

•

As COVID-19 caseloads have dwindled in Asia recently, the focus in the region is now on the timing of re-opening economies. Sectors that have witnessed a significant contraction in demand (e.g., hospitality and retail) likely will see promising signs of recovery in upcoming months, in PGIM Real Estate’s view. Following the US presidential election, the region also likely will focus on key geopolitical relationships between the US, its allies, and China. PGIM Real Estate expects more policy consistency and less volatility in these relationships, which bodes well for equity markets. In the near term, the following themes may be in focus: 1) COVID-19’s impact on the region’s societies and economies, 2) economic stimulus responses, 3) sustained low bond yields on REIT valuations, 4) recovery in the retail and hospitality sectors, 5) US-China relations, and 6) logistics and data centers as the strongest opportunity set. Markets remain vulnerable, with global re-openings fraught with the risk of potential subsequent waves of COVID-19 amid growing economic and social marginalization. However, PGIM Real Estate believes a new US president might help stabilize geopolitical and trade relations in the region. Within individual sectors, a sharper rise in sovereign bond yields could negatively impact regional REIT valuations. In the event of a long, drawn-out fight against COVID-19 or a delay in the production of an effective vaccine, economic growth could remain stagnant until the latter half of 2021, in PGIM Real Estate’s view.

PGIM Real Estate Income Fund	11

Strategy and Performance Overview (continued)

Comments on Largest Holdings (unaudited)

4.3% Simon Property Group, Inc., Retail REITs

Simon Property Group owns, develops, and manages retail real estate properties, including regional malls, outlet centers, community/lifestyle centers, and international properties.

4.3% MGM Growth Properties, LLC, Hotel & Resort REITs

MGM Growth Properties acquires, owns, and leases destination entertainment and leisure resorts, including casino gaming, hotel, convention, dining, retail, and entertainment properties.

4.1% Spirit Realty Capital, Inc., Retail REITs

Spirit Realty Capital invests in single-tenant and triple-net basis real estate properties in the US that are engaged in retail, service, and distribution industries.

4.0% Americold Realty Trust, Industrial REITs

Americold Realty Trust provides temperature-controlled food distribution services. The company offers warehousing, consolidation programs, shipment management, multi-vendor consolidation, and logistics solutions. It serves food producers, processors, distributors, wholesalers, retailers, and restaurants worldwide.

3.8% Global Medical REIT, Inc., Healthcare REITs

Global Medical REIT acquires and manages real estate assets in the healthcare industry, including hospitals, medical centers, nursing facilities, and retirement homes.

12	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Real Estate Income Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Real Estate Income Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,063.70	1.35%	$7.00
	Hypothetical	$1,000.00	$1,018.35	1.35%	$6.85
Class C	Actual	$1,000.00	$1,058.40	2.10%	$10.87
	Hypothetical	$1,000.00	$1,014.58	2.10%	$10.63
Class Z	Actual	$1,000.00	$1,063.40	1.10%	$5.71
	Hypothetical	$1,000.00	$1,019.61	1.10%	$5.58
Class R6	Actual	$1,000.00	$1,064.90	1.10%	$5.71
	Hypothetical	$1,000.00	$1,019.61	1.10%	$5.58

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

14	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 100.0%

COMMON STOCKS 76.0%

Diversified Real Estate Activities 8.0%
Hang Lung Properties Ltd. (Hong Kong)	189,358	$463,035
New World Development Co. Ltd. (Hong Kong)	243,765	1,166,465
Sun Hung Kai Properties Ltd. (Hong Kong)	72,404	930,284

		2,559,784

Diversified REITs 9.3%
Activia Properties, Inc. (Japan)	117	423,221
Essential Properties Realty Trust, Inc.	57,863	955,897
Stockland (Australia)	305,376	825,048
STORE Capital Corp.	30,487	783,516

		2,987,682

Health Care REITs 6.0%
Community Healthcare Trust, Inc.	6,766	313,266
Global Medical REIT, Inc.	99,429	1,235,902
Primary Health Properties PLC (United Kingdom)	198,571	371,163

		1,920,331

Hotel & Resort REITs 4.3%
MGM Growth Properties LLC (Class A Stock)	52,690	1,393,650

Industrial REITs 6.1%
Americold Realty Trust	35,082	1,271,021
Mapletree Industrial Trust (Singapore)	138,202	308,757
Mapletree Logistics Trust (Singapore)	271,073	388,171

		1,967,949

Office REITs 9.8%
alstria office REIT-AG (Germany)	54,125	688,828
Corporate Office Properties Trust	35,371	793,372
Franklin Street Properties Corp.	78,187	328,385
Keppel REIT (Singapore)	1,161,794	847,886
NSI NV (Netherlands)	15,425	488,874

		3,147,345

Real Estate Operating Companies 3.5%
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	296,407	1,140,243

See Notes to Financial Statements.

PGIM Real Estate Income Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Residential REITs 6.5%
American Campus Communities, Inc.	25,802	$966,543
Camden Property Trust	4,460	411,390
UDR, Inc.	22,402	699,839

		2,077,772

Retail REITs 14.1%
Agree Realty Corp.	4,741	294,274
Regency Centers Corp.	30,345	1,079,979
Simon Property Group, Inc.	22,206	1,394,759
Spirit Realty Capital, Inc.	43,489	1,306,844
Supermarket Income REIT PLC (United Kingdom)	354,600	473,130

		4,548,986

Specialized REITs 8.4%
Gaming & Leisure Properties, Inc.	26,453	961,566
Life Storage, Inc.	4,991	569,723
VICI Properties, Inc.	50,587	1,160,972

		2,692,261

TOTAL COMMON STOCKS
(cost $25,759,316)		24,436,003

PREFERRED STOCKS 24.0%

Diversified REITs 7.0%
Armada Hoffler Properties, Inc.	35,000	808,850
Gladstone Commercial Corp.	32,778	816,172
PS Business Parks, Inc.	24,222	630,015

		2,255,037

Industrial REITs 5.0%
Monmouth Real Estate Investment Corp.	34,020	847,098
Rexford Industrial Realty, Inc.	29,441	758,341

		1,605,439

Office REITs 2.6%
Office Properties Income Trust	33,192	837,434

Residential REITs 7.9%
American Homes 4 Rent	41,162	1,082,561

See Notes to Financial Statements.

16

Description	Shares	Value

PREFERRED STOCKS (Continued)

Residential REITs (cont’d.)
Investors Real Estate Trust	27,861	$717,699
UMH Properties, Inc.	28,516	728,869

		2,529,129

Specialized REITs 1.5%
EPR Properties	27,220	481,522

TOTAL PREFERRED STOCKS (cost $7,782,161)		7,708,561

RIGHTS* 0.0%

Industrial REITs
Mapletree Logistics Trust (Singapore), expiring 11/20/20 (cost $0)	5,150	—

TOTAL LONG-TERM INVESTMENTS (cost $33,541,477)		32,144,564

SHORT-TERM INVESTMENT 0.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $36,440)(w)	36,440	36,440

TOTAL INVESTMENTS 100.1% (cost $33,577,917)		32,181,004
Liabilities in excess of other assets (0.1)%		(33,837)

NET ASSETS 100.0%		$32,147,167

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

PGIM Real Estate Income Fund	17

Schedule of Investments (continued)

as of October 31, 2020

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$825,048	$—
Germany	—	688,828	—
Hong Kong	—	3,700,027	—
Japan	—	423,221	—
Netherlands	—	488,874	—
Singapore	—	1,544,814	—
United Kingdom	—	844,293	—
United States	15,920,898	—	—
Preferred Stocks
United States	7,708,561	—	—
Rights
Singapore	—	—	—
Affiliated Mutual Fund	36,440	—	—

Total	$23,665,899	$8,515,105	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Diversified REITs	16.3%
Residential REITs	14.4
Retail REITs	14.1
Office REITs	12.4
Industrial REITs	11.1
Specialized REITs	9.9
Diversified Real Estate Activities	8.0
Health Care REITs	6.0
Hotel & Resort REITs	4.3
Real Estate Operating Companies	3.5
Affiliated Mutual Fund	0.1

100.1
Liabilities in excess of other assets	(0.1)

100.0%

See Notes to Financial Statements.

18

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$—	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

For the year ended October 31, 2020, the Fund did not have any net realized gain (loss) on derivatives in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(1,879)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Real Estate Income Fund	19

Statement of Assets & Liabilities

as of October 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $33,541,477)	$32,144,564
Affiliated investments (cost $36,440)	36,440
Receivable for investments sold	320,109
Receivable for Fund shares sold	43,180
Dividends receivable	22,705
Due from Manager	6,878
Tax reclaim receivable	5,626
Prepaid expenses and other assets	6,445

Total Assets	32,585,947

Liabilities
Payable for investments purchased	323,482
Payable for Fund shares reacquired	39,509
Accrued expenses and other liabilities	39,206
Audit fee payable	31,900
Payable to custodian	3,104
Trustees’ fees payable	930
Distribution fee payable	436
Affiliated transfer agent fee payable	213

Total Liabilities	438,780

Net Assets	$32,147,167

Net assets were comprised of:
Shares of beneficial interest, at par	$4,185
Paid-in capital in excess of par	34,902,814
Total distributable earnings (loss)	(2,759,832)

Net assets, October 31, 2020	$32,147,167

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($866,212 ÷ 112,900 shares of beneficial interest issued and outstanding)	$7.67
Maximum sales charge (5.50% of offering price)	0.45

Maximum offering price to public	$8.12

Class C
Net asset value, offering price and redemption price per share, ($267,829 ÷ 34,910 shares of beneficial interest issued and outstanding)	$7.67

Class Z
Net asset value, offering price and redemption price per share, ($7,796,685 ÷ 1,013,234 shares of beneficial interest issued and outstanding)	$7.69

Class R6
Net asset value, offering price and redemption price per share, ($23,216,441 ÷ 3,023,607 shares of beneficial interest issued and outstanding)	$7.68

See Notes to Financial Statements.

PGIM Real Estate Income Fund	21

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $19,399 foreign withholding tax)	$554,304
Affiliated dividend income	1,669
Income from securities lending, net (including affiliated income of $55)	91

Total income	556,064

Expenses
Management fee	93,715
Distribution fee(a)	7,391
Custodian and accounting fees	65,829
Registration fees(a)	60,403
Audit fee	32,108
Legal fees and expenses	21,179
Shareholders’ reports	16,021
Transfer agent’s fees and expenses (including affiliated expense of $1,627)(a)	14,712
Trustees’ fees	10,921
Miscellaneous	20,650

Total expenses	342,929
Less: Fee waiver and/or expense reimbursement(a)	(205,714)
Distribution fee waiver(a)	(398)

Net expenses	136,817

Net investment income (loss)	419,247

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $38)	(867,436)
Foreign currency transactions	(2,927)

(870,363)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,993,175)
Foreign currencies	298

(2,992,877)

Net gain (loss) on investment and foreign currency transactions	(3,863,240)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,443,993)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	2,386	5,005	—	—
Registration fees	14,901	14,901	14,901	15,700
Transfer agent’s fees and expenses	2,029	762	11,807	114
Fee waiver and/or expense reimbursement	(26,788)	(21,707)	(139,013)	(18,206)
Distribution fee waiver	(398)	—	—	—

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$419,247	$416,669
Net realized gain (loss) on investment and foreign currency transactions	(870,363)	1,055,898
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,992,877)	1,676,454

Net increase (decrease) in net assets resulting from operations	(3,443,993)	3,149,021

Dividends and Distributions
Distributions from distributable earnings
Class A	(63,029)	(26,656)
Class C	(42,882)	(15,965)
Class Z	(975,513)	(480,561)
Class R6	(18,654)	(4,594)

	(1,100,078)	(527,776)

Tax return of capital distributions
Class A	(10,694)	—
Class C	(7,275)	—
Class Z	(165,505)	—
Class R6	(3,165)	—

	(186,639)	—

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	28,004,160	9,084,615
Net asset value of shares issued in reinvestment of dividends and distributions	1,279,740	525,036
Cost of shares reacquired	(10,568,326)	(2,047,899)

Net increase (decrease) in net assets from Fund share transactions	18,715,574	7,561,752

Total increase (decrease)	13,984,864	10,182,997

Net Assets:
Beginning of year	18,162,303	7,979,306

End of year	$32,147,167	$18,162,303

See Notes to Financial Statements.

PGIM Real Estate Income Fund	23

Notes to Financial Statements

1.   Organization

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five series: PGIM Absolute Return Bond Fund, PGIM QMA Large-Cap Core Equity Fund and PGIM Select Real Estate Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM International Bond Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Real Estate Income Fund (the “Fund”).

The investment objective of the Fund is to seek income and capital appreciation.

2.   Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

24

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Real Estate Income Fund	25

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating

26

factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or

PGIM Real Estate Income Fund	27

Notes to Financial Statements (continued)

return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

28

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into an amended and restated subadvisory agreement with PGIM, Inc. (which provides subadvisory services to the Fund through its business unit, PGIM Real Estate) and PGIM Real Estate (UK) Limited (formerly PGIM Fund Management Limited), an indirect wholly-owned subsidiary of PGIM, Inc. (together, the “Subadvisers”). The subadvisory agreement provides that the Subadvisers will provide investment advisory services to the Fund with respect to the assets of the Fund allocated to them by the Manager. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the Subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion, 0.78% of the next $2 billion, 0.76% of the next $2 billion, 0.75% of the next $5 billion and 0.74% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.35% of average daily net assets for Class A shares, 2.10% of average daily net assets for Class C shares, 1.10% of average daily net assets for Class Z shares and 1.10% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired

PGIM Real Estate Income Fund	29

Notes to Financial Statements (continued)

fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.25% of the average daily net assets of Class A shares.

For the year ended October 31, 2020, PIMS received $23,512 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $294 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.   Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

30

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.   Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended October 31, 2020, were $27,113,585 and $32,569,400, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$ 744,697	$8,907,909	$9,616,166	$—	$—	$36,440	36,440	$1,669

PGIM Real Estate Income Fund	31

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund*
$ 354,273	$ 380,645	$ 734,956	$—	$38	$ —	—	$ 55**
$1,098,970	$9,288,554	$10,351,122	$—	$38	$36,440		$1,724

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.   Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $1,100,078 of ordinary income and $186,639 of tax return of capital. For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $527,776 of ordinary income.

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$33,652,277	$91,701	$(1,562,974)	$(1,471,273)

The book basis differs from tax basis primarily due to deferred losses on wash sales and book/tax differences in the treatment of passive foreign investment companies.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $1,286,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

32

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.   Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided four into classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class Z	692,941	68.4%
Class R6	2,978,836	98.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
2	87.7%	1	8.8%

PGIM Real Estate Income Fund	33

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	73,503	$633,458
Shares issued in reinvestment of dividends and distributions	7,918	70,705
Shares reacquired	(54,331)	(478,284)

Net increase (decrease) in shares outstanding	27,090	$225,879

Year ended October 31, 2019:
Shares sold	42,526	$417,140
Shares issued in reinvestment of dividends and distributions	2,679	25,672
Shares reacquired	(31,794)	(294,954)

Net increase (decrease) in shares outstanding before conversion	13,411	147,858
Shares issued upon conversion from other share class(es)	1,443	14,218

Net increase (decrease) in shares outstanding	14,854	$162,076

Class C
Year ended October 31, 2020:
Shares sold	16,306	$169,704
Shares issued in reinvestment of dividends and distributions	5,405	50,157
Shares reacquired	(46,711)	(387,442)

Net increase (decrease) in shares outstanding	(25,000)	$(167,581)

Year ended October 31, 2019:
Shares sold	32,053	$291,635
Shares issued in reinvestment of dividends and distributions	1,676	15,965
Shares reacquired	(10,795)	(94,916)

Net increase (decrease) in shares outstanding before conversion	22,934	212,684
Shares reacquired upon conversion into other share class(es)	(1,442)	(14,218)

Net increase (decrease) in shares outstanding	21,492	$198,466

Class Z
Year ended October 31, 2020:
Shares sold	317,921	$2,882,817
Shares issued in reinvestment of dividends and distributions	122,355	1,137,059
Shares reacquired	(966,399)	(9,534,838)

Net increase (decrease) in shares outstanding	(526,123)	$(5,514,962)

Year ended October 31, 2019:
Shares sold	864,219	$8,266,388
Shares issued in reinvestment of dividends and distributions	48,986	478,805
Shares reacquired	(165,877)	(1,609,190)

Net increase (decrease) in shares outstanding	747,328	$7,136,003

34

Class R6	Shares	Amount
Year ended October 31, 2020:
Shares sold	3,027,301	$24,318,181
Shares issued in reinvestment of dividends and distributions	2,578	21,819
Shares reacquired	(21,124)	(167,762)

Net increase (decrease) in shares outstanding	3,008,755	$24,172,238

Year ended October 31, 2019:
Shares sold	11,145	$109,452
Shares issued in reinvestment of dividends and distributions	474	4,594
Shares reacquired	(4,780)	(48,839)

Net increase (decrease) in shares outstanding	6,839	$65,207

8.   Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$1,200,000,000	$1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 28 days that the Fund had loans outstanding during the period was approximately $482,679, borrowed at a weighted average interest rate of 2.57%. The maximum loan outstanding amount during the period was $1,929,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

PGIM Real Estate Income Fund	35

Notes to Financial Statements (continued)

9.   Purchases & Redemption In-kind

On September 15, 2020, the Board approved changes which would change the way an affiliated mutual fund within the PGIM Retail Mutual Fund Complex (“PGIM Income Builder Fund”), obtained exposure to a particular asset class by investing in an applicable PGIM Retail Mutual Fund (the “Underlying Funds”), one of which is the PGIM Real Estate Income Fund, utilizing a substantially similar investment strategy rather than from investing in direct investments.

As of the close of business on October 23, 2020, the PGIM Income Builder Fund delivered portfolio securities and other assets to four Underlying Funds in exchange for Class R6 shares of the Underlying Funds.

The following table is a summary of the value of such securities and other assets that were transferred in-kind and the shares purchased in-kind as applicable to the PGIM Real Estate Income Fund.

Fund/Sleeve	Market Value of Net Assets Received	Applicable Underlying Fund	Applicable Underlying Fund Shares of R6 Transferred
PGIM Income Builder Fund/Real Estate Income	$23,909,145	PGIM Real Estate Income Fund	2,977,478

The dollar amount of in-kind shares is included with net proceeds from shares sold on the Statement of Changes in Net Assets. The share amount of in-kind shares is included within shares sold for Class R6 in Note 7.

For US GAAP purposes, the securities and other assets transferred were recorded at fair value, but the historical cost basis of the assets transferred was not carried forward to the Underlying Funds.

10.   Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

36

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases

PGIM Real Estate Income Fund	37

Notes to Financial Statements (continued)

could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Real Estate Related Securities Risk: An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local

38

economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, the Fund’s performance can deviate from the performance of such indexes. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

11.   Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Real Estate Income Fund	39

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.66	$8.76	$9.62	$9.66	$9.59
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.28	0.34	0.39	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.43)	1.97	(0.63)	0.05	0.39
Total from investment operations	(2.16)	2.25	(0.29)	0.44	0.63
Less Dividends and Distributions:
Dividends from net investment income	(0.63)	(0.35)	(0.50)	(0.48)	(0.56)
Tax return of capital distributions	(0.14)	-	(0.07)	-	-
Distributions from net realized gains	(0.06)	-	-	-	-
Total dividends and distributions	(0.83)	(0.35)	(0.57)	(0.48)	(0.56)
Net asset value, end of year	$7.67	$10.66	$8.76	$9.62	$9.66
Total Return(b):	(21.25)%	26.26%	(3.15)%	4.60%	6.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$866	$915	$621	$914	$637
Average net assets (000)	$796	$677	$878	$744	$186
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.36%	1.35%	1.36%	1.35%	1.35%
Expenses before waivers and/or expense reimbursement	4.78%	4.65%	4.85%	3.30%	3.37%
Net investment income (loss)	3.18%	2.91%	3.73%	4.00%	2.45%
Portfolio turnover rate(e)(f)	235%	257%	153%	137%	113%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

40

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.66	$8.76	$9.62	$9.66	$9.58
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.21	0.27	0.32	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.45)	1.97	(0.63)	0.05	0.38
Total from investment operations	(2.22)	2.18	(0.36)	0.37	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.57)	(0.28)	(0.44)	(0.41)	(0.49)
Tax return of capital distributions	(0.14)	-	(0.06)	-	-
Distributions from net realized gains	(0.06)	-	-	-	-
Total dividends and distributions	(0.77)	(0.28)	(0.50)	(0.41)	(0.49)
Net asset value, end of year	$7.67	$10.66	$8.76	$9.62	$9.66
Total Return(b):	(21.86)%	25.34%	(3.85)%	3.83%	6.22%

Ratios/Supplemental Data:
Net assets, end of year (000)	$268	$639	$336	$293	$321
Average net assets (000)	$500	$510	$314	$309	$151
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.11%	2.10%	2.11%	2.10%	2.10%
Expenses before waivers and/or expense reimbursement	6.45%	5.86%	8.85%	4.00%	4.78%
Net investment income (loss)	2.62%	2.21%	2.98%	3.29%	1.98%
Portfolio turnover rate(e)(f)	235%	257%	153%	137%	113%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Real Estate Income Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.69	$8.78	$9.62	$9.66	$9.59
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.31	0.39	0.40	0.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.49)	1.98	(0.64)	0.06	0.28
Total from investment operations	(2.15)	2.29	(0.25)	0.46	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.65)	(0.38)	(0.52)	(0.50)	(0.59)
Tax return of capital distributions	(0.14)	-	(0.07)	-	-
Distributions from net realized gains	(0.06)	-	-	-	-
Total dividends and distributions	(0.85)	(0.38)	(0.59)	(0.50)	(0.59)
Net asset value, end of year	$7.69	$10.69	$8.78	$9.62	$9.66
Total Return(b):	(21.08)%	26.62%	(2.70)%	4.85%	7.19%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,797	$16,451	$6,951	$10,681	$5,512
Average net assets (000)	$9,743	$12,060	$8,632	$8,961	$5,008
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.11%	1.10%	0.98%	1.10%	1.10%
Expenses before waivers and/or expense reimbursement	2.54%	2.31%	2.81%	2.96%	4.85%
Net investment income (loss)	3.81%	3.17%	4.25%	4.17%	3.98%
Portfolio turnover rate(e)(f)	235%	257%	153%	137%	113%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

42

Class R6 Shares
	Year Ended October 31,			December 28, 2016(a) through October 31, 2017
	2020	2019	2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.67	$8.76	$9.62	$9.33
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.31	0.25	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.26)	1.98	(0.52)	0.38
Total from investment operations	(2.14)	2.29	(0.27)	0.69
Less Dividends and Distributions:
Dividends from net investment income	(0.65)	(0.38)	(0.50)	(0.40)
Tax return of capital distributions	(0.14)	-	(0.09)	-
Distributions from net realized gains	(0.06)	-	-	-
Total dividends and distributions	(0.85)	(0.38)	(0.59)	(0.40)
Net asset value, end of period	$7.68	$10.67	$8.76	$9.62
Total Return(c):	(21.03)%	26.54%	(2.92)%	7.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$23,216	$158	$70	$11
Average net assets (000)	$675	$115	$17	$11
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.10%	1.10	%(f)
Expenses before waivers and/or expense reimbursement	3.80%	8.55%	91.97%	2.79	%(f)
Net investment income (loss)	1.36%	3.15%	2.70%	3.78	%(f)
Portfolio turnover rate(g)(h)	235%	257%	153%	137%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Real Estate Income Fund	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of

PGIM Real Estate Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Real Estate Income Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

Federal Income Tax Information (unaudited)

For the year ended October 31, 2020, the Fund reports the maximum amount allowable, but not less than 7.06% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2020.

PGIM Real Estate Income Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Real Estate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Real Estate Income Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Real Estate Income Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Real Estate Income Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Real Estate (UK) Limited (“PGIM RE (UK)”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit (“PGIM Real Estate”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM RE (UK) and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	PGIM Real Estate Income Fund is a series of Prudential Investment Portfolios 9.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM RE (UK) and PGIM, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM RE (UK) and PGIM Real Estate. The Board noted that PGIM Real Estate and PGIM RE (UK) are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate and PGIM RE (UK), including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM RE (UK) and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of

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the PGIM RE (UK) and PGIM Real Estate portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, PGIM RE (UK)’s and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, PGIM RE (UK) and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, PGIM RE (UK) and PGIM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate and PGIM RE (UK), and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM RE (UK) and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2019 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM RE (UK) and PGIM Real Estate

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate, PGIM RE (UK) and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate and PGIM RE (UK) included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Real Estate and PGIM RE (UK) were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2019. The Board considered that the Fund commenced operations on June 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively

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determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board considered that the Fund commenced investment operations on June 3, 2015 and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.10% for Class R6 shares, and 1.10% for Class Z shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Real Estate Income Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate PGIM Real Estate (UK) Limited	7 Giralda Farms Madison, NJ 07940 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Real Estate Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing that Trustee at to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ESTATE INCOME FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PRKAX	PRKCX	PRKZX	PRKQX
CUSIP	74441J761	74441J753	74441J746	74441J670

MF228E

PGIM SELECT REAL ESTATE FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Select Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Select Real Estate Fund

December 15, 2020

PGIM Select Real Estate Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Five Years (%)	Since Inception (%)
Class A
(with sales charges)	–12.97	4.80	5.10 (8/1/14)
(without sales charges)	–7.90	5.99	6.06 (8/1/14)
Class C
(with sales charges)	–9.47	5.19	5.24 (8/1/14)
(without sales charges)	–8.60	5.19	5.24 (8/1/14)
Class Z
(without sales charges)	–7.73	6.24	6.31 (8/1/14)
Class R6
(without sales charges)	–7.70	6.24	6.30 (8/1/14)
FTSE EPRA/NAREIT Developed Index
	–22.93	0.22	0.70
S&P 500 Index*
	9.71	11.70	11.02

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. Copyright © 2020 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE EPRA/NAREIT Developed Index, by portraying the initial account values at the commencement of operations for Class Z shares (August 1, 2014) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Select Real Estate Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/20

Ten Largest Holdings	Real Estate Sectors	% of Net Assets
Prologis, Inc.	Industrial REITs	6.8%
Vonovia SE (Germany)	Real Estate Operating Companies	5.2%
Invitation Homes, Inc.	Residential REITs	4.4%
Americold Realty Trust	Industrial REITs	3.3%
Equity LifeStyle Properties, Inc.	Residential REITs	3.1%
Life Storage, Inc.	Specialized REITs	3.0%
Segro PLC (United Kingdom)	Industrial REITs	3.0%
QTS Realty Trust, Inc. (Class A Stock)	Specialized REITs	2.9%
Mitsubishi Estate Co. Ltd. (Japan)	Diversified Real Estate Activities	2.7%
New World Development Co. Ltd. (Hong Kong)	Diversified Real Estate Activities	2.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Select Real Estate Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Select Real Estate Fund’s Class Z shares returned -7.73% in the 12-month reporting period that ended October 31, 2020, outperforming the -22.93% return of the FTSE EPRA/NAREIT Developed Index (the Index).

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market during the reporting period were challenged due to the COVID-19 pandemic. In March 2020, the pandemic led to widespread lockdowns across the US, negatively impacting many property types in commercial real estate. Since then, the economic recovery has been uneven across real estate property sectors. Certain sectors such as data centers, towers, industrial, and single-family rental are actually thriving in the new environment. Other sectors such as storage, medical office, net lease, and healthcare experienced initial cash flow disruption but are starting to see a rapid recovery in underlying fundamentals. For other sectors, such as office and retail, the pandemic has accelerated secular headwinds, and the road to full recovery is likely to take years. Overall, the US market declined 18% over the period. Looking ahead, the REIT market’s average implied capitalization rate (i.e., the rate of return expected to be generated on a real estate investment property) sits at over 400 basis points (bps) relative to the 10-year US Treasury yield compared to a longer-term average of 320 bps. (One basis point is 0.01%.) In PGIM Real Estate’s opinion, the setup for the US REIT market over the next several years is especially compelling at this juncture, given recent underperformance and the likelihood of a sustained low-interest-rate environment and recovering cash flows in a post-COVID-19 vaccine world.

•

Europe’s total return during the period was significantly negative at -15.9% (US dollar total return) as a result of the pandemic hitting the region in the first quarter of 2020. Despite this, Europe was the best-performing global region over the period, helped in part by US dollar weakness. Europe was the first region after China with a serious COVID-19 outbreak, which began in Italy in February, quickly spread across the continent, and necessitated strict lockdown measures across the region. Germany was the best-performing European market over the period, lifted by the strong performance of its multi-family affordable residential sector. Finland was the next best performer, again driven by the defensive income and steady growth of the residential sector. Sweden, Belgium, and Switzerland were also leading performers. The United Kingdom’s return trailed the European average, reflecting both Brexit (i.e., the United Kingdom’s decision to leave the European Union) concerns and the greater negative economic impact of the COVID-19 crisis in the UK. The weakest European markets were France and the Netherlands, which lagged due to the heavy weight of the underperforming retail sector in both countries. Central banks and governments have acted quickly to provide unprecedented monetary and fiscal supports to combat the negative economic effects of the crisis. With most of Europe recently addressing a serious second wave of

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the pandemic and returning to some type of lockdown, positive results from several final-stage vaccine clinical trials are providing hope that effective immunizations can begin by the end of 2020. This news sparked a sharp rally in share prices of deeply discounted value sectors such as retail and hotels that have underperformed since the pandemic began.

•

Although Asian real estate equities posted negative returns during the period, they have rebounded strongly from their lows in March 2020, aided by the massive fiscal and monetary stimulus of the region’s central bankers. Australian REITs bore the brunt of the correction, weighed down by a high retail component. With lockdowns in place to combat the spread of COVID-19, landlords were mandated to offer their tenants rent relief. Residential developers outperformed during the period, benefiting from Australian government subsidies and grants for home acquisition in an effort to kick-start the nation’s economy. There are growing concerns, even in Japan, that office demand may shrink as work-from-home policies gather support, especially when the newly appointed Japanese Prime Minister Yoshihide Suga allocated greater resources to improve telecommunication infrastructure to ease the challenges of working remotely. The Japanese market’s valuation contracted further during the period, especially among Japanese developers that were heavily exposed to the Tokyo office market, with vacancies increasing in June 2020 after eight years of contraction. In Hong Kong, not only did the region’s market contend with COVID-19 after having been severely impacted by year-long civil unrest, but it declined further after Chinese authorities imposed a security law in June that essentially banned foreign interference in the city’s political affairs and any acts that threaten national powers. Many observers perceived that the law violated the “one country, two systems” principle granted to Hong Kong for at least 50 years after the British handed the city over to China in 1997. By default, investors viewed Singapore REITs as a safe-haven investment during the period. Even the office sector was perceived to be better positioned for a recovery.

What worked and didn’t work?

•

The Fund’s relative performance to the Index was strong during the reporting period. All three regions represented in the Fund (North America, Europe, and Asia) outperformed due to favorable security selections. Asset allocation was a slight drag on relative returns during the period.

•

North America’s contribution to performance was significant as most property sectors within the region performed well on a relative basis. The healthcare sector had the largest impact on relative performance as a result of positive stock selections, followed closely by industrials due to the Fund’s overweight allocation to the sector. The Fund’s underweight positions in malls and shopping centers were also beneficial. The specialty housing sector was a noteworthy outperformer due to a combination of favorable stock

PGIM Select Real Estate Fund	9

Strategy and Performance Overview (continued)

selections and an overweight allocation relative to the Index. The largest drags on performance were exposures to triple net leases and storage facilities.

•

In Europe, several countries contributed to the region’s outperformance during the period. Strong security selections and overweight positions in Finland and Belgium added to Fund returns. France also performed well due to the Fund’s underweight position to the country as well as solid stock picking. The United Kingdom favorably impacted the Fund due to positive security selections. Germany was a notable laggard due to negative stock selections and an unfavorable impact from an underweight position.

•	Asia’s outperformance came largely from two countries: Australia and Japan both had positive stock selections that outperformed the Index during the period.

Current outlook

•

The US REIT market currently trades at a 5.7% implied capitalization rate, or a roughly 480-bp spread to the 10-year US Treasury, compared with the long-term average of 320 bps. The near-term outlook for REIT cash flows may be choppy, but most US REITs continue to see improving rent collections and a steady improvement in demand trends. Moreover, recent messaging from the Federal Reserve suggests a prolonged period of low interest rates and upward pricing pressure for real estate valuations—a long-term positive trend for the REIT market. PGIM Real Estate remains diligent in its value-oriented investment process, emphasizing individual stock selections. Market volatility resulting from the COVID-19 outbreak has magnified return dispersion within the REIT market and, in PGIM Real Estate’s view, has greatly increased the advantage of active management. PGIM Real Estate has taken advantage of select names in overly penalized sectors such as lodging that have significant upside potential given depressed valuations. PGIM Real Estate is also finding value in sectors that have declined and in companies with depressed cash flows, but that have clear paths to cash-flow recovery and are not clouded by secular challenges such as investments in the office and retail sectors. PGIM Real Estate maintains an overweight exposure to the industrial sector based on attractive valuations and secular demand driven by rapid growth in e-commerce. PGIM Real Estate also maintains an overweight exposure to manufactured housing and single-family rentals—both markets that are well-positioned to benefit from strong secular demand.

•

The European public real estate market has risen more 30% since hitting a trough in the middle of March 2020, as investors became more optimistic about the prospects of an economic recovery. Investors were also attracted to the enormous discounts available in the public real estate markets relative to private markets. Since then, however, the European public market has largely traded sideways in local currency terms. Despite the recovery from the March low, by the end of the period the European region still traded at an average 18% discount to net asset value (NAV) forecasts for

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2020, with a 4.2% average dividend yield. There is a very wide dispersion of NAV discounts. While valuations in the European public real estate market remain attractive, PGIM Real Estate expects near-term volatility and that the recovery will be felt to different degrees by various sectors. PGIM Real Estate sees significant structural headwinds in the retail sector and maintains a preference for industrial/logistics and alternatives. While it is impossible to predict how long the pandemic crisis will last, central banks and governments globally have responded quickly with robust action to mitigate the painful effects of the economic downturn. Central banks have announced interest rate cuts and far-reaching liquidity measures to support financial institutions and bank lending to businesses. Governments have launched massive fiscal support to struggling businesses through loan guarantees, delayed tax deadlines, local business tax relief, and statutory sick-pay subsidies, as well as direct salary subsidies for furloughed employees to avoid disastrous increases in unemployment. Public market valuations still offer significant discounts to NAV and to private market valuations in most sectors, but the rental outlook is uncertain. The worst-affected sectors are hotels and retail, but all sectors are seeing evidence of varying degrees of rent interruptions. In PGIM Real Estate’s view, the key questions at this point are: How long will rentals fall? How deep will they fall? And where will rent levels return to once the market begins to normalize? Companies are conserving cash and liquidity, drawing down credit lines.

•

As COVID-19 caseloads have dwindled in Asia recently, the focus in the region is now on the timing of reopening economies. Sectors that have witnessed a significant contraction in demand (e.g., hospitality and retail) likely will see promising signs of recovery in upcoming months, in PGIM Real Estate’s view. Following the US presidential election, the region also likely will focus on key geopolitical relationships between the US, its allies, and China. PGIM Real Estate expects more policy consistency and less volatility in these relationships, which bodes well for equity markets. In the near term, the following themes may be in focus: 1) COVID-19’s impact on the region’s societies and economies, 2) economic stimulus responses, 3) sustained low bond yields on REIT valuations, 4) recovery in the retail and hospitality sectors, 5) US-China relations, and 6) logistics and data centers as the strongest opportunity set. Markets remain vulnerable, with global reopenings fraught with the risk of potential subsequent waves of COVID-19 amid growing economic and social marginalization. However, PGIM Real Estate believes a new US president might help stabilize geopolitical and trade relations. Within individual sectors, a sharper rise in sovereign bond yields could negatively impact regional REIT valuations. In the event of a long, drawn-out fight against COVID-19 or a delay in the production of an effective vaccine, economic growth could remain stagnant until the latter half of 2021, in PGIM Real Estate’s view.

PGIM Select Real Estate Fund	11

Strategy and Performance Overview (continued)

Comments on Largest Holdings (unaudited)

6.8% Prologis, Inc., Industrial REITs

Prologis is an owner, operator, and developer of industrial real estate, focusing on global and regional markets across the Americas, Europe, and Asia. The company also leases modern distribution facilities to customers, including manufacturers, retailers, transportation companies, third-party logistics providers, and other enterprises.

5.2% Vonovia SE, Real Estate Operating Companies

Vonovia offers residential real estate services, managing, leasing, and selling apartments throughout Germany.

4.4% Invitation Homes, Inc., Residential REITs

Invitation Homes offers real estate services in the US, owning and operating single-family rental homes. It also offers acquisition underwriting and execution, upfront capital investment and renovation, ongoing leasing and maintenance operations, and dispositions services.

3.3% Americold Realty Trust, Industrial REITs

Americold Realty Trust provides temperature-controlled food distribution services. The company offers warehousing, consolidation programs, shipment management, multi-vendor consolidation, and logistics solutions. It serves food producers, processors, distributors, wholesalers, retailers, and restaurants worldwide.

3.1% Equity Lifestyle Properties, Inc., Residential REITs

Equity Lifestyle Properties owns an interest in communities in the US and western Canada, acquiring properties such as camping grounds and seasonal resort communities.

12	Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Select Real Estate Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Select Real Estate Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,087.10	1.30%	$6.82
	Hypothetical	$1,000.00	$1,018.60	1.30%	$6.60
Class C	Actual	$1,000.00	$1,082.30	2.05%	$10.73
	Hypothetical	$1,000.00	$1,014.83	2.05%	$10.38
Class Z	Actual	$1,000.00	$1,087.40	1.05%	$5.51
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33
Class R6	Actual	$1,000.00	$1,087.80	1.05%	$5.51
	Hypothetical	$1,000.00	$1,019.86	1.05%	$5.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

14	Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS 98.8%

Diversified Real Estate Activities 9.1%
Hang Lung Properties Ltd. (Hong Kong)	377,104	$922,128
Mitsubishi Estate Co. Ltd. (Japan)	90,509	1,347,086
New World Development Co. Ltd. (Hong Kong)	277,627	1,328,502
Sumitomo Realty & Development Co. Ltd. (Japan)	32,167	859,603

		4,457,319

Diversified REITs 4.0%
Essential Properties Realty Trust, Inc.	75,967	1,254,975
STORE Capital Corp.	27,798	714,408

		1,969,383

Health Care REITs 3.8%
Community Healthcare Trust, Inc.	19,537	904,563
Global Medical REIT, Inc.	76,273	948,073

		1,852,636

Hotel & Resort REITs 5.8%
Apple Hospitality REIT, Inc.	124,775	1,235,273
Japan Hotel REIT Investment Corp. (Japan)	1,925	928,628
MGM Growth Properties LLC (Class A Stock)	25,241	667,624

		2,831,525

Industrial REITs 26.7%
Americold Realty Trust	45,395	1,644,661
Goodman Group (Australia)	71,253	921,239
Mapletree Logistics Trust (Singapore)	691,021	989,530
Mitsui Fudosan Logistics Park, Inc. (Japan)	203	969,045
Nippon Prologis REIT, Inc. (Japan)	178	586,047
Prologis, Inc.	33,518	3,324,985
Rexford Industrial Realty, Inc.	27,052	1,256,836
Segro PLC (United Kingdom)	124,572	1,456,431
Summit Industrial Income REIT (Canada)	112,944	1,141,902
Warehouses De Pauw CVA (Belgium)	25,456	851,260

		13,141,936

See Notes to Financial Statements.

PGIM Select Real Estate Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Internet Services & Infrastructure 2.0%
GDS Holdings Ltd. (China) (Class A Stock)*	48,072	$501,524
GDS Holdings Ltd. (China) ADR*	6,046	508,106

		1,009,630

Real Estate Operating Companies 13.1%
Kojamo OYJ (Finland)	53,753	1,108,821
Kungsleden AB (Sweden)	129,838	1,103,801
VGP NV (Belgium)	8,561	1,116,994
Vonovia SE (Germany)	39,888	2,544,065
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	155,238	597,182

		6,470,863

Residential REITs 14.2%
Camden Property Trust	10,892	1,004,678
Equity LifeStyle Properties, Inc.	25,420	1,504,610
Ingenia Communities Group (Australia)	252,859	820,781
Invitation Homes, Inc.	79,185	2,158,583
Sun Communities, Inc.	8,051	1,108,059
UDR, Inc.	13,254	414,055

		7,010,766

Retail REITs 8.6%
Agree Realty Corp.	18,443	1,144,757
British Land Co. PLC (The) (United Kingdom)	75,999	343,083
Frasers Centrepoint Trust (Singapore)	2,845	4,396
Japan Retail Fund Investment Corp. (Japan)	845	1,218,272
Simon Property Group, Inc.	12,650	794,546
Spirit Realty Capital, Inc.	23,851	716,723

		4,221,777

Specialized REITs 11.5%
American Tower Corp.	3,018	693,084
Equinix, Inc.	705	515,524
Extra Space Storage, Inc.	4,335	502,643
Life Storage, Inc.	12,906	1,473,220
QTS Realty Trust, Inc. (Class A Stock)	22,877	1,407,165
VICI Properties, Inc.	46,575	1,068,896

		5,660,532

TOTAL COMMON STOCKS (cost $46,731,518)		48,626,367

See Notes to Financial Statements.

16

Description	Shares	Value

RIGHTS* 0.0%

Industrial REITs
Mapletree Logistics Trust (Singapore), expiring 11/20/20 (cost $0)	12,729	$—

TOTAL LONG-TERM INVESTMENTS (cost $46,731,518)		48,626,367

SHORT-TERM INVESTMENT 3.3%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,636,468)(w)	1,636,468	1,636,468

TOTAL INVESTMENTS 102.1% (cost $48,367,986)		50,262,835
Liabilities in excess of other assets (2.1)%		(1,037,658)

NET ASSETS 100.0%		$49,225,177

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

CVA—Certificate Van Aandelen (Bearer)

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$1,742,020	$—
Belgium	—	1,968,254	—
Canada	1,141,902	—	—

See Notes to Financial Statements.

PGIM Select Real Estate Fund	17

Schedule of Investments (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
China.	$508,106	$501,524	$—
Finland	—	1,108,821	—
Germany	—	2,544,065	—
Hong Kong	—	2,847,812	—
Japan.	—	5,908,681	—
Singapore	—	993,926	—
Sweden	—	1,103,801	—
United Kingdom	—	1,799,514	—
United States.	26,457,941	—	—
Rights
Singapore	—	—	—
Affiliated Mutual Fund	1,636,468	—	—

Total	$29,744,417	$20,518,418	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Industrial REITs	26.7%
Residential REITs	14.2
Real Estate Operating Companies	13.1
Specialized REITs	11.5
Diversified Real Estate Activities	9.1
Retail REITs	8.6
Hotel & Resort REITs	5.8
Diversified REITs	4.0
Health Care REITs	3.8
Affiliated Mutual Fund	3.3
Internet Services & Infrastructure	2.0

102.1
Liabilities in excess of other assets	(2.1)

100.0%

See Notes to Financial Statements.

18

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$—	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

For the year ended October 31, 2020, the Fund did not have any net realized gain (loss) on derivatives in the Statement of

Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$(2,854)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Select Real Estate Fund	19

Statement of Assets and Liabilities

as of October 31, 2020

Assets

Investments at value:
Unaffiliated investments (cost $46,731,518)	$48,626,367
Affiliated investments (cost $1,636,468)	1,636,468
Receivable for investments sold	762,166
Receivable for Fund shares sold	604,143
Dividends receivable	83,966
Tax reclaim receivable	22,394
Due from Manager	3,153
Prepaid expenses	3,203

Total Assets	51,741,860

Liabilities

Payable for investments purchased	2,230,350
Payable for Fund shares reacquired	205,365
Accrued expenses and other liabilities	77,542
Distribution fee payable	1,477
Affiliated transfer agent fee payable	973
Trustees’ fees payable	950
Payable to custodian	26

Total Liabilities	2,516,683

Net Assets	$49,225,177

Net assets were comprised of:
Shares of beneficial interest, at par	$ 4,306
Paid-in capital in excess of par	50,901,411
Total distributable earnings (loss)	(1,680,540)

Net assets, October 31, 2020	$49,225,177

See Notes to Financial Statements.

20

Class A

Net asset value and redemption price per share, ($3,878,496 ÷ 337,919 shares of beneficial interest issued and outstanding)	$11.48
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price to public	$12.15

Class C

Net asset value, offering price and redemption price per share, ($604,681 ÷ 53,297 shares of beneficial interest issued and outstanding)	$11.35

Class Z

Net asset value, offering price and redemption price per share, ($29,056,383 ÷ 2,527,775 shares of beneficial interest issued and outstanding)	$11.49

Class R6

Net asset value, offering price and redemption price per share, ($15,685,617 ÷ 1,386,804 shares of beneficial interest issued and outstanding)	$11.31

See Notes to Financial Statements.

PGIM Select Real Estate Fund	21

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $42,804 foreign withholding tax)	$891,692
Affiliated dividend income	6,297
Income from securities lending, net (including affiliated income of $15)	166

Total income	898,155

Expenses
Management fee	282,820
Distribution fee(a)	18,917
Custodian and accounting fees	88,707
Registration fees(a)	64,482
Audit fee	32,208
Transfer agent’s fees and expenses (including affiliated expense of $6,394)(a)	29,054
Legal fees and expenses	21,287
Shareholders’ reports	12,756
Trustees’ fees	11,027
Miscellaneous	20,555

Total expenses	581,813
Less: Fee waiver and/or expense reimbursement(a)	(191,256)
Distribution fee waiver(a)	(2,267)

Net expenses	388,290

Net investment income (loss)	509,865

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(3,149,430)
Foreign currency transactions	(8,483)

(3,157,913)

Net change in unrealized appreciation (depreciation) on:
Investments	(897,922)
Foreign currencies	1,734

(896,188)

Net gain (loss) on investment and foreign currency transactions	(4,054,101)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(3,544,236)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	13,601	5,316	—	—
Registration fees	15,088	15,088	19,218	15,088
Transfer agent’s fees and expenses	6,982	817	21,022	233
Fee waiver and/or expense reimbursement	(34,550)	(17,351)	(79,484)	(59,871)
Distribution fee waiver	(2,267)	—	—	—

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$509,865	$204,706
Net realized gain (loss) on investment and foreign currency transactions	(3,157,913)	877,695
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(896,188)	2,856,431

Net increase (decrease) in net assets resulting from operations	(3,544,236)	3,938,832

Dividends and Distributions
Distributions from distributable earnings
Class A	(249,514)	(105,398)
Class C	(22,861)	(2,117)
Class Z	(568,118)	(22,724)
Class R6	(959,853)	(276,839)

	(1,800,346)	(407,078)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	41,530,766	16,624,282
Net asset value of shares issued in reinvestment of dividends and distributions	1,798,710	407,047
Cost of shares reacquired	(17,061,180)	(964,311)

Net increase (decrease) in net assets from Fund share transactions	26,268,296	16,067,018

Total increase (decrease)	20,923,714	19,598,772

Net Assets:
Beginning of year	28,301,463	8,702,691

End of year	$49,225,177	$28,301,463

See Notes to Financial Statements.

PGIM Select Real Estate Fund	23

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five series: PGIM Absolute Return Bond Fund, PGIM QMA Large-Cap Core Equity Fund and PGIM Select Real Estate Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM International Bond Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Select Real Estate Fund (the “Fund”).

The investment objective of the Fund is to seek income and capital appreciation.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

24

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Select Real Estate Fund	25

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating

26

factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or

PGIM Select Real Estate Fund	27

Notes to Financial Statements (continued)

return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

28

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into an amended and restated subadvisory agreement with PGIM, Inc. (which provides subadvisory services to the Fund through its business unit, PGIM Real Estate) and PGIM Real Estate (UK) Limited (formerly PGIM Fund Management Limited), an indirect wholly-owned subsidiary of PGIM, Inc. (together, the “Subadvisers”). The subadvisory agreement provides that the Subadvisers will provide investment advisory services to the Fund with respect to the assets of the Fund allocated to them by the Manager. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the Subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion, 0.78% of the next $2 billion, 0.76% of the next $2 billion, 0.75% of the next $5 billion and 0.74% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended October 31, 2020.

The Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.30% of average daily net assets for Class A shares, 2.05% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class Z shares and 1.05% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired

PGIM Select Real Estate Fund	29

Notes to Financial Statements (continued)

fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2022 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended October 31, 2020, PIMS received $12,404 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS received $20 and $83 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc., PGIM Real Estate (UK) Limited and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer

30

agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $134,294,361 and $109,268,527, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$560,924	$39,681,066	$38,605,522	$—	$—	$1,636,468	1,636,468	$6,297

PGIM Select Real Estate Fund	31

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund*
$—	$2,866,007	$2,866,007	$—	$—	$—	—	$15	**

$560,924	$42,547,073	$41,471,529	$—	$—	$1,636,468		$6,312

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $1,670,983 of ordinary income and $129,363 of long-term capital gains. For the year ended October 31, 2019, the tax character of dividends paid by the Fund were $298,962 of ordinary income and $108,116 of long-term capital gains.

As of October 31, 2020, the accumulated undistributed earnings on a tax basis was $783,550 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$49,613,164	$2,613,605	$(1,963,934)	$649,671

The book basis differs from tax basis primarily due to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $3,114,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

32

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	204,470	60.5%
Class C	1,214	2.3%
Class R6	1,382,236	99.7%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated

Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
3	31.8%	3	57.1%

PGIM Select Real Estate Fund	33

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount

Year ended October 31, 2020:
Shares sold	196,557	$2,367,915
Shares issued in reinvestment of dividends and distributions	20,428	248,038
Shares reacquired	(216,412)	(2,521,929)

Net increase (decrease) in shares outstanding before conversion	573	94,024
Shares reacquired upon conversion into other share class(es)	(86)	(1,034)

Net increase (decrease) in shares outstanding	487	$92,990

Year ended October 31, 2019:
Shares sold	132,295	$1,594,096
Shares issued in reinvestment of dividends and distributions	9,974	105,367
Shares reacquired	(57,723)	(654,383)

Net increase (decrease) in shares outstanding	84,546	$1,045,080

Class C
Year ended October 31, 2020:
Shares sold	34,038	$412,624
Shares issued in reinvestment of dividends and distributions	1,883	22,791
Shares reacquired	(9,292)	(106,072)

Net increase (decrease) in shares outstanding before conversion	26,629	329,343
Shares reacquired upon conversion into other share class(es)	(255)	(2,886)

Net increase (decrease) in shares outstanding	26,374	$326,457

Year ended October 31, 2019:
Shares sold	21,221	$249,773
Shares issued in reinvestment of dividends and distributions	204	2,117
Shares reacquired	(4)	(47)

Net increase (decrease) in shares outstanding	21,421	$251,843

Class Z
Year ended October 31, 2020:
Shares sold	2,983,690	$35,135,075
Shares issued in reinvestment of dividends and distributions	47,282	568,028
Shares reacquired	(985,863)	(10,853,079)

Net increase (decrease) in shares outstanding before conversion	2,045,109	24,850,024
Shares issued upon conversion from other share class(es)	337	3,920

Net increase (decrease) in shares outstanding	2,045,446	$24,853,944

Year ended October 31, 2019:
Shares sold	499,090	$6,150,445
Shares issued in reinvestment of dividends and distributions	1,847	22,724
Shares reacquired	(24,885)	(309,881)

Net increase (decrease) in shares outstanding	476,052	$5,863,288

34

Class R6	Shares	Amount
Year ended October 31, 2020:
Shares sold	329,001	$3,615,152
Shares issued in reinvestment of dividends and distributions	80,324	959,853
Shares reacquired	(341,140)	(3,580,100)

Net increase (decrease) in shares outstanding	68,185	$994,905

Year ended October 31, 2019:
Shares sold	706,723	$8,629,968
Shares issued in reinvestment of dividends and distributions	26,210	276,839

Net increase (decrease) in shares outstanding	732,933	$8,906,807

8.    Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2020. The average daily balance for the 18 days that the Fund had loans outstanding during the period was approximately $473,222, borrowed at a weighted average interest rate of 1.86%. The maximum loan outstanding amount during the period was $1,168,000. At October 31, 2020, the Fund did not have an outstanding loan amount.

PGIM Select Real Estate Fund	35

Notes to Financial Statements (continued)

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

36

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Real Estate Related Securities Risk: An investment in the Fund will be closely linked to the performance of the real estate markets. Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their

PGIM Select Real Estate Fund	37

Notes to Financial Statements (continued)

exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Since the Fund concentrates in the real estate industry, its holdings can vary significantly from broad market indexes. As a result, the Fund’s performance can deviate from the performance of such indexes. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

10.    Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

38

Financial Highlights

Class A Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.18	$10.33	$10.54	$10.00	$10.71
Income (loss) from investment operations:
Net investment income (loss)	0.15	0.16	0.12	0.12	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.16)	3.10	(0.08)	0.76	(0.18)
Total from investment operations	(1.01)	3.26	0.04	0.88	(0.01)
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.21)	(0.25)	(0.11)	(0.28)
Distributions from net realized gains	(0.26)	(0.20)	-	(0.23)	(0.42)
Total dividends and distributions	(0.69)	(0.41)	(0.25)	(0.34)	(0.70)
Net asset value, end of year	$11.48	$13.18	$10.33	$10.54	$10.00
Total Return(b):	(7.90)%	32.64%	0.37%	9.08%	0.01%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,878	$4,447	$2,612	$256	$185
Average net assets (000)	$4,534	$3,205	$1,645	$242	$119
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.30%	1.30%	1.30%	1.30%	1.33%
Expenses before waivers and/or expense reimbursement	2.11%	3.04%	4.02%	4.63%	4.81%
Net investment income (loss)	1.26%	1.36%	1.14%	1.15%	1.70%
Portfolio turnover rate(e)	313%	242%	202%	142%	158%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Select Real Estate Fund	39

Financial Highlights(continued)

Class C Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.03	$10.23	$10.44	$9.94	$10.60
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.06	0.09	0.04	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.13)	3.08	(0.12)	0.75	(0.18)
Total from investment operations	(1.07)	3.14	(0.03)	0.79	(0.07)
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.14)	(0.18)	(0.06)	(0.17)
Distributions from net realized gains	(0.26)	(0.20)	-	(0.23)	(0.42)
Total dividends and distributions	(0.61)	(0.34)	(0.18)	(0.29)	(0.59)
Net asset value, end of year	$11.35	$13.03	$10.23	$10.44	$9.94
Total Return(b):	(8.60)%	31.59%	(0.34)%	8.11%	(0.63)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$605	$351	$56	$69	$59
Average net assets (000)	$532	$148	$64	$70	$48
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.05%	2.05%	2.05%	2.05%	2.08%
Expenses before waivers and/or expense reimbursement	5.31%	11.73%	29.08%	5.33%	5.64%
Net investment income (loss)	0.55%	0.54%	0.91%	0.36%	1.08%
Portfolio turnover rate(e)	313%	242%	202%	142%	158%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class Z Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.20	$10.34	$10.56	$10.02	$10.74
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.19	0.22	0.15	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.15)	3.11	(0.16)	0.76	(0.18)
Total from investment operations	(0.99)	3.30	0.06	0.91	0.03
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.24)	(0.28)	(0.14)	(0.33)
Distributions from net realized gains	(0.26)	(0.20)	-	(0.23)	(0.42)
Total dividends and distributions	(0.72)	(0.44)	(0.28)	(0.37)	(0.75)
Net asset value, end of year	$11.49	$13.20	$10.34	$10.56	$10.02
Total Return(b):	(7.73)%	33.02%	0.51%	9.32%	0.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,056	$6,366	$65	$154	$138
Average net assets (000)	$14,227	$1,621	$145	$148	$139
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.08%
Expenses before waivers and/or expense reimbursement	1.61%	2.85%	14.17%	4.35%	4.82%
Net investment income (loss)	1.40%	1.48%	2.07%	1.43%	2.09%
Portfolio turnover rate(e)	313%	242%	202%	142%	158%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Select Real Estate Fund	41

Financial Highlights(continued)

Class R6 Shares
	Year Ended October 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.00	$10.19	$10.40	$9.88	$10.63
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.18	0.20	0.14	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.15)	3.07	(0.13)	0.75	(0.20)
Total from investment operations	(0.97)	3.25	0.07	0.89	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.24)	(0.28)	(0.14)	(0.35)
Distributions from net realized gains	(0.26)	(0.20)	-	(0.23)	(0.42)
Total dividends and distributions	(0.72)	(0.44)	(0.28)	(0.37)	(0.77)
Net asset value, end of year	$11.31	$13.00	$10.19	$10.40	$9.88
Total Return(b):	(7.70)%	33.02%	0.62%	9.25%	0.30%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,686	$17,138	$5,970	$5,932	$5,441
Average net assets (000)	$16,060	$8,739	$6,039	$5,687	$5,413
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.05%	1.08%
Expenses before waivers and/or expense reimbursement	1.42%	2.25%	3.07%	4.02%	4.40%
Net investment income (loss)	1.56%	1.56%	1.89%	1.42%	2.18%
Portfolio turnover rate(e)	313%	242%	202%	142%	158%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM Select Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Select Real Estate Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Select Real Estate Fund	43

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2020, the Fund reports the maximum amount allowed per share but not less than $0.06 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than 14.49% of the ordinary income dividends paid during the year as qualified dividend income.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2020.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Select Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Select Real Estate Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Select Real Estate Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Select Real Estate Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit (“PGIM Real Estate”), and PGIM Real Estate (UK) Limited (“PGIM RE (UK)”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIM RE (UK). Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements

[1]	PGIM Select Real Estate Fund is a series of Prudential Investment Portfolios 9. `

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM, which, through its PGIM Real Estate unit, and PGIM RE (UK), serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Real Estate and PGIM RE (UK). The Board noted that PGIM Real Estate and PGIM RE (UK) are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate and PGIM RE (UK), including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Real Estate and PGIM RE (UK), and also considered the qualifications, backgrounds and

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responsibilities of the PGIM Real Estate and PGIM RE (UK) portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, PGIM’s and PGIM RE (UK)’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, PGIM and PGIM RE (UK). The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, PGIM and PGIM RE (UK).

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate and PGIM RE (UK), and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Real Estate and PGIM RE (UK) under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2018 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale, can be shared

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Real Estate and PGIM RE (UK)

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate, PGIM RE (UK) and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate and PGIM RE (UK) included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Real Estate and PGIM RE (UK) were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019. The Board considered that the Fund commenced investment operations on August 1, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

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The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•

The Board and PGIM Investments contractually agreed to an expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class R6 shares, and 1.05% for Class Z shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Select Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Real Estate PGIM Real Estate (UK) Limited	7 Giralda Farms Madison, NJ 07940 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Select Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SELECT REAL ESTATE FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	SREAX	SRECX	SREZX	SREQX
CUSIP	74441J811	74441J795	74441J779	74441J787

MF223E

PGIM INTERNATIONAL BOND FUND

ANNUAL REPORT

OCTOBER 31, 2020

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgim.com/investments), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2020 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM International Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2020.

During the first four months of the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed throughout the first four months of the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied around the globe throughout the spring and summer as states reopened their economies, but became more volatile during the last two months of the period as investors worried that a surge in coronavirus infections would stall the economic recovery. For the period overall, large-cap US and emerging market stocks rose, small-cap US stocks were virtually unchanged, and stocks in developed foreign markets declined.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM International Bond Fund

December 15, 2020

PGIM International Bond Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/20
	One Year (%)	Since Inception (%)
Class A
(with sales charges)	–1.02	5.55 (12/14/16)
(without sales charges)	2.30	6.46 (12/14/16)
Class C
(with sales charges)	0.68	5.66 (12/14/16)
(without sales charges)	1.61	5.66 (12/14/16)
Class Z
(without sales charges)	2.66	6.75 (12/14/16)
Class R6
(without sales charges)	2.71	6.76 (12/14/16)
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index
	2.73	4.30

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 14, 2016) and the account values at the end of the current fiscal year (October 31, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM International Bond Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index—The Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets, with index components for the Pan-European Aggregate and the Asian-Pacific Aggregate excluding US dollar-denominated components.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Distributions and Yields as of 10/31/20
	Total Distributions Paid for One Year ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.94	0.97	9.04
Class C	0.86	0.26	16.13
Class Z	0.97	1.36	0.98
Class R6	0.98	1.41	1.32

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/20 (%)
AAA	10.1
AA	6.2
A	20.2
BBB	32.6
BB	9.9
B	9.0
CCC	1.3
Not Rated	7.9
Cash/Cash Equivalents	2.8
Total Investments	100.0

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM International Bond Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM International Bond Fund’s Class Z shares returned 2.66% in the 12-month reporting period that ended October 31, 2020, nearly matching the 2.73% return of the Bloomberg Barclays Global Aggregate ex-USD (US Hedged) Index (the Index).

What were the market conditions?

•

Following several stable months, the last part of the reporting period was dominated by the global outbreak of COVID-19, its economic impact, and the resulting decline in risk sentiment around the globe. After generating sizable returns throughout the latter part of 2019, credit spreads widened sharply during the first quarter of 2020 as COVID-19 and an oil price shock led to acute declines across most fixed income spread sectors. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the global economy and financial markets, spreads subsequently tightened sharply, but most spread sectors remained wider than their pre-COVID-19 levels at the end of the period.

•

Through the first part of the period, spread sectors benefited from accommodative central banks, low and range-bound rates, and an extended (albeit slow) economic expansion. The signing of a phase one US-China trade deal, declining Brexit (i.e., the United Kingdom’s decision to leave the European Union) uncertainty, and stable monetary policy further boosted sentiment toward the end of 2019. At the start of 2020, the global economy appeared poised to stabilize and perhaps even improve, with manufacturing bottoming out across a number of countries and a pipeline of monetary stimulus in place following a global round of central bank easing in the second half of 2019. The optimism generated by the US-China trade deal, a positive turn in the global technology cycle, and central banks’ bias to ease further, if needed, shifted perceived economic risks from being skewed to the downside to being more balanced, as possible upside risks came into view. But then COVID-19 hit headlines, with person-to-person transmission reported in January 2020 marking a turning point. Financial markets then witnessed a dramatic turn of events, perhaps best exemplified by the sharp drop in US Treasury yields and, to a lesser extent, the decline in other developed market rates.

•

After generating gains throughout the latter part of 2019, spread sectors declined sharply during the first quarter of 2020. US and European investment-grade corporate bond spreads widened dramatically before narrowing into quarter-end following aggressive actions from the Federal Reserve (the Fed) and European Central Bank. Collateralized loan obligation (CLO) spreads widened across the board, with US CLO AAA-rated tranches widening 117 basis points (bps) to 250 bps and US CLO AA-rated tranches widening 195 bps during the first quarter. (One basis point equals 0.01%.) Commercial mortgage-backed securities (CMBS) markets also widened across the capital stack, with spreads on high-quality tranches of US conduit CMBS widening by

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98 bps during the quarter and by as much as 250 bps during March 2020 before the Fed intervened to stabilize markets. High yield bond spreads rose to their widest levels since the 2008-09 financial crisis, with US high yield spreads widening to 1,087 bps the last week of March, up from a trough of 338 bps in January, and European high yield spreads widening by 437 bps to end the first quarter at 745 bps.

•

Following a difficult first quarter, spread markets rebounded sharply in the second and third quarters of 2020 as the unprecedented fiscal and monetary policy responses, including a near-zero US federal funds rate and the European Union’s €750 billion recovery fund, significantly improved market liquidity. Risk-on sentiment amid improving economic data and a gradual reopening of the economy saw spreads decline sharply over the last seven months of the period. However, as of the end of the period, most assets remained wider than where they began 2020. Investment-grade spreads and high yield spreads continued to tighten in the third quarter but remained well wide of where they began the year. Spreads on high-quality tranches of conduit CMBS continued to tighten but also remained wide of where they began 2020. Meanwhile, US CLO AAA-rated tranches were one of the few assets that revisited pre-COVID-19 levels, ending the period only slightly wider than where they began the year.

•

US Treasury rates sold off and steepened for the entire period, with the 10-year/2-year Treasury spread rising from 0.17% to 0.74%. US Treasury yields fell sharply, with the yield on the 2-year Treasury note declining from 1.63% to 0.18% and the yield on the 10-year Treasury note declining from 1.78% to 0.88%. In early August 2020, the US 10-year Treasury dropped to its year-to-date lows as COVID-19 cases flared up across the country, with the yield dropping to 50 bps and the curve flattening amid uncertainty over the economic reopening. The Treasury curve then bear-steepened the last three months of the period, as the US 5-year yield rose by 17 bps and the 30-year yield rose by 46 bps after the Fed adjusted its inflation-targeting framework to allow for overshoots of its 2% target. (Bear steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.) Meanwhile, other major market rates remained significantly below US rates, with the 10-year German bund yield declining to -0.62% by the end of the period and the 10-year Japanese government bond yield resting just above 0%. Despite more favorable growth fundamentals than the US, even the Australian 10-year yield was sitting comfortably below 1% by the end of the period.

What worked?

•

During the reporting period, the Fund’s duration positioning was a significant contributor to performance. Duration is a measure of the interest rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.

•	Overweights to developed-markets investment-grade corporates, high yield, sovereigns, and emerging-markets Treasuries boosted returns over the period.

PGIM International Bond Fund	9

Strategy and Performance Overview (continued)

•	Security selection in developed-markets LIBOR (London Interbank Offered Rate) derivatives, Treasuries, and sovereigns contributed to performance.

•	Within credit, positions in the technology, consumer non-cyclical, and healthcare & pharmaceutical sectors were the largest contributors to performance.

•	Looking at specific issuers, positioning within Greece, Indonesia, and China contributed to performance.

•	Although overall currency positioning hurt performance, an overweight to the euro and underweights to the South Korean won, Brazilian real, and Turkish lira helped offset some of the losses.

What didn’t work?

•	The Fund’s yield curve-flattener positioning, primarily in US rates, detracted from performance as the curve steepened over the period.

•	Security selection in developed-markets high yield and investment-grade corporates, and emerging-markets sovereigns, detracted from the Fund’s performance.

•	Looking at specific issuers, holdings in Morgan Stanley and positioning within Argentina and Ukraine were among the largest detractors from performance.

•

Currency positioning hurt performance over the period. An overweight to the Czech koruna, Japanese yen, Norwegian krone, and Polish zloty, along with an underweight to the Australian dollar, were among the largest detractors from performance.

Did the Fund use derivatives?

The Fund used interest rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. Credit derivatives, primarily in the form of credit default swap index (CDX) positions, were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. In addition, to implement most currency strategies, the Fund employed foreign exchange derivatives.

Current outlook

•

COVID-19 and the lockdowns implemented to fight it have taken a heavy toll on the economy, with global growth absorbing the most severe hit in many decades. The severity of the contraction triggered a torrent of monetary and fiscal stimulus, including cutting policy rates, initiating asset purchases, and expanding liquidity facilities. In response to unprecedented monetary and fiscal stimulus programs aimed at stabilizing the economy and financial markets, spread sectors rebounded sharply during the last seven months of the reporting period.

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•

Developed market interest rates remained range-bound in the third quarter of 2020, and PGIM Fixed Income generally expects the trend to continue in the fourth quarter of 2020 with periodic bouts of volatility in risk assets. With central banks re-examining how to achieve the inflation targets that they have been missing and with plenty of slack in the global economy, PGIM Fixed Income has every reason to expect the quantitative easing flood to continue, given its key role in underpinning the markets and the recovery. With the heightened probability for increased, short-term volatility, PGIM Fixed Income continues to believe that the US 10-year yield may trade near the bottom of the current 50-100 bp range through the end of the year. PGIM Fixed Income has less conviction on its views in Europe amid flatter yield curves and lower yields relative to the US.

•

Although spread sectors have continued to rebound from their March wides, spreads largely remain wide of their pre-COVID-19 levels. PGIM Fixed Income remains cautious on certain sectors that are most exposed to negative, longer-term impacts associated with the pandemic. However, PGIM Fixed Income maintains a positive view of the credit sectors over the medium to long term and is currently overweight an array of credit sectors, including both investment-grade and high yield corporates, high-quality structured products, and emerging markets. These allocations represent attractive value in relation to Treasuries and agency mortgage-backed securities.

•

The US election process, the policy aftermath, and COVID-19 are just a few of the risks investors face in the fourth quarter of 2020 and beyond. But the configuration of value, fundamentals, and fiscal and monetary policies leaves PGIM Fixed Income relatively optimistic about the bond market outlook. Unless the market’s worst fears materialize, PGIM Fixed Income expects credit sectors to perform better than feared, finding that the combination of moderate growth and high levels of quantitative easing keeps government yields low and encourages a search for yield that further compresses credit spreads.

PGIM International Bond Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

12	Visit our website at pgim.com/investments

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM International Bond Fund		Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,059.70	0.99%	$5.13
	Hypothetical	$1,000.00	$1,020.16	0.99%	$5.03
Class C	Actual	$1,000.00	$1,055.80	1.74%	$8.99
	Hypothetical	$1,000.00	$1,016.39	1.74%	$8.82
Class Z	Actual	$1,000.00	$1,061.60	0.63%	$3.26
	Hypothetical	$1,000.00	$1,021.97	0.63%	$3.20
Class R6	Actual	$1,000.00	$1,061.90	0.58%	$3.01
	Hypothetical	$1,000.00	$1,022.22	0.58%	$2.95

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2020, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM International Bond Fund	13

Schedule of Investments

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 91.8%

ASSET-BACKED SECURITIES 4.7%

Cayman Islands 2.5%
Anchorage Capital CLO Ltd., Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	1.606%(c)	07/22/32		250	$247,802
BlueMountain CLO Ltd., Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	1.563(c)	08/20/32		250	247,138
HPS Loan Management Ltd., Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	1.536(c)	07/22/32		250	250,000
OZLM Ltd., Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)	1.608(c)	07/20/32		250	248,028
Silver Creek CLO Ltd., Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	1.458(c)	07/20/30		250	248,628

					1,241,596

Ireland 1.2%
St Paul’s CLO DAC, Series 07A, Class B2R, 144A	2.400	04/30/30	EUR	500	581,519

United States 1.0%
Oportun Funding XIII LLC, Series 2019-A, Class B, 144A (original cost $99,984; purchased 07/25/19)(f)	3.870	08/08/25		100	100,558
PNMAC GMSR Issuer Trust, Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	2.799(c)	08/25/25		100	96,578
SoFi Alternative Trust, Series 2019-D, Class 1PT, 144A	2.616(cc)	01/16/46		141	145,764
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	2.949(c)	06/25/24		150	141,642

					484,542

TOTAL ASSET-BACKED SECURITIES (cost $2,330,550)					2,307,657

See Notes to Financial Statements.

PGIM International Bond Fund	15

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 4.1%

Canada 0.1%
Real Estate Asset Liquidity Trust, Series 2020-01A, Class A1, 144A	2.381%(cc)	02/12/55	CAD	25	$18,363

United Kingdom 0.5%
Salus European Loan Conduit DAC, Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 6.500%, Floor 1.500%)	1.545(c)	01/23/29	GBP	200	255,097

United States 3.5%
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.798(c)	10/15/36		285	274,806
Series 2020-BXLP, Class G, 144A, 1 Month LIBOR + 2.500% (Cap N/A, Floor 2.500%)	2.648(c)	12/15/36		399	381,874
Cold Storage Trust, Series 2020-ICE05, Class E, 144A, 1 Month LIBOR + 2.766% (Cap N/A, Floor 2.833%)	2.989(c)	11/15/23		100	98,987
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	2.798(c)	05/15/36		200	195,499
FHLMC Multifamily Structured Pass-Through Certificates,
Series K111, Class X1, IO	1.573(cc)	05/25/30		400	50,645
Series K113, Class X1, IO	1.490(cc)	06/25/30		1,155	129,901
Series KG03, Class X1, IO	1.381(cc)	06/25/30		1,290	138,966
MKT Mortgage Trust, Series 2020-525M, Class F, 144A	2.941(cc)	02/12/40		250	215,017
Morgan Stanley Capital I Trust, Series 2019-MEAD, Class E, 144A	3.177(cc)	11/10/36		300	230,426

					1,716,121

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $2,093,508)					1,989,581

CORPORATE BONDS 28.5%

Australia 0.3%
Transurban Finance Co. Pty Ltd., Sr. Sec’d. Notes, EMTN	2.000	08/28/25	EUR	100	124,962

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Brazil 0.3%
Petrobras Global Finance BV, Gtd. Notes	5.375%	10/01/29	GBP	100	$138,984

China 1.1%
Aircraft Finance Co. Ltd., Sr. Sec’d. Notes, Series B	4.100	03/29/26		164	172,581
CNAC HK Finbridge Co. Ltd., Gtd. Notes	1.750	06/14/22	EUR	100	117,543
State Grid Europe Development 2014 PLC, Gtd. Notes, Series A	1.500	01/26/22	EUR	200	236,788

					526,912

France 1.9%
Agence Francaise de Developpement EPIC, Sr. Unsec’d. Notes, EMTN	0.250	06/29/29	EUR	100	120,921
Altice France SA,
Sr. Sec’d. Notes	3.375	01/15/28	EUR	100	110,059
Sr. Sec’d. Notes, 144A	2.500	01/15/25	EUR	100	109,196
Sr. Sec’d. Notes, 144A	3.375	01/15/28	EUR	100	110,059
La Poste SA, Sr. Unsec’d. Notes, EMTN	1.375	04/21/32	EUR	100	128,516
Loxam SAS, Sr. Sub. Notes	5.750	07/15/27	EUR	150	153,187
Regie Autonome des Transports Parisiens, Sr. Unsec’d. Notes, EMTN	0.350	06/20/29	EUR	100	121,326
SNCF Reseau, Sr. Unsec’d. Notes	4.700	06/01/35	CAD	100	99,974

					953,238

Germany 3.1%
Allianz SE, Jr. Sub. Notes	3.375(ff)	—(rr)	EUR	200	251,320
Commerzbank AG, Sub. Notes, EMTN	7.750	03/16/21	EUR	100	119,403
Deutsche Bahn Finance GmbH, Gtd. Notes, EMTN	1.875	02/13/26	GBP	200	276,833
Techem Verwaltungsgesellschaft 674 mbH, Sr. Sec’d. Notes	6.000	07/30/26	EUR	100	118,583
thyssenkrupp AG, Sr. Unsec’d. Notes	1.375	03/03/22	EUR	200	227,305

See Notes to Financial Statements.

PGIM International Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Germany (cont’d.)
Vertical Holdco GmbH, Sr. Unsec’d. Notes, 144A	6.625%	07/15/28	EUR	100	$120,341
Vertical Midco GmbH, Sr. Sec’d. Notes, 144A	4.375	07/15/27	EUR	100	117,692
Volkswagen International Finance NV,
Gtd. Notes	2.700(ff)	—(rr)	EUR	100	115,883
Gtd. Notes	4.625(ff)	—(rr)	EUR	150	184,743

					1,532,103

Hong Kong 0.2%
HKT Capital No 3 Ltd., Gtd. Notes	1.650	04/10/27	EUR	100	113,666

Iceland 0.2%
Landsvirkjun, Gov’t. Gtd. Notes, EMTN	0.000(cc)	07/24/26	EUR	100	112,878

India 0.2%
NTPC Ltd., Sr. Unsec’d. Notes, EMTN	2.750	02/01/27	EUR	100	118,491

Indonesia 0.2%
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	1.875	11/05/31	EUR	100	111,779

Italy 0.5%
Agenzia Nazionale per l’Attrazione degli Investimenti e lo Sviluppo d’Impresa, Sr. Unsec’d. Notes	1.375	07/20/22	EUR	100	118,717
Assicurazioni Generali SpA, Sub. Notes, EMTN	5.500(ff)	10/27/47	EUR	100	135,978

					254,695

Kazakhstan 0.2%
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250	12/05/23	CHF	50	56,518
Gtd. Notes	3.638	06/20/22	CHF	50	56,114

					112,632

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Luxembourg 1.3%
ARD Finance SA,
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000%	06/30/27	EUR	100	$112,680
Sr. Sec’d. Notes, 144A, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	100	112,680
Matterhorn Telecom SA, Sr. Sec’d. Notes	3.125	09/15/26	EUR	200	221,180
Picard Bondco SA, Gtd. Notes	5.500	11/30/24	EUR	150	171,203

					617,743

Mexico 1.1%
Petroleos Mexicanos, Gtd. Notes	3.625	11/24/25	EUR	500	526,981

Netherlands 1.6%
Nederlandse Waterschapsbank NV, Sr. Unsec’d. Notes, EMTN	5.200	03/31/25	CAD	200	178,395
Nouryon Holding BV, Gtd. Notes	6.500	10/01/26	EUR	150	177,787
United Group BV, Sr. Sec’d. Notes, 144A	3.125	02/15/26	EUR	200	217,790
Ziggo Bond Co. BV, Gtd. Notes, 144A	3.375	02/28/30	EUR	200	221,685

					795,657

Peru 0.3%
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates	1.963(s)	06/02/25		162	153,023

Poland 0.7%
Bank Gospodarstwa Krajowego, Gov’t. Gtd. Notes	1.625	04/30/28	EUR	250	315,685

Russia 0.6%
Gazprom PJSC Via Gaz Capital SA, Sr. Unsec’d. Notes	2.500	03/21/26	EUR	200	237,489
Russian Railways Via RZD Capital PLC, Sr. Unsec’d. Notes	0.898	10/03/25	CHF	50	53,240

					290,729

See Notes to Financial Statements.

PGIM International Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Spain 0.9%

CaixaBank SA,
Sub. Notes, EMTN	2.250%(ff)	04/17/30	EUR	200	$233,661
Codere Finance 2 Luxembourg SA,
Sr. Sec’d. Notes	6.750	11/01/21	EUR	100	56,090
Sr. Sec’d. Notes, 144A	10.750	09/30/23	EUR	40	46,714
NH Hotel Group SA,
Sr. Sec’d. Notes	3.750	10/01/23	EUR	90	97,104

					433,569

Supranational Bank 0.5%

European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, GMTN	6.450	12/13/22	IDR	408,000	28,729
European Investment Bank,
Sr. Unsec’d. Notes, 144A, EMTN	5.400	01/05/45	CAD	100	121,518
Sr. Unsec’d. Notes, EMTN	0.500	10/26/23	AUD	160	111,319

					261,566

United Arab Emirates 0.7%

Abu Dhabi National Energy Co. PJSC,
Sr. Unsec’d. Notes, GMTN	2.750	05/02/24	EUR	100	126,130
Emirates NBD Bank PJSC,
Sr. Unsec’d. Notes, MTN	4.750	02/09/28	AUD	100	78,366
First Abu Dhabi Bank PJSC,
Sr. Unsec’d. Notes, EMTN	4.800	06/01/21	CNH	1,000	150,677

					355,173

United Kingdom 2.5%

Barclays PLC,
Sub. Notes, EMTN	2.000(ff)	02/07/28	EUR	100	116,934
Co-Operative Group Ltd.,
Sr. Unsec’d. Notes	5.125	05/17/24	GBP	100	135,741
eG Global Finance PLC,
Sr. Sec’d. Notes	6.250	10/30/25	EUR	100	110,942
Sr. Sec’d. Notes, 144A	6.250	10/30/25	EUR	100	110,942
Natwest Group PLC,
Sr. Unsec’d. Notes, EMTN	2.000(ff)	03/08/23	EUR	100	119,131
Pinewood Finance Co. Ltd.,
Sr. Sec’d. Notes, 144A	3.250	09/30/25	GBP	100	128,456
Stonegate Pub Co. Financing 2019 PLC,
Sr. Sec’d. Notes, 144A	8.250	07/31/25	GBP	200	241,082

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)

Tesco PLC,
Sr. Unsec’d. Notes, EMTN	5.000%	03/24/23	GBP	80	$113,122
Virgin Media Secured Finance PLC,
Sr. Sec’d. Notes	5.000	04/15/27	GBP	100	134,010

					1,210,360

United States 10.1%

Adient Global Holdings Ltd.,
Gtd. Notes	3.500	08/15/24	EUR	100	108,643
Air Products and Chemicals, Inc.,
Sr. Unsec’d. Notes, EMTN	0.500	05/05/28	EUR	350	418,472
American International Group, Inc.,
Sr. Unsec’d. Notes	1.875	06/21/27	EUR	100	125,643
AT&T, Inc.,
Sr. Unsec’d. Notes	2.050	05/19/32	EUR	100	129,317
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes	8.375	09/01/26	EUR	100	118,703
Bank of America Corp.,
Sr. Unsec’d. Notes, EMTN	0.589(s)	05/31/21	EUR	85	118,414
Citigroup, Inc.,
Sr. Unsec’d. Notes, GMTN	2.210	08/23/22	HKD	1,000	131,006
Comcast Corp.,
Gtd. Notes	0.750	02/20/32	EUR	100	118,857
Danaher Corp.,
Sr. Unsec’d. Notes	2.100	09/30/26	EUR	100	129,836
DH Europe Finance II Sarl,
Gtd. Notes	0.200	03/18/26	EUR	200	234,928
Diamond BC BV,
Sr. Unsec’d. Notes	5.625	08/15/25	EUR	125	143,714
Energizer Gamma Acquisition BV,
Gtd. Notes	4.625	07/15/26	EUR	300	357,924
Fidelity National Information Services, Inc.,
Gtd. Notes	1.100	07/15/24	EUR	100	121,276
Sr. Unsec’d. Notes	0.625	12/03/25	EUR	100	119,682
Sr. Unsec’d. Notes	1.500	05/21/27	EUR	100	125,214
Fiserv, Inc.,
Sr. Unsec’d. Notes	0.375	07/01/23	EUR	100	117,933
Sr. Unsec’d. Notes	2.250	07/01/25	GBP	100	138,025
Goldman Sachs Group, Inc. (The),
Sr. Unsec’d. Notes, EMTN	0.000(cc)	08/12/25	EUR	100	113,055

See Notes to Financial Statements.

PGIM International Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)

Honeywell International, Inc.,
Sr. Unsec’d. Notes	— %(p)	03/10/24	EUR	200	$233,893
Sr. Unsec’d. Notes	0.750	03/10/32	EUR	100	119,232
JPMorgan Chase Bank, N.A.,
Sr. Unsec’d. Notes	4.762(s)	03/17/48	ITL(jj)	100,000	16,768
Kraft Heinz Foods Co.,
Gtd. Notes	2.250	05/25/28	EUR	100	120,559
Marsh & McLennan Cos., Inc.,
Sr. Unsec’d. Notes	1.349	09/21/26	EUR	100	123,205
Medtronic Global Holdings SCA,
Gtd. Notes	0.750	10/15/32	EUR	100	119,402
Gtd. Notes	1.000	07/02/31	EUR	100	123,435
Morgan Guaranty Trust Co.,
Sr. Unsec’d. Notes, Class B	1.388(s)	01/21/27	ITL(jj)	50,000	28,328
Morgan Stanley,
Sr. Unsec’d. Notes, EMTN	0.637(ff)	07/26/24	EUR	100	118,172
Sr. Unsec’d. Notes, GMTN	1.000	12/02/22	EUR	100	119,191
PerkinElmer, Inc.,
Sr. Unsec’d. Notes	0.600	04/09/21	EUR	100	116,718
Refinitiv US Holdings, Inc.,
Sr. Unsec’d. Notes	6.875	11/15/26	EUR	100	125,828
Spectrum Brands, Inc.,
Gtd. Notes	4.000	10/01/26	EUR	100	118,775
Stryker Corp.,
Sr. Unsec’d. Notes	2.625	11/30/30	EUR	100	139,254
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	0.500	03/01/28	EUR	100	118,988
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.250	04/08/30	EUR	100	124,522
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	1.414	12/13/22	EUR	100	118,910
Sr. Unsec’d. Notes	2.425	12/13/26	EUR	100	128,564

					4,984,386

TOTAL CORPORATE BONDS
(cost $13,514,780)					14,045,212

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES 0.7%

Bermuda 0.1%

Bellemeade Re Ltd.,
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	1.749%(c)	04/25/28		62	$61,738

United States 0.6%

CIM Trust,
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	2.149(c)	01/25/57		44	44,102
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	3.858	09/25/59		90	90,392
Series 2020-GS01, Class A1, 144A	2.882	10/25/59		95	95,263
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	1.649(c)	04/01/24		74	73,368

					303,125

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES
(cost $365,393)					364,863

SOVEREIGN BONDS 53.4%

Australia 0.3%

Treasury Corp. of Victoria,
Local Gov’t. Gtd. Notes	2.250	11/20/34	AUD	200	150,861

Belgium 0.3%

Kingdom of Belgium Government Bond,
Sr. Unsec’d. Notes, Series 88, 144A	1.700	06/22/50	EUR	90	145,719

Brazil 2.0%

Brazil Loan Trust 1,
Gov’t. Gtd. Notes	5.477	07/24/23		66	68,190
Brazil Minas SPE via State of Minas Gerais,
Gov’t. Gtd. Notes	5.333	02/15/28		520	548,468
Brazilian Government International Bond,
Sr. Unsec’d. Notes	2.875	04/01/21	EUR	300	352,492

					969,150

See Notes to Financial Statements.

PGIM International Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Bulgaria 0.4%

Bulgaria Government International Bond,
Sr. Unsec’d. Notes, GMTN	3.125%	03/26/35	EUR	115	$172,959

Canada 0.7%

City of Montreal Canada,
Unsec’d. Notes	4.250	12/01/32	CAD	200	189,674
Province of Nova Scotia Canada,
Unsec’d. Notes	3.450	06/01/45	CAD	100	91,344
Province of Saskatchewan Canada,
Unsec’d. Notes	2.750	12/02/46	CAD	100	81,298

					362,316

China 3.6%

China Government Bond,
Sr. Unsec’d. Notes	3.310	11/30/25	CNH	1,000	154,348
Sr. Unsec’d. Notes	3.480	06/29/27	CNH	3,000	467,819
Sr. Unsec’d. Notes	3.900	07/04/36	CNH	1,000	163,101
Export-Import Bank of China (The),
Sr. Unsec’d. Notes	4.400	05/14/24	CNH	6,000	933,315
People’s Bank of China,
Sr. Unsec’d. Notes	2.900	11/11/20	CNH	500	74,666

					1,793,249

Colombia 1.6%

Colombia Government International Bond,
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	600	786,116

Croatia 0.5%

Croatia Government International Bond,
Sr. Unsec’d. Notes	2.700	06/15/28	EUR	200	266,710

Cyprus 3.3%

Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.375	09/25/28	EUR	200	270,932
Sr. Unsec’d. Notes, EMTN	2.750	02/26/34	EUR	200	291,364
Sr. Unsec’d. Notes, EMTN	3.750	07/26/23	EUR	500	643,491
Sr. Unsec’d. Notes, EMTN	4.250	11/04/25	EUR	300	423,202

					1,628,989

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Germany 0.7%

Bundesrepublik Deutschland Bundesanleihe,
Bonds	0.000%(cc)	08/15/29	EUR	200	$247,556
Bonds	1.000	08/15/25(k)	EUR	95	120,602

					368,158

Greece 4.2%

Hellenic Republic Government Bond,
Bonds	3.650(cc)	02/24/23	EUR	150	188,579
Bonds	3.650(cc)	02/24/24	EUR	75	97,413
Bonds	3.650(cc)	02/24/25	EUR	85	112,905
Bonds	3.650(cc)	02/24/26	EUR	85	115,688
Bonds	3.650(cc)	02/24/27	EUR	195	271,170
Bonds	3.650(cc)	02/24/28	EUR	177	250,443
Bonds	3.650(cc)	02/24/29	EUR	50	71,863
Bonds	3.650(cc)	02/24/30	EUR	200	291,064
Bonds	3.650(cc)	02/24/31	EUR	140	206,661
Bonds	3.650(cc)	02/24/42	EUR	5	8,407
Bonds	4.200	01/30/42	EUR	190	338,720
Hellenic Republic Government International Bond,
Sr. Unsec’d. Notes	5.200	07/17/34	EUR	60	100,413

					2,053,326

Hungary 0.2%

Hungary Government Bond,
Bonds, Series 28/A	6.750	10/22/28	HUF	10,000	43,150
Hungary Government International Bond,
Sr. Unsec’d. Notes	4.300	12/19/21	CNH	200	29,968

					73,118

Indonesia 2.4%

Indonesia Government International Bond,
Sr. Unsec’d. Notes	0.900	02/14/27	EUR	100	114,969
Sr. Unsec’d. Notes	1.400	10/30/31	EUR	100	115,009
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	100	119,128
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	200	242,185
Sr. Unsec’d. Notes, EMTN	2.150	07/18/24	EUR	140	172,019
Sr. Unsec’d. Notes, EMTN	2.625	06/14/23	EUR	100	123,162
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	200	273,322

					1,159,794

See Notes to Financial Statements.

PGIM International Bond Fund 25

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ireland 0.4%

Ireland Government Bond,
Bonds	2.400%	05/15/30	EUR	150	$220,545

Israel 0.7%

Israel Government International Bond,
Sr. Unsec’d. Notes	2.750	07/03/30		200	218,454
Sr. Unsec’d. Notes, EMTN	1.500	01/18/27	EUR	100	126,869

					345,323

Italy 7.1%

Italy Buoni Poliennali Del Tesoro, Bonds, 144A	2.800	03/01/67	EUR	150	226,369
Sr. Unsec’d. Notes, 144A	1.450	03/01/36	EUR	145	177,729
Sr. Unsec’d. Notes, 144A	3.350	03/01/35	EUR	690	1,050,116
Italy Certificati di Credito del Tesoro,
Bonds, Series EU, 6 Month EURIBOR + 0.550%	0.095(c)	09/15/25	EUR	130	151,476
Repubic of Italy Government International Bond Coupon Strips,
Sr. Unsec’d. Notes	1.737(s)	02/20/31	EUR	35	36,641
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes	2.875	10/17/29		200	206,484
Sr. Unsec’d. Notes, EMTN	5.345	01/27/48	EUR	50	99,483
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	205	341,366
Sr. Unsec’d. Notes, MTN	5.125	07/31/24	EUR	875	1,207,140

					3,496,804

Japan 0.3%

Japan Government Thirty Year Bond,
Bonds, Series 63	0.400	06/20/49	JPY	6,000	54,233
Japan Government Twenty Year Bond,
Bonds, Series 165	0.500	06/20/38	JPY	8,000	78,280

					132,513

Kazakhstan 0.3%

Kazakhstan Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.375	11/09/28	EUR	115	147,212

Mexico 1.4%

Mexico Government International Bond,
Sr. Unsec’d. Notes	2.875	04/08/39	EUR	100	119,044

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Mexico (cont’d.)

Mexico Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	1.750%	04/17/28	EUR	300	$352,513
Sr. Unsec’d. Notes, GMTN	1.625	03/06/24	EUR	185	223,092

					694,649

New Zealand 0.2%

New Zealand Local Government Funding Agency Bond,
Local Gov’t. Gtd. Notes	3.500	04/14/33	NZD	100	83,699

Peru 1.3%

Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.392	01/23/26		55	57,748
Sr. Unsec’d. Notes	2.750	01/30/26	EUR	100	129,853
Sr. Unsec’d. Notes	3.750	03/01/30	EUR	300	435,009
Sr. Unsec’d. Notes	6.900	08/12/37	PEN	100	32,680

					655,290

Philippines 0.2%

Philippine Government International Bond,
Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	100	116,681

Portugal 4.6%

Portugal Government International Bond,
Sr. Unsec’d. Notes	4.090	06/03/22	CNH	600	89,868
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	755	1,192,116
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	380	695,373
Sr. Unsec’d. Notes, 144A	4.100	02/15/45	EUR	150	301,231

					2,278,588

Qatar 0.4%

Qatar Government International Bond,
Sr. Unsec’d. Notes, 144A	3.400	04/16/25		200	219,391

Romania 0.8%

Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.500	02/08/30	EUR	100	123,193
Sr. Unsec’d. Notes, EMTN	3.500	04/03/34	EUR	50	65,761

See Notes to Financial Statements.

PGIM International Bond Fund 27

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Romania (cont’d.)

Romanian Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	3.875%	10/29/35	EUR	100	$135,247
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	40	47,204

					371,405

Russia 0.6%

Russian Federal Bond - OFZ,
Bonds, Series 6224	6.900	05/23/29	RUB	3,000	40,098
Russian Foreign Bond - Eurobond,
Sr. Unsec’d. Notes	2.875	12/04/25	EUR	200	255,995

					296,093

Saudi Arabia 0.3%

Saudi Government International Bond,
Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	125	153,857

Senegal 0.2%

Senegal Government International Bond,
Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	100	115,620

Serbia 0.5%

Serbia International Bond,
Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	200	227,226

South Africa 0.3%

Republic of South Africa Government Bond,
Sr. Unsec’d. Notes, Series 2030	8.000	01/31/30	ZAR	1,500	84,770
Sr. Unsec’d. Notes, Series 2040	9.000	01/31/40	ZAR	1,000	49,108

					133,878

South Korea 0.3%

Export-Import Bank of Korea,
Sr. Unsec’d. Notes, 144A, MTN	8.000	05/15/24	IDR	600,000	43,992
Sr. Unsec’d. Notes, MTN	3.500	07/28/21	NZD	150	101,277

					145,269

Spain 7.7%

Instituto de Credito Oficial,
Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	1,000	114,161

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Spain (cont’d.)

Spain Government Bond,
Bonds, 144A	5.150%	10/31/28	EUR	185	$305,363
Sr. Unsec’d. Notes, 144A	0.500	04/30/30	EUR	25	30,290
Sr. Unsec’d. Notes, 144A	1.400	04/30/28	EUR	70	90,794
Sr. Unsec’d. Notes, 144A	1.450	10/31/27	EUR	265	343,137
Sr. Unsec’d. Notes, 144A	1.450	04/30/29(k)	EUR	120	157,082
Sr. Unsec’d. Notes, 144A	1.850	07/30/35(k)	EUR	325	454,083
Sr. Unsec’d. Notes, 144A	4.650	07/30/25(k)	EUR	870	1,257,602
Spain Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	615	1,037,397

					3,789,909

Ukraine 1.4%

Ukraine Government International Bond,
Sr. Unsec’d. Notes	6.750	06/20/26	EUR	500	573,908
Sr. Unsec’d. Notes, 144A	4.375	01/27/30	EUR	100	97,573

					671,481

United Kingdom 4.2%

Transport for London,
Sr. Unsec’d. Notes, EMTN	3.875	07/23/42	GBP	100	181,185
United Kingdom Gilt,
Bonds	3.250	01/22/44	GBP	50	98,422
Bonds	4.250	03/07/36(k)	GBP	800	1,593,616
Bonds	4.500	12/07/42(k)	GBP	80	182,055

					2,055,278

TOTAL SOVEREIGN BONDS (cost $23,545,267)					26,281,176

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.4%
Indonesia Government AID Bond
Gov’t. Gtd. Notes	8.900	06/01/21	USD	5	5,128

See Notes to Financial Statements.

PGIM International Bond Fund 29

Schedule of Investments (continued)

as of October 31, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Tennessee Valley Authority Sr. Unsec’d. Notes	5.625%	06/07/32	GBP	100	$193,410

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $190,650)					198,538

TOTAL LONG-TERM INVESTMENTS (cost $42,040,148)					45,187,027

				Shares

SHORT-TERM INVESTMENTS 5.3%

AFFILIATED MUTUAL FUND 5.3%
PGIM Core Ultra Short Bond Fund (cost $2,608,423)(w)				2,608,423	2,608,423

OPTION PURCHASED*~ 0.0% (cost $43)					5

TOTAL SHORT-TERM INVESTMENTS (cost $2,608,466)					2,608,428

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 97.1% (cost $44,648,614)					47,795,455

OPTIONS WRITTEN*~ (0.0)%
(premiums received $3,571)					(2,736)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 97.1% (cost $44,645,043)					47,792,719
Other assets in excess of liabilities(z) 2.9%					1,423,161

NET ASSETS 100.0%					$49,215,880

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

See Notes to Financial Statements.

30

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

ITL—Italian Lira

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

AID—Agency for International Development

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage-Backed Index

CME—Chicago Mercantile Exchange

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

HIBOR—Hong Kong Interbank Offered Rate

HICP—Harmonised Index of Consumer Prices

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MTN—Medium Term Note

See Notes to Financial Statements.

PGIM International Bond Fund 31

Schedule of Investments (continued)

as of October 31, 2020

MUNIPSA—Municipal Swap Weekly Yield Index

NIBOR—Norwegian Interbank Offered Rate

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

S—Semiannual payment frequency for swaps

SIBOR—Singapore Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $13 and 0.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2020.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2020. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(f)	Indicates a restricted security; the aggregate original cost of such securities is $99,984. The aggregate value of $100,558 is 0.2% of net assets.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(jj)	Represents original contract currency denomination, settlement to occur in Euro currency.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2020.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CLP (cost $43)	Call	Morgan Stanley & Co. International PLC	11/05/20	820.00	—	31	$5

See Notes to Financial Statements.

32

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs CLP	Call	JPMorgan Chase Bank, N.A.	11/05/20	820.00	—	31	$(5)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	11/12/20	800.00	—	51	(139)
Currency Option USD vs CLP	Call	Morgan Stanley & Co. International PLC	12/01/20	800.00	—	31	(187)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	34	(519)
Currency Option USD vs COP	Call	JPMorgan Chase Bank, N.A.	11/10/20	3,850.00	—	34	(523)
Currency Option USD vs KRW	Put	Citibank, N.A.	11/11/20	1,140.00	—	51	(619)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	20.80	—	51	(247)
Currency Option USD vs MXN	Put	JPMorgan Chase Bank, N.A.	11/05/20	21.35	—	31	(494)
Currency Option USD vs RUB	Put	Citibank, N.A.	11/05/20	75.00	—	20	(3)

Total Options Written (premiums received $3,571)							$(2,736)

Futures contracts outstanding at October 31, 2020:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
3	10 Year Australian Treasury Bonds	Dec. 2020	$315,280	$508
1	10 Year Canadian Government Bonds	Dec. 2020	113,368	(699)
1	10 Year U.S. Ultra Treasury Notes	Dec. 2020	157,281	(2,829)
31	20 Year U.S. Treasury Bonds	Dec. 2020	5,346,531	(116,368)
3	30 Year Euro Buxl	Dec. 2020	799,276	45,349
17	30 Year U.S. Ultra Treasury Bonds	Dec. 2020	3,655,000	(133,783)

				(207,822)

Short Positions:
3	3 Month CME SOFR	Mar. 2022	749,738	407
127	2 Year U.S. Treasury Notes	Dec. 2020	28,047,156	3,420
60	5 Year Euro-Bobl	Dec. 2020	9,494,460	(67,324)
4	5 Year U.S. Treasury Notes	Dec. 2020	502,406	1,933
19	10 Year Euro-Bund	Dec. 2020	3,897,909	(72,552)
1	10 Year U.K. Gilt	Dec. 2020	175,773	750
20	10 Year U.S. Treasury Notes	Dec. 2020	2,764,375	21,307

See Notes to Financial Statements.

PGIM International Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2020

Futures contracts outstanding at October 31, 2020 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (cont’d):
163	Euro Currency	Dec. 2020	$23,747,063	$212,065
65	Euro Schatz Index	Dec. 2020	8,513,854	(10,301)

				89,705

				$(118,117)

Forward foreign currency exchange contracts outstanding at October 31, 2020:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	843	$149,763	$146,919	$—	$(2,844)
British Pound,
Expiring 11/03/20	Citibank, N.A.	GBP	2,596	3,387,870	3,362,781	—	(25,089)
Chilean Peso,
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	24,545	30,704	31,738	1,034	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	20,688	26,000	26,751	751	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	20,443	25,713	26,433	720	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	CLP	15,423	19,400	19,943	543	—
Chinese Renminbi,
Expiring 11/06/20	Citibank, N.A.	CNH	384	55,285	57,318	2,033	—
Expiring 11/06/20	HSBC Bank USA, N.A.	CNH	175	25,133	26,188	1,055	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	218	31,080	32,547	1,467	—
Expiring 11/06/20	JPMorgan Chase Bank, N.A.	CNH	174	25,713	25,921	208	—
Expiring 11/06/20	UBS AG	CNH	213	30,630	31,790	1,160	—
Expiring 05/14/21	Citibank, N.A.	CNH	961	137,666	141,479	3,813	—
Czech Koruna,
Expiring 01/19/21	Bank of America, N.A.	CZK	587	25,679	25,148	—	(531)
Expiring 01/19/21	BNP Paribas S.A.	CZK	590	25,329	25,260	—	(69)
Expiring 01/19/21	Citibank, N.A.	CZK	973	41,983	41,637	—	(346)
Expiring 01/19/21	Morgan Stanley & Co. International PLC	CZK	1,679	72,036	71,894	—	(142)
Euro,
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	145	171,492	169,460	—	(2,032)
Indian Rupee,
Expiring 12/16/20	Citibank, N.A.	INR	3,821	51,709	51,030	—	(679)
Expiring 12/16/20	Citibank, N.A.	INR	1,923	26,000	25,688	—	(312)
Expiring 12/16/20	Citibank, N.A.	INR	1,884	25,636	25,164	—	(472)

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 12/16/20	UBS AG	INR	1,900	$25,634	$25,369	$—	$(265)
Indonesian Rupiah,
Expiring 12/16/20	Citibank, N.A.	IDR	381,235	25,707	25,671	—	(36)
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	378,746	25,587	25,503	—	(84)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	IDR	381,987	26,000	25,722	—	(278)
Israeli Shekel,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	170	50,406	49,716	—	(690)
Japanese Yen,
Expiring 01/19/21	Citibank, N.A.	JPY	2,701	25,713	25,833	120	—
Expiring 01/19/21	JPMorgan Chase Bank, N.A.	JPY	2,710	26,000	25,918	—	(82)
Mexican Peso,
Expiring 12/16/20	Bank of America, N.A.	MXN	568	25,557	26,620	1,063	—
Expiring 12/16/20	Citibank, N.A.	MXN	1,501	68,091	70,411	2,320	—
Expiring 12/16/20	Goldman Sachs International	MXN	584	25,707	27,379	1,672	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	567	25,438	26,571	1,133	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	561	25,509	26,291	782	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	549	25,713	25,743	30	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	548	26,000	25,712	—	(288)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	MXN	554	25,713	25,961	248	—
Norwegian Krone,
Expiring 01/19/21	HSBC Bank USA, N.A.	NOK	674	73,447	70,578	—	(2,869)
Peruvian Nuevo Sol,
Expiring 12/16/20	Citibank, N.A.	PEN	91	25,707	25,076	—	(631)
Philippine Peso,
Expiring 11/16/20	HSBC Bank USA, N.A.	PHP	1,256	25,713	25,860	147	—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	100	26,000	25,266	—	(734)
Russian Ruble,
Expiring 12/16/20	Barclays Bank PLC	RUB	1,620	21,000	20,281	—	(719)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	2,150	28,029	26,920	—	(1,109)
Expiring 12/16/20	Morgan Stanley & Co. International PLC	RUB	1,616	21,000	20,228	—	(772)
Singapore Dollar,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	138	101,429	101,357	—	(72)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	SGD	35	25,545	25,502	—	(43)
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	79,942	67,239	70,313	3,074	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	57,415	48,278	50,500	2,222	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	36,249	30,774	31,883	1,109	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	30,120	25,702	26,492	790	—

See Notes to Financial Statements.

PGIM International Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	29,843	$25,707	$26,249	$542	$—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	24,046	20,516	21,150	634	—
Thai Baht,
Expiring 12/16/20	Citibank, N.A.	THB	1,614	51,004	51,778	774	—
Expiring 12/16/20	HSBC Bank USA, N.A.	THB	964	30,704	30,935	231	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	388	49,800	45,171	—	(4,629)
Expiring 12/16/20	Citibank, N.A.	TRY	199	24,665	23,177	—	(1,488)
Expiring 12/16/20	UBS AG	TRY	585	73,792	68,142	—	(5,650)

				$5,633,647	$5,610,367	29,675	(52,955)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/20/21	BNP Paribas S.A.	AUD	874	$620,155	$614,858	$5,297	$—
Brazilian Real,
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	591	107,049	102,925	4,124	—
Expiring 11/04/20	JPMorgan Chase Bank, N.A.	BRL	108	19,200	18,819	381	—
Expiring 11/04/20	Morgan Stanley & Co. International PLC	BRL	144	25,860	25,176	684	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	843	149,641	146,733	2,908	—
Expiring 12/02/20	Morgan Stanley & Co. International PLC	BRL	151	26,000	26,254	—	(254)
British Pound,
Expiring 11/03/20	Deutsche Bank AG	GBP	2,596	3,311,526	3,362,781	—	(51,255)
Expiring 12/02/20	Citibank, N.A.	GBP	2,596	3,388,379	3,363,393	24,986	—
Expiring 01/19/21	HSBC Bank USA, N.A.	GBP	1,410	1,854,183	1,827,922	26,261	—
Canadian Dollar,
Expiring 01/20/21	Morgan Stanley & Co. International PLC	CAD	1,126	857,712	845,247	12,465	—
Chilean Peso,
Expiring 12/16/20	BNP Paribas S.A.	CLP	87,664	114,316	113,353	963	—
Expiring 12/16/20	HSBC Bank USA, N.A.	CLP	126,150	164,051	163,118	933	—
Expiring 12/16/20	JPMorgan Chase Bank,
	N.A.	CLP	20,234	25,593	26,163	—	(570)

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi,
Expiring 11/06/20	BNP Paribas S.A.	CNH	14,071	$2,002,344	$2,100,327	$—	$(97,983)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	961	137,889	141,479	—	(3,590)
Colombian Peso,
Expiring 12/16/20	BNP Paribas S.A.	COP	176,948	47,178	45,622	1,556	—
Expiring 12/16/20	Citibank, N.A.	COP	98,549	25,502	25,408	94	—
Expiring 12/16/20	Citibank, N.A.	COP	87,387	23,334	22,531	803	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	125,286	32,536	32,302	234	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	COP	111,523	30,104	28,754	1,350	—
Euro,
Expiring 01/19/21	HSBC Bank USA, N.A.	EUR	169	197,737	197,726	11	—
Expiring 01/19/21	Morgan Stanley & Co. International PLC	EUR	5,478	6,447,350	6,392,882	54,468	—
Hong Kong Dollar,
Expiring 11/06/20	UBS AG	HKD	1,026	132,433	132,392	41	—
Hungarian Forint,
Expiring 01/19/21	Morgan Stanley & Co. International PLC	HUF	25,293	82,869	80,226	2,643	—
Indonesian Rupiah,
Expiring 12/16/20	HSBC Bank USA, N.A.	IDR	1,051,972	70,064	70,836	—	(772)
Israeli Shekel,
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	ILS	248	73,087	72,770	317	—
Japanese Yen,
Expiring 01/19/21	Citibank, N.A.	JPY	52,298	497,069	500,137	—	(3,068)
Malaysian Ringgit,
Expiring 12/16/20	Barclays Bank PLC	MYR	94	22,595	22,580	15	—
Mexican Peso,
Expiring 12/16/20	Goldman Sachs International	MXN	578	25,707	27,127	—	(1,420)
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	MXN	1,040	48,200	48,772	—	(572)
New Zealand Dollar,
Expiring 01/20/21	Citibank, N.A.	NZD	82	54,000	54,316	—	(316)
Expiring 01/20/21	Citibank, N.A.	NZD	24	15,664	15,665	—	(1)
Expiring 01/20/21	JPMorgan Chase Bank, N.A.	NZD	329	216,962	217,781	—	(819)
Peruvian Nuevo Sol,
Expiring 12/16/20	BNP Paribas S.A.	PEN	130	35,786	35,880	—	(94)

See Notes to Financial Statements.

PGIM International Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2020

Forward foreign currency exchange contracts outstanding at October 31, 2020 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso,
Expiring 12/16/20	HSBC Bank USA, N.A.	PHP	1,212	$25,000	$24,947	$53	$—
Polish Zloty,
Expiring 01/19/21	Barclays Bank PLC	PLN	255	67,112	64,416	2,696	—
Russian Ruble,
Expiring 12/16/20	Citibank, N.A.	RUB	1,667	21,000	20,874	126	—
South African Rand,
Expiring 12/17/20	Barclays Bank PLC	ZAR	1,729	102,116	105,630	—	(3,514)
Expiring 12/17/20	Citibank, N.A.	ZAR	2,167	129,280	132,420	—	(3,140)
Expiring 12/17/20	Citibank, N.A.	ZAR	530	30,669	32,379	—	(1,710)
Expiring 12/17/20	Citibank, N.A.	ZAR	441	25,456	26,922	—	(1,466)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	1,661	98,495	101,489	—	(2,994)
Expiring 12/17/20	JPMorgan Chase Bank, N.A.	ZAR	432	25,573	26,415	—	(842)
South Korean Won,
Expiring 12/16/20	HSBC Bank USA, N.A.	KRW	29,445	26,000	25,899	101	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	KRW	29,272	25,702	25,746	—	(44)
Swedish Krona,
Expiring 01/19/21	BNP Paribas S.A.	SEK	1,538	174,578	173,058	1,520	—
Swiss Franc,
Expiring 01/19/21	Citibank, N.A.	CHF	216	237,321	236,546	775	—
Turkish Lira,
Expiring 12/16/20	Barclays Bank PLC	TRY	200	25,000	23,330	1,670	—
Expiring 12/16/20	Barclays Bank PLC	TRY	157	20,388	18,265	2,123	—
Expiring 12/16/20	Barclays Bank PLC	TRY	157	20,147	18,265	1,882	—
Expiring 12/16/20	Barclays Bank PLC	TRY	103	13,416	11,983	1,433	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	204	26,000	23,807	2,193	—
Expiring 12/16/20	JPMorgan Chase Bank, N.A.	TRY	199	25,500	23,208	2,292	—

				$22,000,828	$22,017,854	157,398	(174,424)

						$187,073	$(227,379)

See Notes to Financial Statements.

38

Cross currency exchange contracts outstanding at October 31, 2020:

Settlement	Type	Notional Amount (000)		In Exchange For (000)	Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
01/20/21	Buy	EUR	26	AUD 43	$—	$(44)	JPMorgan Chase Bank, N.A.

Credit default swap agreements outstanding at October 31, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)**:
Federal Republic of Brazil	12/20/22	1.000%(Q)	600	1.240%	$(2,390)	$(441)	$(1,949)	Citibank, N.A.
Government of Malaysia	12/20/22	1.000%(Q)	120	0.164%	2,301	(88)	2,389	Citibank, N.A.
People’s Republic of China	12/20/22	1.000%(Q)	400	0.127%	7,995	(294)	8,289	Citibank, N.A.
Republic of Chile	12/20/22	1.000%(Q)	120	0.149%	2,342	(88)	2,430	Citibank, N.A.
Republic of Colombia	12/20/22	1.000%(Q)	160	0.549%	1,733	(118)	1,851	Citibank, N.A.
Republic of Indonesia	12/20/22	1.000%(Q)	160	0.407%	2,224	(118)	2,342	Citibank, N.A.
Republic of Panama	12/20/22	1.000%(Q)	120	0.226%	2,140	(88)	2,228	Citibank, N.A.
Republic of Peru	12/20/22	1.000%(Q)	120	0.190%	2,235	(88)	2,323	Citibank, N.A.
Republic of Philippines	12/20/22	1.000%(Q)	120	0.159%	2,315	(88)	2,403	Citibank, N.A.
Republic of South Africa	12/20/22	1.000%(Q)	360	1.835%	(5,961)	(265)	(5,696)	Citibank, N.A.
Republic of Turkey	12/20/22	1.000%(Q)	600	5.251%	(50,756)	(441)	(50,315)	Citibank, N.A.
Russian Federation	12/20/22	1.000%(Q)	360	0.514%	4,169	(265)	4,434	Citibank, N.A.
United Mexican States	12/20/22	1.000%(Q)	520	0.574%	5,351	(382)	5,733	Citibank, N.A.

					$(26,302)	$(2,764)	$(23,538)

See Notes to Financial Statements.

PGIM International Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices— Buy Protection(1)**:
CDX.EM.28.V.3	12/20/22	1.000%(Q)	3,760	$23,982	$(760)	$24,742	Citibank, N.A.

**

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The upfront premium is attached to the index of the trade for the Emerging Markets CDX package(s) . Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^:
Alcentra CLO	11/24/20	1.000%(M)	5	*	$—	$—	$—	Goldman Sachs International
Alcentra CLO	11/24/20	0.500%(M)	4	*	—	—	—	Goldman Sachs International
Allianz CLO	11/24/20	1.000%(M)	9	*	—	—	—	Goldman Sachs International
AMMC CLO Ltd.	11/24/20	0.500%(M)	—	*	—	—	—	Goldman Sachs International
Angelo Gordon CLO	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International
AXA CLO	11/24/20	1.000%(M)	4	*	—	—	—	Goldman Sachs International
Bain CLO	11/24/20	0.500%(M)	23	*	1	—	1	Goldman Sachs International
Bank 2018-BN14	11/30/20	1.250%(M)	22	*	2	—	2	Goldman Sachs International
Bardin Hill CLO	11/24/20	0.500%(M)	12	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

40

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
Bardin Hill CLO	11/24/20	1.000%(M)	4	*	$—	$—	$—	Goldman Sachs International
Benchmark Mortgage Trust	11/30/20	1.250%(M)	10	*	1	—	1	Goldman Sachs International
BlueMountain CLO	11/24/20	0.500%(M)	2	*	—	—	—	Goldman Sachs International
Canyon CLO	11/24/20	0.500%(M)	3	0.500%	—	—	—	Goldman Sachs International
Carlson CLO	11/24/20	1.000%(M)	4	*	—	—	—	Goldman Sachs International
Carlyle CLO	11/24/20	0.500%(M)	6	*	—	—	—	Goldman Sachs International
Carlyle CLO	11/24/20	1.000%(M)	1	*	—	—	—	Goldman Sachs International
COMM Mortgage Trust	11/30/20	1.250%(M)	9	*	1	—	1	Goldman Sachs International
COMM Mortgage Trust	11/30/20	1.250%(M)	6	*	1	—	1	Goldman Sachs International
Covenant	11/24/20	0.500%(M)	2	0.500%	—	—	—	Goldman Sachs International
Crescent CLO	11/24/20	1.000%(M)	5	*	—	—	—	Goldman Sachs International
CSAM CLO	11/24/20	0.500%(M)	6	*	—	—	—	Goldman Sachs International
CSAM CLO	11/24/20	1.000%(M)	1	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM International Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
DFG CLO	11/24/20	0.500%(M)	9	*	$—	$—	$—	Goldman Sachs International
DoubleLine	11/24/20	0.500%(M)	2	*	—	—	—	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(M)	26	*	1	—	1	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(M)	17	*	1	—	1	Goldman Sachs International
Ellington CLO	11/24/20	1.000%(M)	8	*	—	—	—	Goldman Sachs International
Fort Washington CLO	11/24/20	1.000%(M)	5	*	—	—	—	Goldman Sachs International
HPS CLO	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International
ICG CLO	11/24/20	0.500%(M)	8	*	—	—	—	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/30/20	1.250%(M)	12	*	1	—	1	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/30/20	1.250%(M)	5	*	1	—	1	Goldman Sachs International
LCM CLO	11/24/20	1.000%(M)	3	*	—	—	—	Goldman Sachs International
Loomis Sayles & Co. LP	11/24/20	0.500%(M)	1	0.500%	—	—	—	Goldman Sachs International
Marathon	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

42

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
MJX CLO	11/24/20	1.000%(M)	8	*	$—	$—	$—	Goldman Sachs International
MJX CLO	11/24/20	1.000%(M)	5	*	—	—	—	Goldman Sachs International
MJX CLO	11/24/20	0.500%(M)	4	*	—	—	—	Goldman Sachs International
MJX CLO	11/24/20	1.000%(M)	4	*	—	—	—	Goldman Sachs International
Morgan Stanley Capital I Trust	11/30/20	1.250%(M)	5	*	1	—	1	Goldman Sachs International
Neuberger Berman CLO Ltd.	11/24/20	0.500%(M)	8	*	—	—	—	Goldman Sachs International
NYLIM CLO	11/24/20	0.500%(M)	7	*	—	—	—	Goldman Sachs International
Och-Ziff CLO	11/24/20	1.000%(M)	15	*	1	—	1	Goldman Sachs International
Och-Ziff CLO	11/24/20	1.000%(M)	9	*	1	—	1	Goldman Sachs International
Octagon CLO	11/24/20	0.500%(M)	56	*	2	—	2	Goldman Sachs International
ONEX CLO	11/24/20	0.500%(M)	19	*	1	—	1	Goldman Sachs International
Palmer Square CLO	11/24/20	1.000%(M)	1	*	—	—	—	Goldman Sachs International
Par-Four	11/24/20	0.500%(M)	16	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM International Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
PineBridge CLO	11/24/20	0.500%(M)	1	0.500%	$—	$—	$—	Goldman Sachs International
Pretium	11/24/20	0.500%(M)	99	*	3	—	3	Goldman Sachs International
Providence CLO	11/24/20	1.000%(M)	4	*	—	—	—	Goldman Sachs International
Providence CLO	11/24/20	1.000%(M)	3	*	—	—	—	Goldman Sachs International
Saratoga CLO	11/24/20	0.500%(M)	70	*	2	—	2	Goldman Sachs International
Saratoga CLO	11/24/20	1.000%(M)	9	*	1	—	1	Goldman Sachs International
Shenkman Capital	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International
Sound Point CLO Ltd.	11/24/20	1.000%(M)	7	*	—	—	—	Goldman Sachs International
Sound Point CLO Ltd.	11/24/20	1.000%(M)	5	*	—	—	—	Goldman Sachs International
Steele Creek	11/24/20	0.500%(M)	12	*	—	—	—	Goldman Sachs International
Symphony CLO	11/24/20	1.000%(M)	6	*	—	—	—	Goldman Sachs International
TCW CLO	11/24/20	0.500%(M)	5	*	—	—	—	Goldman Sachs International
THL CLO	11/24/20	1.000%(M)	12	*	1	—	1	Goldman Sachs International

See Notes to Financial Statements.

44

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities - Sell Protection(2)^ (cont’d.):
THL CLO	11/24/20	0.500%(M)	4	*	$—	$—	$—	Goldman Sachs International
TIAA CLO	11/24/20	1.000%(M)	2	*	—	—	—	Goldman Sachs International
Trimaran CLO	11/24/20	1.000%(M)	31	*	2	—	2	Goldman Sachs International
Trimaran CLO	11/24/20	1.000%(M)	7	*	—	—	—	Goldman Sachs International
Voya CLO	11/24/20	0.500%(M)	64	*	2	—	2	Goldman Sachs International
WellFleet CLO	11/24/20	0.500%(M)	1	*	—	—	—	Goldman Sachs International
Western Asset Management Co.	11/24/20	0.500%(M)	2	*	—	—	—	Goldman Sachs International

					$27	$—	$27

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)EUR	100	$(475)	$3,567	$(4,042)	Barclays Bank PLC
Kingdom of Spain	06/20/23	1.000%(Q)	100	(2,104)	(1,340)	(764)	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)EUR	210	(2,879)	1,622	(4,501)	Barclays Bank PLC
Republic of Italy	06/20/28	1.000%(Q)EUR	105	991	5,002	(4,011)	Barclays Bank PLC

				$(4,467)	$8,851	$(13,318)

See Notes to Financial Statements.

PGIM International Bond Fund 45

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2):
Boeing Co.	12/20/21	1.000%(Q)	100	1.662%	$ (636)	$ 617	$ (1,253)	Bank of America, N.A.
Commonwealth of Australia	12/20/24	1.000%(Q)	100	0.119%	3,781	2,228	1,553	Barclays Bank PLC
DP World PLC	12/20/24	1.000%(Q)	100	1.393%	(1,473)	389	(1,862)	Barclays Bank PLC
Federal Republic of Germany	06/20/25	0.250%(Q)	90	0.099%	658	205	453	Bank of America, N.A.
Generalitat de Cataluna	12/20/22	1.000%(Q)	110	1.499%	(1,030)	(6,744)	5,714	Citibank, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	830	0.330%	15,691	4,562	11,129	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	100	0.330%	1,890	820	1,070	Bank of America, N.A.
Kingdom of Spain	06/20/25	1.000%(Q)	60	0.543%	1,332	(535)	1,867	Bank of America, N.A.
Kingdom of Spain	12/20/25	1.000%(Q)	50	0.594%	1,087	1,007	80	JPMorgan Chase Bank, N.A.
Republic of Hungary	06/20/22	1.000%(Q)	450	0.298%	5,734	(912)	6,646	Citibank, N.A.
Republic of Indonesia	06/20/23	1.000%(Q)	220	0.503%	3,143	(745)	3,888	Citibank, N.A.
Republic of Ireland	06/20/27	1.000%(Q)	100	0.292%	4,757	1,669	3,088	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/23	1.000%(Q)	375	0.805%	2,353	(8,022)	10,375	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/23	1.000%(Q)	350	0.805%	2,196	(10,346)	12,542	Bank of America, N.A.
Republic of Kazakhstan	06/20/23	1.000%(Q)	115	0.421%	1,894	—	1,894	Citibank, N.A.
Republic of Panama	06/20/22	1.000%(Q)	100	0.195%	1,446	291	1,155	Citibank, N.A.
Republic of Portugal	12/20/23	1.000%(Q)	100	0.294%	2,338	(35)	2,373	Morgan Stanley & Co. International PLC
Republic of South Africa	12/20/23	1.000%(Q)	400	2.202%	(14,219)	(13,501)	(718)	Bank of America, N.A.
Republic of Turkey	06/20/23	1.000%(Q)	80	5.337%	(8,373)	(6,080)	(2,293)	BNP Paribas S.A.

See Notes to Financial Statements.

46

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Sell Protection(2)(cont’d.):
Republic of Ukraine	12/20/23	5.000%(Q)	100	5.966%	$(2,154)	$4,488	$(6,642)	Deutsche Bank AG
Republic of Ukraine	06/20/25	5.000%(Q)	30	6.136%	(1,157)	(311)	(846)	Barclays Bank PLC
Republic of Ukraine	12/20/25	5.000%(Q)	85	6.184%	(3,781)	(1,822)	(1,959)	Barclays Bank PLC
Russian Federation	12/20/20	1.000%(Q)	100	0.222%	227	106	121	Citibank, N.A.
Russian Federation	12/20/20	1.000%(Q)	50	0.222%	113	45	68	Citibank, N.A.
Russian Federation	12/20/22	1.000%(Q)	50	0.514%	579	(56)	635	Citibank, N.A.
Russian Federation	06/20/23	1.000%(Q)	200	0.609%	2,293	(2,026)	4,319	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	150	0.609%	1,720	(1,274)	2,994	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	60	0.609%	688	(598)	1,286	BNP Paribas S.A.
Russian Federation	12/20/26	1.000%(Q)	100	1.250%	(1,370)	(6,882)	5,512	Barclays Bank PLC
State of Illinois	12/20/22	1.000%(Q)	100	2.612%	(3,072)	(1,696)	(1,376)	Citibank, N.A.
State of Illinois	12/20/24	1.000%(Q)	100	2.791%	(6,122)	(4,107)	(2,015)	Goldman Sachs International

					$10,533	$(49,265)	$59,798

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.IG.34.V1	06/20/30	1.000%(Q)	1,280	$15,177	$25,428	$10,251

See Notes to Financial Statements.

PGIM International Bond Fund 47

Schedule of Investments (continued)

as of October 31, 2020

Credit default swap agreements outstanding at October 31, 2020 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2020(4)	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.NA.IG.34.V1	06/20/25	1.000%(Q)		2,350	0.906%	$24,570	$12,669	$(11,901)
iTraxx.XO.34.V1	12/20/25	5.000%(Q)	EUR	6,400	3.670%	611,290	490,868	(120,422)

						$635,860	$503,537	$(132,323)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2020(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices - Sell Protection(2):
CDX.Beijing 1Y 30% -100%^	12/20/20	0.000%	299	*	$(14)	$(23)	$9	Citibank, N.A.
CMBX.NA.6.AA	05/11/63	1.500%(M)	200	*	(705)	(1,068)	363	JPMorgan Securities LLC

					$(719)	$(1,091)	$372

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

48

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreement outstanding at October 31, 2020:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
IDR 2,000,000	8.22%(S)	138	6 Month LIBOR(S)	Citibank, N.A.	11/29/23	$9,592	$—	$9,592

Inflation swap agreements outstanding at October 31, 2020:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR 200	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(11,495)	$(11,495)
EUR 200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	10,339	10,339

				$—	$(1,156)	$(1,156)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2020:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	560	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	$—	$22,716	$22,716
AUD	380	11/27/28	2.847%(S)	6 Month BBSW(2)(S)	(5)	51,162	51,167
AUD	350	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	31,355	46,667	15,312

See Notes to Financial Statements.

PGIM International Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
AUD	150	05/09/32	3.140%(S)	6 Month BBSW(2)(S)	$(3)	$27,895	$27,898
AUD	165	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(4)	30,128	30,132
BRL	6,910	01/02/24	4.920%(T)	1 Day BROIS(2)(T)	—	(34,579)	(34,579)
BRL	287	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	1,595	1,595
BRL	1,710	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	11,750	11,750
BRL	657	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	32,336	32,336
BRL	724	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	43,584	43,584
BRL	305	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	21,905	21,905
BRL	98	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	8,315	8,315
BRL	1,008	01/04/27	6.490%(T)	1 Day BROIS(2)(T)	—	(4,160)	(4,160)
BRL	1,027	01/04/27	6.493%(T)	1 Day BROIS(2)(T)	—	(3,753)	(3,753)
BRL	991	01/04/27	6.820%(T)	1 Day BROIS(2)(T)	—	(4,314)	(4,314)
BRL	1,091	01/02/29	7.250%(T)	1 Day BROIS(2)(T)	—	(3,416)	(3,416)
CAD	620	04/05/22	1.445%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(9,168)	6,732	15,900
CAD	500	09/03/25	0.733%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(2)	(487)	(485)
CAD	200	12/03/28	2.600%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	1,616	20,172	18,556
CAD	320	05/30/37	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(14,774)	30,513	45,287
CAD	50	01/09/38	2.720%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(1)	7,653	7,654
CAD	150	05/30/47	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(7,615)	17,784	25,399
CHF	210	04/03/28	0.410%(A)	6 Month CHF LIBOR(2)(S)	1,497	16,432	14,935
CHF	140	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	—	9,725	9,725
CHF	80	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	3,002	11,110	8,108
CLP	47,300	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)	—	5,481	5,481
CLP	91,000	11/22/29	3.203%(S)	1 Day CLOIS(2)(S)	—	11,455	11,455
CLP	100,000	02/10/30	3.010%(S)	1 Day CLOIS(2)(S)	—	9,364	9,364
CNH	800	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(8)	2,220	2,228

See Notes to Financial Statements.

50

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CNH	800	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	$(1)	$1,715	$1,716
CNH	1,400	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	2,847	2,847
CNH	2,440	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	2	4,790	4,788
CNH	2,300	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(3)	4,181	4,184
CNH	2,600	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(1)	4,544	4,545
CNH	1,780	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(6)	6,234	6,240
CNH	2,500	02/04/25	2.600%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	687	687
CNH	3,900	03/06/25	2.425%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(13)	(3,560)	(3,547)
CNH	6,000	03/12/25	2.400%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(2)	(6,549)	(6,547)
CNH	2,880	06/01/25	1.973%(Q)	7 Day China Fixing Repo Rates(2)(Q)	2	(11,748)	(11,750)
CNH	5,039	08/06/25	2.555%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(9)	(847)	(838)
CNH	11,480	11/02/25	2.588%(Q)	7 Day China Fixing Repo Rates(2)(Q)	33	(1,065)	(1,098)
COP	907,840	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	9,118	37,191	28,073
CZK	6,000	11/17/22	1.505%(A)	6 Month PRIBOR(2)(S)	(10)	9,870	9,880
CZK	6,700	01/31/24	1.930%(A)	6 Month PRIBOR(1)(S)	—	(18,522)	(18,522)
CZK	12,700	03/31/24	0.710%(A)	6 Month PRIBOR(1)(S)	—	(7,668)	(7,668)
CZK	2,200	06/29/27	1.175%(A)	6 Month PRIBOR(1)(S)	5,359	(3,563)	(8,922)
CZK	5,145	03/31/30	0.710%(A)	6 Month PRIBOR(2)(S)	—	(1,510)	(1,510)
EUR	620	05/11/22	(0.250)%(A)	1 Day EONIA(2)(A)	3,486	3,852	366
EUR	225	04/27/30	(0.016)%(A)	6 Month EURIBOR(2)(S)	—	7,196	7,196
EUR	1,335	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)	(79,593)	190,296	269,889
EUR	35	05/05/39	0.044%(A)	6 Month EURIBOR(2)(S)	—	622	622

See Notes to Financial Statements.

PGIM International Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
EUR	60	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)	$1,650	$31,359	$29,709
GBP	125	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(1,930)	(6,300)	(4,370)
GBP	50	05/08/29	1.100%(A)	1 Day SONIA(2)(A)	2,573	5,410	2,837
GBP	125	05/08/46	1.250%(A)	1 Day SONIA(2)(A)	26,799	35,992	9,193
GBP	80	09/03/50	0.328%(A)	1 Day SONIA(2)(A)	(1)	(954)	(953)
HKD	2,390	03/13/21	2.138%(Q)	3 Month HIBOR(2)(Q)	—	2,522	2,522
HKD	2,700	03/13/21	2.145%(Q)	3 Month HIBOR(2)(Q)	—	2,862	2,862
HKD	1,405	09/03/26	1.538%(Q)	3 Month HIBOR(1)(Q)	(8)	(9,980)	(9,972)
HUF	95,000	01/12/27	4.150%(A)	6 Month BUBOR(2)(S)	—	39,117	39,117
HUF	99,345	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	30,333	30,333
HUF	26,000	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	800	800
HUF	57,000	09/03/30	1.705%(A)	6 Month BUBOR(2)(S)	—	1,071	1,071
JPY	309,920	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(402)	(402)
JPY	76,810	01/29/21	(0.014)%(S)	6 Month JPY LIBOR(1)(S)	—	(60)	(60)
JPY	301,250	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(4,594)	21,422	26,016
JPY	46,500	07/04/28	0.282%(S)	6 Month JPY LIBOR(2)(S)	3,354	9,858	6,504
JPY	57,765	12/03/28	0.200%(S)	6 Month JPY LIBOR(2)(S)	4,382	8,760	4,378
JPY	180,000	12/22/36	0.641%(S)	6 Month JPY LIBOR(2)(S)	—	122,443	122,443
JPY	18,500	02/28/37	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	13,558	13,558
JPY	95,000	07/26/37	0.676%(S)	6 Month JPY LIBOR(2)(S)	—	70,219	70,219
JPY	9,150	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	—	8,050	8,050
JPY	8,000	12/03/38	0.600%(S)	6 Month JPY LIBOR(2)(S)	2,421	4,932	2,511
JPY	20,000	10/04/39	0.203%(S)	6 Month JPY LIBOR(2)(S)	—	(2,406)	(2,406)

See Notes to Financial Statements.

52

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	30,000	12/03/39	0.650%(S)	6 Month JPY LIBOR(2)(S)	$19,032	$21,172	$2,140
JPY	100,000	01/16/40	0.343%(S)	6 Month JPY LIBOR(2)(S)	—	13,118	13,118
JPY	35,000	02/06/40	0.223%(S)	6 Month JPY LIBOR(2)(S)	—	(3,298)	(3,298)
JPY	45,000	12/22/41	0.731%(S)	6 Month JPY LIBOR(2)(S)	—	39,105	39,105
JPY	6,200	04/07/42	0.803%(S)	6 Month JPY LIBOR(2)(S)	—	6,166	6,166
JPY	7,400	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	6,980	6,980
JPY	25,000	11/24/47	0.888%(S)	6 Month JPY LIBOR(2)(S)	—	33,000	33,000
KRW	700,000	01/07/21	1.733%(Q)	3 Month KWCDC(2)(Q)	—	1,752	1,752
KRW	75,700	04/17/29	1.740%(Q)	3 Month KWCDC(2)(Q)	—	3,858	3,858
KRW	184,000	04/27/30	1.065%(Q)	3 MonthKRW LIBOR(2)(Q)	—	(407)	(407)
MXN	2,080	06/11/27	7.210%(M)	28 Day Mexican Interbank Rate(2)(M)	312	10,170	9,858
MXN	4,020	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	825	33,900	33,075
NOK	1,500	12/11/28	2.177%(A)	6 Month NIBOR(2)(S)	—	19,123	19,123
NOK	500	02/07/29	2.083%(A)	6 Month NIBOR(2)(S)	759	5,883	5,124
NZD	470	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	—	65,258	65,258
NZD	70	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	1,592	10,213	8,621
NZD	90	07/22/29	1.768%(S)	3 Month BBR(2)(Q)	—	7,265	7,265
NZD	80	11/05/29	1.393%(S)	3 Month BBR(2)(Q)	—	4,830	4,830
PLN	1,120	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	18,210	18,210
PLN	935	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	—	21,616	21,616
PLN	500	04/11/24	2.020%(A)	6 Month WIBOR(2)(S)	—	8,857	8,857
PLN	1,300	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	18,808	18,808

See Notes to Financial Statements.

PGIM International Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
PLN	1,000	01/10/27	3.030%(A)	6 Month WIBOR(2)(S)	$—	$43,615	$43,615
SEK	2,500	12/30/26	1.106%(A)	3 Month STIBOR(2)(Q)	—	20,268	20,268
SEK	300	07/11/28	1.141%(A)	3 Month STIBOR(2)(Q)	440	2,659	2,219
SEK	990	11/28/28	1.188%(A)	3 Month STIBOR(2)(Q)	—	10,254	10,254
SEK	1,000	06/20/29	0.550%(A)	3 Month STIBOR(2)(Q)	—	3,471	3,471
SEK	1,500	01/24/30	0.605%(A)	3 Month STIBOR(2)(Q)	—	6,386	6,386
SGD	135	03/19/24	2.025%(S)	6 Month SIBOR(2)(S)	—	5,696	5,696
SGD	200	05/21/28	2.436%(S)	6 Month SIBOR(2)(S)	—	20,524	20,524
SGD	90	02/14/29	2.285%(S)	6 Month SIBOR(2)(S)	—	8,363	8,363
THB	4,200	07/03/30	1.028%(S)	6 Month BIBOR(2)(S)	—	(483)	(483)
	1,140	03/16/21	0.109%(A)	1 Day USOIS(1)(A)	—	(323)	(323)
	1,162	06/09/21	0.395%(A)	1 Day USOIS(1)(A)	—	(3,738)	(3,738)
	1,700	09/12/21	0.260%(A)	1 Day USOIS(1)(A)	—	(3,302)	(3,302)
	1,155	03/10/22	0.330%(A)	1 Day USOIS(1)(A)	—	(5,964)	(5,964)
	1,160	05/29/22	0.014%(A)	1 Day USOIS(1)(A)	—	1,190	1,190
	2,220	10/30/23	0.072%(A)	1 Day USOIS(1)(A)	—	647	647
	3,165	11/02/23	0.070%(A)	1 Day USOIS(1)(A)	—	1,191	1,191
	100	05/20/50	0.691%(A)	1 Day USOIS(1)(A)	—	10,289	10,289
ZAR	10,560	03/13/21	7.180%(Q)	3 Month JIBAR(2)(Q)	(1)	12,526	12,527
ZAR	9,480	03/13/24	7.500%(Q)	3 Month JIBAR(1)(Q)	10	(66,934)	(66,944)
ZAR	2,035	06/30/27	8.015%(Q)	3 Month JIBAR(2)(Q)	(11)	16,810	16,821
ZAR	1,700	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	(29)	16,467	16,496
ZAR	3,500	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	6	27,375	27,369
ZAR	2,820	03/13/29	8.055%(Q)	3 Month JIBAR(2)(Q)	(8)	19,557	19,565
ZAR	2,000	10/03/29	7.580%(Q)	3 Month JIBAR(2)(Q)	—	8,117	8,117
ZAR	11,910	09/15/30	6.940%(Q)	3 Month JIBAR(2)(Q)	(140)	(1,023)	(883)

					$1,685	$1,502,801	$1,501,116

See Notes to Financial Statements.

54

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
CLP	85,000	11/15/27	4.130%(S)	1 Day CLOIS(2)(S)	$19,455	$—	$19,455	Morgan Stanley & Co. International PLC
CLP	55,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	12,723	—	12,723	Morgan Stanley & Co. International PLC
CLP	19,100	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	4,374	—	4,374	Morgan Stanley & Co. International PLC
CLP	33,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	7,540	—	7,540	Morgan Stanley & Co. International PLC
CLP	23,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	5,661	—	5,661	Citibank, N.A.
CNH	500	04/02/26	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	1,966	(1)	1,967	Citibank, N.A.
COP	123,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	4,659	—	4,659	Morgan Stanley & Co. International PLC
COP	336,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	12,323	—	12,323	Morgan Stanley & Co. International PLC
COP	263,000	02/01/28	6.020%(Q)	1 Day COOIS(2)(Q)	10,519	—	10,519	Morgan Stanley & Co. International PLC
COP	118,000	07/12/29	5.165%(Q)	1 Day COOIS(2)(Q)	2,705	—	2,705	Morgan Stanley & Co. International PLC
ILS	1,150	01/12/27	1.975%(A)	3 Month TELBOR(2)(Q)	38,453	—	38,453	Citibank, N.A.
ILS	200	09/07/27	0.488%(A)	3 Month TELBOR(2)(Q)	226	—	226	Morgan Stanley & Co. International PLC
ILS	390	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	13,821	—	13,821	JPMorgan Chase Bank, N.A.
ILS	115	02/07/29	1.965%(A)	3 Month TELBOR(2)(Q)	4,257	—	4,257	JPMorgan Chase Bank, N.A.
ILS	450	04/24/30	0.710%(A)	3 Month TELBOR(2)(Q)	849	(4)	853	Goldman Sachs International
ILS	800	05/07/30	0.810%(A)	3 Month TELBOR(2)(Q)	3,655	—	3,655	Goldman Sachs International
KRW	850,000	01/06/27	1.800%(Q)	3 Month KWCDC(2)(Q)	37,435	(14)	37,449	Citibank, N.A.

See Notes to Financial Statements.

PGIM International Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2020

Interest rate swap agreements outstanding at October 31, 2020 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
MYR	1,000	11/27/23	3.900%(Q)	3 Month KLIBOR(2)(Q)	$15,664	$(2)	$15,666	Citibank, N.A.
MYR	200	11/19/29	3.245%(Q)	3 Month KLIBOR(2)(Q)	4,263	—	4,263	Morgan Stanley & Co. International PLC
MYR	200	02/04/30	3.060%(Q)	3 Month KLIBOR(2)(Q)	3,529	—	3,529	Morgan Stanley & Co. International PLC
THB	5,000	05/07/25	0.795%(S)	6 Month BIBOR(2)(S)	581	1	580	HSBC Bank USA, N.A.
THB	3,500	02/14/29	2.180%(S)	6 Month THBFIX(2)(S)	11,010	—	11,010	Citibank, N.A.
	100	05/20/50	0.910%(Q)	1 Week MUNIPSA(2)(Q)	(6,562)	—	(6,562)	Citibank, N.A.
ZAR	3,300	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	(5,346)	(24)	(5,322)	Citibank, N.A.
ZAR	3,100	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	9,818	20	9,798	Citibank, N.A.

					$213,578	$(24)	$213,602

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:
	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$26,639	$(71,692)	$373,403	$(102,126)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$2,061,574
J.P. Morgan Securities LLC	340,000	677,287

Total	$340,000	$2,738,861

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

See Notes to Financial Statements.

56

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$1,241,596	$—
Ireland	—	581,519	—
United States	—	484,542	—
Commercial Mortgage-Backed Securities
Canada	—	18,363	—
United Kingdom	—	255,097	—
United States	—	1,716,121	—
Corporate Bonds
Australia	—	124,962	—
Brazil	—	138,984	—
China	—	526,912	—
France	—	953,238	—
Germany	—	1,532,103	—
Hong Kong	—	113,666	—
Iceland	—	112,878	—
India	—	118,491	—
Indonesia	—	111,779	—
Italy	—	254,695	—
Kazakhstan	—	112,632	—
Luxembourg	—	617,743	—
Mexico	—	526,981	—
Netherlands	—	795,657	—
Peru	—	153,023	—
Poland	—	315,685	—
Russia	—	290,729	—
Spain	—	433,569	—
Supranational Bank	—	261,566	—
United Arab Emirates	—	355,173	—
United Kingdom	—	1,210,360	—
United States	—	4,984,386	—
Residential Mortgage-Backed Securities
Bermuda	—	61,738	—
United States	—	303,125	—
Sovereign Bonds
Australia	—	150,861	—
Belgium	—	145,719	—
Brazil	—	969,150	—
Bulgaria	—	172,959	—
Canada	—	362,316	—
China	—	1,793,249	—
Colombia	—	786,116	—
Croatia	—	266,710	—
Cyprus	—	1,628,989	—
Germany	—	368,158	—
Greece	—	2,053,326	—
Hungary	—	73,118	—
Indonesia	—	1,159,794	—
Ireland	—	220,545	—

See Notes to Financial Statements.

PGIM International Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Israel	$—	$345,323	$—
Italy	—	3,496,804	—
Japan	—	132,513	—
Kazakhstan	—	147,212	—
Mexico	—	694,649	—
New Zealand	—	83,699	—
Peru	—	655,290	—
Philippines	—	116,681	—
Portugal	—	2,278,588	—
Qatar	—	219,391	—
Romania	—	371,405	—
Russia	—	296,093	—
Saudi Arabia	—	153,857	—
Senegal	—	115,620	—
Serbia	—	227,226	—
South Africa	—	133,878	—
South Korea	—	145,269	—
Spain	—	3,789,909	—
Ukraine	—	671,481	—
United Kingdom	—	2,055,278	—
U.S. Government Agency Obligations	—	198,538	—
Affiliated Mutual Fund	2,608,423	—	—
Option Purchased	—	5	—

Total	$2,608,423	$45,187,032	$—

Liabilities
Options Written	$—	$(2,736)	$—

Other Financial Instruments*
Assets
Futures Contracts	$285,739	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	187,073	—
OTC Packaged Credit Default Swap Agreements	—	56,787	—
Centrally Cleared Credit Default Swap Agreement	—	10,251	—
OTC Credit Default Swap Agreements	—	54,911	27
OTC Currency Swap Agreement	—	9,592	—
Centrally Cleared Inflation Swap Agreement	—	10,339	—
Centrally Cleared Interest Rate Swap Agreements	—	1,715,730	—
OTC Interest Rate Swap Agreements	—	225,486	—

Total	$285,739	$2,270,169	$27

Liabilities
Futures Contracts	$(403,856)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(227,379)	—
OTC Cross Currency Exchange Contracts	—	(44)	—
OTC Packaged Credit Default Swap Agreements	—	(59,107)	—
Centrally Cleared Credit Default Swap Agreements	—	(132,323)	—
OTC Credit Default Swap Agreements	—	(49,550)	(14)
Centrally Cleared Inflation Swap Agreement	—	(11,495)	—
Centrally Cleared Interest Rate Swap Agreements	—	(214,614)	—
OTC Interest Rate Swap Agreements	—	(11,908)	—

Total	$(403,856)	$(706,420)	$(14)

See Notes to Financial Statements.

58

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2020 were as follows (unaudited):

Sovereign Bonds	53.4%
Affiliated Mutual Fund	5.3
Banks	4.4
Commercial Mortgage-Backed Securities	4.1
Collateralized Loan Obligations	3.7
Healthcare-Products	2.3
Telecommunications	1.9
Oil & Gas	1.9
Chemicals	1.8
Transportation	1.7
Insurance	1.4
Electric	1.3
Software	1.3
Foods	1.1
Commercial Services	1.1
Media	0.9
Electronics	0.9
Retail	0.9
Residential Mortgage-Backed Securities	0.7
Electrical Components & Equipment	0.7
Diversified Financial Services	0.7
Auto Manufacturers	0.6
Multi-National	0.5

Machinery-Diversified	0.5%
Entertainment	0.5
Iron/Steel	0.5
Packaging & Containers	0.4
Internet	0.4
U.S. Government Agency Obligations	0.4
Consumer Loans	0.4
Student Loan	0.3
Other	0.3
Household Products/Wares	0.2
Computers	0.2
Auto Parts & Equipment	0.2
Lodging	0.2
Option Purchased	0.0	*

	97.1
Options Written	(0.0	)*
Other assets in excess of liabilities	2.9

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2020 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

PGIM International Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2020

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$10,251*		Due from/to broker-variation margin swaps	$132,323*
Credit contracts	Premiums paid for OTC swap agreements	26,618		Premiums received for OTC swap agreements	71,647
Credit contracts	Unrealized appreciation on OTC swap agreements	138,325		Unrealized depreciation on OTC swap agreements	90,242
Foreign exchange contracts	Due from/to broker-variation margin futures	212,065*		—	—
Foreign exchange contracts	Unaffiliated investments	5		Options written outstanding, at value	2,736
Foreign exchange contracts	—	—		Unrealized depreciation on OTC cross currency exchange contracts	44
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	187,073		Unrealized depreciation on OTC forward foreign currency exchange contracts	227,379
Interest rate contracts	Due from/to broker-variation margin futures	73,674	*	Due from/to broker-variation margin futures	403,856	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,726,069	*	Due from/to broker-variation margin swaps	226,109	*
Interest rate contracts	Premiums paid for OTC swap agreements	21		Premiums received for OTC swap agreements	45
Interest rate contracts	Unrealized appreciation on OTC swap agreements	235,078		Unrealized depreciation on OTC swap agreements	11,884

		$2,609,179			$1,166,265

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

60

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$7,747
Foreign exchange contracts	(42)	3,441	—	(1,647,779)	—
Interest rate contracts	21,528	—	750,196	—	(1,159,547)

Total	$21,486	$3,441	$750,196	$(1,647,779)	$(1,151,800)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$—	$—	$—	$—	$(206,300)
Foreign exchange contracts	(38)	835	212,065	404,547	—
Interest rate contracts	(9,990)	—	(397,876)	—	970,114

Total	$(10,028)	$835	$(185,811)	$404,547	$763,814

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM International Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2020

For the year ended October 31, 2020, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts—Purchased(3)
$361	$66,740	$13,651,713	$47,670,919	$25,448,247

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$56,880,888	$69,676	$56,039,860	$5,247,667

Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Inflation Swap Agreements(2)
$20,872,865	$138,169	$453,024

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Average volume is based on average quarter end balances as noted for the year ended October 31, 2020.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$34,328	$(28,988)	$5,340	$—	$5,340
Barclays Bank PLC	29,692	(35,832)	(6,140)	—	(6,140)
BNP Paribas S.A.	10,622	(107,117)	(96,495)	—	(96,495)
Citibank, N.A.	245,196	(124,337)	120,859	—	120,859
Deutsche Bank AG	4,488	(57,897)	(53,409)	—	(53,409)
Goldman Sachs International	6,207	(7,546)	(1,339)	—	(1,339)

See Notes to Financial Statements.

62

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
HSBC Bank USA, N.A.	$34,952	$(3,725)	$31,227	$—	$31,227
JPMorgan Chase Bank, N.A.	39,516	(12,716)	26,800	—	26,800
JPMorgan Securities LLC	363	(1,068)	(705)	—	(705)
Morgan Stanley & Co. International PLC	180,555	(18,836)	161,719	—	161,719
UBS AG	1,201	(5,915)	(4,714)	—	(4,714)

	$587,120	$(403,977)	$183,143	$—	$183,143

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM International Bond Fund	63

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments at value:
Unaffiliated investments (cost $42,040,191)	$45,187,032
Affiliated investments (cost $2,608,423)	2,608,423
Foreign currency, at value (cost $110,493)	109,917
Cash segregated for counterparty - OTC	270,000
Dividends and interest receivable	507,121
Unrealized appreciation on OTC swap agreements	373,403
Deposit with broker for centrally cleared/exchange-traded derivatives	340,000
Receivable for investments sold	241,190
Receivable for Fund shares sold	222,123
Unrealized appreciation on OTC forward foreign currency exchange contracts	187,073
Due from broker—variation margin futures	48,048
Premiums paid for OTC swap agreements	26,639
Prepaid expenses and other assets	5,681

Total Assets	50,126,650

Liabilities
Payable for Fund shares reacquired	325,151
Unrealized depreciation on OTC forward foreign currency exchange contracts	227,379
Unrealized depreciation on OTC swap agreements	102,126
Accrued expenses and other liabilities	72,008
Premiums received for OTC swap agreements	71,692
Audit fee payable	50,500
Due to broker—variation margin swaps	31,376
Management fee payable	20,100
Payable for investments purchased	6,285
Options written outstanding, at value (proceeds received $3,571)	2,736
Trustees’ fees payable	904
Distribution fee payable	373
Affiliated transfer agent fee payable	88
Unrealized depreciation on OTC cross currency exchange contracts	44
Dividends payable	8

Total Liabilities	910,770

Net Assets	$49,215,880

Net assets were comprised of:
Shares of beneficial interest, at par	$4,858
Paid-in capital in excess of par	47,260,103
Total distributable earnings (loss)	1,950,919

Net assets, October 31, 2020	$49,215,880

See Notes to Financial Statements.

64

Class A
Net asset value and redemption price per share, ($523,348 ÷ 51,655 shares of beneficial interest issued and outstanding)	$10.13
Maximum sales charge (3.25% of offering price)	0.34

Maximum offering price to public	$10.47

Class C
Net asset value, offering price and redemption price per share, ($310,555 ÷ 30,663 shares of beneficial interest issued and outstanding)	$10.13

Class Z
Net asset value, offering price and redemption price per share, ($16,103,590 ÷ 1,589,581 shares of beneficial interest issued and outstanding)	$10.13

Class R6
Net asset value, offering price and redemption price per share, ($32,278,387 ÷ 3,185,854 shares of beneficial interest issued and outstanding)	$10.13

See Notes to Financial Statements.

PGIM International Bond Fund	65

Statement of Operations

Year Ended October 31, 2020

Net Investment Income (Loss)
Income
Interest income (net of $117 foreign withholding tax)	$1,007,145
Affiliated dividend income	30,784
Affiliated income from securities lending, net	64

Total income	1,037,993

Expenses
Management fee	214,837
Distribution fee(a)	3,180
Custodian and accounting fees	124,622
Audit fee	50,708
Registration fees(a)	41,332
Legal fees and expenses	24,541
Shareholders’ reports	21,259
Transfer agent’s fees and expenses (including affiliated expense of $709)(a)	17,854
Trustees’ fees	11,001
Miscellaneous	19,469

Total expenses	528,803
Less: Fee waiver and/or expense reimbursement(a)	(265,613)

Net expenses	263,190

Net investment income (loss)	774,803

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $353)	(332,460)
Futures transactions	750,196
Forward and cross currency contract transactions	(1,647,779)
Options written transactions	3,441
Swap agreement transactions	(1,151,800)
Foreign currency transactions	(29,961)

(2,408,363)

Net change in unrealized appreciation (depreciation) on:
Investments	1,587,841
Futures	(185,811)
Forward and cross currency contracts	404,547
Options written	835
Swap agreements	763,814
Foreign currencies	(10,486)

2,560,740

Net gain (loss) on investment and foreign currency transactions	152,377

Net Increase (Decrease) In Net Assets Resulting From Operations	$927,180

See Notes to Financial Statements.

66

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	958	2,222	—	—
Registration fees	10,163	9,738	11,793	9,638
Transfer agent’s fees and expenses	1,030	313	16,414	97
Fee waiver and/or expense reimbursement	(12,470)	(10,745)	(73,317)	(169,081)

See Notes to Financial Statements.

PGIM International Bond Fund	67

Statements of Changes in Net Assets

	Year Ended October 31,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$774,803	$533,311
Net realized gain (loss) on investment and foreign currency transactions	(2,408,363)	2,960,835
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,560,740	1,315,639

Net increase (decrease) in net assets resulting from operations	927,180	4,809,785

Dividends and Distributions
Distributions from distributable earnings
Class A	(20,297)	(11,478)
Class C	(6,132)	(1,697)
Class Z	(433,454)	(67,729)
Class R6	(2,110,870)	(2,664,029)

	(2,570,753)	(2,744,933)

Tax return of capital distributions
Class A	(7,942)	—
Class C	(2,400)	—
Class Z	(169,614)	—
Class R6	(825,998)	—

	(1,005,954)	—

Fund share transactions
Net proceeds from shares sold	22,469,556	3,412,549
Net asset value of shares issued in reinvestment of dividends and distributions	3,575,887	2,744,737
Cost of shares reacquired	(9,379,252)	(152,333)

Net increase (decrease) in net assets from Fund share transactions	16,666,191	6,004,953

Total increase (decrease)	14,016,664	8,069,805

Net Assets:
Beginning of year	35,199,216	27,129,411

End of year	$49,215,880	$35,199,216

See Notes to Financial Statements.

68

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five series: PGIM Absolute Return Bond Fund, PGIM QMA Large-Cap Core Equity Fund and PGIM Select Real Estate Fund, each of which are diversified funds for purposes of the 1940 Act and PGIM International Bond Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act, and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM International Bond Fund (the “Fund”).

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

PGIM International Bond Fund	69

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

70

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

PGIM International Bond Fund	71

Notes to Financial Statements (continued)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

72

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in

PGIM International Bond Fund	73

Notes to Financial Statements (continued)

the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed

74

rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap,

PGIM International Bond Fund	75

Notes to Financial Statements (continued)

represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early

76

and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

PGIM International Bond Fund	77

Notes to Financial Statements (continued)

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based upon the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the

78

ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, and PGIM Limited (each a “subadviser” and collectively the “subadvisers”). The subadvisory agreement provides that the subadvisers will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisers are obligated to keep certain books and records of the Fund. The Manager pays for the services of the subadvisers, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended October 31, 2020.

Effective December 1, 2019, the Manager has contractually agreed, through February 28, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.99% of average daily net assets for Class A shares, 1.74% of average daily net assets for Class C shares, 0.63% of average daily net assets for Class Z shares and 0.58% of average daily net assets for Class R6 shares. Prior to December 1, 2019 the Manager had contractually agreed, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.99% of average daily net assets for Class A

PGIM International Bond Fund	79

Notes to Financial Statements (continued)

shares, 1.74% of average daily net assets for Class C shares, 0.74% of average daily net assets for Class Z shares and 0.74% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2020, PIMS received $669 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2020, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

80

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2020, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2020, were $17,414,746 and $5,967,373, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended October 31, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$594,002	$29,203,473	$27,189,052	$—	$—	$2,608,423	2,608,423	$30,784

PGIM International Bond Fund	81

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund*
$—	$126,068	$126,421	$—	$353	$—	—	$64	**

$594,002	$29,329,541	$27,315,473	$—	$353	$2,608,423		$30,848

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2020, the tax character of dividends paid by the Fund were $2,448,226 of ordinary income, $122,527 of long-term capital gains and $1,005,954 of tax return of capital. For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $2,744,933 of ordinary income.

As of October 31, 2020, there were no accumulated undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$45,707,149	$4,956,061	$(1,424,846)	$3,531,215

The differences between book basis and tax basis were primarily attributable to forward foreign currency exchange contracts, straddles, premium on bonds and other cost basis differences between financial and tax accounting.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2020 of approximately $1,580,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

82

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2020 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares

Class C	1,222	4.0%

Class R6	3,180,730	99.8%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated

Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares

1	65.5%	1	27.0%

PGIM International Bond Fund	83

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2020:
Shares sold	65,742	$672,165
Shares issued in reinvestment of dividends and distributions	2,691	27,494
Shares reacquired	(41,452)	(410,400)

Net increase (decrease) in shares outstanding	26,981	$289,259

Year ended October 31, 2019:
Shares sold	14,370	$149,593
Shares issued in reinvestment of dividends and distributions	1,130	11,282
Shares reacquired	(917)	(9,195)

Net increase (decrease) in shares outstanding	14,583	$151,680

Class C
Year ended October 31, 2020:
Shares sold	26,752	$271,956
Shares issued in reinvestment of dividends and distributions	843	8,536
Shares reacquired	(1,108)	(10,959)

Net increase (decrease) in shares outstanding	26,487	$269,533

Year ended October 31, 2019:
Shares sold	2,472	$25,000
Shares issued in reinvestment of dividends and distributions	170	1,697

Net increase (decrease) in shares outstanding	2,642	$26,697

Class Z
Year ended October 31, 2020:
Shares sold	2,113,296	$21,478,375
Shares issued in reinvestment of dividends and distributions	59,329	602,980
Shares reacquired	(902,952)	(8,900,228)

Net increase (decrease) in shares outstanding	1,269,673	$13,181,127

Year ended October 31, 2019:
Shares sold	309,343	$3,161,755
Shares issued in reinvestment of dividends and distributions	6,505	67,729
Shares reacquired	(11,600)	(122,988)

Net increase (decrease) in shares outstanding	304,248	$3,106,496

Class R6
Year ended October 31, 2020:
Shares sold	4,643	$47,060
Shares issued in reinvestment of dividends and distributions	286,988	2,936,877
Shares reacquired	(5,688)	(57,665)

Net increase (decrease) in shares outstanding	285,943	$2,926,272

Year ended October 31, 2019:
Shares sold	7,485	$76,201
Shares issued in reinvestment of dividends and distributions	268,505	2,664,029
Shares reacquired	(1,950)	(20,150)

Net increase (decrease) in shares outstanding	274,040	$2,720,080

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8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2020.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed

PGIM International Bond Fund	85

Notes to Financial Statements (continued)

income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments lack liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all

86

or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally.

PGIM International Bond Fund	87

Notes to Financial Statements (continued)

The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

88

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM International Bond Fund	89

Financial Highlights

Class A Shares
				December 14, 2016(a)
	Year Ended October 31,			through October 31,
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.83	$10.22	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.14	0.12	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.10	1.43	(0.08)	0.57
Total from investment operations	0.24	1.57	0.04	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.53)	(0.96)	(0.26)	-
Tax return of capital distributions	(0.24)	-	-	(0.20)
Distributions from net realized gains	(0.17)	-	-	-
Total dividends and distributions	(0.94)	(0.96)	(0.26)	(0.20)
Net asset value, end of period	$10.13	$10.83	$10.22	$10.44
Total Return(c):	2.30%	16.52%	0.40%	6.42%

Ratios/Supplemental Data:
Net assets, end of period (000)	$523	$267	$103	$91
Average net assets (000)	$383	$163	$99	$38
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%	0.99	%(f)
Expenses before waivers and/or expense reimbursement	4.24%	9.63%	17.44%	3.39	%(f)
Net investment income (loss)	1.42%	1.35%	1.14%	0.85	%(f)
Portfolio turnover rate(g)	16%	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

90

Class C Shares
				December 14, 2016(a)
	Year Ended October 31,			through October 31,
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.83	$10.22	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03	0.04	-
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.10	1.46	(0.07)	0.57
Total from investment operations	0.16	1.49	(0.03)	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.45)	(0.88)	(0.19)	-
Tax return of capital distributions	(0.24)	-	-	(0.13)
Distributions from net realized gains	(0.17)	-	-	-
Total dividends and distributions	(0.86)	(0.88)	(0.19)	(0.13)
Net asset value, end of period	$10.13	$10.83	$10.22	$10.44
Total Return(c):	1.61%	15.65%	(0.34)%	5.73%

Ratios/Supplemental Data:
Net assets, end of period (000)	$311	$45	$16	$11
Average net assets (000)	$222	$31	$13	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.74%	1.74%	1.74%	1.74	%(f)
Expenses before waivers and/or expense reimbursement	6.58%	43.49%	124.78%	3.26	%(f)
Net investment income (loss)	0.63%	0.33%	0.41%	0.06	%(f)
Portfolio turnover rate(g)	16%	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund	91

Financial Highlights (continued)

Class Z Shares
				December 14, 2016(a)
	Year Ended October 31,			through October 31,
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.83	$10.23	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.14	0.15	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.09	1.45	(0.07)	0.57
Total from investment operations	0.27	1.59	0.08	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.56)	(0.99)	(0.29)	-
Tax return of capital distributions	(0.24)	-	-	(0.22)
Distributions from net realized gains	(0.17)	-	-	-
Total dividends and distributions	(0.97)	(0.99)	(0.29)	(0.22)
Net asset value, end of period	$10.13	$10.83	$10.23	$10.44
Total Return(c):	2.66%	16.80%	0.75%	6.67%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,104	$3,466	$160	$11
Average net assets (000)	$10,840	$1,763	$140	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.63%	0.74%	0.74%	0.74	%(f)
Expenses before waivers and/or expense reimbursement	1.31%	2.16%	12.47%	2.24	%(f)
Net investment income (loss)	1.74%	1.28%	1.43%	1.09	%(f)
Portfolio turnover rate(g)	16%	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

92

Class R6 Shares
				December 14, 2016(a)
	Year Ended October 31,			through October 31,
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.84	$10.23	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.18	0.14	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.08	1.42	(0.06)	0.57
Total from investment operations	0.27	1.60	0.08	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.57)	(0.99)	(0.29)	-
Tax return of capital distributions	(0.24)	-	-	(0.22)
Distributions from net realized gains	(0.17)	-	-	-
Total dividends and distributions	(0.98)	(0.99)	(0.29)	(0.22)
Net asset value, end of period	$10.13	$10.84	$10.23	$10.44
Total Return(c):	2.71%	16.81%	0.75%	6.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$32,278	$31,421	$26,850	$26,654
Average net assets (000)	$31,522	$29,104	$26,854	$25,767
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.59%	0.74%	0.74%	0.74	%(f)
Expenses before waivers and/or expense reimbursement	1.13%	1.40%	1.55%	1.99	%(f)
Net investment income (loss)	1.84%	1.75%	1.39%	1.07	%(f)
Portfolio turnover rate(g)	16%	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund	93

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 9 and Shareholders of PGIM International Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM International Bond Fund (one of the funds constituting Prudential Investment Portfolios 9, referred to hereafter as the “Fund”) as of October 31, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 17, 2020

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

94

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95

Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM International Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94

Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95

Executive Committee of the IDC Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Michael S. Hyland, CFA 1945 Board Member Portfolios Overseen: 95

Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

		None.	Since July 2008

Brian K. Reid 1961 Board Member Portfolios Overseen: 94

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM International Bond Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).

		None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; James E. Quinn, 2013; Richard A. Redeker, 2000; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM International Bond Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM International Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM International Bond Fund (the “Fund”)1 consists of eleven individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements

[1]	PGIM International Bond Fund is a series of Prudential Investment Portfolios 9.

PGIM International Bond Fund

Approval of Advisory Agreements (continued)

with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the

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day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM International Bond Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year and the three-year periods ended December 31, 2019. The Board considered that the Fund commenced operations on December 14, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the

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Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board considered that the Fund commenced operations on December 14, 2016 and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.99% for Class A shares and 1.74% for Class C shares through February 28, 2021.

•

The Board and PGIM Investments agreed to an expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.58% for Class R6 shares and 0.63% for Class Z shares through February 28, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM International Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Fixed Income PGIM Limited	655 Broad Street Newark, NJ 07102 Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM International Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INTERNATIONAL BOND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PXBAX	PXBCX	PXBZX	PXBQX
CUSIP	74441J738	74441J720	74441J696	74441J712

MF234E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended October 31, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended October 31, 2020, PwC billed the Registrant $206,750 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended October 31, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended October 31, 2019, KPMG billed the Registrant $208,621 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended October 31, 2020, fees of $10,057 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended October 31, 2019, fees of $7,090 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(d) All Other Fees

For the fiscal years ended October 31, 2020 and October 31, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2020 and October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2020 and October 31, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 17, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 17, 2020